EXHIBIT 10.34
                               ADVICE OF INSURANCE

NUMBER/DATE         LAT97-0002A/February 20, 1997

NAMED INSURED       OUTSOURCE INTERNATIONAL, INC. et. al.
ADDRESS             1144 E. Newport Center
                    Deerfield Beach, FL 33442

                    Attention: Mike McGowan

IN ACCORDANCE WITH YOUR INSTRUCTIONS, WE HAVE ARRANGED INSURANCE ATTACHING FROM March 1, 1997 AND EXPIRING May 1, 1997

TYPE OF COVERAGE    WORKERS COMPENSATION & EMPLOYER'S LIABILITY

          Workers' Compensation:
               Statutory, all scheduled states
               Other States Insurance - all Non-monopolistic states
          Employers Liability:
               Bodily Injury by Accident - $1,000,000 each accident
               Bodily Injury by Disease  - $1,000,000 each employee
               Bodily Injury by Disease  - $1,000,000 policy limit
          Terms and Conditions:
               Deductible - $250,000 per Accident, $500,000 for USL&H
               Retention  - $250,000 per Accident, $500,000 for USL&H
          Endorsements: Stop Gap - $1,000,000 limit - Monopolistic States
               Voluntary Compensation Endorsement - USL&H Endorsement
               Alternate Employer Endorsement - 90 Day Notice of Cancellation 90 Day Notice of Non-Renewal Endorsement

                    INSURANCE COMPANY OF THE STATE OF PA.
               Pol. #2177940 All other States, Ex. ME, and Monopolistic States Pol. #2177944 - AZ, MD, VA; Pol. #2177945 - CA
               Pol. #2177946 - ID; Pol. #2177948 - OR

                    NATIONAL UNION UNION FIRE INSURANCE COMPANY OF PA
               Pol. #2177943 - UT, WI
INSURING COMPANY(IES)

COVERAGE IS SUBJECT TO ALL TERMS, CONDITIONS AND EXCLUSIONS OF THE POLICY. THE POLICY(IES) ARE BEING PREPARED AND WILL BE FORWARDED TO YOU AS SOON AS POSSIBLE. IMPORTANT IF THERE IS ANY INACCURACY IN THE ABOVE DESCRIPTION OF INSURANCE REQUIRED, PLEASE ADVISE US IMMEDIATELY.

                                             /s/ GARY MORRIS
                                                 -------------------------
                                                 Gary Morris
                                                 Authorized Representative

                    [CENTURY FINANCIAL SERVICES LETTERHEAD]

                               ADVICE OF INSURANCE

NUMBER/DATE         LAT97-0002/January 1, 1997

NAMED INSURED       OUTSOURCE INTERNATIONAL, INC. et. al.
ADDRESS             1144 E. Newport Center
                    Deerfield Beach, FL 33442

                    Attention: Mike McGowan

IN ACCORDANCE WITH YOUR INSTRUCTIONS, WE HAVE ARRANGED INSURANCE ATTACHING FROM January 1, 1997 AND EXPIRING March 1, 1997
            (policies to be issued with January 1, 1998 expirations)

TYPE OF COVERAGE    WORKERS COMPENSATION & EMPLOYER'S LIABILITY

          Workers' Compensation:
               Statutory, all scheduled states
               Other States Insurance - all Non-monopolistic states Employers Liability:
               Bodily Injury by Accident - $1,000,000 each accident
               Bodily Injury by Disease  - $1,000,000 each employee
               Bodily Injury by Disease  - $1,000,000 policy limit
          Terms and Conditions:
               Deductible - $250,000 per Accident, $500,000 for USL&H
               Retention  - $250,000 per Accident, $500,000 for USL&H
          Endorsements: Stop Gap - $1,000,000 limit - Monopolistic States
               Voluntary Compensation Endorsement - USL&H Endorsement
               Alternate Employer Endorsement-90 Day Notice of Cancellation 90 Day Notice of Non-Renewal Endorsement

                    INSURANCE COMPANY OF THE STATE OF PA.
               Pol. #2177940 All other States, Ex. ME, and Monopolistic States Pol. #2177944 - AZ, MD, VA; Pol. #2177945 - CA
               Pol. #2177946 - ID; Pol. #2177948 - OR
                    NATIONAL UNION UNION FIRE INSURANCE COMPANY OF PA
               Pol. #2177943 - UT, WI

INSURING COMPANY(IES)

COVERAGE IS SUBJECT TO ALL TERMS, CONDITIONS AND EXCLUSIONS OF THE POLICY. THE POLICY(IES) ARE BEING PREPARED AND WILL BE FORWARDED TO YOU AS SOON AS POSSIBLE. IMPORTANT IF THERE IS ANY INACCURACY IN THE ABOVE DESCRIPTION OF INSURANCE REQUIRED, PLEASE ADVISE US IMMEDIATELY.

                                             /s/ GARY H. MORRIS
                                                 -------------------------
                                                 Gary H. Morris
                                                 Authorized Representative

                    [CENTURY FINANCIAL SERVICES LETTERHEAD]

NOTICE OF PREMIUM DUE                        [LOGO] Member Companies of
This premium is due and payable to the              American International Group
company 15 days from the date of this
bill or 30 days from inceptionof the
contract, whichever is later.  Additional
installments are due and payable on the      FOR INSURANCE IN FAVOR OF:
indicated due date. If the payment is not
received within the time stipulated this
policy will be cancelled.                    OUTSOURCE INTERNATIONAL, INC.
                                             8000 NORTH FEDERAL HIGHWAY
ISSUING COMPANY:                             BOCA RATON     FL 33487-0000

INS CO OF THE STATE OF PENN

PRODUCER:

                                             PRODUCER NUMBER:   BILLING DATE:
CENTURY FINANCIAL SERVICES
185 N W SPANISH RIVER BLVD. 170                   49565           04/10/97
BOCA RATON     FL 33481-1088

POLICY NUMBER       POLICY PERIOD              COMM. RATE           PREMIUM DUE
--------------------------------------------------------------------------------
                    FROM        TO
WC 217-79-40        01/01/97    01/01/98         0.00000            $2,562,180
--------------------------------------------------------------------------------
                  STATE(S) SURCHARGE/TAX            0                 $10,589
PAYMENT SCHEDULE: --------------------------------------------------------------

    PREPAID                              DUE & PAYABLE
                  INSTALLMENT DATE            DATE         AMOUNT DUE
                      01/01/97              04/26/97       $2,572,729

[LOGO] REMIT TO:

       AMERICAN INTERNATIONAL COMPANIES
       AMERICAN INTERNATIONAL COMPANIES
       P.O. BOX 10642                                  TOTAL PREMIUM: $2,572,729
       NEWARK, N.J. 07193-0842

                                 INSURED'S COPY

DATE: 04/11/97                                          POLICY NUMBER: 217-79-40

               UNDERWRITER NAME:      ROBERT WINDHAM

               UNDERWRITER REGION:    ATLANTA

               UNDERWRITER BRANCH:    MIAMI

               UNDERWRITER TELEPHONE: (770) 671-2396 EXT:

               FILE COPY

FSI

EPS TRACKING-ID: 0021779409022920    ANY1410D

ISSUED BY THE STOCK INSURANCE COMPANY
HEREIN CALLED THE COMPANY                      AGENT NUMBER      POLICY NUMBER

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                13889         49565        RM WC 217-79-40

INCORPORATED UNDER THE LAWS OF PENNSYLVANIA
ITEM 1. NAMED INSURED:   MAILING ADDRESS   IDENTIFICATION NO.

OUTSOURCE INTERNATIONAL, INC.               [LOGO] Member Companies of
8000 NORTH FEDERAL HIGHWAY                         American International Group

BOCA RATON     FL 33487-0000                EXECUTIVE OFFICES:
                                            70 PINE STREET, NEW YORK, N.Y. 10270
I.D.# 917-356254
                                            PRODUCERS NAME & MAILING ADDRESS
WORKERS COMPENSATION AND
EMPLOYERS LIABILITY POLICY                  CENTURY FINANCIAL SERVICES
INFORMATION PAGE                            185 N W SPANISH RIVER BLVD 170
                                            POB 811088
                                            BOCA RATON     FL 33481-1088
--------------------------------------------------------------------------------
INSURED IS CORPORATION                      PREVIOUS POLICY NUMBER
                                                          RMWC 2117626 (RENEWAL)
--------------------------------------------------------------------------------
OTHER WORKPLACES NOT SHOWN ABOVE
--------------------------------------------------------------------------------
ITEM 2   POLICY PERIOD 12:01 A.M. STANDARD TIME AT THE INSURED'S MAILING
         ADDRESS                                       FROM 01/01/97 TO 01/01/98
--------------------------------------------------------------------------------

ITEM 3   A. WORKERS COMPENSATION INSURANCE: PART ONE OF THE POLICY APPLIES TO
            WORKERS COMPENSATION LAW OF THE STATES LISTED HERE:
            AK  AL  AR  CT  DC  FL  GA  IA  IL  IN  KY  LA  MA  MI  MN  MO  MS
            NC  NE  NH  NJ  NM  NY  PA  SC  SD  TN  TX
       -------------------------------------------------------------------------
         B. EMPLOYERS LIABILITY INSURANCE: PART TWO OF THE POLICY APPLIES TO THE WORK IN EACH STATE LISTED IN ITEM 3.A.
            THE LIMITS OF OUR LIABILITY UNDER PART TWO ARE:

                              BODILY INJURY BY ACCIDENT $1,000,000 EACH ACCIDENT

                              BODILY INJURY BY DISEASE  $1,000,000 POLICY LIMIT

                              BODILY INJURY BY DISEASE  $1,000,000 EACH EMPLOYEE
       -------------------------------------------------------------------------
         C. OTHER STATES INSURANCE: PART THREE OF THE POLICY APPLIES TO THE STATES, IF ANY, LISTED HERE:
            ALL STATES EXCEPT AZ CA ID ME MD NV ND OH OR UT VA WA WV WI WY
--------------------------------------------------------------------------------
ITEM 4 THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUALS OF RULES, CLASSIFICATIONS, RATES AND RATING PLANS.
         ALL INFORMATION REQUIRED BELOW IS SUBJECT TO VERIFICATION AND CHANGE
         BY AUDIT.
       -------------------------------------------------------------------------
                               ESTIMATED TOTAL    RATE PER       ESTIMATED
CLASSIFICATIONS CODE NUMBER    REMUNERATION      $100 OF RE-      PREMIUM
                            [X]ANNUAL [ ]3 YEAR  NUMERATION  [X]ANNUAL [ ]3 YEAR
--------------------------------------------------------------------------------

SEE ATTACHED SCHEDULES
TAXES/ASSESSSMENTS/SURCHARGES                                       $10,569
SEE EXTENSION OF INFORMATION PAGE

--------------------------------------------------------------------------------
EXPENSE CONSTANT (EXCEPT WHERE APPLICABLE BY STATE)  $190  MA
--------------------------------------------------------------------------------
MINIMUM PREMIUM $1,725  PA     TOTAL ESTIMATED PREMIUM            $2,562,160
--------------------------------------------------------------------------------
Indicated below, interim adjustments of premium shall be made:
 [ ]Semi-Annually   [ ]Quarterly   [ ]Monthly     DEPOSIT PREMIUM  2,562,160
--------------------------------------------------------------------------------
ENDORSEMENTS (FORM NUMBER)

                             SEE ATTACHED SCHEDULE

--------------------------------------------------------------------------------

04/10/97  ATLANTA                        07
-------------------------------------------------
ISSUE DATE   PRINT DATE: 04/11/97  ISSUING OFFICE

                                        ----------------------------------------
9967                                    AUTHORIZED REPRESENTATIVE    WC 00 00 01

                                 INSURED'S COPY

                                 FORMS SCHEDULE

Policy Number: RM WC 217-79-40                          Effective Date: 01/01/97

--------------------------------------------------------------------------------

53365WC     SOLICITATION COMMENTS POL/HLDR
53690WC     TEXAS NOTICE
WC7738      NOTE POL/HOLDRS ACC PREV SERVS
WC000000A   TERMS & CONDITIONS

WC000101A   DEFENSE BASE ACT COVERAGE ENDT
WC000106A   USL&H WC ACT COVERAGE END.
WC000301A   ALTERNATE EMPLOYER ENDORSEMENT
WC000311A   VOL COMP & EL COVERAGE ENDT
WC000403    EXPERIENCE RATING MOD FACTOR
WC000414    NOTIFICATION OF CHG OWNERSHIP
WC53138     LOSS REIMBURSEMENT ENDORSEMENT
WC540002    ALASKA SURCHARGE
WC540301    AK LIMIT OF LIABILITY ENDT
WC540601    NOTICE OF INSTALLMENT OF OPT ENDT
LWNAKNOTE   AK NOTICE TO EMPLOYEES
LWNALASKA   AK YOU AND YOUR POLICY
59471WC     AR NOTICE TO POLICYHOLDERS
WC030601A   ARKANSAS AMENDATORY ENDT
LWNINPHA    AR NOTICE TO POLICYHOLDERS
WC060301    CT-APPLICATION OF WC INS
WC060303A   WC FUNDS COVERAGE ENDT.
WC060303B   CONNECTICUT WC FUNDS ENDT.
WC060501    RETRO PREM SUPPLEM END-CT
LWNNPAH     NOT POL/HOLDER AMERICAN HO INS
WC080601    DC-CANCELLATION
WC090402    FL EXPERIENCE RATING MOD ENDT
WC100601A   GA CANCEL. NONREN CHANGE ENDT
WC120601B   IL MANDATORY ENDORSEMENT
62958WC     IN NOTICE TO POLICYHOLDERS
LWNINPOL    NOTICE TO POLICYHOLDERS
60713WC     KY ADDENDUM TO APPLICATION
WC000292    TAX AND ASSESSMENT-KENTUCKY
WC170302    PUNITIVE DAMAGES ENDT.
WC170601    LOUISIANA AMENDATORY ENDT
WC170602A   LA COST CONTAINMENT ACT ENDT.
WC200301    MA-LIMITS OF LIABILITY
WC200302    MA-ASSESSMENT CHARGE
WC200303A   NOTICE TO POLICYHOLDER ENDT
WC200601    MA CANCELLATION ENDORSEMENT
WC210303    MI-NOTICE TO POLICYHOLDER
WC210601    MI-LAW
WC220601A   MN CANCELLATION AND RENEWAL EN
LWNMNIGA    INSURANCE GUARANTY ASSOCIATION
WC240301    MO-LIMIT OF LIABILITY
WC240403    MO SAFETY CERTIFICATION ENDT.
WC240501    RETRO PREM SUPPLEM END-MO
WC240601A   MISSOURI CANC/NONREW ENDT
WC240602A   PROPERTY CASUALTY GUARANTY ASS
WC63612     NOTICE TO POLICYHOLDER

LW0418
(ED. 1-92)                    INSURED'S COPY

                                 FORMS SCHEDULE

Policy Number: RM WC 217-79-40                          Effective Date: 01/01/97

--------------------------------------------------------------------------------

WC320301A   NC AMENDED COVERAGE ENDT
WC260601A   NE CANCELLATION ENDORSEMENT
WC280601    NH-SOLE REPRESENTATIVE
WC280604    NH AMENDATORY ENDORSEMENT
WC290301    NJ-PART TWO LIMIT OF LIABILITY
LWNNJSIF    NEW JERSEY SECOND INJURY FUND
LWNNJUFEF   NJ UNINSURED EMPLOY FUND SUR
WC300302    NM-SAFETY DEVICE EXCLUSION
WC300601    CANCELLATION & NONRENEWAL ENDT
WC310308    NY-LIMIT OF LIABILITY
WC62942     NOT POLICYHOLDER NY CHANGE ASS
59472WC     PA NOTICE TO POLICYHOLDERS
WC370601    INSPECTION MANUALS-PA
WC370602    PA-NOTICE
WC370603    PA ACT 86-1986 ENDORSEMENT
WC400601    SD-DIRECT ACTION STATUTE
WC58978     SD NOTICE TO THE INSURED
WC420301D   TEXAS AMENDATORY ENDORSEMENT
WC420306    MAINTENANCE TAX SURCHARGE END.
WC420403    TX-EXP RATING MOD FACTOR
LWNTXDED    DED NOT/ELEC TO ACC TX WC BENE
WC880001    ST OF ME EXCEL
64478(7/96) LARGE RISK RATING PLAN

LW0418
(ED. 1-92)                    INSURED'S COPY

                  WORKERS COMPENSATION AND EMPLOYERS LIABILITY

                                INSURANCE POLICY

National Union Fire Insurance
Company of Pittsburgh, Pa.                                [LOGO]

American Home Assurance Company                     Member Companies of
                                             American International Group, Inc.
The Insurance Company of                            EXECUTIVE OFFICES
The State of Pennsylvania                             70 PINE STREET
                                                   NEW YORK, N.Y. 10270
Birmingham Fire Insurance Company
of Pennsylvania

Commerce and Industry
Insurance Company

     Coverage is provided by the Company designated on the Information Page
                           A Stock Insurance Company

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                QUICK REFERENCE

                                                                    BEGINNING ON
                                                                        PAGE

Information Page..........................................................i

GENERAL SECTION...........................................................1

     A. The Policy........................................................1

     B. Who Is Insured....................................................1

     C. Workers Compensation Law..........................................1

     D. State.............................................................1

     E. Locations.........................................................1

PART ONE-WORKERS COMPENSATION INSURANCE...................................1

     A. How This Insurance Applies........................................1

     B. We Will Pay.......................................................1

     C. We Will Defend....................................................1

     D. We Will Also Pay..................................................1

     E. Other Insurance...................................................2

     F. Payments You Must Make............................................2

     G. Recovery From Others..............................................2

     H. Statutory Provisions..............................................2

      THESE POLICY PROVISIONS WITH THE INFORMATION PAGE AND ENDORSEMENTS,
          IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THIS POLICY.

      "INCLUDES COPYRIGHT MATERIAL OF THE NATIONAL COUNCIL ON COMPENSATION
                      INSURANCE, USED WITH ITS PERMISSION.

           COPYRIGHT 1983 NATIONAL COUNCIL ON COMPENSATION INSURANCE"

39638C(04/92)                                           WC 00 00 00 A (STANDARD)
                                 INSURED'S COPY                  ED 4 O2

                                                                    BEGINNING ON
                                                                        PAGE

PART TWO - EMPLOYERS LIABILITY INSURANCE..................................2

     A. How this Insurance Applies........................................2

     B. We Will Pay.......................................................3

     C. Exclusions........................................................3

     D. We Will Defend....................................................3

     E. We Will Also Pay..................................................4

     F. Other Insurance...................................................4

     G. Limits of Liability...............................................4

     H. Recovery From Others..............................................4

     I. Action Against Us.................................................4

PART THREE - OTHER STATES INSURANCE.......................................4

     A. How this Insurance Applies........................................4

     B. Notice............................................................5

PART FOUR - YOUR DUTIES IF INJURY OCCURS..................................5

PART FIVE - PREMIUM.......................................................5

     A. Our Manuals.......................................................5

     B. Classifications...................................................5

     C. Renumeration......................................................5

     D. Premium Payments..................................................5

     E. Final Premium.....................................................5

     F. Records...........................................................6

     G. Audit.............................................................6

PART SIX - CONDITIONS.....................................................6

     A. Inspection........................................................6

     B. Lont Term Policy..................................................6

     C. Transfer of Your Rights and Duties................................6

     D. Cancellation......................................................6

     E. Sole Representative...............................................6

IMPORTANT: This Quick Reference is NOT part of the Workers Compensation and Employers Liability Policy and does NOT provide coverage. Refer to the Workers Compensation and Employers Liability Policy itself for actual contractual provisions.

 PLEASE READ THE WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY CAREFULLY

                                 INSURED'S COPY

                   ATTACH FORM AND ENDORSEMENTS (IF ANY) HERE

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

   In return for the payment of the premium and subject to all terms of this policy, we agree with you as follows.

                                GENERAL SECTION

A.   THE POLICY

     This policy includes at its effective date the Information Page and all endorsements and schedules listed there. It is a contract of insurance between you (the employer named in Item 1 of the Information Page) and us (the insurer named on the Information Page). The only agreements relating to this insurance are stated in this policy. The terms of this policy may not be changed or waived except by endorsement issued by us to be part of this policy.

B.   WHO IS INSURED

     You are insured if you are an employer named in Item 1 of the Information Page. If that employer is a partnership, and if you are one of its partners, you are insured, but only in your capacity as an employer of the partnership's employees.

C.   WORKERS COMPENSATION LAW

     Workers Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page. It includes any amendments to that law which are in effect during the policy period. It does not include any federal workers or workmen's compensation law, any federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

D.   STATE

     State means any state of the United States of America, and the District of Columbia.

E.   LOCATIONS

     This policy covers all of your workplaces listed in Items 1 or 4 of the Information Page; and it covers all other workplaces in Item 3.A states unless you have other insurance or are self-insured for such workplaces.

                    PART ONE - WORKERS COMPENSATION INSURANCE

A.    HOW THIS INSURANCE APPLIES

     This workers compensation insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

     1. Bodily injury by accident must occur during the policy period.

     2. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.   WE WILL PAY

     We will pay promptly when due the benefits required of you by the workers compensation law.

C.   WE WILL DEFEND

     We have the right and duty to defend at our expense any claim, proceeding or suit against you for benefits payable by this insurance. We have the right to investigate and settle these claims, proceedings or suits.

     We have no duty to defend a claim, proceeding or suit that is not covered by this insurance.

D.   WE WILL ALSO PAY

     We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim, proceeding or suit we defend:

     1. reasonable expenses incurred at our request, but not loss of earnings;

     2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the amount payable under this insurance;

WC 00 00 00 A

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                                 INSURED'S COPY

     3. litigation costs taxed against you;

     4. interest on a judgment as required by law until we offer the amount due under this insurance; and

     5. expenses we incur.

E.   OTHER INSURANCE

     We will not pay more than our share of benefits and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that may apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance will be equal until the loss is paid.

F.   PAYMENTS YOU MUST MAKE

     You are responsible for any payments in excess of the benefits regularly provided by the workers compensation law including those required because:

     1. of your serious and willful misconduct;

     2. you knowingly employ an employee in violation of law;

     3. you fail to comply with a health or safety law or regulation; or

     4. you discharge, coerce or otherwise discriminate against any employee in violation of the workers compensation law.

     If we make any payments in excess of the benefits regularly provided by the workers compensation law on your behalf, you will reimburse us promptly.

G.   RECOVERY FROM OTHERS

     We have your rights, and the rights of persons entitled to the benefits of this insurance, to recover our payments from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

H.   STATUTORY PROVISIONS

     These statements apply where they are required by law.

     1. As between an injured worker and us, we have notice of the injury when you have notice.

     2. Your default or the bankruptcy or insolvency of you or your estate will not relieve us of our duties under this insurance after an injury occurs.

     3. We are directly and primarily liable to any person entitled to the benefits payable by this insurance. Those persons may enforce our duties; so may an agency authorized by law. Enforcement may be against us or against you and us.

     4. Jurisdiction over you is jurisdiction over us for purposes of the workers compensation law. We are bound by decisions against you under that law, subject to the provisions of this policy that are not in conflict with that law.

     5. This insurance conforms to the parts of the workers compensation law that apply to:

        a. benefits payable by this insurance or;

        b. special taxes, payments into security or other special funds, and assessments payable by us under that law.

     6. Terms of this insurance that conflict with the workers compensation law are changed by this statement to conform to that law.

     Nothing in these paragraphs relieves you of your duties under this policy.

                    PART TWO - EMPLOYERS LIABILITY INSURANCE

A.   HOW THIS INSURANCE APPLIES

     This employers liability insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

     1. The bodily injury must arise out of and in the course of the injured employee's employment by you.

     2. The employment must be necessary or incidental to your work in a state or territory listed in Item 3.A. of the Information Page.

     3. Bodily injury by accident must occur during the policy period.

     4. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

     5. If you are sued, the original suit and any related legal actions for damages for bodily injury

WC 00 00 00 A

                                     2 of 7
                                 INSURED'S COPY
     by accident or by disease must be brought in the United States of America, its territories or possessions, or Canada.

B.   WE WILL PAY

     We will pay all sums you legally must pay as damages because of bodily injury to your employees, provided the bodily injury is covered by this Employers Liability Insurance.

     The damages we will pay, where recovery is permitted by law, include damages:

     1. for which you are liable to a third party by reason of a claim or suit against you by that third party to recover the damages claimed against such third party as a result of injury to your employee;

     2. for care and loss of services; and

     3. for consequential bodily injury to a spouse, child, parent, brother or sister of the injured employee;

     provided that these damages are the direct consequence of bodily injury that arises out of and in the course of the injured employee's employment by you; and

     4. because of bodily injury to your employee that arises out of and in the course of employment, claimed against you in a capacity other than as employer.

C.   EXCLUSIONS

     This insurance does not cover:

     1. liability assumed under a contract. This exclusion does not apply to a warranty that your work will be done in a workmanlike manner;

     2. punitive or exemplary damages because of bodily injury to an employee employed in violation of law;

     3. bodily injury to an employee while employed in violation of law with your actual knowledge or the actual knowledge of any of your executive officers;

     4. any obligation imposed by a workers compensation, occupational disease, unemployment compensation, or disability benefits law, or any similar law;

     5. bodily injury intentionally caused or aggravated by you;

     6. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America or Canada who is temporarily outside these countries;

     7. damages arising out of coercion, criticism, demotion, evaluation, reassignment, discipline, defamation, harassment, humiliation, discrimination against or termination of any employee, or any personnel practices, policies, acts or omissions.

     8. bodily injury to any person in work subject to the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950), the Nonappropriated Fund Instrumentalities Act (5 USC Sections 8171-8173), the Outer Continental Shelf Lands Act (43 USC Sections 1331-1356), the Defense Base Act (42 USC Sections 1651-1654), the Federal Coal Mine Health and Safety Act of 1969 (30 USC Sections 901-942), any other federal workers or workmen's compensation law or other federal occupational disease law, or any amendments to these laws.

     9. bodily injury to any person in work subject to the Federal Employers' Liability Act (45 USC Sections 51-60), any other federal laws obligating an employer to pay damages to an employee due to bodily injury arising out of or in the course of employment, or any amendments to those laws.

     10. bodily injury to a master or member of the crew of any vessel.

     11. fines or penalties imposed for violation of federal or state law.

     12. damages payable under the Migrant and Seasonal Agricultural Worker Protection Act (29 USC Sections 1801-1872) and under any other federal law awarding damages for violation of those laws or regulations issued thereunder, and any amendments to those laws.

D.   WE WILL DEFEND

     We have the right and duty to defend, at our expense, any claim, proceeding or suit against you for damages payable by this insurance. We have the right to investigate and settle these claims, proceedings and suits.

WC 00 00 00 A

                                     3 of 7
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

     We have no duty to defend a claim, proceeding or suit that is not covered by this insurance. We hav no duty to defend or continue defending after we have paid our applicable limit of liability under this insurance.

E.   WE WILL ALSO PAY

     We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim proceeding, or suit we defend;

     1. reasonable expenses incurred at our request; but not loss of earnings;

     2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the limit of our liability under this insurance;

     3. litigation costs taxed against you;

     4. interest on a judgment as required by law until we offer the amount due under this insurance; and

     5. expenses we incur.

F.   OTHER INSURANCE

     We will not pay more than our share of damages and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance and self-insurance will be equal until the loss is paid.

G.   LIMITS OF LIABILITY

     Our liability to pay for damages is limited. Our limits of liability are shown in Item 3.B. of the Information Page. They apply as explained below.

     1. Bodily Injury by Accident. The limit shown for "bodily injury by accident-each accident" is the most we will pay for all damages covered by this insurance because of bodily injury to one or more employees in any one accident. A disease is not bodily injury by accident unless it results directly from bodily injury by accident.

     2. Bodily Injury by Disease. The limit shown for "bodily injury by disease-policy limit" is the most we will pay for all damages covered by this insurance and arising out of bodily injury by disease, regardless of the number of employees who sustain bodily injury by disease. The limit shown for "bodily injury by disease each employee" is the most we will pay for all damages because of bodily injury by disease to any one employee.

     Bodily injury by disease does not include disease that results directly from a bodily injury by accident.

     3. We will not pay any claims for damages after we have paid the applicable limit of our liability under this insurance.

H.   RECOVERY FROM OTHERS

     We have your rights to recover our payment from anyone liable for an injury covered by this insurance. You will do everything necessary to protect those rights for us and to help us enforce them.

I.   ACTIONS AGAINST US

     There will be no right of action against us under this insurance unless:

     1. You have complied with all the terms of this policy; and

     2. The amount you owe has been determined with our consent or by actual trial and final judgment.

     This insurance does not give anyone the right to add us as a defendant in an action against you to determine your liability. The bankruptcy or insolvency of you or your estate will not relieve us of our obligations under this Part.

                       PART THREE - OTHER STATES INSURANCE

A.   HOW THIS INSURANCE APPLIES

     1. This other states insurance applies only if one or more states are shown in Item 3.C. of the Information Page.

     2. If you begin work in any one of those states after the effective date of this policy and are not insured or are not self-insured for such work, all provisions of the policy will apply as though that state were listed in Item 3.A. of the Information Page.

     3. We will reimburse you for the benefits required by the workers compensation law of that state if we are not permitted to pay the benefits directly to persons entitled to them.

     4. If you have work on the effective date of this policy in any state not listed in Item 3.A. of the

WC 00 00 00 A

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                                 INSURED'S COPY

     Information Page, coverage will not be afforded for that state unless we are notified within thirty days.

B.   NOTICE

     Tell us at once if you begin work in any state listed in Item 3.C. of the Information Page.

                    PART FOUR - YOUR DUTIES IF INJURY OCCURS

     Tell us at once if injury occurs that may be covered by this policy. Your other duties are listed here.

     1. Provide for immediate medical and other services required by the workers compensation law.

     2. Give us or our agent the names and addresses of the injured persons and of witnesses, and other information we may need.

     3. Promptly give us all notices, demands and legal papers related to the injury, claim, proceeding or suit.

     4. Cooperate with us and assist us, as we may request, in the investigation, settlement or defense of any claim, proceeding or suit.

     5. Do nothing after an injury occurs that would interfere with our right to recover from others.

     6. Do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.

                               PART FIVE - PREMIUM

A.   OUR MANUALS

     All premium for this policy will be determined by our manuals of rules, rates, rating plans and classifications. We may change our manuals and apply the changes to this policy if authorized by law or a governmental agency regulating this insurance.

B.   CLASSIFICATIONS

     Item 4 of the Information Page shows the rate and premium basis for certain business or work classifications. These classifications were assigned based on an estimate of the exposures you would have during the policy period. If your actual exposures are not properly described by those classifications, we will assign proper classifications, rates and premium basis by endorsement to this policy.

C.   REMUNERATION

     Premium for each work classification is determined by multiplying a rate times a premium basis. Remuneration is the most common premium basis. This premium basis includes payroll and all other remuneration paid or payable during the policy period for the services of:

     1. All your officers and employees engaged in work covered by this policy; and

     2. All other persons engaged in work that could make us liable under Part One (Workers Compensation Insurance) of this policy. If you do not have payroll records for these persons, the contract price for their services and materials may be used as the premium basis. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured their workers compensation obligations.

D.   PREMIUM PAYMENTS

     You will pay all premium when due. You will pay the premium even if part or all of a workers compensation law is not valid.

E.   FINAL PREMIUM

     The premium shown on the Information Page, schedules, and endorsements is an estimate. The final premium will be determined after this policy ends by using the actual, not the estimated, premium basis and the proper classifications and rates that lawfully apply to the business and work covered by this policy. If the final premium is more than the premium you paid to us, you must pay us the balance. If it is less, we will refund the balance to you. The final premium will not be less than the highest minimum premium for the classifications covered by this policy.

     If this policy is canceled, final premium will be determined in the following way unless our manuals provide otherwise.

     1. If we cancel, final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the pro rate share of the minimum premium.

     2. If you cancel, final premium will be more than pro rata; it will be based on the time this policy was in force, and increased by our short rate

WC 00 00 00 A

                                     5 of 7
                                 INSURED'S COPY

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     cancellation table and procedure. Final premium will not be less than the minimum premium.

F.   RECORDS

     You will keep records of information needed to compute premium. You will provide us with copie of those records when we ask for them.

G.   AUDIT

     You will let us examine and audit all your records that relate to this policy. These records include ledgers, journals, registers, vouchers, contracts, tax reports, payroll and disbursement records, and programs for storing and retrieving data. We may conduct the audits during regular business hours during the policy period and within three years after the policy period ends. Information developed by audit will be used to determine final premium. Insurance rate service organizations have the same rights we have under this provision.

                              PART SIX - CONDITIONS

A.   INSPECTION

     We have the right, but are not obliged to inspect your workplaces at any time. Our inspections are not safety inspections. They relate only to the insurability of the workplaces and the premiums to be charged. We may give you reports on the conditions we find. We may also recommend changes. While they may help reduce losses, we do not undertake to perform the duty of any person to provide for the health or safety of your employees or the public. We do not warrant that your workplaces are safe or healthful or that they comply with laws, regulations, codes or standards. Insurance rate service organizations have the same rights we have under this provision.

B.   LONG TERM POLICY

     If the policy period is longer than one year and sixteen days, all provisions of this policy will apply as though a new policy were issued on each annual anniversary that this policy is in force.

C.   TRANSFER OF YOUR RIGHTS AND DUTIES

     Your rights or duties under this policy may not be transferred without our written consent.

     If you die and we receive notice within thirty days after your death, we will cover your legal representative as insured.

D.   CANCELLATION

     1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancellation is to take effect.

     2. We may cancel this policy. We must mail or deliver to you not less than ten days advance written notice stating when the cancellation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

     3. The policy period will end on the day and hour stated in the cancellation notice.

     4. Any of these provisions that conflicts with a law that controls the cancellation of the insurance in this policy is changed by this statement to comply with that law.

E.   SOLE REPRESENTATIVE

     The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium, and give or receive notice of cancellation.

WC 00 00 00 A

                                     6 of 7
                                 INSURED'S COPY

In WITNESS WHEREOF, the company has caused this policy unless countersigned by a duly authorized representative of the company.

            /s/ WILLIAM D. SMITH                    /s/ [ILLEGIBLE]
            --------------------                    ---------------
              William D. Smith

                 President                             President
           The Insurance Company                   National Union Fire
       of The State of Pennsylvania               Insurance Company of
         Birmingham Fire Insurance                   Pittsburgh, PA
          Company of Pennsylvania

            /s/ WALTER L. MOONEY                    /s/ [ILLEGIBLE]
            --------------------                    ---------------
              Walter L. Mooney

                  President                            President
           Commerce and Industry                     American Home
             Insurance Company                     Assurance Company

                              /s/ ELIZABETH M. TUCK
                              ---------------------
                                Elizabeth M. Tuck

                                    Secretary
            National Union Fire Insurance Company of Pittsburgh, PA
                        American Home Assurance Company
               The Insurance Company of The State of Pennsylvania
               Birmingham Fire Insurance Company of Pennsylvania
                    Commerce and Industry Insurance Company

WC 00 00 00 A

                                     7 of 7
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               ALASKA             -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
SYNADYNE I

JOBSITE ONLY
ANCHORAGE, AK 99501

CLERICAL OFFICE EMPLOYEES NOC                    8810              781,737                   0.58                  4,534

UNMODIFIED PREMIUM                                                                                                 4,534
INCREASED LIMITS-EMPLOYER LIABILITY      3.3%    9812                                                                150
TOTAL UNMODIFIED PREMIUM                                                                                           4,684
EXPERIENCE MODIFICATION (TENTATIVE)      .79     9898                                                      -         984
SCHEDULE MODIFICATION                     25%    9887                                                      -         925
MODIFIED STANDARD PREMIUM                                                                                          2,775
LOSS REIMBURSEMENT   $250,000                    9862                                                      -       1,318
UNDISCOUNTED PREMIUM                                                                                               1,457
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                     1,457

TOTAL DUE                                                                                                          1,457

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               ALABAMA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
SYNADYNE I

JOBSITE ONLY
BIRMINGHAM, AL 35201

STORE: RETAIL NOC                                8017               17,200                   2.37                    408

CLERICAL OFFICE EMPLOYEES NOC                    8810              813,800                   0.37                  3,011

UNMODIFIED PREMIUM                                                                                                 3,419
INCREASED LIMITS-EMPLOYER LIABILITY      3.3%    9812                                                                113
LOSS REIMBURSEMENT   $250,000                    9962                                                      -       1,961
TOTAL UNMODIFIED PREMIUM                                                                                           1,571
EXPERIENCE MODIFICATION (TENTATIVE)      .79     9898                                                      -         330
SCHEDULE MODIFICATION                     15%    9887                                                      -         186
MODIFIED STANDARD PREMIUM                                                                                          1,055
DISCOUNTED PREMIUM                                                                                                 1,055
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                     1,055

TOTAL DUE                                                                                                          1,055

WC7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40              ARKANSAS            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
OUTSOURCE INTERNATIONAL, INC.

NEED ADDRESS
ENTIRE STATE, AR 99999

FEED MFG.                                        2014               24,500                   7.37                  1,806

CREAMERY OR DAIRY & ROUTE                        2070                1,200                   3.74                     45
SUPERVISORS, DRIVERS

PACKAGING HOUSE - ALL OPERATIONS NPD             2089                   50                   7.59                      4

BOTTLING NOC & ROUTE SUPERVISORS,                2157               18,700                   3.76                    703
DRIVERS

CLOTHING MFG.                                    2501                4,700                   2.97                    140

LAUNDRY NOC & ROUTE SUPERVISORS,                 2585                4,200                   4.56                    192
SALESMEN, DRIVERS

PIPE OR TUBE MFG. - IRON OR STEEL - NOT          3028                1,000                   5.15                     52
CAST IRON - & DRIVERS

SHEET METAL WORK - SHOP                          3066                  700                   4.54                     32

METAL STAMPING MFG                               3400                4,100                   4.68                    192
  APPLICABLE TO MASS PRODUCTION
  MANUFACTURING OF STAMPED METAL
  ARTICLES INCLUDING, BUT NOT LIMITED
  TO, LICENSE PLATES, TAGS, TOYS, PIE
  PLATES, BUCKETS AND WASTE BASKETS.

MILLWRIGHT WORK NOC & DRIVERS                    3724                  600                   7.16                     43

AUTOMOBILE, BUS, TRUCK, OR TRAILER               3824                1,100                   7.85                     86
BODY MFG: NOC

CONCRETE PRODUCTS MFG. & DRIVERS                 4034                2,100                   9.46                    199

BOOKBINDING                                      4307                  150                   2.80                      4

BIOGRAPH RECORD MFG                              4431                5,200                   2.78                    145

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40              ARKANSAS            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
PLASTICS MFG: FABRICATED PRODUCTS NOC            4452                 300                    2.70                      8

RENDERING WORKS NOC & DRIVERS                    4665                 100                   13.12                     13

PHOTOGRAPHIC SUPPLIES MFG                        4923                 100                    1.57                      2

FURNITURE OR FIXTURES INSTALLATION -             5146               1,100                    7.90                     87
PORTABLE - NOC

PLUMBING NOC & DRIVERS                           5183               1,500                    5.36                     80

ELECTRICAL WIRING - WITHIN BUILDINGS             5190               1,000                    4.30                     43
& DRIVERS.

VENDING OR COIN OPERATED                         5192                  60                    4.85                      3
MACHINES-INSTALLATION SERVICE OR
REPAIR-INCLUDING SALESMEN DRIVERS

CONCRETE CONSTRUCTION NOC                        5213               4,500                   13.24                    596

TILE, STONE, MOSAIC OR TERRAZZO WORK -           5348                 300                    4.33                     13
INSIDE.

SHEET ROCK INSTALLATION - WITHIN                 5445                 140                    9.38                     13
BUILDINGS & DRIVERS

STREET OR ROAD CONSTRUCTION OR                   5506                 600                    6.46                     39
RECONSTRUCTION & DRIVERS
FILLING OR GRADING TUNNELING BRIDGE OR
CULVERT BUILDING QUARRYING STONE
CRUSHING TO BE SEPARATELY RATED
FILLING OR GRADING TUNNELING BRIDGE OR
CULVERT BUILDING QUARRYING STONE
CRUSHING TO BE SEPARATELY RATED

CLEANER - DEBRIS REMOVAL                         5610              82,300                    7.45                  6.131

CARPENTRY - DETACHED ONE OR TWO FAMILY           5645                 300                   12.75                     38
DWELLINGS

CARPENTRY-DWELLINGS-THREE STORIES                5651               3,300                   12.98                    428
OR LESS

___GAS WELL: DRILLING OR REDRILLING              6235               3,000                   16.87                    506

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40              ARKANSAS           -------------------------------
---------------          ---------------        STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
& DRIVERS

FOOD SUNDRIES MFG. N O C - NO CEREAL             6504               1,600                    4.34                     69
MILLING

TRUCKING - LOCAL HAULING ONLY & DRIVERS          7228                 700                   13.43                     94

DRIVERS, CHAUFFEURS AND THEIR HELPERS            7380              10,000                    5.51                    551
NOC-COMMERCIAL

ALE OR BEER DEALER - WHOLESALE - &               7390              13,400                    3.59                    481
DRIVERS

STORE: GROCERY - RETAIL                          8006               1,500                    3.79                     57

STORE: HARDWARE                                  8010               1,500                    1.57                     24

___CK PRINTING - COPYING OR DUPLICATING          8015                 150                    1.57                      2
___SCE - ALL EMPLOYEES & CLERICAL,
SALESPERSONS, DRIVERS

STORE: RETAIL NOC                                8017               1,200                    1.57                     19

STORE RISKS - WHOLESALE OR COMBINED              8018              20,700                    4.46                    923
WHOLESALE AND RETAIL - N.O.C.

DEPARTMENT STORES--RETAIL                        8039                 150                    2.02                      3

FURNITURE STORES--WHOLESALE OR RETAIL -          8044               5,900                    3.59                    212
& DRIVERS

RUBBER STOCK DEALER - USED - AND                 8264              21,400                    7.12                  1,524
DRIVERS NPD

STORAGE WAREHOUSE - FURNITURE - &                8293               4,700                    9.23                    434
DRIVERS

AUTOMOBILE SERVICE OR REPAIR CENTER              8380               4,300                    3.47                    149
AND DRIVERS

METAL SCRAP DEALER & DRIVERS NPD                 8500              14,200                    9.57                  1,359

SALESPERSONS, COLLECTORS OR MESSENGERS -         8742              15,600                    0.62                     97
___IDE

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40              ARKANSAS            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
LETTER SERVICE SHOP & CLERICAL NPD               8800                 700                    2.71                     19

CLERICAL OFFICE EMPLOYEES NOC                    8810              61,200                    0.36                    220

BUILDINGS-OPERATION BY CONTRACTORS               9014               1,000                    4.46                     45

BUILDINGS NOC-OPERATION BY OWNER OR              9015                 700                    5.04                     35
LESSEE

AMUSEMENT PARK OR EXHIBITION                     9016                 600                    3.44                     21
OPERATION & DRIVERS

HOSPITAL: ALL OTHER EMPLOYEES                    9040                 100                    4.09                      4

HOTEL - ALL EMPLOYEES & SALESPERSON &            9052              10,000                    4.13                    413
DRIVERS

RESTAURANT NOC                                   9082                 700                    2.49                     17

CARPET INSTALLATION                              9521              30,400                    5.39                  1,639

UNMODIFIED PREMIUM                                                                                                20,054
INCREASED LIMITS-EMPLOYER LIABILITY     3.3%     9812                                                                662
TOTAL UNMODIFIED PREMIUM                                                                                          20,716
EXPERIENCE MODIFICATION (TENTATIVE)     .79      9898                                                     -        4,350
MODIFIED STANDARD PREMIUM                                                                                         16,366
LOSS REIMBURSEMENT $250,000                      9862                                                     -       10,887
UNDISCOUNTED PREMIUM                                                                                               5,479
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                     5,479

TOTAL DUE                                                                                                          5,479

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             CONNECTICUT          -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
LABOR WORLD OF AMERICA, INC.

101 AIRPORT ROAD
HARTFORD, CT 06114

FARM: NURSERY EMPLOYEES & DRIVERS                0005             131,700                    5.54                  7,296
INCLUDES INCIDENTAL LANDSCAPE
GARDENING

LANDSCAPE GARDENING & DRIVERS                    0042               5,200                    9.37                    487
CODES 0042 AND 9102 PARK NOC MAY BE
ASSIGNED TO THE SAME RISK. THE PAYROLL OF
AN INDIVIDUAL EMPLOYEE MAY BE DIVIDED
AND ALLOCATED BETWEEN CODES 0042 AND
9102 PROVIDED THAT THE ENTRIES ON THE
ORIGINAL RECORDS OF THE INSURED DISCLOSE
ALLOCATION OF EACH INDIVIDUAL'S._______ AN
ESTIMATE OR PERCENTAGE ALLOCATION OF
PAYROLL IS NOT PERMITTED.

CLOTHING MFG.                                    2501               4,600                    5.34                    246

LAUNDRY NOC & ROUTE SUPERVISORS,                 2585              22,300                    6.29                  1,403
SALESMEN, DRIVERS

RATTAN, WILLOW OR TWISTED FIBER PRODUCTS         2913               3,400                    6.53                    222
MFG

HEAT TREATING-METAL-N P D                        3307                 700                    6.52                     46

WELDING OR CUTTING NOC & DRIVERS                 3365               3,100                   13.74                    426

COMPUTING, RECORDING OR OFFICE MACHINE           3574             478,503                    2.53                 12,106
MFG NOC

PRECISION MACHINED PARTS MFG NOC NPD             3629              12,500                    2.72                    340

ELECTRICAL CORD SET, RADIO OR IGNATION           3681               4,800                    2.78                    133
HARNESS ASSEMBLY

PLASTICS MFG: MOLDED PRODUCTS NOC                4484               9,000                    5.50                    495

___NER - DEBRIS REMOVAL                          5610              15,500                    8.54                  1,324

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             CONNECTICUT          -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
DRIVERS, CHAUFFEURS AND THEIR HELPERS            7380                 300                   10.23                     31
NON-COMMERCIAL

STORE: HARDWARE                                  8010               3,000                    2.98                     89

STORE: RETAIL NOC                                8017               2,100                    2.64                     55

STORE-MEAT, GROCERY AND PROVISION                8033               2,300                    4.36                    100
COMBINED RETAIL NOC

SEED MERCHANT                                    8102              12,400                    2.93                    363

MACHINERY DEALER NOC - STORE OR YARD -           8107               2,200                    6.50                    143
& DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS         8232              14,300                    9.58                  1,370

ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

RUBBER STOCK DEALER - USED - AND                 8264              14,200                   13.69                  1,944
DRIVERS NPD

STORAGE WAREHOUSE NOC                            8292                 300                   12.70                     38

STORAGE WAREHOUSE - FURNITURE - &                8293               2,700                   16.15                    436
DRIVERS

ARCHITECT OR ENGINEER - CONSULTING NPD           8601              60,700                    1.45                    880

CLERICAL OFFICE EMPLOYEES NOC                    8810             913,600                    0.42                  3,837

BUILDINGS-OPERATION BY CONTRACTORS               9014              29,200                    4.44                  1.296

BUILDINGS NOC-OPERATION BY OWNER OR              9015              53,600                    6.94                  3,720
LESSEE

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             CONNECTICUT          -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
UNMODIFIED PREMIUM                                                                                                38,826
INCREASED LIMITS-EMPLOYER LIABILITY      3.3%    9812                                                              1,281
TOTAL UNMODIFIED PREMIUM                                                                                          40,107
EXPERIENCE MODIFICATION (TENTATIVE)      .79     9898                                                     -        8,422
MODIFIED STANDARD PREMIUM                                                                                         31,685
LOSS REIMBURSEMENT $250,000                      9862                                                     -        4,663
UNDISCOUNTED PREMIUM                                                                                              31,685
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                    27,022
ASSESSMENT FUND                           .8%    0088                                                                253
SECOND INJURY FUND SURCHARGE            13.5%    0088                                                              4,277

TOTAL DUE                                                                                                         31,552

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40        DISTRICT OF COLUMBIA      -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
OUTSOURCE INTERNATIONAL, INC.

JOBSITE ONLY
WASHINGTON, DC 20315

CLERICAL OFFICE EMPLOYEES NOC                    8810              571,300                   0.30                  1,714

UNMODIFIED PREMIUM                                                                                                 1,714
INCREASED LIMITS-EMPLOYER LIABILITY      3.3%    9812                                                                 57
TOTAL UNMODIFIED PREMIUM                                                                                           1,771
EXPERIENCE MODIFICATION (TENTATIVE)      .79     9898                                                     -          372
MODIFIED STANDARD PREMIUM                                                                                          1,399
LOSS REIMBURSEMENT $250,000                      9862                                                     -          704
UNDISCOUNTED PREMIUM                                                                                                 695
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                       695

TOTAL DUE                                                                                                            695

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               GEORGIA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
LEATHER GOODS MFG                                2268                4,300                   6.19                    266

PLANING OR MOLDING MILL                          2731                2,700                   9.20                    248

CARPENTRY SHOP ONLY AND DRIVERS                  2802                1,000                  14.87                    149

CABINET WORKS - WITH POWER MACHINERY             2812                  800                   9.17                     73

FURNITURE ASSEMBLING-WOOD-FROM                   2881               44,600                   7.95                  3,546
MANUFACTURED PARTS

FURNITURE MFG - WOOD - NOC                       2883                1,500                  12.41                    186

SIGN MFG - METAL                                 3064                  100                   8.50                      9

SHEET METAL WORK - SHOP                          3066               20,100                  12.50                  2,513

___TON OR FASTENER MFG-METAL                     3131                  700                   3.51                     25

BRASS OR COPPER GOODS MFG                        3315                  800                   5.76                     46

WELDING OR CUTTING NOC & DRIVERS                 3365                6,750                  20.84                  1,407

METAL STAMPING MFG                               3400                9,900                  11.23                  1,112
  APPLICABLE TO MASS PRODUCTION
  MANUFACTURING OF STAMPED METAL
  ARTICLES INCLUDING, BUT NOT LIMITED
  TO, LICENSE PLATES, TAGS, TOYS,
  PIE PLATES, BUCKETS AND WASTE
  BASKETS.

COMPUTING, RECORDING OR OFFICE MACHINE           3574                4,000                   1.88                     75
MFG NOC

PUMP MFG                                         3612               10,100                   4.07                    411

MACHINE SHOP NOC                                 3632              352,500                   6.48                 22,842

RADIO APPARATUS MFG OR ASSEMBLY NOC              3681               16,500                   3.48                    574

CONCRETE PRODUCTS MFG & DRIVERS                  4034               44,900                  18.17                  8,158

PAPER MFG                                        4239               15,200                   2.88                    438

BOX MFG - FOLDING PAPER - NOC                    4243              119,100                   6.50                  7,742

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               FLORIDA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
OUTSOURCE INTERNATIONAL, INC.

8000 NORTH FEDERAL  HIGHWAY
BOCA RATON, FL 33487

CLERICAL OFFICE EMPLOYEES NOC                    8810            9,063,300                   0.56                 50,754

SYNADYNE I

4601 NORTHWEST 17TH WAY
FT. LAUDERDALE, FL 33309

CLERICAL OFFICE EMPLOYEES NOC                    8810           18,667,300                   0.56                104,537

COLLEGE: PROFESSIONAL EMPLOYEES &                8868              120,465                   1.06                  1,277
CLERICAL

LABOR WORLD OF AMERICA, INC.

6301 N.W. 5TH WAY
FT. LAUDERDALE, FL 33309

FARM: NURSERY EMPLOYEES & DRIVERS                0005                2,300                  12.19                    280
INCLUDES INCIDENTAL LANDSCAPE GARDENING

FARMS: POTATO & DRIVERS                          0008                  900                   8.07                     73

FARM: FLORIST & DRIVERS                          0035               21,000                   4.46                    937

LANDSCAPE GARDENING & DRIVERS                    0042               28,500                  15.43                  4,398

GROVE CARETAKING OPERATIONS-BY                   0050                6,400                  15.57                    996
CONTRACTORS-INCLUDING DRIVERS

IRRIGATION WORKS OPERATION                       0251                3,000                   8.55                    257

___NSERVANT                                      0913                    6                 405.00                  2,430

DOMESTIC SERVICE CONTRACTOR - INSIDE             0917                  100                  11.26                     11

___E MFG                                         1701               15,000                   5.20                    780

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               FLORIDA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
STONE CRUSHING & DRIVERS NPD                     1710D               1,200                  14.90                    179

CREAMERY OR DAIRY & ROUTE                        2070                  200                   8.24                     16
SUPERVISORS, DRIVERS

CLOTHING MFG.                                    2501                2,300                   4.54                    104

LAUNDRY NOC & ROUTE SUPERVISORS,                 2585                  200                  10.71                     21
SALESMEN, DRIVERS

CLEANING OR DYEING & ROUTE SUPERVISORS,          2586                  900                   4.97                     45
SALESMEN, DRIVERS

BOX, BOX SHOOK OR PALLET MFG                     2759                9,600                   9.15                    878
WOODEN

FURNITURE ASSEMBLING-WOOD-FROM                   2881               13,200                   6.01                    793
MANUFACTURED PARTS

SHEET METAL WORK - SHOP                          3066                5,400                  11.30                    610

METAL EQUIPMENT MFG                              3076               46,600                   7.74                  3,607

TOOL MFG - NOT DROP OR MACHINE FORGED -          3113              210,000                   4.11                  8,631
NOC

BUTTON OR FASTENER MFG-METAL                     3131                1,900                   4.23                     80

ELECTRICAL APPARATUS MFG NOC                     3179               50,200                   4.48                  2,249

ELECTRIC OR GAS LIGHTING FIXTURES MFG.           3180              156,700                   6.91                 10,828

WELDING OR CUTTING NOC & DRIVERS                 3365               15,000                  32,28                  4,842

COMPUTING, RECORDING OR OFFICE MACHINE           3574            1,950,500                   0.93                 18,140
FG NOC

BOILERMAKING                                     3620                1,800                  12.78                    230

MACHINE SHOP NOC                                 3632              105,000                   7.45                  7,823

AUTOMATIC SPRINKLER HEAD MFG.                    3634                1,050                   3.78                     40

___FG OR GRINDING-N P D                          3635                1,500                   4.99                     75

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               FLORIDA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
RADIO APPARATUS MFG OR ASSEMBLY NOC              3681              356,400                   2.48                  8,839

ELECTRICAL APPARATUS INSTALLATION OR             3724               15,500                  15.95                  2,472
REPAIR & DRIVERS

CONCRETE PRODUCTS MFG & DRIVERS                  4034                  300                  14.24                     43

POTTERY MFG: CHINA OR TABLEWARE                  4053                5,100                   9.08                    463

LIGHT BULB MFG                                   4112                9,200                   2.63                    242
  INCLUDES INCANDESCENT FLOURESCENT,
  X-RAY, TELEVISION OR CATHODE TUBE
  MFG.

PRINTING                                         4299              138,100                   4.81                  6,643

ENGRAVING                                        4352              188,600                   2.62                  4,941

BONE OR IVORY GOODS MFG                          4452               21,000                   5.30                  1,113

PLASTICS MFG: MOLDED PRODUCTS NOC                4484              577,000                   7.02                 40,505

IRON ERECTION NON-STRUCTURAL                     5102                  400                  17.82                     71
- INTERIOR

FURNITURE OR FIXTURES INSTALLATION -             5146                1,600                  16.50                    264
PORTABLE - NOC

PLUMBING NOC & DRIVERS                           5183                1,500                  13.50                    203

ELECTRICAL WIRING - WITHIN BUILDINGS             5190              131,700                  11.51                 15,159
& DRIVERS.

OFFICE MACHINE OR APPLIANCE                      5191              334,900                   2.22                  7,435
INSTALLATION, INSPECTION, ADJUSTMENT
OR REPAIR

CONCRETE WORK-INCIDENTAL TO THE                  5215               16,200                  20.21                  3,274
CONSTRUCTION OF PRIVATE RESIDENCE

CONCRETE OR CEMENT WORK - FLOORS,                5221               96,400                  16.35                 15,761
DRIVEWAYS, YARDS OR SIDEWALKS - &
___RS

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               FLORIDA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
SWIMMING POOL CONSTRUCTION AND MAINTE-           5223                  100                  12.91                     13
ANCE

FENCE ERECTION - WOOD NOC                        5403               15,800                  29.77                  4,704

CARPENTRY - INSTALLATION OF FINISHED             5437               15,400                  21.45                  3,303
WOODEN FLOORING

PAINTING-OR PAPER HANGING NOC & SHOP             5474               47,100                  28.47                 13,409
OPERATIONS, DRIVERS

PAPER HANGING & DRIVERS                          5491                2,000                  13.08                    262

STREET OR ROAD CONSTRUCTION & DRIVERS            5507                1,500                  15.77                    237

STREET OR ROAD MAINTENANCE OR                    5509                  400                   9.50                     38
___TIFICATION-NO CONSTRUCTION-INCLUDING
___RS

HEATING AND AIR CONDITION DUCT                   5536                  900                  18.56                    167
WORKSHOP AND OUTSIDE-& DRIVERS

METAL CEILING OR WALL COVERING                   5538               31,800                  18.56                  5,902
INSTALLATION & SHOP, DRIVERS

CLEANER - DEBRIS REMOVAL                         5610              330,100                  20.34                 67,142
& CONSTRUCTION OR ERECTION CONTRACTOR.

CARPENTRY - DETACHED ONE OR TWO FAMILY           5645               43,683                  35.27                 15,407
DWELLINGS

GRADING OF LAND NOC & DRIVERS                    6217                  700                  14.88                    104

FOOD SUNDRIES MFG.N O C - NO CEREAL              6504               46,400                   5.92                  2,747
MILLING

TRUCKING:                                        7231              244,700                   9.58                 23,442
MAIL, PARCEL OR PACKAGE DELIVERY-ALL
EMPLOYEES & DRIVERS

DRIVERS, CHAUFFEURS AND THEIR HELPERS            7380               62,300                   9.73                  6,062
___OC-COMMERCIAL

___MOBILE RENTAL CO: ALL OTHER                   7382              310,700                  11.62                 36,103

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               FLORIDA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
EMPLOYEES & DRIVERS

ALE OR BEER DEALER - WHOLESALE - &               7390                  400                   8.36                     33
DRIVERS

TELEPHONE COMPANY - ALL OTHER EMPLOYEES          7600                8,300                   4.35                    361
INCLUDING DRIVERS.

BURGLAR ALARM INSTALLATION OR REPAIR &           7605              222,100                   6.29                 13,970
DRIVERS

STORE: COFFEE, TEA OR SPICE - RETAIL             8006               54,500                   9.47                  5,161

STORE: SHOE - RETAIL                             8008               70,200                   2.28                  1,601

STORE: HARDWARE                                  8010                3,100                   3.44                    107

STORE: JEWELRY                                   8013              202,100                   1.46                  2,951

QUICK PRINTING - COPYING OR DUPLICATING          8015              151,400                   3.30                  4,996
SERVICE - ALL EMPLOYEES & CLERICAL,
SALESPERSONS, DRIVERS

STORE: RETAIL NOC                                8017            2,691,000                   3.30                 88,803

STORE GROCERY WHOLESALE                          8018            1,242,700                   6.98                 86,740

STORE: SHOE WHOLESALE                            8032               36,900                   3.45                  1,273

FURNITURE STORES -- WHOLESALE OR RETAIL -        8044               90,900                   6.10                  5,545
& DRIVERS

METAL MERCHANT & DRIVERS                         8106               94,400                   9.18                  8,666
  APPLIES TO DEALERS OF IRON, STEEL OR
  NONFERROUS METAL.

MACHINERY DEALER NOC - STORE OR YARD -           8107                  200                   9.30                     19
& DRIVERS

VEGETABLE PACKAGING & SALESMEN, DRIVERS          8209                  500                   7.26                     36

BUILDING MATERIAL DEALER - NEW MATERIALS         8232               24,000                  11.31                  2,714
ONLY:
ALL OTHER EMPLOYEES & YARD, WAREHOUSE
DRIVERS

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               FLORIDA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
RUBBER STOCK DEALER - USED - AND                 8264              166,100                  12.69                 21,078
DRIVERS NPD

STORAGE WAREHOUSE NOC                            8292              113,900                   9.57                 10,900

STORAGE WAREHOUSE - FURNITURE - &                8293                2,200                  18.68                    411
DRIVERS

AUTOMOBILE SERVICE OR REPAIR CENTER              8380              506,700                   6.69                 33,898
AND DRIVERS

AUTOMOBILE STORAGE GARAGE OR PARKING             8392                1,300                   5.47                     71
STATION & DRIVERS

AUTOMOBILE BUMPER REPAIR                         8393              535,821                   5.79                 31,024

BONDED WAREHOUSING - ALL EMPLOYEES               8710                  100                   3.42                      3
& CLERICAL

REAL ESTATE APPRAISAL COMPANY-OUTSIDE            8721              193,800                   1.16                  2,248
EMPLOYEES

SALESPERSONS, COLLECTORS OR MESSENGERS -         8742            4,044,700                   1.16                 46,919
OUTSIDE

AUTOMOBILE SALESMEN                              8748              830,500                   1.61                 13,371

COMPUTER SYSTEM DESIGNERS OR                     8803            1,690,100                   0.34                  5,746
PROGRAMMERS:
TRAVELING

CLERICAL OFFICE EMPLOYEES NOC                    8810           37,708,600                   0.56                211,168

LAW OFFICE-ALL EMPLOYEES & CLERICAL              8820            2,201,300                   0.45                  9,906
MESSENGERS, DRIVERS NPD

PHYSICIAN & CLERICAL                             8832            3,722,600                   0.76                 28,292

HOSPITAL - PROFESSIONAL EMPLOYEES                8833            2,031,900                   2.42                 49,172

COLLEGE: PROFESSIONAL EMPLOYEES &                8868            2,579,700                   1.06                 27,345
CLERICAL

TELEPHONE OR TELEGRAPH CO: OFFICE OR             8901                  100                   0.28                      0

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               FLORIDA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
EXCHANGE EMPLOYEES & CLERICAL

JANITORIAL SERVICE BY CONTRACTOR--NO             9000              333,800                   8.17                 27,271
WINDOW CLEANING

BUILDINGS-OPERATION BY CONTRACTORS               9014               99,800                   7.69                  7,675

BUILDINGS NOC-OPERATION BY OWNER OR              9015              384,700                   9.00                 34,623
LESSEE

AMUSEMENT PARK OR EXHIBITION                     9016               10,100                   7.55                    763
 OPERATION & DRIVERS

HOSPITAL: ALL OTHER EMPLOYEES                    9040              125,000                   8.37                 10,463

HOTEL - ALL EMPLOYEES & CLERICAL                 9052               99,900                   6.92                  6,913

HOTEL: RESTAURANT EMPLOYEES                      9058              203,100                   5.58                 11,333

CLUB - COUNTRY, GOLF, FISHING OR YACHT -         9060               51,800                   5.09                  2,637
& CLERICAL

CLUB NOC & CLERICAL                              9061                1,100                   4.65                     51

RESTAURANT NOC                                   9082                  150                   5.64                      8

ROLLER SKATING RINK OPERATION                    9093                1,200                   2.51                     30

COLLEGES OR SCHOOLS ALL OTHER EMPLOYEES          9101               90,900                   7.16                  6,508

LAWN MAINTENANCE-COMMERCIAL OR                   9102               33,300                   8.02                  2,671
DOMESTIC & DRIVERS

SEWER CLEANING & DRIVERS                         9402                  100                  11.86                     12

HOUSEHOLD APPLIANCES - ELECTRICAL -              9519               83,900                   5.77                  4,841
INSTALLATION, SERVICE OR REPAIR - &
DRIVERS.

CARPET INSTALLATION                              9521                1,000                  13.97                    140

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               FLORIDA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
UNMODIFIED PREMIUM                                                                                             1,342,858
INCREASED LIMITS-EMPLOYER LIABILITY      3.3%    9812                                                             44,314
TOTAL UNMODIFIED PREMIUM                                                                                       1,387,172
EXPERIENCE MODIFICATION (TENTATIVE)      .79     9898                                                     -      291,306
MODIFIED STANDARD PREMIUM                                                                                      1,095,866
LOSS REIMBURSEMENT $250,000                      9862                                                     -      165,298
UNDISCOUNTED PREMIUM                                                                                             930,568
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                   930,568

TOTAL DUE                                                                                                        930,568

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               GEORGIA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
PRINTING                                         4299                6,500                   4,09                    266

PLASTICS MFG: MOLDED PRODUCTS NOC                4484               31,900                   7,50                  2,393

PAINT MFG                                        4558                1,600                   6.81                    109

AWNING, TENT OR CANVAS GOODS ERECTION            5102               12,100                   8.17                    989
REMOVAL OR REPAIR & DRIVERS

FURNITURE OR FIXTURES INSTALLATION -             5146              163,800                   6.39                 10,467
PORTABLE - NOC

PLUMBING NOC & DRIVERS                           5183                2,400                   6.63                    159

CABLE INSTALLATION & DRIVERS                     5190               12,900                   7.00                    903

CONCRETE CONSTRUCTION NOC                        5213                5,500                  14.06                    773

CONCRETE OR CEMENT WORK - FLOORS,                5221                5,400                  11.18                    604
DRIVEWAYS, YARDS OR SIDEWALKS - &
DRIVERS

CARPENTRY - INSTALLATION OF FINISHED             5437                  750                   9.54                     72
WOODEN FLOORING

SHEET ROCK INSTALLATION - WITHIN                 5445                5,400                  10.86                    586
BUILDINGS - & DRIVERS

PAINTING OR PAPER HANGING NOC & SHOP             5474                7,540                  12.71                    958
OPERATIONS, DRIVERS

EATING AND AIR CONDITIONING DUCT                 5536                6,500                  11.34                    737
WORKSHOP AND OUTSIDE-& DRIVERS

CLEANER - DEBRIS REMOVAL                         5610              837,400                   9.25                 77,460

CARPENTRY-DWELLINGS-THREE STORIES                5651                1,200                  18.47                    222
OR LESS

WOOD SUNDRIES MFG.N O C - NO CEREAL              6504              100,200                   5.33                  5,341
MILLING

CHAUFFEURS & HELPERS NOC COMMERCIAL              7380               24,000                   8.50                  2,040

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               GEORGIA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
DRIVERS, CHAUFFEURS AND THEIR HELPERS            7380                9,900                   8.50                    842
NOC-COMMERCIAL

ALE OR BEER DEALER - WHOLESALE - &               7390                  600                   4.51                     27
DRIVERS

AUTOMOBILE RENTAL CO:                            8002               37,600                   3.19                  1,199
ALL OTHER EMPLOYEES & COUNTER
PERSONNEL, DRIVERS

STORE: SHOE - RETAIL                             8008                9,600                   2.82                    271

STORE: HARDWARE                                  8010                   60                   3.52                      2

STORE: RETAIL NOC                                8017               54,600                   3.06                  1,671

STORE: WHOLESALE NOC                             8018              451,700                   5.62                 25,386

FURNITURE STORES -- WHOLESALE OR RETAIL -        8044               15,800                   5.68                    897
& DRIVERS

ICE DEALER & DRIVERS                             8203               11,200                  11.71                  1,312

CONTRACTOR'S PERMANENT YARD                      8227               14,600                   5.68                    829

LUMBER YARD - NEW MATERIALS ONLY:                8232               38,300                   9.49                  3,635
ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

SASH, DOOR OR ASSEMBLED MILLWORK                 8235                1,500                   7.45                    112
DEALER & DRIVERS

RUBBER STOCK DEALER - USED - AND                 8264                  600                  15.40                     92
DRIVERS NPD

STORAGE WAREHOUSE NOC                            8292              665,400                   9.28                 61,749

STORAGE WAREHOUSE - FURNITURE - &                8293                4,700                  13.82                    650
DRIVERS

AUTOMOBILE STORAGE GARAGE OR PARKING             8392               25,900                   5.99                  1,551
STATION & DRIVERS

___BONDED WAREHOUSING - ALL EMPLOYEES            8710               17,400                   4.81                    837

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               GEORGIA            -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
& CLERICAL

SALESPERSONS, COLLECTORS OR                      8742              168,400                   0.90                  1,516
MESSENGERS - OUTSIDE

AUDITOR, ACCOUNTANT OR FACTORY COST              8803               24,800                   0.21                     52
OR OFFICE SYSTEMATIZER - TRAVELING

CLERICAL OFFICE EMPLOYEES NOC                    8810            9,060,100                   0.50                 45,301

PHYSICIAN & CLERICAL                             8832               61,300                   0.42                    257

BUILDINGS-OPERATION BY CONTRACTORS               9014               21,400                   7.10                  1,519

BUILDINGS-OPERATION BY OWNER OR LESSEE           9015                  300                   7.05                     21

HOTEL - ALL EMPLOYEES & SALESPERSON &            9052               84,100                   5.39                  4,533
DRIVERS

COLLEGE: ALL OTHER EMPLOYEES                     9101              297,000                   6.26                 18,592

CARPET INSTALLATION                              9521                2,100                  10.36                    218

UNMODIFIED PREMIUM                                                                                               361,413
INCREASED LIMITS-EMPLOYER LIABILITY      3.3%    9812                                                             11,927
LOSS REIMBURSEMENT $250,000                      9962                                                     -      207,281
TOTAL UNMODIFIED PREMIUM                                                                                         166,059
EXPERIENCE MODIFICATION (TENTATIVE)      .79     9898                                                     -       34,872
MODIFIED STANDARD PREMIUM                                                                                        131,187
UNDISCOUNTED PREMIUM                                                                                             131,187
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                   131,187

TOTAL DUE                                                                                                        131,187

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40                 IOWA             -------------------------------
---------------          ---------------         STATE EMPLOYER/UNEMPLOYER ID
POLICY PREFIX & NO.          SCHEDULE
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
OUTSOURCE INTERNATIONAL, INC.

NEED ADDRESS
ENTIRE STATE, IA 99999

FARM: NURSERY EMPLOYEES & DRIVERS                0005                  200                   3.77                      8
INCLUDES INCIDENTAL LANDSCAPE
GARDENING

TEXTILE FIBER MFG - SYNTHETIC                    2305                2,400                   1.88                     45

IRON OR STEEL: MANUFACTURING                     3018                  100                   5.36                      5
ROLLING MILL NOC & DRIVERS

IRON OR STEEL WORKS - SHOP -                     3030               14,300                   7.10                  1,015
STRUCTURAL

IRON WORKS - SHOP - DECORATIVE &                 3041                1,000                   4.26                     43
___RIES

PAPER MFG                                        4239               23,300                   2.42                    564

PHONOGRAPH RECORD MFG                            4431                  150                   3.77                      6

FOOD SUNDRIES MFG.N O C - NO CEREAL              6504                2,300                   2.24                     52
MILLING

DRIVERS, CHAUFFEURS AND THEIR HELPERS            7380                  200                   3.64                      7
NOC-COMMERCIAL

STORAGE WAREHOUSE NOC                            8292                  400                   5.40                     22

CLERICAL OFFICE EMPLOYEES NOC                    8810               79,600                   0.29                    231

HOSPITAL: ALL OTHER EMPLOYEES                    9040               16,600                   3.44                    571

--------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40              IOWA                            40
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

UNMODIFIED PREMIUM                                                                                      2,569
INCREASED LIMITS-EMPLOYER LIABILITY   3.3%      9812                                                       85
TOTAL UNMODIFIED PREMIUM                                                                                2,654
EXPERIENCE MODIFICATION (TENTATIVE)    .79      9898                                                -     557
MODIFIED STANDARD PREMIUM                                                                               2,097
LOSS REIMBURSEMENT     $250,000                 9862                                                -   1,165
UNDISCOUNTED PREMIUM                                                                                      932
TOTAL ESTIMATED ANNUAL PREMIUM                                                                            932

TOTAL DUE                                                                                                 932

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY
LABOR WORLD OF AMERICA, INC.

449 S. ADDISON RD.
ADDISON, IL 60101


FARM: NURSERY EMPLOYEES & DRIVERS                0005            249,900                5.47             13,670
INCLUDES INCIDENTAL LANDSCAPE GARDENING

FARM: DAIRY & DRIVERS                            0036              1,000                9.90                 99


LANDSCAPE GARDENING & DRIVERS                    0042             28,700                8.60              2,468
CODES 0042 AND 9102 PARK NOC MAY BE
ASSIGNED TO THE SAME RISK. THE PAYROLL OF
AN INDIVIDUAL EMPLOYEE MAY BE DIVIDED
AND ALLOCATED BETWEEN CODES 0042 AND
_____2 PROVIDED THAT THE ENTRIES ON THE
__INAL RECORDS OF THE INSURED DISCLOSED
ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL. AN ESTIMATE OR PERCENTAGE
ALLOCATION OF PAYROLL IS NOT PERMITTED.

FARM MACH OPERATIONS - BY CONTRACTORS -          0050              2,100                8.20                172
& DRIVERS

TREE PRUNING, SPRAYING, REPAIRING,               0106                100               20.24                 20
& DRIVERS

DOMESTIC SERVICE CONTRACTOR - INSIDE             0917            143,000                8.78             12,555

CEMENT MFG                                       1701                600                5.65                 34

EMERY WORKS & DRIVERS                            1747              1,600                5.60                 90

DIE CASTING MFG.                                 1925             43,000                7.55              3,247

CRACKER MFG.                                     2001             17,400                4.96                863

BAKERY & DRIVERS, ROUTE SUPERVISORS              2003            245,300                5.05             12,388

BREAKFAST FOOD MFG.                              2016              3,800                1.33                 51

ICE CREAM MFG & SALESMEN, DRIVERS                2039              5,300                4.88                259

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

CONFECTION MFG                                  2041              82,400                4.32               3,560

PACKING HOUSE - ALL OPERATIONS NPD              2089              82,100                8.31               6,823

CANNERY NOC                                     2111              71,900                6.31               4,537

BREWERY & DRIVERS                               2121               2,100                3.77                  79

BOTTLING - NOT CARBONATED LIQUIDS OR            2156              37,600                5.67               2,132
SPIRITOUS LIQUORS - & ROUTE
SUPERVISORS, DRIVERS NPD

CANNING OR BOTTLING OF CARBONATED               2157             213,000                7.51              15,996
BEVERAGES

EMBROIDERY MFG.                                 2388              22,100                3.60                 796

_____ING MFG.                                   2501             245,700                3.45               8,477

HAIR GOODS MFG.                                 2534             124,400                5.45               6,780

MATTRESS OR BOX SPRING MFG.                     2570                 300                8.51                  26

AWNING OR TENT MFG - SHOP                       2576              16,000                6.23                 997

LAUNDRY NOC & ROUTE SUPERVISORS,                2585              55,400                6.60               3,656
SALESMEN, DRIVERS

CLEANING OR DYEING & ROUTE SUPERVISORS,         2586             174,200                2.26               3,937
SALESMEN, DRIVERS

DRY CLEANING AND LAUNDRY STORE - RETAIL         2589              27,200                3.34                 908
__ & ROUTE SUPERVISORS, SALESMEN, DRIVERS

HOE STOCK MFG.                                  2651               3,000                5.27                 158

LEATHER GOODS MFG, NOC                          2688              45,000                4.39               1,976

FURNITURE STOCK MFG.                            2735              79,600                9.83               7,825

BOX, BOX SHOOK OR PALLET MFG.                   2759              66,100               14.76               9,756
_OODEN

_______-MAKING NOC NPD                          2790               6,000                2.38                 143

-----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             GEORGIA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN              NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


OUTSOURCE INTERNATIONAL, INC.

6049 A NEW PEACHTREE RD.
DORAVILLE, GA 30345

CLERICAL OFFICE EMPLOYEES NOC                  8810              625,400                0.50              3,127

LABOR WORLD OF AMERICA, INC.

1030 WINDY HILL ROAD, S.E.
SMYRNA, GA 30080


FARM: NURSERY EMPLOYEES & DRIVERS              0005                1,000                7.19                 72
INDLUDES INCIDENTAL LANDSCAPE GARDENING


LANDSCAPE GARDENING & DRIVERS                  0042               14,000               13.16              1,842
CODES 0042 AND 9102 PARK NOC MAY BE
ASSIGNED TO THE SAME RISK. THE PAYROLL OF
AN INDIVIDUAL EMPLOYEE MAY BE DIVIDED
AND ALLOCATED BETWEEN CODES 0042 AND
9102 PROVIDED THAT THE ENTRIES ON THE
ORIGNAL RECORDS OF THE INSURED DISCLOSE
AN ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL. AN ESTIMATE OR PERCENTAGE
ALLOCATION OF PAYROLL IS NOT PERMITTED.

DOMESTIC SERVICE CONTRACTOR - INSIDE           0917                  200                7.74                 15

TEXTILE FIBER MFG - SYNTHETIC                  2305               36,800                3.86              1,420

CARPET OR RUG MFG NOC                          2402               11,100               10.02              1,112

CLOTHING MFG.                                  2501               47,200                4.23              1,997

LAUNDRY NOC & ROUTE SUPERVISORS,               2585              348,200                6.87             23,921
SALESMEN, DRIVERS

CLEANING OR DYEING & ROUTE SUPERVISORS,        2586               22,300                3.80                847
SALESMEN, DRIVERS

_______ MFG-LEATHER OR TEXTILE                 2670                2,000                4.49                 90

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


CARPENTRY SHOP ONLY AND DRIVERS                2802              13,700                 8.91               1,221

CABINET WORKS - WITH POWER MACHINERY           2812              99,600                 5.75               5,727

BRUSH OR BROOM MFG NOC                         2836              11,700                 7.59                 888

FURNITURE ASSEMBLING-WOOD-FROM                 2881              90,700                 6.73               6,104
MANUFACTURED PARTS

FURNITURE MFG - WOOD - NOC                     2883             143,400                 6.29               9,020

IRON OR STEEL: MANUFACTURING                   3018              10,000                 7.72                 772
ROLLING MILL NOC & DRIVERS

PIPE OR TUBE MFG NOC & DRIVERS                 3022              13,700                 6.66                 912

_____ OR STEEL WORKS - SHOP - STRUCTURAL       3030               9,200                14.43               1,328

SIGN MFG - METAL                               3064              16,600                 7.21               1,197

SHEET METAL WORK - SHOP                        3066              66,600                 6.49               4,322

FIREPROOF EQUIPMENT MFG                        3076             454,100                 7.69              34,920

FOUNDRY - FERROUS - NOC                        3081D                300                12.48                  37

FOUNDRY - NON-FERROUS                          3085D            211,200                13.24              27,963

TOOL MFG - NOT DROP OR MACHINE FORGED -        3113              84,500                 3.18               2,687
NOC

TOOL MFG - DROP OR MACHINE FORGED - NOC:       3114             140,200                 5.28               7,403
MACHINING OR FINISHING OF TOOLS OR DIE
MACHINE OPERATIONS

TOOL MFG - AGRICULTURAL, CONSTRUCTION,         3126               1,200                 8.76                 105
LOGGING, MINING, OIL OR ARTESIAN WELL

BUTTON OR FASTENER MFG-METAL                   3131             947,800                 3.16              29,950

BOLT OR NUT MFG.                               3132             628,900                 8.11              51,004

AUTOMATIC SCREW MACHINE PRODUCTS               3145             210,000                 3.20               6,720
_____________ N.P.D.

----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

HARDWARE MFG. N.O.C.                            3146             440,800                 5.50           24,244

RADITOR OR HEATER MFG                           3175D              4,700                 4.00              188

ELECTRICAL APPARATUS MFG NOC                    3179           1,466,900                 4.59           67,331

ELECTRIC OR GAS LIGHTING FIXTURES MFG.          3180              24,500                 4.83            1,183

PLUMBERS' SUPPLIES MFG NOC                      3188               3,700                 2.48               92

CAN MFG                                         3220             527,200                 5.13           27,045

ALUMINUM WARE MFG                               3227              71,900                 5.42            3,897

WIRE DRAWING-IRON OR STEEL                      3241               4,900                 9.01              441

_____ GOODS MFG NOC                             3257             813,700                 4.76           38,732

TACK MFG                                        3270               4,700                 4.57              215

SPRING MFG                                      3303              26,200                 7.11            1,863

HEAT TREATING-METAL-N P D                       3307               1,600                 6.24              100

BRASS OR COPPER GOODS MFG                       3315               7,500                 4.07              305

WELDING OR CUTTING NOC & DRIVERS                3365              24,800                13.41            3,326

ELECTROPLATING NPD                              3372             279,300                 5.39           15,054

WATCH MFG                                       3385              92,600                 2.70            2,500

METAL GOODS MFG. NOC                            3400           4,601,100                 6.63          305,053

CONSTRUCTION OR AGRICULTURAL MACHINERY          3507             321,800                 7.51           24,167
MFG

PRINTING MACHINE MFG.                           3548           1,864,300                 3.59           66,928

COMPUTING, RECORDING OR OFFICE MACHINE          3574              79,400                 2.93            2,326
MFG NOC

______ MFG                                      3612             309,500                 4.72           14,608

--------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

PRECISION MACHINED PARTS MFG.-NOC               3629           153,700                   3.56            5,472

MACHINE SHOP NOC                                3632         1,404,300                   6.01           84,398

VALVE MFG                                       3634            18,000                   5.41              974

GEAR MFG OR GRINDING - N P D                    3635            27,300                   5.20            1,420

BALL OR ROLLER BEARING MFG                      3638            40,200                   2.54            1,021

ELECTRIC POWER OR TRANSMISSION EQUIPMENT        3643             5,800                   4.96              288
MFG

BATTERY MFG-STORAGE                             3647               150                   5.25                8

AUTOMOTIVE LIGHTING IGNITION OR STARTING        3648            26,600                   5.63            1,498
APARATUS MFG NOC

RADIO APPRATUS MFG OR ASSEMBLY NOC              3681         1,529,700                   2.65           40,537

INSTRUMENT MFG NOC                              3685           162,100                   2.94            4,766

ELECTRICAL APPRATUS INSTALLATION OR             3724            15,000                  13.61            2,042
REPAIR & DRIVERS

AUTOMOBILE MFG                                  3808               600                   5.97               36

MOTORCYCLE MFG OR ASSEMBLY                      3851             1,500                   6.16               92

BRICK OR CLAY PRODUCTS MFG NOC & DRIVERS        4021            29,400                   9.13            2,684

PLASTER BOARD OR PLASTER BLOCK MFG &            4036            24,900                   4.03            1,003
DRIVERS

PLASTER STATUARY OR ORNAMENT MFG                4038            25,800                   6.60            1,703

LIGHT BULB MFG                                  4112            39,100                   2.54              993
INCLUDES INCANDESCENT FLOURESCENT,
X-RAY, TELEVISION OR CATHODE TUBE
MFG.

OPTICAL GOODS MFG NOC                           4150             3,000                   2.32               70

______ MFG                                      4239             3,500                   5.12              179

--------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

BOX MFG - FOLDING PAPER - NOC                   4243            74,000                   5.65            4,181

CORRUGATED OR FIBER BOARD CONTAINER MFG         4244             1,000                   6.75               68

PAPER COATING                                   4250           238,000                   4.39           10,448

LOOSE-LEAF LEDGER OR NOTE BOOK MFG              4251           341,600                   5.52           18,856

BAG MFG - PAPER                                 4273            14,900                   6.62              986

PAPER GOODS MFG NOC                             4279           900,100                   4.58           41,225

DRESS PATTERN MFG - PAPER -& CLERICAL           4282            29,000                   3.01              873

PRINTING                                        4299         1,114,700                   4.57           50,942

BOOK BINDING                                    4307           773,100                   3.62           27,986

MOTION PICTURE: DEVELOPMENT OF                  4360             1,500                   1.32               20
NEGATIVES, PRINTING AND ALL SUBSEQUENT
OPERATIONS

BLUEPRINT REPRODUCTION - ALL EMPLOYEES &        4361             8,100                   1.54              125
SALESPERSONS, DRIVERS

RUBBER GOODS MFG N O C                          4410         1,092,200                   6.45           70,447

PLASTICS MFG: FABRICATED PRODUCTS NOC           4452           111,100                   5.50            6,111

WIRE INSULATING OR COVERING                     4470            35,400                   9.05            3,204

PLASTICS MFG. - MOLDED PROD. NOC                4484         7,820,000                   4.85          379,270

CANDLE MFG NPD                                  4557           737,600                   4.46           32,897

PAINT MFG                                       4558            55,200                   3.07            1,695

DRUG MEDICINE OR PHARMACEUTICAL PREP.           4611         1,167,300                   2.72           31,751
TO MFG. OF INGREDIENTS

GLUE MFG & DRIVERS NPD                          4653               600                   3.27               20

PHARMACEUTICAL OR SURGICAL GOODS MFG NOC        4693               100                   2.45                2

--------------------------------------------------------------------------------------------------------------

WC 7754 (Ed 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

DEXTRINE MFG.                                   4703              12,700                 4.76              605

SOAP OR SYNTHETIC DETERGENT MFG                 4720             854,300                 6.40           54,675

OIL REFINING - PETROLEUM - & DRIVERS            4740               8,000                 3.23              258

EXTRACT MFG - DYEWOOD                           4825              29,100                 2.67              777

CHEMICAL BLENDING OR MINING NOC - ALL           4828             257,800                 3.63            9,358
OPERATIONS & DRIVERS

SPORTING GOODS MFG NOC                          4902               5,000                 3.49              175

AUDIO OR VISUAL RECORDING MEDIA MFG             4923              11,600                 2.82              327
INCLUDES TAPES OR DISKS, PHONOGRAPH
RECORD MFG. TO BE SEPARATELY RATED
_____ CODE 4431.

MASONRY NOC                                     5022               1,000                19.35               194

TENT ERECTION & DRIVERS                         5102               4,000                21.30               852

FURNITURE OR FIXTURES INSTALLATION -            5146              70,900                11.46             8,125
PORTABLE - NOC

PLUMBING NOC & DRIVERS                          5183               2,000                12.07               241

OFFICE MACHINE OR APPLIANCE                     5191              11,200                 2.03               227
INSTALLATION, INSPECTION, ADJUSTMENT
OR REPAIR

VENDING OR COIN OPERATED                        5192                 700                 4.52                32
MACHINES-INSTALLATION SERVICE OR
REPAIR-INCLUDING SALESMEN DRIVERS

FENCE ERECTION - WOOD NOC                       5403               6,200                19.18             1,189

CARPENTRY - INSTALLATION OF FINISHED            5437               9,400                10.45               982
WOODEN FLOORING

SHEET ROCK INSTALLATION - WITHIN                5445               8,100                 9.26               750
BUILDING - & DRIVERS

___________ WORK NOC & DRIVERS                  5479              21,600                21.27             4,594

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

STREET OR ROAD CONSTRUCTION OR                  5506              48,400                10.85             5,251
RECONSTRUCTION & DRIVERS
FILLING OR GRADING TUNNELING BRIDGE OR
CULVERT TO BE SEPARATELY RATED
FILLING OR GRADING TUNNELING BRIDGE OR
CULVERT BUILDING QUARRYING STONE
CRUSHING TO BE SEPARATELY RATED

SHEET METAL WORK - SHOP AND OUTSIDE - &         5538                 700                14.19                99
NOC & DRIVERS

CLEANER - DEBRIS REMOVAL                        5610             656,900                 8.00            52,552

CARPENTRY - DETACHED ONE OR TWO FAMILY          5645              26,100                15.95             4,163
DWELLINGS

CARPENTRY - DWELLINGS - THREE STORIES           5651                 700                15.78               110
OR LESS

SALVAGE OPERATION - NO WRECKING OR ANY          5705               2,300                10.97               252
STRUCTURAL OPERATIONS

DRILLING NOC & DRIVERS NPD                      6204                 150                18.39                28

GRADING OF LAND NOC & DRIVERS                   6217               5,500                 8.69               478

FOOD SUNDRIES MFG. NOC - NO CEREAL              6504          10,646,300                 4.99           531,250
MILLING

TRUCKING - LOCAL HAULING ONLY - & DRIVERS       7228              43,600                13.58             5,921

TRUCKING:                                       7230               6,000                11.68               701
PARCEL OR PACKAGE DELIVERY - ALL EMPLOYEES
& DRIVERS

TRUCKING:                                       7231               1,900                 8.98               171
MAIL, PARCEL OR PACKAGE DELIVERY - ALL
EMPLOYEES & DRIVERS

CHAUFFEURS, DRIVERS & THEIR HELPERS             7380             199,000                 7.64            15,204
NOC - COMMERCIAL

AT_____WORKS OPERATION & SALESMEN, DRIVERS      7520              11,700                 5.94               695

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

GARBAGE WORKS                                   7590            365,000                  8.00            29,200

FLORIST - STORE - DRIVERS                       8001             14,800                  2.68               397

STORE: FRUIT OR VEGETABLE - RETAIL              8006             16,700                  3.39               566

STORE: CLOTHING, WEARING APPAREL OR DRY         8008             19,300                  1.38               266
GOODS - RETAIL

STORE: HARDWARE                                 8010            816,300                  2.99            24,407

STORE: RETAIL NOC                               8017          2,062,700                  2.36            48,680

FRUIT OR VEGETABLE STORES - WHOLESALE           8018         10,398,700                  5.40           561,530

STORE: MEAT, FISH OR POULTRY DEALER -           8021            593,800                  6.20            36,816
______ - SALE

STORE: MEAT, FISH OR POULTRY - RETAIL           8031              1,500                  3.82                57

STORE: CLOTHING, WEARING APPEAREL OR DRY        8032            269,800                  2.76             7,446
GOODS - WHOLESALE

DEPARTMENT STORES--RETAIL                       8039              2,300                  1.70                39

FURNITURE STORES--WHOLESALE OR RETAIL -         8044             33,400                  4.20             1,403
& DRIVERS

AUTOMOBILE ACCESSORY STORES - RETAIL -          8046              3,400                  2.68                91
NOC - & DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS        8058            235,400                  2.99             7,038
ONLY:
STORE EMPLOYEES

METAL MERCHANT & DRIVERS                        8106            122,000                  8.65            10,553
APPLIES TO DEALERS OF IRON, STEEL OR
NONFERROUS METAL.

MACHINERY DEALER NOC - STORE OR YARD -          8107            262,300                  6.53            17,128
& DRIVERS

______ERS' SUPPLIES DEALER & DRIVERS NPD        8111              4,800                  5.94               285

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


LUMBER YEAR - NEW MATERIALS ONLY:               8232              75,100                 8.25             6,196
ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

SASH, DOOR OR ASSEMBLED MILLWORK                8235               1,000                 6.36                64
DEALER & DRIVERS

PAPER STOCK OR RAG DEALER - USED - &            8264             759,900                10.50            79,790
DRIVERS NPD

STORAGE WAREHOUSE - COLD                        8291             209,300                 6.84            14,316

STORAGE WAREHOUSE NOC                           8292              17,100                 7.85             1,342

STORAGE WAREHOUSE - FURNITURE - &               8293              55,800                15.92             8,883
DRIVERS

_______ GASOLINE DEALER & DRIVERS               8350               8,200                 7.19               590

AUTOMOBILE SERVICE OR REPAIR CENTER             8380              29,700                 4.60             1,366
AND DRIVERS

AUTOMOBILE STORAGE GARAGE OR PARKING            8392               1,200                 3.08                37
STATION & DRIVERS

AUTOMOBILE BODY REPAIR                          8393              11,600                 3.35               389

SALESPERSONS, COLLECTIONS OR MESSENGERS -       8742           1,636,700                 0.62            10,148
OUTSIDE

AUTOMOBILE SALESMEN                             8748               4,700                 0.75                35

ADDRESSING OR MAILING CO & CLERICAL             8800             776,500                 3.23            25,081

CLERICAL OFFICE EMPLOYEES NOC                   8810          10,625,000                 0.31            32,938

RETIREMENT LIVING CENTERS:                      8825                 600                 2.43                15
FOOD SERVICE EMPLOYEES

CHARITABLE OR WELFARE                           8861                 900                 0.61                 5
ORGANIZATION:
PROFESSIONAL EMPLOYEES & CLERICAL

JANITORIAL SERVICE BY CONTRACTOR                9014           1,557,900                 6.09             94,876

----------------------------------------------------------------------------------------------------------------

WC (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


BUILDING NOC - OPERATION BY OWNER OR            9015             150,400                 4.72             7,099
LESSEE

AMUSEMENT PARK OR EXHIBITION                    9016              17,800                 4.51               803
OPERATION & DRIVERS

HOUSING AUTHORITY & CLERICAL, SALESMEN,         9033               6,400                 6.37               408
DRIVERS

HOSPITAL: ALL OTHER EMPLOYEES                   9040               4,400                 5.31               234

HOTEL - ALL EMPLOYEES & SALESMEN &              9052             106,900                 4.21             4,500
DRIVERS

HOTEL: RESTAURANT EMPLOYEES                     9058              72,200                 2.43             1,754

______-COUNTRY, GOLF, FISHING OR YACHT -        9060              20,400                 2.62               534
& CLERICAL

RESTAURANT NOC                                  9082              87,900                 3.15             2,769

LAWN MAINTENANCE - COMMERCIAL OR                9102               7,100                 4.37               310
DOMESTIC & DRIVERS
CODES 9102 AND 0042, LANDSCAPE GARDENING
AND DRIVERS MAY BE ASSIGNED TO THE SAME
RISK, THE PAYROLL OF AN INDIVIDUAL
EMPLOYEE MAY BE DIVIDED AND ALLOCATED BE-
TWEEN CODES 0042 AND 9102 PROVIDED THAT
THE ENTRIES ON THE ORIGINAL RECORDS OF
THE INSURED DISCLOSE AN ALLOCATION OF
EACH INDIVIDUAL'S PAYROLL. AN ESTIMATE
OR PERCENTAGE ALLOCATION OF PAYROLL IS
NOT PERMITTED.

CHARITABLE OR WELFARE                           9110               1,000                 4.81                48
ORGANIZATION:
ALL OTHER EMPLOYEES & DRIVERS

THEATERE NOC: ALL OTHER EMPLOYEES               9154               1,500                 2.51                38

ATHLETIC TEAM OR PARK: OPERATION &              9182               3,000                 7.62               229
DRIVERS

STREET CLEANING & DRIVERS                       9402              35,600                 9.56             3,403

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             ILLINOIS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


ASHES, GARBAGE OR REFUSE COLLECTION &           9403              78,800                11.00             8,668

TOWNSHIP EMPLOYEES N O C                        9410             101,200                 4.13             4,180

PAINTING: SHOP ONLY & DRIVERS NPD               9501             131,200                 4.88             6,403

VIDEO, TELEVISION, RADIO AND AUDIO              9516               6,600                 4.99               329
EQUIPMENT INSTALLATION, SERVICE OR
REPAIR & DRIVERS

HOUSEHOLD APPLIANCES - ELECTRICAL -             9519              13,200                 4.99               659
INSTALLATION, SERVICE OR REPAIR - &
DRIVERS.

CARPET INSTALLATION                             9521              10,200                 9.54               973

UPOLSTERING NPD                                 9522              15,900                 3.97               631

UNMODIFIED PREMIUM                                                                                    3,512,828
INCREASED LIMITS-EMPLOYER LIABILITY    3.3%     9812                                                    115,923
TOTAL UNMODIFIED PREMIUM                                                                              3,628,751
EXPERIENCE MODIFICATION (TENTATIVE)     .79     9898                                                   (762,038)
SCHEDULE MODIFICATION                   25%     9887                                                   (716,678)
MODIFIED STANDARD PREMIUM                                                                             2,150,035
LOSS REIMBURSEMENT  $250,000                    9862                                                 (1,142,504)
UNDISCOUNTED PREMIUM                                                                                  1,007,531
TOTAL ESTIMATED ANNUAL PREMIUM                                                                        1,007,531

TOTAL DUE                                                                                             1,007,531



---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             INDIANA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


SYNADYNE I

JOBSITE ONLY
FREEMONT, IN 46737

CLERICAL OFFICE EMPLOYEES NOC                   8810             1,233,222              0.23              2,836

LABOR WORLD OF AMERICA, INC.

6935 GRAND AVENUE
HAMMOND, IN 46323

FARM: NURSERY EMPLOYEES & DRIVERS               0005                 4,500              3.58                161
INCLUDES INCIDENTAL LANDSCAPE GARDENING

SMELTING - ELECTRIC PROCESS - & DRIVERS         1438                14,400              2.94                423

CANNERY NOC                                     2111                   900              2.58                 23

COTTON BATTING, WADDING OR WASTE MFG.           2211                   300              4.98                 15

AWNING OR TENT MFG - SHOP                       2576                 8,200              3.11                255

LAUNDRY NOC & ROUTE SUPERVISORS,                2585                 6,400              2.89                185
SALESMEN, DRIVERS

PATTERN-MAKING NOC NPD                          2790                63,100              1.37                864

CARPENTRY SHOP ONLY AND DRIVERS                 2802               102,000              4.85              4,947

FURNITURE ASSEMBLING-WOOD-FROM                  2881                20,800              3.36                699
MANUFACTURED PARTS

VENEER PRODUCTS MFG                             2915               174,300              5.89             10,266

IRON OR STEEL: MANUFACTURING                    3018                 5,600              2.45                137
ROLLING MILL NOC & DRIVERS

____ OR TUBE MFG NOC & DRIVERS                  3022                17,400              3.24                564

____ WORKS - SHOP - DECORATIVE &                3041                   400              2.93                 12
FOUNDRIES

----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             INDIANA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY




METAL EQUIPMENT MFG                             3076              93,000                3.27              3,041

FOUNDRY - NON-FERROUS                          3085D              34,100                3.36              1,146

PIPE BENDING AND CUTTING                        3111               2,600                3.31                 86

SCREW MFG                                       3145              50,200                1.48                743

ELECTRICAL APPARATUS MFG NOC                    3179              11,100                2.04                226

ELECTRIC OR GAS LIGHTING FIXTURES MFG.          3180               2,200                2.45                 54

ALUMINUM WARE MFG                               3227               2,500                2.99                 75

WIRE GOODS MFG NOC                              3257              34,000                2.98              1,013

BOX SPRING OR WIRE MATTRESS MFG                 3300              53,600                3.36              1,801

BRASS OR COPPER GOODS MFG                       3315               9,900                3.28                325

METAL STAMPING MFG                              3400              49,400                3.58              1,769

APPLICABLE TO MASS PRODUCTION
MANUFACTURING OF STAMPED METAL
ARTICLES INCLUDING, BUT NOT LIMITED
TO, LICENSE PLATES, TAGS, TOYS,PIE
PLATES, BUCKETS AND WASTE BASKETS.

AGRICULTURAL OR CONSTRUCTION MACHINERY          3507              10,600                2.64                280
MFG

COMPUTING, RECORDING OR OFFICE MACHINE          3574                 500                1.14                  6
MFG NOC

PRECISION MACHINED PARTS MFG NOC NPD            3629               3,400                1.07                 36

MACHINE SHOP NOC                                3632             100,700                2.23              2,246

ELECTRIC POWER OR TRANSMISSION EQUIPMENT        3643              41,100                1.47                604
MFG

LOCOMOTIVE LIGHTING IGNITION OR STARTING        3648              21,500                4.36                 93
______RATUS MFG NOC

RADIO APPARATUS MFG OR ASSEMBLY NOC             3681              99,900                2.98               2,97

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INDURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             INDIANA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


AUTO,BUS,TRUCK,OR,TRAIL.-NOC                    3824              40,300                5.13              2,067

CONCRETE PRODUCTS MFG & DRIVERS                 4034              57,900                5.21              3,017

PAPER CREPEING                                  4250                 600                1.77                 11

BAG MFG - PAPER                                 4273               4,100                2.16                 89

RUBBER GOODS MFG N 0 C                          4410             120,600                2.67              3,220

PLASTICS MFG: MOLDED PRODUCTS NOC               4484             384,300                2.50              9,608

COMPUTER DEVICE INSTALLATION                    5191               5,400                0.88                 48
INSPECTION SERVICE OR REPAIR
INCLUDES SHOP OPERATIONS.
COMPUTER MFG. TO BE SEPARATELY
________ED.

FENCE ERECTION - WOOD NOC                       5403               1,200                6.97                 84

PAINTING OR PAPER HANGING NOC & SHOP            5474               4,700                4.61                217
OPERATIONS, DRIVERS

STREET OR ROAD CONSTRUCTION & DRIVERS           5507                 300                2.78                  8

TIMEKEEPERS-CONSTRUCTION OR ERECTION            5610              49,700                4.52              2,246

DRIVERS, CHAUFFEURS AND THEIR HELPERS           7380              15,500                2.52                391
NOC-COMMERCIAL

BEER OR ALE DEALER- WHOLESALE- &                7390              44,500                4.48              1,994
DRIVERS

GARBAGE WORKS                                   7590              20,100                7.10              1,427

STORE: HARDWARE                                 8010              22,200                1.29                286

STORE: RETAIL NOC                               8017                 150                1.15                  2

STORE: WHOLESALE NOC                            8018              12,000                2.89                347

FURNITURE STORES --WHOLESALE OR RETAIL          8044              10,100                2.14                216
DRIVERS

----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             INDIANA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


METAL MERCHANT & DRIVERS                        8106               8,l00                 4.44                360
APPLIES TO DEALERS OF IRON, STEEL OR
NONFERROUS METAL.

MACHINERY DEALER NOC - STORE OR YARD            8107                 900                 2.70                 24
& DRIVERS

SASH, DOOR OR ASSEMBLED MILLWORK                8235               9,100                 3.25                296
DEALER & DRIVERS

BOTTLE DEALER -USED- & DRIVERS                  8264              16,000                 6.58              1,053

IRON SCRAP DEALER NPD                           8265               2,600                 5.50                143

STORAGE WAREHOUSE NOC                           8292               4,600                 4.19                193

AUTOMOBILE CAR WASH AND DRIVERS                 8380              65,500                 2.17              1,421

METAL SCRAP DEALER & DRIVERS NPD                8500              11,150                 6.00                669

ADDRESSING OR MAILING CO & CLERICAL             8800               1,300                 3.08                 40

CLERICAL OFFICE EMPLOYEES NOC                   8810             241,700                 0.23                556

THEATRE NOC: PLAYERS, ENTERTAINERS OR           9156                 150                 1.12                  2
MUSICIANS

PAINTING: SHOP ONLY & DRIVERS NPD               9501              10,800                 2.40                259

HOUSEHOLD APPLIANCES - ELECTRICAL               9519               1,500                 1.72                 26
INSTALLATION, SERVICE OR REPAIR - &
DRIVERS.

AUTOMOBILE, BUS, TRUCK, OR TRAILER              9522              70,200                 2.05              1,439
BODY MFG: UPHOLSTERING

-----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed.4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             INDIANA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


UNMODIFIED PREMIUM                                                                                        70,511
INCREASED LIMITS-EMPLOYER LIABILITY   3.3%      9812                                                       2,327
TOTAL UNMODIFIED PREMIUM                                                                                  72,838
EXPERIENCE MODIFICATION  (TENTATIVE)  .79       9898                                                     (15,296)
SCHEDULE MODIFICATION                 50%       9887                                                     (28,771)
MODIFIED STANDARD PREMIUM                                                                                 28,771
LOSS REIMBURSEMENT       $250,000               9862                                                     (15,415)
UNDISCOUNTED PREMIUM                                                                                      13,356
TOTAL ESTIMATED ANNUAL PREMIUM                                                                            13,356

TOTAL DUE                                                                                                 13,356

----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             KENTUCKY
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


SYNADYNE I

JOBSITE ONLY
FORT KNOX, KY 40121

CLERICAL OFFICE EMPLOYEES NOC                   8810             1,012,239              0.36              3,644

UNMODIFIED PREMIUM                                                                                        3,644

INCREASED LIMITS-EMPLOYER LIABILITY   3.3%      9812                                                        120
LOSS REIMBURSEMENT         $250,000             9962                                                     (2,024)
TOTAL UNMODIFIED PREMIUM                                                                                  1,740
EXPERIENCE MODIFICATION   (TENTATIVE)    .79    9898                                                       (365)
MODIFIED STANDARD PREMIUM                                                                                 1,375
UNDISCOUNTED PREMIUM                                                                                      1,375
TOTAL ESTIMATED ANNUAL PREMIUM                                                                            1,375
_____SMENTS/TAXES                       9%      0088                                                        268

TOTAL DUE                                                                                                 1,643

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             LOUISIANA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


SYNADYNE 1

2050 #100 CANAL ST
NEW ORLEANS, LA 70112

CLERICAL OFFICE EMPLOYEES NOC                   8810             2,799,000               0.72              20,158

LABOR WORLD OF AMERICA, INC.
JOBSITE ONLY
NEW ORLEANS, LA 70101

LANDSCAPE GARDENING & DRIVERS                   0042               105,400              13.96              14,714
CODES 0042 AND 9102 PARK NOC MAY BE
CONTINUED TO THE SAME RISK.THE PAYROLL OF
AN INDIVIDUAL EMPLOYEE MAY BE DIVIDED
AND ALLOCATED BETWEEN CODES 0042 AND
9102 PROVIDED THAT THE ENTRIES ON THE
ORIGINAL RECORDS OF THE INSURED DISCLOSE
AN ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL.AN ESTIMATE OR PERCENTAGE
ALLOCATION OF PAYROLL IS NOT PERMITTED.

SPIRITUOUS LIQUOR BOTTLING                      2131                48,500               6.81                3,303

CARBONATED BEVERAGE MFG NOC & ROUTE             2157                 1,000               7.54                   75
SUPERVISORS, DRIVERS

LAUNDRY NOC & ROUTE SUPERVISORS,                2585                 2,200               7.76                  171
SALESMEN, DRIVERS

ARMS MFG NOC                                    3548                   350               4.73                   17

MACHINE SHOP NOC                                3632                   500              10.23                   51

BOOKBINDING                                     4307                 2,800               5.55                  155

PLASTICS MFG: MOLDED PRODUCTS NOC               4484                44,300               7.65                3,389

OPERATE MACHINE OR APPLIANCE,                   5191                58,600               2.63                1,541
INSTALLATION, INSPECTION, ADJUSTMENT
OR REPAIR

------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             LOUISANA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


CLEANER - DEBRIS REMOVAL                        5610                25,500              22.02             5,615

FOOD SUNDRIES MFG.N 0 C -NO CEREAL              6504                38,700               7.57             2,930
MILLING

ARMORED CAR CREWS -- (NOT APPLICABLE)           7380                16,700              10.42             1,740
TO CONTRACTORS WHO PROVIDE SUCH
SERVICES) -- & DRIVERS

FLORIST-STORE-DRIVERS                           8001                 1,800               3.28                59

STORE: RETAIL NOC                               8017                34,200               3.83             1,310

STORE: WHOLESALE NOC                            8018                 2,000              10.54               211

DEPARTMENT STORES--RETAIL                       8039                   150               3.64                 5

AUTOMOBILE ACCESSORY STORES - RETAIL -          8046                 4,400               4.06               179
N0C - & DRIVERS

MACHINERY DEALER NOC - STORE OR YARD -          8107                 1,000              10.54               105
& DRIVERS

STORAGE WAREHOUSE                               8292                10,000              10.25             1,025
N0C. APPLIES TO GENERAL MERCHANDISE

STORAGE WAREHOUSE - FURNITURE - &               8293                 2,200              18.54               408
DRIVERS

AUTOMOBILE STORAGE GARAGE OR PARKING            8392                   900               4.43                40
STATION & DRIVERS

LETTER SERVICE SHOP & CLERICAL NPD              8800                 7,600               5.92               450

CLERICAL OFFICE EMPLOYEES NOC                   8810                 4,000               0.72                29

BUILDINGS-OPERATION BY CONTRACTORS              9014                42,600               9.49             4,043

AMUSEMENT PARK OR EXHIBITION                    9016                70,700               5.75             4,065
OPERATION & DRIVERS

______RANT NOC                                  9082                64,700               6.92             4,477

ASHES, GARBAGE OR REFUSE COLLECTION             9403                 4,200              20.71               870

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             LOUISANA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


DRIVERS

UNMODIFIED PREMIUM                                                                                       71,135
INCREASED LIMITS-EMPLOYER LIABILITY   2%        9812                                                      1,423
TOTAL UNMODIFIED PREMIUM                                                                                 72,558
EXPERIENCE MODIFICATION  (TENTATIVE) .79        9898                                                    (15,237)
MODIFIED STANDARD PREMIUM                                                                                57,321
LOSS REIMBURSEMENT $250,000                     9862                                                    (32,146)
UNDISCOUNTED PREMIUM                                                                                     25,175
TOTAL ESTIMATED ANNUAL PREMIUM                                                                           25,175

TOTAL DUE                                                                                                25,175

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           MASSACHUSETTS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


OUTSOURCE INTERNATIONAL, INC.

NEED ADDRESS
ENTIRE STATE, MA 99999

BOTTLING NOC & ROUTE SUPERVISORS,               2157               35,400               8.36              2,959
DRIVERS

YARN OR THREAD MFG - SILK                       2302                4,100               5.66                232

CLOTHING MFG.                                   2501                  600               4.06                 24

SHOE OR BOOT MFG NOC                            2660                6,800               3.54                241

SHADE ROLLER MFG - WOOD                         2841                6,800               5.97                406

WIRE DRAWING-IRON OR STEEL                      3241               20,200               5.64              1,139

ELECTROPLATING NPD                              3372                4,300               4.60                198

METAL STAMPING MFG                              3400                1,200               6.44                 77
APPLICABLE TO MASS PRODUCTION
MANUFACTURING OF STAMPED METAL
ARTICLES INCLUDING, BUT NOT LIMITED
TO, LICENSE PLATES, TAGS, TOYS,PIE
PLATES, BUCKETS AND WASTE BASKETS.

MACHINE SHOP NOC                                3632                3,900               3.60               140

RADIO APPARATUS MFG OR ASSEMBLY NOC             3681                8,700               2.13               185

CORRUGATED OR FIBER BOARD CONTAINER MFG         4244                  600               5.57                33

BAG MFG - PAPER & PLASTIC                       4273               19,300               5.56             1,073

PRINTING                                        4299              182,900               3.25             5,944

MOTION PICTURE: DEVELOPMENT OF                  4360                1,500               1.07                16
NEGATIVES, PRINTING AND ALL SUBSEQUENT
OPERATIONS

____R GOODS MFG N 0 C                           4410               19,800               4.87               964

--------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           MASSACHUSETTS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


BONE OR IVORY GOODS MFG                         4452               27,000               4.36              1,177

WIRE INSULATING OR COVERING                     4470                9,800               5.24                514


PLASTICS MFG: MOLDED PRODUCTS NOC               4484              236,600               5.16             12,209

CARPENTRY NOC                                   5403                5,600              22.82              1,278

SHEET METAL WORK-ERECTION INSTALLATION          5538                2,700              13.20                356
OR REPAIR N 0 C-SHOP AND
OUTSIDE-INCLUDING DRIVERS SHEET METAL
ROOFING ON SLOPING ROOFS TO BE
SEPARATELY RATED

TIMEKEEPERS-CONSTRUCTION OR ERECTION            5610               34,700              23.48              8,148

SUNDRIES MFG.N 0 C -NO CEREAL                   6504               71,200               6.62              4,713
______NG

ELECTRIC LIGHT OR POWER CO NOC - ALL            7539               14,500               3.31                480
EMPLOYEES & SALESMEN, DRIVERS

STORE: RETAIL NOC                               8017                3,200               1.98                 63

STORE: WHOLESALE - NOC                          8018              125,600               6.79              8,528


FURNITURE STORES --WHOLESALE OR RETAIL -        8044                5,200               5.23                272
& DRIVERS

SALESPERSONS, COLLECTORS OR MESSENGERS -        8742               44,900               0.53                238
OUTSIDE

CLERICAL OFFICE EMPLOYEES NOC                   8810              548,300               0.28              1,535

LAWN MAINTENANCE - COMMERCIAL OR                9102                  100               4.37                  4
DOMESTIC & DRIVERS
CODES 9102 AND 0042, LANDSCAPE GARDENING
AND DRIVERS MAY BE ASSIGNED TO THE SAME
RISK. THE PAYROLL OF AN INDIVIDUAL
EMPLOYEE MAY BE DIVIDED AND ALLOCATED BE-
TWEEN CODES 0042 AND 9102 PROVIDED THAT
THE ENTRIES ON THE ORIGINAL RECORDS OF
_______ INSURED DISCLOSE AN ALLOCATION OF
EACH INDIVIDUAL'S PAYROLL. AN ESTIMATE

----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           MASSACHUSETTS
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


OR PERCENTAGE ALLOCATION OF PAYROLL IS
NOT PERMITTED.

SIGN PAINT OR LETTERING INSIDE OF               9501                1,200               4.97                  60
BUILDING- & DRIVERS

UNMODIFIED PREMIUM                                                                                        53,206
INCREASED LIMITS-EMPLOYER LIABILITY     2%      9812                                                       1,064
TOTAL UNMODIFIED PREMIUM                                                                                  54,270
EXPERIENCE MODIFICATION  (TENTATIVE)   .79      9898                                                     (11,397)
MODIFIED STANDARD PREMIUM                                                                                 42,873
LOSS REIMBURSEMENT  $250,000                    9862                                                     (22,064)
UNDISCOUNTED PREMIUM                                                                                      42,873
EXPENSE CONSTANT                                0900                                                         190
TOTAL ESTIMATED ANNUAL PREMIUM                                                                            20,999
ASSESSMENTS/TAXES                      4.2%     0088                                                       1,801

TOTAL DUE                                                                                                 22,800

----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             MICHIGAN
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


SYNADYNE I

JOBSITE ONLY
DETROIT, MI 48073

CLERICAL OFFICE EMPLOYEES NOC                   8810              5,385,600             0.30             16,157
LABOR WORLD OF AMERICA, INC.
3313 ROSCHESTER RD.
ROYAL OAK, MI 48073

FLORISTS-CULTIVATING OR GARDENING-              0035                  9,300              2.91               271
INCLUDING DRIVERS

BAKERY & DRIVERS, ROUTE SUPERVISORS             2003                304,500              6.41            19,518

CARPET, RUG OR UPHOLSTERY CLEANING--SHOP        2585                  8,200              8.92               731
--AND SALESMEN DRIVERS

CLEANING OR DYEING & ROUTE SUPERVISORS,         2586                 70,100              3.98             2,790
SALESMEN, DRIVERS

FURNITURE ASSEMBLING-WOOD-FROM                  2881                  5,160              3.27               169
MANUFACTURED PARTS

TOOL MFG - NOT DROP OR                          3113              1,659,600              4.16            69,039
MACHINE FORGED NOC

AUTOMATIC SCREW MACHINE PRODUCTS                3145                 17,800              4.71               838
MFG.- N.P.D.

SKATE MFG                                       3146                 33,200              6.02             1,999

ELECTRICAL APPARATUS MFG NOC                    3179                  5,500              4.26               234

SPRING MFG                                      3303                 12,900              7.31               943

HEAT TREATING-METAL-N P D                       3307                 40,700              5.48             2,230

_________ OR COPPER GOODS MFG                   3315                  2,100              4.92               103

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             MICHIGAN
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


WELDING OR CUTTING NOC & DRIVERS                3365              900                   10.32                93

ELECTROPLATING NPD                              3372            4,100                    9.57               392

JEWELRY MFG                                     3383              150                    3.22                 5

METAL STAMPING MFG                              3400           86,300                    9.92             8,561
APPLICABLE TO MASS PRODUCTION
MANUFACTURING OF STAMPED METAL
ARTICLES INCLUDING, BUT NOT LIMITED
TO, LICENSE PLATES, TAGS, TOYS, PIE
PLATES, BUCKETS AND WASTE BASKETS.

MINING OR ORE MILLING MACHINERY MFG             3507           11,400                    8.26              942

P____TING MACHINE MFG.                          3548            4,300                    2.45              105

MACHINE SHOP NOC                                3632           32,100                    6.85            2,199

AUTOMOTIVE LIGHTING IGNITION OR STARTING        3648            1,200                    6.09               73
APPARATUS MFG NOC

RADIO APPARATUS MFG OR ASSEMBLY NOC             3681           23,000                    3.45              794

INSTRUMENT MFG NOC                              3685           19,800                    2.45              485

GLASS MERCHANT                                  4130           11,900                    8.24              981

BOX MFG - FOLDING PAPER - NOC                   4243            6,400                    6.33              405

PRINTING                                        4299            5,600                    3.62              203

PLASTICS MFG: MOLDED PRODUCTS NOC               4484           10,900                    6.91              753

METAL CEILING OR COVERAGE                       5538           76,600                    9.53            7,300
INSTALLATION & SHOP, DRIVERS

CLEANER--DEBRIS REMOCAL                         5610           78,800                    6.42            5,059

CARPENTRY-DWELLINGS-THREE STORIES               5651            5,500                   11.76              647
OR LESS

_____ SUNDRIES MFG.N 0 C -NO CEREAL             6504            1,300                    4.16               54
MILLING

--------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             MICHIGAN
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


CHAUFFERS & HELPERS NOC COMMERCIAL              7380              17,400                 6.55             1,140

STORE: HARDWARE                                 8010              11,500                 1.95               224

STORE: RETAIL NOC                               8017              31,600                 1.88               594

STORE: WHOLESALE NOC                            8018              73,000                 5.88             4,292

FURNITURE STORES--WHOLESALE OR RETAIL -         8044              18,900                 3.03               573
DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS        8058              46,800                 3.10             1,451
ONLY:
STORE EMPLOYEES

PLUMBERS' SUPPLIES DEALER & DRIVERS NPD         8111               7,800                 4.30               335

____STOCK DEALER - USED                         8264              66,900                 9.41             6,295

STORAGE WAREHOUSE NOC                           8292             118,900                 5.68             6,754

SALESPERSONS, COLLECTORS OR MESSENGERS -        8742               9,200                 0.57                52
OUTSIDE

ADDRESSING OR MAILING CO NPD                    8800             116,900                 2.89             3,378

CLERICAL OFFICE EMPLOYEES NOC                   8810             920,000                 0.30             2,760

BUILDING NOC-OPERATION BY OWNER OR              9015              11,600                 5.60               650
LESSEE

HOTEL: RESTAURANT EMPLOYEES                     9058               2,000                 2.58                52

PAINTING: SHOP ONLY & DRIVERS NPD               9501              30,500                 6.63             2,022

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             MICHIGAN
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


UNMODIFIED PREMIUM                                                                                     174,645
INCREASED LIMITS-EMPLOYER LIABILITY  2%         9812                                                     3,493
TOTAL UNMODIFIED PREMIUM                                                                               178,138
SCHEDULE MODIFICATION               25%         9887                                                   (44,535)
MODIFIED STANDARD PREMIUM                                                                              133,603
LOSS REIMBURSEMENT   $250,000                   9862                                                   (73,461)
UNDISCOUNTED PREMIUM                                                                                    60,142
TOTAL ESTIMATED ANNUAL PREMIUM                                                                          60,142

TOTAL DUE                                                                                               60,142

--------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40            MINNESOTA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


SYNADYNE I

JOBSITE ONLY
PRINCETON, MN 55371

CLERICAL TELECOMMUTER EMPLOYEES.                8810             225,600                0.30                677
SUBJECT TO THE MINNESOTA STANDARD
EXCEPTION MANUAL RULE.

LABOR WORLD OF AMERICA, INC.

JOBSITE ONLY
MINNEAPOLIS, MN 55401

LANDSCAPE GARDENING & DRIVERS                   0042                 600               16.64               100
CODES 0042 AND 9102 PARK NOC MAY BE
ASSIGNED TO THE SAME RISK.THE PAYROLL OF
AN INDIVIDUAL EMPLOYEE MAY BE DIVIDED
AND ALLOCATED BETWEEN CODES 0042 AND
9102 PROVIDED THAT THE ENTRIES ON THE
ORIGINAL RECORDS OF THE INSURED DISCLOSE
AN ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL.AN ESTIMATE OR PERCENTAGE
ALLOCATION OF PAYROLL IS NOT PERMITTED.

CLOTHING MFG.                                   2501               4,100                4.36              179

CARPENTRY SHOP ONLY AND DRIVERS                 2802               5,200                4.64              241

CABINET WORKS - WITH POWER MACHINERY            2812              21,100                6.15            1,298

F1REPROOF EQUIPMENT MFG                         3076              55,300                5.77            3,191

HEAT TREATING-METAL-N P D                       3307              15,300                8.28            1,267

MACHINE SHOP NOC                                3632              39,100                4.64            1,814

RADIO APPARATUS MFG OR ASSEMBLY NOC             3681                 800                3.11               25

_______G - SET-UP PAPER                         4240                 900                4.84               44

PRINTING                                        4299              32,200                3.85            1,240

-------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40            MINNESOTA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


BOOKBINDING                                     4307             106,100                 3.46                3,671

PHOTOGRAPHER - ALL EMPLOYEES & CLERICAL,        4361              27,800                 1.66                  461
SALESPERSONS, DRIVERS.

PAINT MFG                                       4558               8,250                 4.87                  402

DRUG MEDICINE OR PHARMACEUTICAL PREP.           4611               4,400                 3.07                  135
NO MFG. OF INGREDIENTS

PHARMACEUTICAL OR SURGICAL GOODS MFG NOC        4693               1,600                 2.10                   34

SOAP OR SYNTHETIC DETERGENT MFG                 4720                 700                 3.36                   24

AUDIO OR VISUAL RECORDING MEDIA MFG             4923              11,100                 2.84                  315
INCLUDES TAPES OR DISKS, PHONOGRAPH
RECORD MFG. TO BE SEPARATELY RATED
AS CODE 4431.

FURNITURE OR FIXTURES INSTALLATION              5146               7,600                 7.54                  573
PORTABLE - NOC

PLUMBING NOC & DRIVERS                          5183               1,800                10.63                   191

PAINTING OR PAPER HANGING NOC & SHOP            5474               5,200                13.97                   726
OPERATIONS, DRIVERS

ALE OR BEER DEALER - WHOLESALE - &              7390              84,100                11.36                 9,554
DRIVERS

AUDIO OR CALL BOX SYSTEMS INSTALLATION          7605                 500                 1.70                     9
WITHIN BUILDINGS

FLORIST-STORE-DRIVERS                           8001               1,200                 2.60                    31

STORE: RETAIL NOC                               8017             111,300                 2.12                 2,360

STORE: WHOLESALE NOC                            8018              34,600                 5.16                 1,785

HARDWARE STORES-RETAIL EXCLUSIVELY              8036              28,100                 2.33                   655

FURNITURE STORES --WHOLESALE OR RETAIL          8044              29,500                 3.64                 1,074
& DRIVERS

-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40            MINNESOTA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY



STORE: DRUG - WHOLESALE                         8047               10,600                6.29                667

BUILDING MATERIAL DEALER - NEW MATERIALS        8232                1,500                6.96                104
ONLY:
ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

STORAGE WAREHOUSE - FURNITURE - &               8293                  700               19.00                133
DRIVERS

DRAIN ELEVATOR OPERATION & LOCAL                8304               28,900                6.64              1,919
MANAGERS, DRIVERS

CLERICAL TELECOMMUTER EMPLOYEES.                8810              105,000                0.30                315
SUBJECT TO THE MINNESOTA STANDARD
_______TION MANUAL RULE.

BUILDINGS-OPERATION BY CONTRACTORS              9014               68,200                6.53              4,453

HOSPITAL: ALL OTHER EMPLOYEES                   9040                5,100                4.82                246

HOTEL - ALL EMPLOYEES & CLERICAL,               9052              118,600                3.18              3,771
SALESMEN, DRIVERS

RESTAURANT NOC                                  9082               44,300                3.18              1,409

LAWN MAINTENANCE - COMMERCIAL                   9102                2,750                4.91                135
OR DOMESTIC & DRIVERS
CODES 9102 AND 0042, LANDSCAPE GARDENING
AND DRIVERS MAY BE ASSIGNED TO THE SAME
RISK. THE PAYROLL OF AN INDIVIDUAL
EMPLOYEE MAY BE DIVIDED AND ALLOCATED BE-
TWEEN CODES 0042 AND 9102 PROVIDED THAT
THE ENTRIES ON THE ORIGINAL RECORDS OF
THE INSURED DISCLOSE AN ALLOCATION OF
EACH INDIVIDUAL'S PAYROLL. AN ESTIMATE
OR PERCENTAGE ALLOCATION OF PAYROLL IS
N0T PERMITTED.

THEATRE NOC: ALL OTHER EMPLOYEES                9154                 5,490               1.73                 95

PAINTING OR LETTERING-INSIDE OF                 9501                17,900               4.26                763
___INGS-INCLUDING SHOP OPERATIONS
DRIVERS-N P 0 WITH 9549 ADVERTISING

----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40            MINNESOTA
-------------------      ---------------          -----------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


COMPANIES OUTDOOR 3064 SIGN MFG OR 5474
PAINTING OR PAPER HANGING

HOUSEHOLD APPLIANCES - ELECTRICAL               9519               2,100                4.49                 94
INSTALLATION, SERVICE OR REPAIR
DRIVERS.

UNMODIFIED PREMIUM                                                                                       46,180
INCREASED LIMITS-EMPLOYER LIABILITY    2%       9812                                                        924
TOTAL UNMODIFIED PREMIUM                                                                                 47,104
EXPERIENCE MODIFICATION  (TENTATIVE) .79        9898                                                     (9,892)
SCHEDULE MODIFICATION                 25%       9887                                                     (9,303)
MODIFIED STANDARD PREMIUM                                                                                27,909
LOSS REIMBURSEMENT    $250,000                  9862                                                    (15,496)
UNDISCOUNTED PREMIUM                                                                                     27,909
TOTAL ESTIMATED ANNUAL PREMIUM                                                                           12,413
MINNESOTA SURCHARGE                 8.7%        9135                                                      2,428

TOTAL DUE                                                                                                14,841

---------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               MISSOURI
-------------------        --------------        ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                      PREMIUM BASIS         RATES
------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE     ESTIMATED TOTAL     PER $100 OF      ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.   ANNUAL REMUNERATION   REMUNERATION   ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
OUTSOURCE INTERNATIONAL, INC.

DEED ADDRESS
ENTIRE STATE, MO 99999

CLERICAL OFFICE EMPLOYEES NOC                     8810         44,000               0.41         180

UNMODIFIED                                                                                       180
TOTAL UNMODIFIED PREMIUM                                                                         180
EXPERIENCE MODIFICATION (TENTATIVE)     .79       9898                                           (38)
MODIFIED STANDARD PREMIUM                                                                        142
LOSS REIMBURSEMENT       $250,000                 9862                                           (22)
UNDISCOUNTED PREMIUM                                                                             142
TOTAL ESTIMATED ANNUAL PREMIUM                                                                   120
_____ COND INJURY FUND SURCHARGE        1.5%      0088                                             2

TOTAL DUE                                                                                        122

----------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             MISSISSIPPI
-------------------        --------------        ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                      PREMIUM BASIS         RATES
------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE     ESTIMATED TOTAL     PER $100 OF      ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.   ANNUAL REMUNERATION   REMUNERATION   ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
SYNADYNE I

6310 I-55 NORTH, STE 400
JACKSON, MS 39211

CLERICAL OFFICE EMPLOYEES NOC                     8810           176,400        0.39                688

UNMODIFIED PREMIUM                                                                                  688
INCREASED LIMITS-EMPLOYER LIABILITY       3.3%    9812                                               23
TOTAL UNMODIFIED PREMIUM                                                                            711
EXPERIENCE MODIFICATION    (TENTATIVE)    .79     9898                                             (149)
MODIFIED STANDARD PREMIUM                                                                           562
LOSS REIMBURSEMENT        $250,000                9862                                             (313)
UNDISCOUNTED PREMIUM                                                                                249
TOTAL ESTIMATED ANNUAL PREMIUM                                                                      249

TOTAL DUE                                                                                           249

-------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40            NORTH CAROLINA
-------------------        --------------        ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                      PREMIUM BASIS         RATES
------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE     ESTIMATED TOTAL     PER $100 OF      ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.   ANNUAL REMUNERATION   REMUNERATION   ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
SYNADYNE I

8801 J.M. KEYNES DR., STE 300
CHARLOTTE, NC 28213

TRUCKING: MAIL, PARCEL OR PACKAGE                 7231        33,700               5.60           1,887
DELIVERY-ALL EMPLOYEES & SALESPERSONS,
DRIVERS

SALESPERSONS, COLLECTORS OR MESSENGERS-           8742        34,200               0.86             294
OUTSIDE

CLERICAL OFFICE EMPLOYEES NOC                     8810     2,953,300               0.33           9,746

UNMODIFIED PREMIUM                                                                               11,927
INCREASED LIMITS-EMPLOYER LIABILITY       3.3%    9812                                              394
TOTAL UNMODIFIED PREMIUM                                                                         12,321
EXPERIENCE MODIFICATION     (TENTATIVE)   .79     9898                                           (2,587)
MODIFIED STANDARD PREMIUM                                                                         9,734
LOSS REIMBURSEMENT      $250,000                  9862                                           (5,405)
UNDISCOUNTED PREMIUM                                                                              4,329
TOTAL ESTIMATED ANNUAL PREMIUM                                                                    4,329

TOTAL DUE                                                                                         4,329

-------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               NEBRASKA
-------------------        --------------        ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                      PREMIUM BASIS         RATES
------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE     ESTIMATED TOTAL     PER $100 OF      ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.   ANNUAL REMUNERATION   REMUNERATION   ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
OUTSOURCE INTERNATIONAL, INC.

NEED ADDRESS
ENTIRE STATE, NE 99999

COLD STORAGE LOCKER - FROZEN FOODS                8031           400             3.59               14

DEPARTMENT STORES - RETAIL                        8039       111,100             1.39            1,544

FURNITURE STORES - WHOLESALE OR RETAIL -          8044           300             1.94                6
& DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS          8058           200             2.75                6
ONLY:
STORE EMPLOYEES

______ MERCHANT                                   8102           200             4.23                8

OIL OR GAS WELL: SUPPLIES OR EQUIPMENT            8204         1,000             7.83               78
DEALER - USED - & LOCAL MANAGERS,
DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS          8232         5,000             3.94              197
ONLY:
ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

STORAGE WAREHOUSE NOC                             8292           900             5.56               50

STORAGE WAREHOUSE - FURNITURE - &                 8293         3,300             8.65              285
DRIVERS

AUTOMOBILE CAR WASH AND DRIVERS                   8380           700             3.10               22

SALESPERSONS, COLLECTORS OR MESSENGERS -          8742        20,700             0.68              141
OUTSIDE

CLERICAL OFFICE EMPLOYEES NOC                     8810        29,700             0.33               98

BUILDINGS-OPERATION BY CONTRACTORS                9014        45,200             3.70            1,672

BUILDINGS NOC-OPERATION BY OWNER OR               9015           700             3.03               21
LESSEE

------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               NEBRASKA
-------------------        --------------        ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                      PREMIUM BASIS         RATES
------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE     ESTIMATED TOTAL     PER $100 OF      ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.   ANNUAL REMUNERATION   REMUNERATION   ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.

HOSPITAL: ALL OTHER EMPLOYEES                     9040         55,900              2.44           1,364

HOTEL - ALL EMPLOYEES & SALESPERSON &             9052          9,700              2.93             284
DRIVERS

HOTEL: RESTAURANT EMPLOYEES                       9058             30              2.17               1

RESTAURANT NOC                                    9082         40,000              1.97              79

RELIGIOUS ORGANIZATION:                           9101          5,700              3.20             182
ALL OTHER EMPLOYEES

CEMETERY OPERATION & DRIVERS                      9220          3,000              4.57             137

______, GARBAGE OR REFUSE COLLECTION &            9403          9,700             10.04             974
DRIVERS

UNMODIFIED PREMIUM                                                                                7,163
INCREASED LIMITS-EMPLOYER LIABILITY     3.3%      9812                                              236
TOTAL UNMODIFIED PREMIUM                                                                          7,399
EXPERIENCE MODIFICATION (TENTATIVE)     .79       9898                                           (1,554)
MODIFIED STANDARD PREMIUM                                                                         5,845
LOSS REIMBURSEMENT       $250,000                 9862                                             (894)
UNDISCOUNTED PREMIUM                                                                              4,951
TOTAL ESTIMATED ANNUAL PREMIUM                                                                    4,951

TOTAL DUE                                                                                         4,951

-------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           NEW HAMPSHIRE
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
OUTSOURCE INTERNATIONAL, INC.

NEED ADDRESS
ENTIRE STATE, NH 99999

LANDSCAPE GARDENING & DRIVERS                    0042              10,600                   12.98                  1,376
CODES 0042 AND 9102 PARK NOC MAY BE
ASSIGNED TO THE SAME RISK. THE
PAYROLL OF AN INDIVIDUAL EMPLOYEE
MAY BE DIVIDED AND ALLOCATED
BETWEEN CODES 0042 AND 9102
PROVIDED THAT THE ENTRIES ON THE
ORIGINAL RECORDS OF THE INSURED
DISCLOSE AN ALLOCATION OF EACH
INDIVIDUAL'S PAYROLL. AN ESTIMATE
OR PERCENTAGE ALLOCATION OF
PAYROLL IS NOT PERMITTED.

CEMENT MFG                                       1701               1,600                    8.69                    139

ICE CREAM MFG. & SALESMEN, DRIVERS               2039              23,200                    8.12                  1,884

MEAT PRODUCTS MFG NOC                            2095                 100                   14.24                     14

SAW MILL                                         2710                 700                   13.85                     97

BOX, BOX SHOOK OR PALLET MFG                     2759              16,800                   17.44                  2,930
WOODEN

FURNITURE ASSEMBLING-WOOD-FROM                   2881              29,100                   10.05                  2,925
MANUFACTURED PARTS

PHONOGRAPH CABINET MFG                           2883              49,800                    8.22                  4,094

SHEET METAL WORK - SHOP                          3066               8,600                    7.45                    641

SCREW MFG                                        3145              34,900                    4.47                  1,560

CAN MFG                                          3220                 300                    5.27                     16

ARMS MFG NOC                                     3548               4,500                    2.29                    103

_______ SHOP NOC                                 3632               3,000                    4.60                    138

RADIO APPARATUS MFG OR ASSEMBLY NOC              3681              37,400                    3.86                  1,444

------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           NEW HAMPSHIRE
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
INSTRUMENT MFG NOC                               3685               3,000                    4.80                    144

BOX MFG - FOLDING PAPER - NOC                    4243              25,300                    4.64                  1,174

CORRUGATED OR FIBER BOARD CONTAINER              4244                 200                    4.68                      9
MFG

BOOKBINDING                                      4307               1,500                    6.83                    102

BONE OR IVORY GOODS MFG                          4452              16,700                    7.81                  1,304

PLASTICS MFG: MOLDED PRODUCTS NOC                4484              50,400                    7.61                  3,835

FABRIC COATING OR IMPREGNATING                   4493             126,300                    6.50                  8,210

PAINT MFG                                        4558              19,000                    4.20                    798

_______ MEDICINE OR PHARMACEUTICAL               4611              22,300                    4.63                  1,032
PREP __ MFG. OF INGREDIENTS

FURNITURE OR FIXTURES INSTALLATION -             5146               4,200                   12,27                    515
PORTABLE - NOC

PLUMBING NOC & DRIVERS                           5183                 600                    9.17                     55

UNITING - NOT CHIMNEYS - ALL                     5213              81,800                   40.57                 33,186
OPERATIONS

CONCRETE OR CEMENT WORK - FLOORS,                5221                 900                   12.86                    166
DRIVEWAYS, YARDS OR SIDEWALKS - &
DRIVERS

FENCE ERECTION - WOOD NOC                        5403             284,000                   19.52                 55,437

_LAZIER - AWAY FROM SHOP - & DRIVERS             5462                 100                   17.30                     17

PAINTING OR PAPER HANGING NOC & SHOP             5474               2,000                   17.96                    359
OPERATIONS, DRIVERS

STREET OR ROAD CONSTRUCTION OR                   5506                 400                   15.68                     63
RECONSTRUCTION & DRIVERS
_ILLING OR GRADING TUNNELING BRIDGE OR
CULVERT BUILDING QUARRYING STONE
_______ TO BE SEPARATELY RATED
_______ OR GRADING TUNNELING BRIDGE OR
CULVERY BUILDING QUARRYING STONE

------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           NEW HAMPSHIRE
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
CRUSHING TO BE SEPARATELY RATED

TIMEKEEPERS-CONSTRUCTION OR ERECTION             5610              28,400                   19.48                  5,532

SEWER CONSTRUCTION - ALL OPERATIONS &            6306               1,280                    7.65                     98
DRIVERS

FOOD SUNDRIES MFG.N O C -NO CEREAL               6504             209,500                    9.13                 19,127
MILLING

TRUCKING:
PARCEL OR PACKAGE DELIVERY-ALL                   7230                 300                    9.60                     29
EMPLOYEES & DRIVERS

REFRIGERATOR CAR LOADING OR UNLOADING            7360               4,000                   14.39                    576

LIMOUSINE COMPANY - ALL OTHER EMPLOYEES          7370                 100                   11.10                     11
______VERS & NON-SCHEDULED

CHAUFFEURS & HELPERS NOC COMMERCIAL              7380              48,400                    9.15                  4,429

ALE OR BEER DEALER - WHOLESALE - &               7390               8,400                    7.09                    596
DRIVERS

GARBAGE WORKS                                    7590                 100                   10.13                     10

STORE: HARDWARE                                  8010               2,000                    2.49                     50

STORE GROCERY WHOLESALE                          8018              78,500                    9,48                  7,442

FURNITURE STORES -- WHOLESALE OR RETAIL -        8044               3,000                    6.99                    210
& DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS         8232               9,400                    6.54                    615
ONLY:
ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

RUBBER STOCK DEALER - USED - AND                 8264             114,200                   10.73                 12,254
DRIVERS NPD

STORAGE WAREHOUSE NOC                            8292               2,400                    9.95                    239

STORAGE WAREHOUSE - FURNITURE - &                8293               5,500                   23.44                  1,289
DRIVERS

------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           NEW HAMPSHIRE
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
AUTOMOBILE CAR WASH AND DRIVERS                  8380                 900                    5.49                     49

SALESPERSONS, COLLECTORS OR                      8742               8,700                    1.04                     90
MESSENGERS - OUTSIDE

CLERICAL OFFICE EMPLOYEES NOC                    8810             335,400                    0.56                  1,878

BUILDINGS-OPERATION BY CONTRACTORS               9014               1,600                    9.50                    152

BUILDINGS NOC-OPERATION BY OWNER OR              9015               1,000                    8.02                     80
LESSEE

RELIGIOUS ORGANIZATION:                          9101               3,900                    4.92                    192
ALL OTHER EMPLOYEES

LAWN MAINTENANCE - COMMERCIAL OR                 9102              45,000                    8.07                  3,632
____IC & DRIVERS
CODES 9102 AND 0042, LANDSCAPE
GARDENING AND DRIVERS MAY BE
ASSIGNED TO THE SAME RISK. THE
PAYROLL OF AN INDIVIDUAL
EMPLOYEE MAY BE DIVIDED AND
ALLOCATED BETWEEN CODES 0042
AND 9102 PROVIDED THAT THE
ENTRIES ON THE ORIGINAL RECORDS
OF THE INSURED DISCLOSE AN
ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL. AN ESTIMATE OR
PERCENTAGE ALLOCATION OF
PAYROLL IS NOT PERMITTED.

THEATRE NOC: OTHER EMPLOYEES                     9154                 200                    2.69                      5

PAINTING: SHOP ONLY & DRIVERS NPD                9501               6,900                    6.73                    464

UNMODIFIED PREMIUM                                                                                               182,766
INCREASED LIMITS - EMPLOYER            3.3%      9812                                                              6,031
TOTAL UNMODIFIED PREMIUM                                                                                         188,797
EXPERIENCE MODIFICATION (TENTATIVE)    .79       9898                                                            (39,647)
MODIFIED STANDARD PREMIUM                                                                                        149,150

------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           NEW HAMPSHIRE
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
LOSS REIMBURSEMENT $250,000                      9862                                                            (82,809)
UNDISCOUNTED PREMIUM                                                                                              66,341
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                    66,341

TOTAL DUE                                                                                                         66,341


------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40            NEW JERSEY
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.         SCHEDULE             STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
LABOR WORLD OF AMERICA, INC.

301 NORTH ALMONESSON RD.
DEPTFORD, NJ 08096

STORE: RETAIL-N.O.C.                             8017             180,000                    2.75                  4,950

CLERICAL OFFICE EMPLOYEES N.O.C.                 8810              56,500                    0.33                    186

UNMODIFIED PREMIUM                                                                                                 5,136
TOTAL UNMODIFIED PREMIUM                                                                                           5,136
MODIFIED STANDARD PREMIUM                                                                                          5,136
LOSS REIMBURSEMENT $250,000                      9862                                                             (2,331)
UNDISCOUNTED PREMIUM                                                                                               5,136
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                     2,805
_______                                 5%       0935                                                                257
_______                                .2%       0936                                                                 10

ESTIMATED TOTAL DUE                                                                                                3,072

------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             NEW MEXICO
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
SYNADYNE I

JOBSITE ONLY
ABUELO, NM 87732

LANDSCAPE GARDENING & DRIVERS                    0042              10,000                   16.31                  1,631

CEMENT MFG                                       1701               7,700                    4.38                    337

BAKERY & DRIVERS, ROUTE SUPERVISORS              2003              94,800                    7.41                  7,025

MILK DEPOT OR MILK DEALER & ROUTE                2070                  40                    9.17                      4
SUPERVISORS, SALESMEN, DRIVERS

BOTTLING NOC & ROUTE SUPERVISORS,                2157              42,300                    8.40                  3,553
DRIVERS

RUG, CARPET OR UPHOLSTERY CLEANING               2585                 400                    8.57                     34

DRY CLEANING AND LAUNDRY STORE - RETAIL          2589                 700                    5.03                     35
- & ROUTE SUPERVISORS, SALESMEN, DRIVERS

PLANING OR MOLDING MILL                          2731               4,400                    8.07                    355

FURNITURE ASSEMBLING-WOOD-FROM                   2881               9,400                    6.03                    567
MANUFACTURED PARTS

PHONOGRAPH CABINET MFG                           2883                 900                    7.32                     66

ELECTROPLATING NPD                               3372               3,700                    8.83                    327

METAL STAMPING MFG                               3400                 700                    6.36                     45
  APPLICABLE TO MASS PRODUCTION
  MANUFACTURING OF STAMPED METAL
  ARTICLES INCLUDING, BUT NOT
  LIMITED TO, LICENSE PLATES, TAGS,
  TOYS, PIE PLATES, BUCKETS AND
  WASTE BASKETS.

___ MFG NOC                                      3548                 900                    3.52                     32

______ MAKING                                    3620              43,600                    9.36                  4,081

MACHINE SHOP NOC                                 3632               4,600                    7.00                    322

------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             NEW MEXICO
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
ELECTRICAL APPARATUS INSTALLATION OR             3724               2,200                   14.92                    328
REPAIR & DRIVERS

PAPER GOODS MFG NOC                              4279               5,700                    9.90                    564

PRINTING                                         4299               3,500                    3.28                    115

BONE OR IVORY GOODS MFG                          4452               2,000                    6.34                    127

PLASTICS MFG: SHEET RODS OR TUBES                4459               1,700                    8.34                    142

ASSAYING-NPD                                     4511              10,100                    1.85                    187

ERECTION - METAL BRIDGES                         5040                 100                   44.64                     45

FURNITURE OR FIXTURES INSTALLATION -             5146               7,900                    7.13                    563
_______ - NOC

PLUMBING NOC & DRIVERS                           5183              16,300                    8.06                  1,314

ELECTRICAL WIRING - WITHIN BUILDINGS             5190                 200                    5.31                     11
& DRIVERS.

CONCRETE OR CEMENT WORK - FLOORS,                5221               4,400                   15.51                    682
DRIVEWAYS, YARDS OR SIDEWALKS - &
DRIVERS

FENCE ERECTION - WOOD NOC                        5403              47,000                   17.95                  8,437

METAL CEILING OR WALL COVERING                   5538                 600                    9.54                     57
INSTALLATION & SHOP, DRIVERS

TIMEKEEPERS-CONSTRUCTION OR                      5610              16,600                    8.82                  1,464
ERECTION

GRADING OF LAND NOC & DRIVERS                    6217               2,300                    8.75                    201

CHAUFFEURS & HELPERS NOC COMMERCIAL              7380               9,500                    8.15                    774

BURGLER ALARM INSTALLATION OR REPAIR             7605                 700                    4.42                     31
DRIVERS

STORE: HARDWARE                                  8010              18,000                    2.82                    508

STORE: RETAIL NOC                                8017              14,200                    2.89                    410

------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             NEW MEXICO
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


STORE GROCERY WHOLESALE                         8018               40,200                    7.20              2,894

STORE: MEAT, FISH OR POULTRY DEALER -           8021                1,100                   13.91                153
WHOLESALE

FURNITURE STORES -- WHOLESALES OR RETAIL -      8044               34,900                    4.23              1,476
& DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS        8058               12,500                    3.73                466
ONLY:
STORE EMPLOYEES

METAL MERCHANT & DRIVERS                        8106               31,100                    9.67              3,007
APPLIES TO DEALERS OF IRON, STEEL OR
NONFERROUS METAL.

MACHINERY DEALER NOC - STORE OR YARD -          8107                5,700                    6.54                373
& DRIVERS

PLUMBERS' SUPPLIES DEALER & DRIVERS NPD         8111                5,800                    6.30                365

CONTRACTOR'S PERMANENT YARD                     8227                3,300                    5.65                186

BUILDING MATERIAL DEALER - NEW MATERIALS        8232                2,600                   11.07                288
ONLY:
ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

STORAGE WAREHOUSE NOC                           8292                  100                    7.69                  8

STORAGE WAREHOUSE - FURNITURE - &               8293                  400                   16.57                 66
DRIVERS

AUTOMOBILE CAR WASH AND DRIVERS                 8380               19,200                    4.08                783

ARCHITECT OR ENGINEER - CONSULTING NPD          8601                4,600                    1.49                 69

SALESPERSONS, COLLECTORS OR MESSENGERS -        8742               39,000                    1.02                398
OUTSIDE

CLERICAL OFFICE EMPLOYEES NOC                   8810            1,100,300                    0.49               5,391

_________ - VETERINARY - & DRIVERS              8831                2,200                    2.44                  54

---------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             NEW MEXICO
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


HOTEL - ALL EMPLOYEES & SALESPERSON &           9052                  100                     7.28                   7
DRIVERS

SEWER CLEANING & DRIVERS                        9402                1,100                     8.25                  91

ASHES, GARBAGE OR REFUSE COLLECTION &           9403                4,000                    11.19                 448
DRIVERS

CARPET INSTALLATION                             9521                1,000                     8.86                  89

SIGN MFG - ERECTION, REPAIR OR                  9552                   50                    13.35                   7
MAINTENANCE - & SHOP, DRIVERS

UNMODIFIED PREMIUM                                                                                              50,993
INCREASED LIMITS - EMPLOYER LIABILITY  3.3%     9812                                                             1,683
TOTAL UNMODIFIED PREMIUM                                                                                        52,676
EXPERIENCE MODIFICATION  (TENTATIVE)   .79      9898                                                           (11,062)
SCHEDULE MODIFICATION                  25%      9887                                                           (10,404)
MODIFIED STANDARD PREMIUM                                                                                       31,210
LOSS REIMBURSEMENT   $250,000                   9862                                                           (17,329)
UNDISCOUNTED PREMIUM                                                                                            13,881
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                  13,881
NEW MEXICO FILING FEE                  5        0088                                                                 5

TOTAL DUE                                                                                                       13,886

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             NEW YORK
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


OUTSOURCE INTERNATIONAL, INC.

NEED ADDRESS
ENTIRE STATE, NY 99999


STORES RETAIL STORES N O C - NO SERVICE OF      8017              289,800                     2.61              7,564
FOOD

CLERICAL OFFICE EMPLOYEES NOC                   8810                1,400                     0.44                  6

UNMODIFIED PREMIUM                                                                                              7,570
TOTAL UNMODIFIED PREMIUM                                                                                        7,570
EXPERIENCE MODIFICATION (TENTATIVE)    .79      9898                                                           (1,590)
MODIFIED STANDARD PREMIUM                                                                                       5,980
LOSS REIMBURSEMENT      $250,000                9862                                                           (3,075)
______ COUNTED PREMIUM                                                                                          5,980
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                  2,905
NEW YORK STATE ASSESSMENT            13.9%      9704                                                              831

TOTAL DUE                                                                                                       3,736


---------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           PENNSYLVANIA
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


OUTSOURCE INTERNATIONAL, INC.

JOBSITE ONLY
PITTSBURGH, PA  15201

CLERICAL OFFICE EMPLOYEES                       0953              528,100                     0.49               2,588

SYNADYNE I

10500 ROOSEVELT BLVD.
PHILADELPHIA, PA  19116


CLERICAL OFFICE EMPLOYEES                       0953              489,600                     0.49               2,399

WORLD OF AMERICA, INC.

720 EAST JOHNSON HWY.
NORRISTOWN, PA 19401

CONTRACT GARDENERS NURSERYMEN AND               0013                1,600                     9.48                 152
LANDSCAPE CONTRACTORS ALL EMPLOYEES
EXCEPT OFFICE NPD

BAKERIES-INCLUDING STORE - ALL EMPLOYEES        0105               39,000                     9.77               3,810
EXCEPT OFFICE

PRESERVING OR CANNING OF FOOD                   0113                8,500                     6.70                 570

LAUNDRIES INCLUDING DYEING AND CLEANING         0141               33,400                    12.45               4,158
AND INCLUDING RECEIVING STATIONS-ALL
EMPLOYEES EXCEPT OFFICE

PLASTICS ARTICLES MFG INJECTION MOLDING         0221              469,600                     9.03              42,405
NPD WITH CLASS 222 AT THE SAME OR
CONTIGOUS LOCATIONS

PLASTICS ARTICLES MFG N.O.C.                    0222                  500                     8.69                  43

PAPER BOX AND CONTAINER MFG INCLUDING           0257               63,300                    10.65               6,741
__________ PAPER BAGS MAILING TUBES FILE
JACKETS WALLETS AND PAPER DISHES

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           PENNSYLVANIA
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


PRINTING - INCLUDING INCIDENTAL ENGRAV-         0281             196,500                      6.27              12,321
ING, AND THE ASSEMBLY, STAPLING OR BIND-
ING OF CIRCULARS PAMPHLETS OR CATALOGUES

NEWSPAPER AND PERIODICAL PRINTING OR            0282               6,100                      8.93                 545
PUBLISHING.

CARPENTRY SHOP, INCLUDING PLANING MILL.         0305              12,000                     11.36               1,363

CABINET WORKS WITH POWER                        0311               1,400                      7.06                  99
DRIVEN MACHINERY

ROLLING, DRAWING OR EXTRUDING OF NON-           0403               9,400                      8.66                 814
FERROUS METALS
ALSO INCLUDES MAKING NON-FERROUS PIP
OR TUBES OR FORGING NON-FERROUS METALS

_______ MFG AXES AGRICULTURAL AND GARDENING     0433               2,500                     11.28                 282
TOOLS SLEDGEHAMMERS LOGGING TOOLS
CONSTRUCTION TOOLS WHEELBARROWS AND OIL
WELL TOOLS

HARDWARE MFG N O C INCLUDING FOUNDRY            0445              36,200                      7.73               2,798
BUILDERS HARDWARE GAS AND ELECTRIC
FIXTURES MEAT CHOPPERS COFFEE GRINDERS
SADIRONS AND PLUMBERS FITTINGS

ELECTROPLATING                                  0449               1,700                      7.58                 129

SHEET METAL WORK SHOP ONLY                      0454              21,600                      9.31               2,011

WIRE GOODS MFG N P D                            0457                 350                      9.12                  32

EYELET, NEEDLE PIN PEN AND TACK MFG.            0459               1,900                      2.87                  55

MACHINE SHOPS--NO WOODWORKING--NO BOILER        0461               4,900                      6.98                 342
MAKING

ELECTRICAL APPARATUS MFG-NO IRON OR             0473               2,600                      4.01                 104
STEEL FOUNDRY

INSTRUMENT MFG PROFESSIONAL OR                  0487             157,400                      1.82               2,865
______TIFIC

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           PENNSYLVANIA
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


EMPLOYMENT CONTACTOR - TEMPORARY STAFF -        0544              33,200                     21.47               7,128
MANUFACTURING OR LIGHT INDUSRTIAL
OPERATIONS, N.O.C.

PAINT AND COLORS MFG-NO RED OR WHITE            0563              22,900                      6.15               1,408
LEAD MFG

WALLBOARD INSTALLATION--WITHIN BUILDINGS        0645               2,600                     13.71                 356
INCLUDES THE ENTIRE OPERATION OF IN-
STALLING DRYWALL/WALLBOARD INCLUDING
TAPING, SEAMING, TEXTURING, BUT NOT
PAINTING

FURNITURE OR FIXTURE INSTALLATION -             0646              11,700                     11.06               1,294
PORTABLE - IN OFFICES OR STORES

_____TICAL INSULATION MATERIAL                  0647                 300                     19.78                  59
INSTALLATION

CARPENTRY--INSTALLATION OF CABINET WORK,        0648               5,300                      8.02                 425
FINISHED WOODEN FLOORING OR INTERIOR
TRIM

BOARDING UP OF ABANDONED BUILDINGS              0651               6,200                     17.63               1,093

CARPENTRY - DETACHED DWELLINGS                  0652               1,300                     13.47                 175

CONCRETE CONSTRUCTION                           0654              14,000                     25.01               3,501

MACHINERY OR EQUIPMENT ERECTION OR              0675              11,900                     11.89               1,415
REPAIR

PUBLIC WEIGHERS AND SAMPLERS STEAMSHIP          0709              14,300                      4.50                 644
AGENCIES ALL EMPLOYEES EXCEPT OFFICE
AND SALESMEN

FURNITURE MOVING AND/OR STORAGE.                0806              14,200                     25.63               3,639

TRUCKMEN-ALL EMPLOYEES EXCEPT OFFICE            0811               1,900                     18.92                 359

STORAGE ALL EMPLOYEES EXCEPT OFFICE             0813              12,100                     14.66               1,774

STORAGE DISTRIBUTORS, WHOLESALE                 0821               3,500                     14.55                 509

----------------------------------------------------------------------------------------------------------------------

WC7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           PENNSYLVANIA
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


DEALERS IN CLOTH CLIPPING WIPING RAGS           0862              47,000                     12.94               6,082
OLD RAGS AND PAPER FOR PAPER STOCK AND
DEALERS IN SECONDHAND BOTTLES AND RUBBER
STOCK-NO DEALING IN METALS OR BUILDING
MATERIALS, BUT INCLUDING BEVERAGE CAN RE-
CYCLING
DEALERS IN CLOTH CLIPPINGS, NEW GOODS
ONLY, MUST BE REFERED TO THE BUREAU
FOR CLASSIFICATION AND RATING

MEAT, FISH AND/OR POULTRY STORE-                0915               9,600                      5.40                 518
RETAIL, ALL EMPLOYEES EXCEPT
OFFICE

DRY GOODS AND CLOTHING STORES WHOLESALE         0916               2,900                      3.36                  97
OR RETAIL ALL EMPLOYEES INCLUDING OFFICE

BAKERY SHOP--RETAIL, INCLUDING ON-SITE          0918              22,800                      6.23               1,420
PREPARATION, INCLUDING OFFICE.
APPLIES TO RISKS PRODUCING BAKERY PRO-
DUCTS AND RISKS WHO BUY FINISHED BAKERY
PRODUCTS FROM UNRELATED PRODUCERS.
SALES ARE OVER THE COUNTER FOR PERSONAL
OR HOUSEHOLD CONSUMPTION, EITHER ON
PREMISES OR THROUGH SATELLITE OUTLETS.

FLORIST STORE - RETAIL OR WHOLESALE             0919               1,100                      4.02                  44

FURNITURE STORE - RETAIL OR WHOLESALE           0922             166,000                      7.08              11,753
NO WOODWORKING

WHOLESALE STORES N O C                          0924              23,300                      9.94               2,316

HARDWARE STORES - WHOLESALE                     0926              41,000                      5.93               2,431

RETAIL STORES N O C-ALL EMPLOYEES               0928             307,200                      4.09              12,564
INCLUDING OFFICE

EMPLOYMENT CONTRACTOR-TEMPORARY STAFF -         0929             163,300                     10.99              17,947
MERCHANTILE OPERATIONS

VENDING OR COIN OPERATED                        0933               5,900                      6.99                 412
MACHINES

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           PENNSYLVANIA
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


AUTO PARTS DEALER - WHOLESALE                   0934             259,800                      4.88             12,678

EMPLOYMENT CONTRACTOR-TEMPORARY STAFF -         0937               5,500                     30.45              1,675
HEAVY SERVICE.

CLUB - COUNTRY, GOLF, OR YACHTING - ALL         0944              14,100                      4.77                673
EMPLOYEES EXCEPT OFFICE.

HOTEL RESTAURANT EMPLOYEES, ALL EMPLOY-         0945              13,100                      6.01                787
EES EXCEPT OFFICE.

EMPLOYMENT CONTRACTOR-TEMPORARY STAFF -         0947              50,900                     12.70              6,464
MAINTENANCE OR SERVICE.

MAILING OR ADDRESSING COMPANY - ALL             0948              19,500                      1.14                222
EMPLOYEES INCLUDING OFFICE

____ETING SERVICE -- TEMPORARY HELP             0949              40,600                      1.84                747

SALESPERSON - OUTSIDE                           0951             103,100                      1.03              1,062

OFFICE MACHINE SERVICE OR REPAIR.               0952                 400                      1.83                  7

CLERICAL OFFICE EMPLOYEES                       0953             268,000                      0.49              1,313

ENGINEER, CONSULTING -- MECHANICAL,             0955              23,500                      1.06                249
CIVIL, ELECTRICAL OR MINING ENGINEERS,
OR ARCHITECTS.

COLLEGES AND SCHOOLS ALL EMPLOYEES              0965               7,400                      1.09                 81
INCLUDING OFFICE EXCEPT PURNELL ACT
EMPLOYEES

AMUSEMENTS OUTDOOR FAIRS EXHIBITIONS            0969               3,500                      7.37                258
HORSE SHOWS AND AMUSEMENT PARKS N P D
ALL EMPLOYEES EXCEPT OFFICE INCLUDING
TICKET SELLERS AND TICKET COLLECTORS BUT
EXCLUDING ORGANIZED ATHLETICS

APARTMENT HOUSE -- OPERATED BY OWNER,           0971             188,500                      9.53             17,964
LESSEE OR MANAGEMENT AGENCY

____S-ALL OTHER EMPLOYEES, EXCEPT               0973               4,250                      8.04                342
OFFICE.

---------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           PENNSYLVANIA
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


RESTAURANTS AND CLUBS-ALL EMPLOYEES             0975                 200                      5.19                  10
INCLUDING OFFICE

SANITARY COMPANY (SEPTIC TANK, CESSPOOL         0992               5,000                      8.85                 443
OR CHEMICAL PORTABLE TOILET CLEANING)

CEMETERIES-ALL EMPLOYEES EXCEPT OFFICE          0999               7,000                     13.62                 953
AND SALESMEN

UNMODIFIED PREMIUM                                                                                              211,917
INCREASED LIMITS-EMPLOYER LIABILITY     3.3%    9812                                                              6,993
TOTAL UNMODIFIED PREMIUM                                                                                        218,910
MODIFIED STANDARD PREMIUM                                                                                       218,910
LOSS REIMBURSEMENT  $250,000                    9862                                                           (121,539)
UNDISCOUNTED PREMIUM                                                                                             97,371
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                   97,371

TOTAL DUE                                                                                                        97,371

-----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40          SOUTH CAROLINA
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


SYNADYNE I

JOBSITE ONLY
ABBEVILLE, SC  29620

CLERICAL OFFICE EMPLOYEES                       8810             886,000                      0.28             2,481

BUILDINGS NOC-OPERATION BY OWNER OR             9015              40,500                      4.01             1,624
LESSEE

UNMODIFIED PREMIUM                                                                                             4,105
INCREASED LIMITS-EMPLOYER LIABILITY    3.3%     9812                                                             135
TOTAL UNMODIFIED PREMIUM                                                                                       4,240
EXPERIENCE MODIFICATION  (TENTATIVE)    .79     9898                                                            (890)
SCHEDULE MODIFICATION                    25%    9887                                                            (838)
MODIFIED STANDARD PREMIUM                                                                                      2,512
LOSS REIMBURSEMENT  $250,000                    9862                                                          (1,435)
UNDISCOUNTED PREMIUM                                                                                           1,077
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                 1,077

TOTAL DUE                                                                                                      1,077

--------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40           SOUTH DAKOTA
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


OUTSOURCE INTERNATIONAL, INC.

NEED ADDRESS
ENTIRE STATE,  SD  99999


CLERICAL OFFICE EMPLOYEES NOC                   8810              14,700                      0.45                 66

UNMODIFIED PREMIUM                                                                                                 66
INCREASED LIMITS-EMPLOYER LIABILITY   3.3%      9812                                                                2
TOTAL MODIFIED PREMIUM                                                                                             68
EXPERIENCE MODIFICATION  (TENTATIVE)   .79      9898                                                              (14)
MODIFIED STANDARD PREMIUM                                                                                          54
LOSS REIMBURSEMENT  $250,000                    9862                                                              (29)
UNDISCOUNTED PREMIUM                                                                                               25
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                     25
SOUTH DAKOTA POLICY FEE                         0088                                                               14

TOTAL DUE                                                                                                          39

---------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             TENNESSEE
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


SYNADYNE I

151 LAFAYETTE STREET
NASHVILLE, TN  37210


CLERICAL OFFICE EMPLOYEES NOC                   8810           1,049,700                      0.38              3,989

LABOR WORLD OF AMERICA, INC.

JOBSITE ONLY
KNOXVILLE, TN  37901


BOTTLING NOC & ROUTE SUPERVISORS,               2157               1,500                      5.54                  83
DRIVERS

____NING OR DYEING & ROUTE SUPERVISORS,         2586                 500                      3.20                  16
SALESMEN, DRIVERS

DRY CLEANING AND LAUNDRY STORE - RETAIL         2589                 300                      3.35                  10
& ROUTE SUPERVISORS, SALESMEN, DRIVERS

SHEET METAL WORK - SHOP                         3066              27,100                      7.18               1,946

TOOL MFG - NOT DROP OR MACHINE FORGED -         3113             134,000                      2.94               3,940
NOC

BUTTON OR FASTENER MFG - METAL                  3131              23,000                      3.92                 902

MACHINERY OR EQUIPMENT ERECTION OR              3724               4,700                     10.75                 505
REPAIR NOC & DRIVERS

PAPER MFG                                       4239             160,300                      2.37               3,799

BOX MFG - FOLDING PAPER - NOC                   4243               2,100                      5.35                 112

PLUMBING NOC & DRIVERS                          5183               1,200                      6.97                  84

CONCRETE OR CEMENT WORK - FLOORS,               5221               2,400                      8.76                 210
DRIVEWAYS, YARDS OR SIDEWALKS - &
DRIVERS

CARPENTRY NOC                                   5403              33,300                     13.66               4,549

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             TENNESSEE
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


CARPENTRY-INSTALLATION OF CABINET WORK          5437               1,500                      7.80                 117
OR INTERIOR TRIM

SHEET ROCK INSTALLATION - WITHIN                5445               9,000                     13.95               1,256
BUILDINGS - & DRIVERS

PAINTING OR PAPER HANGING NOC & SHOP            5474               1,500                     13.14                 197
OPERATIONS, DRIVERS

INSULATION WORK NOC & DRIVERS                   5479                 120                     17.91                  21

FOOD SUNDRIES MFG. NOC - NO CEREAL              6504             126,100                      4.49               5,662
MILLING

METAL MERCHANT & DRIVERS                        8106               5,300                      7.23                 383
APPLIES TO DEALERS OF IRON, STEEL OR
FERROUS METAL.

SALESPERSONS, COLLECTORS OR MESSENGERS -        8742             215,500                      0.83               1,789
OUTSIDE

CLERICAL OFFICE EMPLOYEES NOC                   8810           1,041,400                      0.38               3,957

BUILDINGS-OPERATION BY CONTRACTORS              9014             100,300                      5.95               5,968

BUILDINGS NOC-OPERATION BY OWNER OR             9015              50,600                      5.86               2,965
LESSEE

HOTEL - ALL EMPLOYEES & SALESPERSON &           9052             280,500                      4.87              13,660
DRIVERS

HOTEL: RESTAURANT EMPLOYEES                     9058              51,500                      3.52               1,813

JOBSITE ONLY
NASHVILLE, TN  37201

FARM: NURSERY EMPLOYEES & DRIVERS               0005                 150                      7.27                  11
INCLUDES INCIDENTAL LANDSCAPE GARDENING

FARM: VEGETABLE & DRIVERS                       0008              17,200                      4.20                 722

ORCHARD & DRIVERS                               0016               9,300                      8.10                 753

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             TENNESSEE
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


HATCHERIES NO FARMING OPERATIONS                0034               4,600                      7.60                 350
INCLUDING DRIVERS

LANDSCAPE GARDENING & DRIVERS                   0042              57,400                     10.14               5,820
CODES 0042 AND 9102 PARK NOC MAY BE
ASSIGNED TO THE SAME RISK.  THE PAYROLL OF
AN INDIVIDUAL EMPLOYEE MAY BE DIVIDED
AND ALLOCATED BETWEEN CODES 0042 AND
9102 PROVIDED THAT THE ENTRIES ON THE
ORIGINAL RECORDS OF THE INSURED DISCLOSE
AN ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL.  AN ESTIMATE OR PERCENTAGE
ALLOCATION OF PAYROLL IS NOT PERMITTED.

DOMESTIC SERVICE CONTRACTOR - INSIDE            0917              52,000                      5.47               2,844

_____RY & DRIVERS                               2121              30,500                      3.60               1,098

__CE MFG                                        2150               4,000                     12.79                 512

___ET MFG                                       2380               1,000                      3.42                  34

CARPET OR RUG MFG NOC                           2402               2,500                      4.71                 118

TEXTILE - BLEACHING, DYEING                     2413              17,800                      9.64               1,716
MERCERIZING, FINISHING

YARN OR THREAD DYEING OR FINISHING NPD          2416              22,100                      6.03               1,333

CLOTHING MFG.                                   2501              21,500                      4.60                 989

LAUNDRY NOC & ROUTE SUPERVISORS,                2585              30,800                      6.11               1,882
SALESMEN, DRIVERS

FURNITURE STOCK MFG.                            2735                 300                      9.21                  28

BOX, BOX SHOOK OR PALLET MFG                    2759               2,100                     11.31                 238
WOODEN

CARPENTRY SHOP ONLY AND DRIVERS                 2802                 900                      8.93                  80

____TURE ASSEMBLING-WOOD-FROM                   2881                 150                      5.56                   8
MAUNFACTURED PARTS

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             TENNESSEE
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


IRON OR STEEL: MANUFACTURING                    3018               4,500                      7.68                 346
ROLLING MILL NOC & DRIVERS

IRON WORKS - SHOP - ORNAMENTAL                  3040              12,200                      7.47                 911

STOVE MFG                                       3169              22,700                      9.06               2,057

ENAMEL OR AGATE WARE MFG.                       3224              42,400                      6.81               2,887

TACK MFG.                                       3270              36,000                      3.45               1,242

WELDING OR CUTTING NOC & DRIVERS                3365                 150                     14.79                  22

METAL STAMPING MFG                              3400               9,000                      7.51                 676
APPLICABLE TO MASS PRIDUCTION
MANUFACTURING OF STAMPED METAL
ARTICLES INCLUDING, BUT NOT LIMITED
TO, LICENSE PLATES, TAGS, TOYS, PIE
PLATES, BUCKETS AND WASTE BASKETS.

AGRICULTURAL OR CONSTRUCTION MACHINERY          3507              69,400                      5.62                3,900
MFG

ARMS MFG NOC                                    3548               3,000                      3.12                   94

MACHINE SHOP NOC                                3632              22,100                      5.99                1,324

CONCRETE PRODUCTS MFG & DRIVERS                 4034               5,600                     11.66                  653

PLASTER BOARD OR PLASTER BLOCK MFG &            4036             103,000                      4.53                4,666
DRIVERS

LOOSE-LEAF LEDGER OR NOTE BOOK MFG              4251                 400                      3.81                   15

PAPER GOODS MFG NOC                             4279               7,350                      3.86                  284

PRINTING                                        4299             112,000                      3.03                3,394

RUBBER GOODS MFG NOC                            4410               1,500                      5.69                   85

PLASTICS MFG: SHEETS RODS OR TUBES              4459                 600                      4.19                   25

PLASTICS MFG: MOLDED PRODUCTS NOC               4484              53,800                      6.16                3,314

-----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             TENNESSEE
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


MASONRY NOC                                     5022              13,300                     13.10               1,742

AWNING, TENT OR CANVAS GOODS ERECTION           5102             132,400                     11.92              15,782
REMOVAL OR REPAIR & DRIVERS

FURNITURE OR FIXTURES INSTALLATION -            5146             106,400                      8.30               8,831
PORTABLE - NOC

CONCRETE WORK-INCIDENTAL TO THE                 5215               7,900                      8.19                 647
CONSTRUCTION OF PRIVATE RESIDENCE

STREET OR ROAD CONSTRUCTION OR                  5506               1,000                     12.54                 125
RECONSTRUCTION & DRIVERS
FILLING OR GRADING TUNNELING BRIDGE OR
CULVERT BUILDING QUARRYING STONE
CR___ING TO BE SEPARATELY RATED
______NG OR GRADING TUNNELING BRIDGE OR
CULVERT BUILDING QUARRYING STONE
CRUSHING TO BE SEPARATELY RATED

METAL CEILING OR WALL COVERING                  5538                 300                     12.58                  38
INSTALLATION & SHOP, DRIVERS

CLEANER - DEBRIS REMOVAL                        5610           1,120,000                      7.45               83,440

TRUCKING:                                       7230                 300                      6.78                   20
PARCEL OR PACKAGE DELIVERY - ALL EMPLOYEES
& DRIVERS

FREIGHT HANDLING NOC: STATE ACT ONLY            7360              32,000                     11.02                3,526

DRIVERS, CHAUFFEURS AND THEIR HELPERS           7380              53,200                      5.60                2,979
NOC-COMMERCIAL

ALE OR BEER DEALER - WHOLESALE - &              7390               1,600                      5.35                   86
DRIVERS

GARBAGE WORKS                                   7590             241,500                      6.56               15,842

FLORIST-STORE-DRIVERS                           8001                 100                      2.48                    2

_____ CLOTHING, WEARING APPAREL OR DRY          8008                 900                      1.54                   14
_____ RETAIL

-----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             TENNESSEE
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


STORE: HARDWARE                                 8010                 600                      2.73                  16

STORE: RETAIL NOC                               8017             117,500                      2.23               3,958

STORE: GROCERY WHOLESALE                        8018              76,000                      5.29               4,020

STORE: MEAT, FISH OR POULTRY DEALER -           8021             136,200                      8.39              11,427
WHOLESALE

COLD STORAGE LOCKER - FROZEN FOODS              8031              17,200                      6.84               1,176

STORE: SHOE WHOLESALE                           8032                 500                      3.37                  17

DEPARTMENT STORES--RETAIL                       8039             160,100                      1.84               2,946

FURNITURE STORES --WHOLESALE OR RETAIL -        8044              10,000                      4.06                 406
DRIVERS

AUTOMOBILE ACCESSORY STORES - RETAIL -          8046               6,200                      2.79                 173
NOC - & DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS        8058               1,600                      4.37                  70
ONLY:
STORE EMPLOYEES

MACHINERY DEALER NOC - STORE OR YARD -          8107               1,000                      4.91                  49
& DRIVERS

PLUMBERS' SUPPLIES DEALER & DRIVERS NPD         8111               1,500                      4.07                  61

CONTRACTOR'S PERMANENT YARD                     8227             912,000                      4.86              44,323

PLUMBER YARD - NEW MATERIALS ONLY:              8232              69,400                      7.89               5,476
ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

RUBBER STOCK DEALER - USED - AND                8264               7,400                      9.07                 671
DRIVERS NPD

STORAGE WAREHOUSE - COLD                        8291              13,000                      7.49                 974

STORAGE WAREHOUSE NOC                           8292             251,200                      7.24              18,187

STORAGE WAREHOUSE - FURNITURE - &               8293              27,300                     11.10               3,030

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             TENNESSEE
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


DRIVERS

AUTOMOBILE SERVICE OR REPAIR CENTER &           8380              91,400                      4.49               4,104
DRIVERS

FIELD BONDED WAREHOUSING - ALL EMPLOYEES        8710                 600                      2.77                  17
& CLERICAL

MARINE APPRAISER OR SURVEYOR                    8720                 900                      2.11                  19

ADDRESSING OR MAILING CO & CLERICAL             8800              10,100                      3.19                 322

AMUSEMENT PARK OR EXHIBITION                    9016               4,500                      4.21                 189
OPERATION & DRIVERS

CLUB - COUNTRY, GOLF, FISHING OR YACHT -        9060               6,651                      3.45                 229
& CLERICAL

CLUB NOC & CLERICAL                             9061               1,000                      2.79                  28

RESTAURANT: FAST FOODS                          9083             339,345                      3.75              12,725

RELIGIOUS ORGANIZATION:                         9101               1,000                      4.00                  40
ALL OTHER EMPLOYEES

LAWN MAINTENANCE - COMMERCIAL OR                9102                 500                      5.97                  30
DOMESTIC & DRIVERS
CODES 9102 AND 0042, LANDSCAPE GARDENING
AND DRIVERS MAY BE ASSIGNED TO THE SAME
RISK. THE PAYROLL OF AN INDIVIDUAL
EMPLOYEE MAY BE DIVIDED AND ALLOCATED BE-
TWEEN CODES 0042 AND 9102 PROVIDED THAT
THE ENTRIES ON THE ORIGINAL RECORDS OF
THE INSURED DISCLOSE AN ALLOCATION OF
EACH INDIVIDUAL'S PAYROLL. AN ESTIMATE
OR PERCENTAGE ALLOCATION OF PAYROLL IS
NOT PERMITTED.

THEATRE NOC: ALL OTHER EMPLOYEES                9154              23,600                      3.09                 729

CLUB - SHOOTING & DRIVERS                       9180                 150                      6.27                   9

______, GARBAGE OR REFUSE COLLECTION &          9403              10,100                      8.90                 899

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40             TENNESSEE
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL RENUMERATION        RENUMBERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


PAINTING: SHOP ONLY & DRIVERS NPD               9501                  200                     5.15                  10

CARPET INSTALLATION                             9521                  700                     6.16                  43

AUTOMOBILE, BUS, TRUCK, OR TRAILER              9522                5,200                     4.27                 222
BODY MFG: UPHOLDSTERING

UNMODIFIED PREMIUM                                                                                             352,033
INCREASED LIMITS-EMPLOYER LIABILITY     3.3%    9812                                                            11,617
TOTAL UNMODIFIED PREMIUM                                                                                       363,650
EXPERIENCE MODIFICATION  (TENTATIVE)     .79    9898                                                           (76,367)
SCHEDULE MODIFICATION                     25%   9887                                                           (71,821)
MODIFIED STANDARD PREMIUM                                                                                      215,462
LOSS REIMBURSEMENT  $250,000                    9862                                                          (119,626)
UNDISCOUNTED PREMIUM                                                                                            95,836
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                  95,836

TOTAL DUE                                                                                                       95,836


----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-40               TEXAS
-------------------      ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL REMUMERATION         REMUNERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.


OUTSOURCE INTERNATIONAL, INC.

NEED ADDRESS
ENTIRE STATE, TX 99999

COTTON CLASSING CLASSERS CLERKS &               8810           18,136,647                     0.49              88,870
MICRONAIRE OPERATORS

COTTON CLASSING:                                9015                  530                     7.00                  37
SAMPLE HANDLERS, PORTERS & DRIVERS

UNMODIFIED PREMIUM                                                                                              88,907
INCREASED LIMITS-EMPLOYER LIABILITY   2%        9812                                                             1,778
T0TAL UNMODIFIED PREMIUM                                                                                        90,685
EXPERIENCE MODIFICATION  (TENTATIVE) .79        9898                                                           (19,044)
MODIFIED STANDARD PREMIUM                                                                                       71,641
LOSS REIMBURSEMENT       $250,000               9962                                                           (30,326)
UNDISCOUNTED PREMIUM                                                                                            41,315

PREMIUM DISCOUNT - STOCK                        0063                                                            (8,431)
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                  32,884
ASSESSMENTS/TAXES                    .59%       0088                                                               423

TOTAL DUE                                                                                                       33,307

----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

                       LARGE RISK RATING PLAN ENDORSEMENT

     Endorsement forms a part of, and is effective from the inception of, Policy Number RMWC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

by:        THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

      THE "FINAL PREMIUM" for the policies listed herein will be determined according to this Rating Plan.

                            PLEASE READ IT CAREFULLY


                      PART I. GENERAL TERMS AND CONDITIONS

                         ARTICLE 1. PREMIUM CALCULATION

A. The "FINAL PREMIUM" for the policies described in Section I of the "SCHEDULE" of this endorsement and other policies as may be added by endorsement thereto (the "Policies") shall be the sum of the premiums as determined below under Section B and Section C of this Article. The "FINAL PREMIUM " may be limited by the operation of the provision below titled "Maximum Insurance Cost", if shown in the "SCHEDULE" as applicable to this Plan.

B. The portion of the "FINAL PREMIUM" for the kinds of insurance on risks in the states described in Section 2. of the "SCHEDULE " of this endorsement shall be calculated solely according to the terms of the policies applicable thereto, without reference to this endorsement.

C. The portion of the "FINAL PREMIUM" for all other risks covered by the policies to which this endorsement applies shall be the result of the following calculation, applied separately for each kind of insurance in each state:

       THE SUM OF THE AMOUNTS CALCULATED UNDER ITEMS 1, 2, 3, AND 4 BELOW,
                                   DIVIDED BY
  ITEM 5 (THE RESULT LIMITED TO NOT GREATER THAN THE MAXIMUM INSURANCE COST, IF
                                  APPLICABLE);
                                  PLUS ITEM 6.

     ITEM 1. The sum of all "INCURRED SUBJECT LOSSES". subject to the following:

          1. REIMBURSABLE OR DEDUCTIBLE LOSSES EXCLUDED: This Item 1. will be reduced by the amount that you must reimburse us for under any Loss Reimbursement or Deductible terms that are a part of the policy or an endorsement attached to the policy.

          2. EXCESS OF AGGREGATE STOP AMOUNT EXCLUDED: If an Aggregate Stop Amount is shown in the "SCHEDULE", we will not use more than such Aggregate Stop Amount less items i) and ii) below, as the Incurred Subject Losses in this Item 1 of this formula for all policies to which this Large Risk Rating Plan applies, subject to the Aggregate Stop Limit described in item 3 below.

             i) all Incurred Subject Losses that you have reimbursed us for under any Loss Reimbursement or Deductible terms that are a part of the policy or an endorsement attached to the policy, and

             ii) if so stated in the "SCHEDULE", such amounts as are described in the "SCHEDULE" that you have paid as self-insured losses,

             INDEX: If an Index Rate and an Index "BASIS" are shown in the "SCHEDULE", the Aggregate Stop Amount shown in the "SCHEDULE" is only an estimate. The Aggregate Stop Amount will be finally determined by multiplying the Index Rate by the final Index "BASIS " as determined by our audit of your books and records.

          3. EXCESS OF AGGREGATE STOP LIMIT INCLUDED: If an Aggregate Stop Limit is shown in the "SCHEDULE", that Limit is the most Incurred Subject Losses that we will

             i) not require you to reimburse us for as reimbursable or deductible losses and

             ii) exclude from this Item 1 of the premium calculation formula for all policies to which this Large Risk Rating Plan applies because of the application of item 2 above.

     Neither the Aggregate Stop Amount nor the Aggregate Stop Limit will be reduced on account of the cancellation of any policy to which this Endorsement applies.


Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 1 of 11

                       LARGE RISK RATING PLAN ENDORSEMENT

     ITEM 2. PROVISIONS FOR SERVICE CHARGES AND EXPENSES. (except Taxes and Assessments based on the "FINAL PREMIUM"), and identified in Part II, Section 7., Part B. of this Endorsement.

             The entire amount of each such provision for all policies described in Section 1. of Part II. of this endorsement is shown as an amount or as a product of other values in the "SCHEDULE". Each such provision or the sum of any or all such provisions is subject to any Minimum amount shown as applicable to it in the "SCHEDULE".

             We will apportion the entire amount of each such provision to each kind of insurance and state under all policies described in Section
             1. of Part II. of this endorsement in proportion to the respective "STANDARD PREMIUM" of each, except that:

             1. Provision for claims services will be apportioned in proportion to respective Incurred Subject Losses, and

             2. Provision for taxes and assessments on Losses or on "STANDARD
                PREMIUM" will be calculated individually for each type of insurance and state under all policies described in Section 1. of Part II. of this endorsement according to the factors and tax or assessment "BASES" shown in Section 9 of Part 11 of this endorsement.

     ITEM 3. WORKERS' COMPENSATION EXCESS PREMIUMS (EXCLUDING PREMIUM FOR INSURANCE IN EXCESS OF YOUR QUALIFIED SELF-INSURANCE): The amount of the Workers' Compensation Excess Premium is shown as an amount or as a product of other values in the "SCHEDULE". Such Premium is subject to any Minimum amount shown as applicable to it in the "SCHEDULE". The entire amount of the Workers' Compensation Excess Premium shall be apportioned to each covered state under all policies described in Section 1. of Part 11. of this endorsement in proportion to the respective Workers' Compensation "STANDARD PREMIUMS" of each.

     ITEM 4. INSURANCE CHARGE AND CONTINGENCY PREMIUM: The amount of the Insurance Charge and Contingency Premium for all the policies described in Section 1. of Part II. of this endorsement is shown as an amount or as a product of other values in the "SCHEDULE". The total Insurance Charge and Contingency Premium in the premium is subject to any Minimum amount shown in the "SCHEDULE".

             The Insurance Charge and Contingency Premium in the premium for the kinds of insurance in the states described in Section 2. of
             Part II. of this endorsement will be the amount remaining in such premium after deduction of the amounts of Items 1., 2., 3., 5., and
             6. that we attribute thereto in accordance with this endorsement. The balance of the total Insurance Charge and Contingency Premium shall be apportioned to all other kinds of insurance and states in proportion to the respective "STANDARD PREMIUMS" of each.

     ITEM 5. TAX AND ASSESSMENTS DIVISOR: One (1.000) less the sum of the Tax and Assessment Factors shown in Part II, Section 9 as applicable to "FINAL PREMIUM" as the base of taxation or assessment.

     ITEM 6. NON-SUBJECT PREMIUMS: Premiums identified in Part 11, Section 7, Part C in the "SCHEDULE", after adjustment for increase or decrease in the rating "BASES" thereof from such "BASES" estimated at the inception of this policy.

D. If a MAXIMUM SUBJECT INSURANCE COST is shown in the "SCHEDULE", that amount is the most you must pay us as the sum of all reimbursements of Reimbursable or Deductible losses and all premiums, EXCEPT premiums identified in Part II, Section 7, Part C in the "SCHEDULE", under the policies. "Premiums" do not include amounts identified in policies, endorsements or premium audit reports as "Taxes" or "Surcharges". If an Index Rate and an Index "BASIS" for the Maximum Subject Insurance Cost is shown in the "SCHEDULE", the Maximum Subject Insurance Cost shown in the "SCHEDULE" is only an estimate. The Maximum Subject Insurance Cost will be finally determined by multiplying the Index Rate by the final Index "BASIS" as determined by our audit of your books and records.

                       ARTICLE 2. SCHEDULE OF ADJUSTMENTS

We have shown the estimated "FINAL PREMIUM" in Part II., Section 7. We will recalculate the estimated "FINAL PREMIUM" as soon as practicable after the First Valuation Date shown in the "SCHEDULE". We will thereafter recalculate the estimated "FINAL PREMIUM" annually until you and we agree in writing that no more recalculations will be done.

Additional premium due us, or return premium due you, resulting from the calculation or recalculation of the estimated "FINAL PREMIUM" final "FINAL PREMIUM", will be payable according to a written Payment Agreement between you and us.



Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 2 of 11

                       LARGE RISK RATING PLAN ENDORSEMENT

                             ARTICLE 3. DEFINITIONS

A. "STANDARD PREMIUM" means the premium as calculated according to the terms of each applicable policy, without application of this Endorsement, subject to the following:

     1. FOR WORKERS' COMPENSATION AND EMPLOYERS LIABILITY INSURANCE, "STANDARD PREMIUM" means the premium determined on the basis of our rates as approved by regulatory authority, the remuneration of your employees in the coverage period, your Experience Modifications and Schedule Modifications, Loss Constant, and Minimum Premiums. Determination of "STANDARD PREMIUM" will exclude:

         a) any discount that recognizes any reduction in our expense ratio based on premium size or other factors; or

         b) any discount for a Loss Reimbursement or Deductible Plan.

         c) Expense Constant.

     2. FOR ALL OTHER INSURANCE, "STANDARD PREMIUM" is the premium as calculated according to the terms of each applicable policy for insurance within the "Subject Limits", without the application of this Endorsement and without reduction for:

         a) any discount that recognizes any reduction in our expense ratio based on premium size or other factors; or

         b) any discount for a Loss Reimbursement or Deductible Plan.

B. "INCURRED LOSS" means the total amount we have paid and have reserved for payment under the terms of a policy described in Part II, Section I of the "SCHEDULE" as damages, benefits or indemnity because of an occurrence, accident, claim or suit, and all the "ALLOCATED LOSS ADJUSTMENT EXPENSES" ("ALAE") we incur in connection therewith, including

     1. payments that you must reimburse us for under deductible or reimbursable policy terms, and

     2. payments that you are NOT obligated to reimburse us for under deductible or reimbursable policy terms, and

     3. reserves for the unpaid portion of such a loss, and

     4. reserves for occurrences, accidents, claims or suits that have happened but have not been not reported to us, and for statistically expected loss development on claims that have been reported to us.

C.   "RETAINED AMOUNT" MEANS:

     1. the amount that is specified as your Self-Insured Retention or as the Reimbursable or Deductible amount in the policy applicable to an "INCURRED LOSS"; or

     2. if the foregoing does not apply, your "RETAINED AMOUNT" is the largest portion of the total damages, benefits or indemnity that we must pay because of an occurrence, accident, claim or suit that we will include in the computation of the "FINAL PREMIUM". Such amount is shown in
        Section 5 of the "SCHEDULE" for each type of insurance afforded under the Policies.

D. A "INCURRED SUBJECT LOSS" means the entire "INCURRED LOSS" up to the sum of:

     1. the damages, benefits or indemnity we must pay or have paid, up to the "RETAINED AMOUNT" shown in Section 5 of the "SCHEDULE" for the kind of insurance applicable to such damages, benefits or indemnity, and

     2. "ALLOCATED LOSS ADJUSTMENT EXPENSES","ALAE") we incur in the amount calculated according to the "ALAE" Option shown in the "SCHEDULE" and described below.

                  "ALLOCATED LOSS ADJUSTMENT EXPENSES" OPTIONS

        OPTION A: "Incurred Subject Loss" includes all or a part of all "ALAE" such that the "INCURRED SUBJECT LOSS" will not exceed the applicable "RETAINED AMOUNT".

        OPTION B: "Incurred Subject Loss" includes 100% of all "ALAE"

        OPTION C: "Incurred Subject Loss" includes all or a part of "ALAE" calculated according to the following formula:

                  a) If we have NO obligation under the Policies to pay damages, benefits or indemnity, all "ALAE" up to the applicable
                    "RETAINED AMOUNT" AND 50% of all ALAE in excess thereof; or

                  b) If our obligation to pay damages, benefits or indemnity under the Policies exceeds zero ($0), all "ALAE" TIMES the amount of our obligation to pay damages, benefits or indemnity up to the applicable "RETAINED AMOUNT", DIVIDED BY the total amount of our obligation to pay damages, benefits or indemnity.

         OPTION D: "Incurred Subject Loss" includes NONE of the "ALAE".

E. "ALLOCATED LOSS ADJUSTMENT EXPENSES" OR "ALAE" means all court costs and court expenses; pre- and post-judgment interest; fee for service of process; attorneys' fees; cost of undercover operative and detective services, costs of employing experts; costs for legal transcripts; costs for copies of any public records; costs of depositions and court-reported or recorded statements; costs and expense of subrogation; and any similar fee, cost or expense reasonably chargeable to the investigation, negotiation, settlement or defense of loss or a claim or suit against you, or to the protection and perfection of your or our subrogation rights.


Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 3 of 11

                       LARGE RISK RATING PLAN ENDORSEMENT

     "ALAE" shall not include loss adjustment expenses explicitly included in
     Item 2 of the premium calculation formula or otherwise explicitly included in the Rating Values shown in the "SCHEDULE"; nor the salary, employee benefits, or overhead of any of our employees, nor the fees of any attorney who is our employee or under our permanent retainer.

F.   "SCHEDULE" means "Part II. Schedule of Policies and Rating Values" herein.

G. "BASIS" OR "BASES", (such as Payroll or Sales or Units or other variables) when used as the "BASIS" for determining the "FINAL PREMIUM" or a part thereof, shall have the meaning(s) defined in Section 10. of the "SCHEDULE" of this endorsement.

H. "FINAL PREMIUM" means the premium for the insurance afforded under the policies described in Section 1. of the "SCHEDULE" of this endorsement and others as may be added by endorsement thereto, upon its final recalculation according to the terms of the policies and this endorsement. Prior to such final recalculation, the premium for such insurance is only the estimated premium.

                              ARTICLE 4. EXCEPTIONS

All exceptions, if any, to the provisions of Part I., Article 1, Article 2, or
Article 3, or to Part II., are set forth in Section 11. of Part II. or in an addendum hereto.


Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 4 of 11

                       LARGE RISK RATING PLAN ENDORSEMENT

                 PART II. SCHEDULE OF POLICIES AND RATING VALUES

SECTION 1. THIS ENDORSEMENT APPLIES TO THE POLICIES DESCRIBED BELOW:

    a.  Workers' Compensation and Employer's Liability Insurance Policies:

          RMWC 217-79-40      RMWC 217-79-45
          RMWC 217-79-43      RMWC 217-79-46
          RMWC 217-79-44      RMWC 217-49-48

    b.  Commercial General Liability Insurance Policies:


    c.  Automobile Liability Insurance Policies:


    d.  Other Insurance Policies (described):


SECTION 2. PREMIUMS FOR INSURANCE ON RISKS IN STATES DESCRIBED BELOW WILL NOT BE ADJUSTED ACCORDING TO THIS ENDORSEMENT:

     KINDS OF INSURANCE                                STATES

     Workers Compensation         Arizona, Massachusetts, Missouri, New Jersey,
                                        New York, Wisconsin



SECTION 3. "ALLOCATED LOSS ADJUSTMENT EXPENSES" OPTIONS: (Refer to Article 3., "Definitions", Paragraph D.)

                    Option  A applies to WORKER'S COMPENSATION

                    Option  _ applies to _____________________

                    Option  _ applies to _____________________

                    Option  _ applies to _____________________


SECTION 4. FIRST VALUATION DATE: JULY, 1998


Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 5 of 11

                       LARGE RISK RATING PLAN ENDORSEMENT


SECTION 5. "RETAINED AMOUNTS": (Refer to Definitions)

   KIND OF INSURANCE     "RETAINED AMOUNTS"    BASIS OF RETENTION        DESCRIPTION

Workers' Compensation &       $250,000        each Accident or each     States' Acts
 Employer's Liability                           Person for Disease        Coverages

Workers' Compensation &       $500,000        each Accident or each     Federal Acts
 Employer's Liability                           Person for Disease        Coverages

Commercial General            $               each Occurence
   Liability

Product or Completed          $               each Occurence
Operations Liability

Workers' Compensation &       $               each Occurence
   Employer's Liability
   and General/Products
   Liability Combined

Automobile Liability          $               each accident

Workers' Compensation,        $               each Accident
 Employer's Liability,
and Automobile Liability
    Combined

All Kinds of Insurance        $               each Occurence
     Combined



SECTION 6. MAXIMUM SUBJECT INSURANCE COST OR AGGREGATE STOP AMOUNT AND LIMIT:

a. Maximum Subject Insurance Cost:     /bullet/ Aggregate Cap Purchased 6/11/97,
                                                adjustable according to item c.
                                                below; OR
   Aggregate Stop Amount:              /bullet/ See Attached Quotation Sheet &
                                                Invoice - Page 6A & 6B, subject
                                                to item b. and adjustable
                                                according to item c. below.

b. Aggregate Stop                      /bullet/ Financial Agreements are Being
                                                Revised

c. Index Rate: ____________ per ___________ of _____________, the Index "BASIS".

     The Estimated Index "BASIS" is NA.

Losses you incur to which no insurance under the policies listed in Section 1. of this Part II. "SCHEDULE" applies shall NOT be whether or when the Maximum Subject Insurance Cost or the Aggregate Stop Amount or the Aggregate Stop Limit have been reached, except as described herein:

Exceptions:  None

Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 6 of 11

                          AMERICAN INTERNATIONAL GROUP

                            COMMERCIAL RISK DIVISION

                                   MEMORANDUM

                                                     DIRECT DIAL: (770) 671-2251
                                                            FAX:  (770) 399-4140


DATE:      6/11/97

TO:        STEVE BECKER
           SEDGWICK - FAX NO. 954-761-2608

FROM:      CARLA HORNIBROOK
           SENIOR UNDERWRITER

SUBJECT:   AGGREGATE QUOTE - OUTSOURCE


Dear Steve:

As per the client's instructions we are binding the 1997 aggregate quote as follows:

Policy Term/Line - Workers Compensation - 1/1/1997 to 1/l/98

Aggregate Value - $6,000,000

Aggregate Value Adjustment - The $6,000,000 figure is a minimum of $6,000,000 or ($6,000,000 plus $2,182 per $100 of (Total Audited WC Payroll less 302,500,000))
whichever is greater.

Aggregate Premium - $284,792 Minimum and Deposit. Full payment to be due upon receipt of bill.

Premium Adjustment - The $284,792 premium figure is a minimum of $284,792 or ($284,792 plus $.104 per $100 of (Total Audited WC Payroll less 302,500,000)) whichever is greater.

Offering is subject to execution and return of signed legal documents. The legals will be amended to include the aggregate. Upon presentation of revised documents, the Insured is to complete and return within 10 working days.

                                                                   Bound 6/11/97
                                                             Effective 1/1/97-98

                                    Page 6A

                                                                  INVOICE NO.
                                        ---------------------------------------
                                           PAGE    INVOICE DATE
                                        ---------------------------------------
                                          1 OF 1      6/26/97        151108
Sedgwick of FL, Inc.                    ---------------------------------------
1555 Palm Bch Lakes Blvd #800            CUSTOMER NO.        ACCOUNT EXECUTIVE
West Palm Beach, FL  33402              ---------------------------------------
                                          OU021050              JJS  SIMONE
                                        ----------------------------------------
                                                                 PRODUCER
                                                             -------------------
                                                                JJS SIMIONE



                                                         REMIT TO:

OutSource International                           Sedgwick of FL, Inc.
1144 East Newport Center Drive                    *** West Palm Beach ***
Deerfield Beach,FL 33442                         P.O. Box 92126
                                                  Chicago, IL  60675-2126
                                                  561-689-6190

                         [ILLEGIBLE INVOICE COPY BELOW]



                                    Page 6B

                        LARGE RISK RATING PLAN ENDORSEMENT

SECTION 7. THE RATING VALUES AND AMOUNTS shown below apply as estimated average or combined values or amounts TO all Policies described in
           Section I of this Part 11 above. We will calculate the final values by line and state according to this rating plan.

                    PART A. ESTIMATED TOTAL "FINAL PREMIUM":
----------------------------------------------------------------------------------------------

1. Estimated Other Premiums from Part C below                                     $0
2. Estimated Remainder of "FINAL PREMIUM"                                         $1,513,225

   a. Estimated "RETAINED AMOUNTS" & "ALIE" IN "FINAL PREMIUM"       $127,043
   b. Est. Expense Provision & WC Excess Premium from Part B         $1,386,182

3. ESTIMATED "FINAL PREMIUM"                                                      $1,513,225

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
       PART B. EXPENSES PROVISION AND WORKERS' COMPENSATION EXCESS PREMIUM
----------------------------------------------------------------------------------------------

 EXPENSE ITEMS                    RATES             ADJUSTMENT      MINIMUM   ESTIMATED AMOUNT
                                                   "BASES"/PER       Y/N

Administration Expense         See Section 11     $ 100 Payroll      Y-90%       $465,142
Claims Administration Fee                                                        $571,040
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $
                                                                                 $

Taxes & Assessments on "INCURRED    Refer to Table of Taxes & Assessments        $ Included
LOSSES" or "STANDARD PREMIUM"

Insurance Charge & Contingency                                                   $
Premium

---------------------------------------------------------------------------------------------
                                  SUBTOTAL A
---------------------------------------------------------------------------------------------

Workers Compensation Excess   See Section 11      $100 Payroll    Y-100%         $350,000
Premium

---------------------------------------------------------------------------------------------
                                   SUBTOTAL B
---------------------------------------------------------------------------------------------

Taxes on "FINAL PREMIUM"           Refer To Table Of Taxes & Assessments         $
ESTIMATED EXPENSE PROVISION AND WORKERS' COMPENSATION EXCESS PREMIUM             $ 1,386,182

---------------------------------------------------------------------------------------------

                             PART C. OTHER PREMIUMS
-------------------------------------------------------------------------------------------------------

  COVERAGE DESCRIPTION       RATES   PER        "BASIS" TYPES      ESTIMATED "BASIS"  ESTIMATED PREMIUM
                                           (e.g. Payroll, Sales)        AMOUNTS

                                                                                            $
                                                                                            $
                                                                                            $
                                                                                            $
                                                                                            $
                                                                                            $
ESTIMATED TOTAL OTHER PREMIUMS                                                              $

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     PART D. SUMMARY OF EXPECTED FINAL COST
-------------------------------------------------------------------------------

ESTIMATED "FINAL PREMIUM"                                            $1,513,225
EXPECTED REIMBURSABLE OR DEDUCTIBLE LOSSES AND "ALAE"                $3,672,957
SPECIAL TAXES AND SURCHARGES NOT INCLUDED ABOVE                      $   26,281
                                                                     $
                                                                     $
EXPECTED TOTAL FINAL COST                                            $5,212,463

-------------------------------------------------------------------------------


Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 7 of 11

                        LARGE RISK RATING PLAN ENDORSEMENT

SECTION 8. CLAIMS SERVICE CHARGES

     (_____) If checked here, refer to separate Fee Schedules attached and made a part of this Endorsement.

         THE CLAIMS SERVICE PROVIDER IS GALLAGHER BASSETT SERVICES, INC.

            CLAIMS SERVICES FEE SCHEDULE PART 1 - RATES PER CLAIMANT

    TYPE OF CLAIM      RATE PER CLAIMANT   ESTIMATED NO. OF CLAIMANTS     ESTIMATED FEE

WC Medical Only              $90                      2,456                 $221,040
WC Other than Medical
   Only                      $700                       500                 $350,000
General Liability,
   Not Products
Products Liability
Incident Reports
Auto Liability
Private Passenger
Commercial Types
Auto Medical Payments
Auto Physical Damage
Occupational Disease

ESTIMATED TOTAL RATE-PER-CLAIMANT FEE                                       $571,040

                     FEE SCHEDULE PART 2., TIME AND EXPENSES


    TYPE OF CHARGE             RATE          PER         ESTIMATED AMOUNT

Opening File Charge
Statistical File Charge
Investigating Service by
    Employed Staff
  Adjuster
  General Adjuster
  Executive General Adjuster
  Heavy Equipment Appraiser
  Auto Damage Appraiser
  Property Damage Appraiser
  Supervisor
  Examiner
  Account Manager

Subcontracted investigations
     and appraisals:
Clerical & Statistical Processing:
Other Expenses, including
  Telephone
  Postage
  Mileage, Tolls, Parking
  Photocopy
  Photography
  Transportation
  Overhead
  All Services outside of the continental USA

ESTIMATED TOTAL TIME AND EXPENSE                               $
ESTIMATED TOTAL CLAIMS SERVICE EXPENSES                        $571,040

Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 8 of 11



                       LARGE RISK RATING PLAN ENDORSEMENT

SECTION 9. Taxes & Assessments ("Taxes"): INCLUDED IN ADMINISTRATION EXPENSE

                                                                                GENERAL       AUTO
                            WORKERS COMPENSATION                               LIABILITY   LIABILITY
-----------------------------------------------------------------------------------------------------
         BASE NOT REDUCED FOR DEDUCTIBLE      BASE REDUCED FOR DEDUCTIBLE          BASE        BASE
         DISCOUNTS OR LOSS REIMBURSEMENTS   DISCOUNTS AND LOSS REIMBURSEMENTS     REDUCED    REDUCED

"BASES"   TAX* ON    TAX* ON   RML* ON       TAX* ON     TAX* ON    RML* ON       TAX* ON    TAX* ON
          PREMIUM     LOSSES   PREMIUM       PREMIUM      LOSSES    PREMIUM       PREMIUM    PREMIUM
ALL STATES
------------------------------------------------------------------------------------------------------
ALL STATES
EXCEPT
WHERE
SPECIFIC
RATES ARE
SHOWN
BELOW
------------------------------------------------------------------------------------------------------
                            RATES BY LINE AND STATE
 AL
 AK
 AZ
 AR
 CA
 CO
 CT
 DE
 DC
 FL
 GA
 HI
 ID
 IL
 IN
 IA
 KS
 KY
 LA
 ME
 MD
 MA
 MI
 MN
 MS
 MO
 MT
 NE
 NV
 NH
 NJ
 NM
 NY
 NC
 ND
 OH

Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 9 of 11


                       LARGE RISK RATING PLAN ENDORSEMENT

SECTION 9. Taxes & Assessments ("Taxes")(Continued)

LINE OF                                                                         GENERAL       AUTO
INSURANCE                      WORKERS COMPENSATION                             LIABILITY   LIABILITY
-----------------------------------------------------------------------------------------------------
         BASE NOT REDUCED FOR DEDUCTIBLE      BASE REDUCED FOR DEDUCTIBLE          BASE        BASE
         DISCOUNTS OR LOSS REIMBURSEMENTS   DISCOUNTS AND LOSS REIMBURSEMENTS     REDUCED    REDUCED

"BASES"   TAX* ON    TAX* ON   RML* ON       TAX* ON     TAX* ON    RML* ON       TAX* ON    TAX* ON
          PREMIUM     LOSSES   PREMIUM       PREMIUM      LOSSES    PREMIUM       PREMIUM    PREMIUM
ALL STATES
------------------------------------------------------------------------------------------------------
                            RATES BY LINE AND STATE

 OK
 OR
 PA
 RI
 SC
 SD
 TN
 TX
 USLH*
 UT
 VT
 VA
 WA
 WV
 WI
 WY


NOTE: "Tax on Premium" includes Premium and Franchise Taxes and Assessments (including states' Workers' Compensation Boards and Rating Bureaus) levied on the "BASIS" of Premium as defined by them. However, special taxes and surcharges shown as such in the Policies are NOT included therein and are payable in addition to Premium Taxes and Assessments calculated according to this Endorsement. For General and Auto Liability (but not for Worker's Compensation), the Tax rates also include Residual Market Assessments, if any. "Tax on Losses" includes principally "Second Injury Funds" assessments and certain other assessments by a variety of states' funds.

"RML's" are Residual Market Assessments for Workers Compensation, payable in addition to all other taxes and assessments, to fund deficits (if any) in the operating results of states' assigned risk pools.

"USL's means "US Longshore and Harbor Workers' Compensation Act -- Special Fund", a fund which pays for compensation is certain cases in which the employee suffers a second injury.

SECTION 10.  ADDITIONAL DEFINITIONS:

     PAYROLL:

     SALES:

     UNITS:

     OTHER:


Form No. 64478 (7/96)   Copyright 1996 American International Group Inc.
Page 10 of 11

             LARGE RISK RATING PLAN ENDORSEMENT
--------------------------------------------------------------------------------

SECTION 11.  EXCEPTIONS:

THE ADMINISTRATION EXPENSE WILL BE ADJUSTABLE @.16914 PER $100 OF TOTAL WORKER'S COMPENSATION PAYROLL FOR THE FIRST $275,000,000 OF PAYROLL AND ADJUSTABLE @.050742 FOR ANY PAYROLL WHICH EXCEEDS $275,000,000.

THE EXCESS WORKER'S COMPENSATION CHARGE WILL BE ADJUSTABLE @.1272727 PER $100 OF TOTAL WORKER'S COMPENSATION PAYROLL FOR THE FIRST $275,000,000 OF PAYROLL AND ADJUSTABLE @.0381818 FOR ANY PAYROLL WHICH EXCEEDS $275,000,000.


BY THE SIGNATURE OF YOUR AUTHORIZED REPRESENTATIVE BELOW, YOU SIGNIFY THAT THIS RATING PLAN HAS BEEN EXPLAINED TO YOU AND YOU AGREE TO ITS TERMS. THIS ENDORSEMENT IS INVALID UNLESS SIGNED BY OUR AUTHORIZED REPRESENTATIVE.

     OUTSOURCE INTERNATIONAL, INC.

  ------------------------------  ------   ----------------------------- ------
  Your Authorized Representative   Date    Our Authorized Representative   Date

  Type Names:
             ---------------------------   ------------------------------------

--------------------------------------------------------------------------------
Form No. 64478(7/96)             Copyright 1996                   PAGE 11 of 11
                       American International Group, Inc.

                      DEFENSE BASE ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-40
Issued to OUTSOURCE INTERNATIONAL, INC.

BY THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the work described in the Schedule or described on the Information Page as subject to the Defense Base Act. The policy applies to that work as though the location included in the description of the work were a state named in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C. WORKERS' COMPENSATION LAW

   Workers' Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Defense Base Act (42 USC Sections 1651-1654). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Defense Base t.

                                    Schedule

DESCRIPTION OF WORK

NO WORK AT THIS TIME.
IT IS AGREED THAT IF ANY WORK IS SUBJECT TO THE DEFENSE BASE ACT, THE INSURER WILL ENDORSE THE POLICY WITHIN SIXTY (60) DAYS OF NOTIFICATION.

WC 00 01 01 A                      COUNTERSIGNED BY ___________________________
(ED. 4-92)                                           AUTHORIZED REPRESENTATIVE

       LONGSHORE AND HARBOR WORKERS'COMPENSATION ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).


This endorsement, effective 12:01 AM 01/01/97         forms a part of Policy No.
                                                         RM WC 217-79-40
Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to work subject to the Longshore and Harbor Workers' Compensation Act in a state shown in the Schedule. The policy applies to that work as though that state were listed in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C. WORKERS' COMPENSATION LAW

   Workers' Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Longshore and Harbor Workers' Compensation Act.

This endorsement does not apply to work subject to the Defense Base Act, the Outer Continental Shelf Lands Act, or the Nonappropriated Fund Instrumentalities Act.

                                    Schedule

STATE                                        LONGSHORE AND HARBOR WORKERS'
-----                                    COMPENSATION ACT COVERAGE PERCENTAGE
                                         ------------------------------------

ALASKA                                                 25.00
ALABAMA                                               122.00
ARKANSAS                                              110.00
CONNECTICUT                                             2.00
DISTRICT OF COLUMBIA                                   28.00
FLORIDA                                               223.00
GEORGIA                                               113.00
IOWA                                                   39.00
ILLINOIS                                               28.00
INDIANA                                                90.00
KENTUCKY                                               89.00
LOUISIANA                                             126.00
MASSACHUSETTS                                          38.40
MICHIGAN                                               62.00
MINNESOTA                                              58.00
MISSOURI                                               29.00
MISSISSIPPI                                           157.00
NORTH CAROLINA                                         68.00
NEBRASKA                                               76.00

The rates for classifications with code numbers not followed by the letter "F" are rates for work not ordinarily subject to the Longshore and Harbor Workers' Compensation Act. If this policy covers work under such classifications, and if the work is subject to the Longshore and Harbor Workers' Compensation Act, those non-F classification rates will be increased by the Longshore and Harbor Workers' Compensation Act Coverage Percentage shown in the Schedule.


WC 00 01 01 A                      COUNTERSIGNED BY ___________________________
(ED. 4-92)                                           AUTHORIZED REPRESENTATIVE

                                   ENDORSEMENT


  This endorsement, effective 12:01 AM 01/01/97

  Forms a part of policy no.: RM WC 217-79-40

  Issued to: OUTSOURCE INTERNATIONAL, INC.

  By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA


                             Schedule - (continued)

                                     Longshoremen's and Harbor Workers'
State                                Compensation Act Coverage Percentage

NEW HAMPSHIRE                                       99.00
NEW JERSEY                                          50.00
NEW MEXICO                                          97.00
NEW YORK                                            83.60
PENNSYLVANIA                                        83.60
SOUTH CAROLINA                                     111.00
SOUTH DAKOTA                                        54.00
TENNESSEE                                           90.00
TEXAS                                               61.00


                                                    ___________________________
                                                     AUTHORIZED REPRESENTATIVE
Issue Date: 04/10/97

lwOl74

                         ALTERNATE EMPLOYER ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-40
Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only with respect to bodily injury to your employees while in the course of special or temporary employment by the alternate employer in the state named in Item 2 of the Schedule. Part One (Workers Compensation Insurance) and Part Two (Employers Liability Insurance) will apply as though the alternate employer is insured. If an entry is shown in Item 3 of the Schedule the insurance afforded by this endorsement applies only to work you perform under the contract or at the project named in the Schedule.

Under Part One (Workers Compensation Insurance) we will reimburse the alternate employer for the benefits required by the workers compensation law if we are not permitted to pay the benefits directly to the persons entitled to them.

The insurance afforded by this endorsement is not intended to satisfy the alternate employer's duty to secure its obligations under the workers compensation law. We will not file evidence of this insurance on behalf of the alternate employer with any government agency.

We will not ask any other insurer of the alternate employer to share with us a loss covered by this endorsement.

Premium will be charged for your employees while in the course of special or temporary employment by the alternate employer.

The policy may be cancelled according to its terms without sending notice to the alternate employer.

Part Four (Your Duties If Injury Occurs) applies to you and the alternate employer. The alternate employer will recognize our right to defend under Parts One and Two and our right to inspect under Part Six.

                                    SCHEDULE

1. ALTERNATE EMPLOYER                                           ADDRESS

2. STATE OF SPECIAL OR TEMPORARY EMPLOYMENT
3. CONTRACT OR PROJECT

   "ANY CLIENT IS INCLUDED AS AN ALTERNATE EMPLOYER AS RESPECTS THE USE OF TEMPORARY OR LEASED EMPLOYEES OF OUTSOURCE INTERNATIONAL AND AFFILIATED RELATED COMPANIES PER WRITTEN AGREEMENT BETWEEN THE PARTIES PRIOR TO LOSS"


WC 00 03 01 A                      COUNTERSIGNED BY ___________________________
(ED. 02-89)                                          AUTHORIZED REPRESENTATIVE

       VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

      (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97         forms a part of Policy No.
                                                        RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement adds Voluntary Compensation Insurance to the policy.

A. HOW THIS INSURANCE APPLIES
   This insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

   1. The bodily injury must be sustained by an employee included in the group of employees described in the Schedule.

   2. The bodily injury must arise out of and in the course of employment necessary or incidental to work in a state listed in the Schedule.

   3. The bodily injury must occur in the United States of America, its territories or possessions, or Canada, and may occur elsewhere if the employee is a United States or Canadian citizen temporarily away from those places.

   4.   Bodily injury by accident must occur during the policy period.

   5. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B. WE WILL PAY
   We will pay an amount equal to the benefits that would be required of you if you and your employees described in the Schedule were subject to the workers compensation law shown in the Schedule. We will pay those amounts to the persons who would be entitled to them under the law.

C. EXCLUSIONS
   This insurance does not cover:

   1. any obligation imposed by a workers compensation or occupational disease law, or any similar law.

   2.   bodily injury intentionally caused or aggravated by you.

D. BEFORE WE PAY
Before we pay benefits to the persons entitled to them, they must:

   1. Release you and us, in writing, of all responsibility for the injury or death.

   2. Transfer to us their right to recover from others who may be responsible for the injury or death.

   3. Cooperate with us and do everything necessary to enable us to enforce the right to recover from others.

        If the persons entitled to the benefits of this insurance fail to do those things, our duty to pay ends at once. If they claim damages from you or from us for the injury or death, our duty to pay ends at once.

WC 00 03 101 A                      COUNTERSIGNED BY ___________________________
(ED. 8-91)                                            AUTHORIZED REPRESENTATIVE

E. RECOVERY FROM OTHERS
   If we make a recovery from others, we will keep an amount equal to our expenses of recovery and the benefits we paid. We will pay the balance to the persons entitled to it. If the persons entitled to the benefits of this insurance make a recovery from others, they must reimburse us for the benefits we paid them.

F. EMPLOYERS LIABILITY INSURANCE
   Part Two (Employers Liability Insurance) applies to bodily injury covered by this endorsement as though the State of employment shown in the Schedule were shown in Item 3.A of the Information Page.

                                    Schedule

                                                          DESIGNATED WORKERS
EMPLOYEES                        STATE OF EMPLOYMENT      COMPENSATION LAW
---------                        -------------------      ----------------

All officers and                 ALL STATES EXCEPT        State of Hire
employees not subject            UT,WI,AZ,MD,VA,CA
to the Workers Compensation      ID,OR
Law except Masters
or Members of the crew
of any vessel.



   This endorsement does not apply in New Jersey, Nevada, North Dakota, Ohio, Washington, Wisconsin, West Virginia, Wyoming, and Maine.


WC 00 03 11 A                      COUNTERSIGNED BY ___________________________
(ED. 8-91)                                           AUTHORIZED REPRESENTATIVE

                EXPERIENCE RATING MODIFICATION FACTOR ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

      (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97     forms a part of Policy No. RM
                                                    WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for the policy will be adjusted by an experience rating modification factor. The factor was not available when the policy was issued. The factor, if any, shown on the Information Page is an estimate. We will issue an endorsement to show the proper factor, if different from the factor shown, when it is calculated.


WC 00 04 03                        COUNTERSIGNED BY ___________________________
(ED. 4-84)                                          AUTHORIZED REPRESENTATIVE

                 NOTIFICATION OF CHANGE IN OWNERSHIP ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-40
Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Experience rating is mandatory for all eligible insureds. The experience rating modification factor, if any, applicable to this policy, may change if there is a change in your ownership or in that of one or more of the entities eligible to be combined with you for experience rating purposes. Change in ownership includes sales, purchases, other transfers, mergers, consolidations, dissolutions, formations of a new entity and other changes provided for in the applicable experience rating plan manual.

You must report any change in ownership to us in writing within 90 days of such change. Failure to report such changes within this period may result in revision of the experience rating modification factor used to determine your premium.


THIS ENDORSEMENT IS NOT APPLICABLE IN NEW JERSEY, PENNSYLVANIA, MICHIGAN, ALASKA, CALIFORNIA, DELAWARE, MAINE OR TEXAS.


WC 00 04 14                        COUNTERSIGNED BY ___________________________
(ED. 7-90)                                           AUTHORIZED REPRESENTATIVE

                         LOSS REIMBURSEMENT ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

      (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97     forms a part of Policy No. RM
                                                    WC 217-79-40
Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                            PLEASE READ IT CAREFULLY.

This Endorsement applies solely between you and us. It does not affect the rights of others under this policy.

I. Payment and Reimbursement Conditions

   a. We will pay the sum of:

      1. all benefits payable under PART ONE - WORKERS COMPENSATION INSURANCE;
         and

      2. up to our limit of liability, all sums you legally must pay as damages to which PART TWO - EMPLOYERS LIABILITY applies; and

      3. all benefits payable under PART THREE - OTHER STATES INSURANCE; and

      4. all benefits or damages payable under any endorsements attached to the policy.

   b. You will reimburse us promptly up to the reimbursement limit(s) shown in the Schedule for any amounts we have so paid.

      You agree further to reimburse us for any "allocated loss adjusting expense" we pay according to the election indicated by an "X" below. If we make no payment, you must reimburse us for all "allocated loss adjusting expense".

      If no election is indicated, election C applies.

      Your obligation to reimburse us for "allocated loss adjusting expense" applies separately to "each accident" or, for bodily injury by disease, to "each claim".

      [X]  A.   All allocated  loss  adjusting  expenses up to the amount by which the applicable "Each Accident" or "Each Claim" reimbursement limit exceeds the amount you must reimburse us for payments we make under Section I.A. above.

           B.   All allocated loss adjusting expenses.

           C. A part of all allocated loss adjusting expenses in the proportion that the sum you must reimburse us for payments we make under I.A. above bears to all sums payable by us thereunder.

   c. If a Limit is shown in the Schedule as "Aggregate", that Limit is the most you must reimburse us for all benefits and all damages (but not "allocated loss adjustment expense") that we pay under this policy. The "aggregate" will not be reduced if this policy is issued for a term of less than one year, or if the policy or this endorsement is canceled before the end of the policy period. If no "Aggregate" Limit is shown in the Schedule, no aggregate limit applies to your reimbursement obligation.

   No limit on the Company's liability under the policy or any endorsement is increased or reinstated by this endorsement or by any reimbursement to us under the terms of this endorsement.

WC53138
(ED. 2-92)
                                     1 of 3

II. General Conditions

    A. Duties

       a. The first Named Insured shown in the Information Page agrees and is authorized to reimburse us for any reimbursable amounts we pay on behalf of any Insureds.

       b. each Named Insured is jointly and severally liable for all reimbursable amounts under this policy.

       c. All other terms of the policy, including those which apply to

          (1) our right and duty to defend any claim, proceeding or suit against you, and

          (2) your duties if injury or disease occurs, apply without change on account of this endorsement.

   B.  Cancellation of This Endorsement

       You must reimburse us for any amounts that we pay within the Reimbursement Limits, and for your share of the "Allocated Loss Adjustment Expense", within 15 days of your receipt of an invoice from us.

       You must deliver to us such instruments of financial security, or amendments thereto, as we may require, within 15 days of our demand therefor.

       If you fail to do either, we may cancel this endorsement by mailing or delivering written notice to you not less than 10 days prior to the effective date of such cancellation stating the day and hour the cancellation is to take effect. Proof of the mailing of such notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice. If we cancel this endorsement, you must pay us within 15 days of our invoice an additional premium that we will specify, calculated according to our rates and rules as filed and approved by regulatory agencies having jurisdiction.

   C.  Recovery From Others

       We have your rights and the rights of persons entitled to the benefits of this insurance to recover all payments, including those within your reimbursement limit, from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

       If we recover any payment we made under this policy from anyone liable for the injury, the amount we recover will first be applied to any payments we made in excess of the reimbursement limit or in excess of the "aggregate", and to our expenses in obtaining the recovery. The remainder of the recovery, if any, will be applied to reduce the amount that is reimbursable by you.

   D.  Premium

       A discount in the premium for this policy is shown in the Schedule(s), calculated in accordance with our rating plan as filed and approved by regulatory agencies having jurisdiction. In the event that after the effective date of this policy additional or increased taxes or assessments are imposed upon us, not included in the calculation of the estimated annual premium hereof, we will recalculate the premium to include such additional costs and will reduce the discount accordingly. You will pay us any additional premium thus calculated promptly upon notice.

III.   Definitions

       1. "Allocated loss adjustment expense" means claim adjustment expense allocated by us directly to particular claims. Such expenses shall include, but not be limited to, attorneys' fees for claims in suit, court costs, and other specific items of expense such as fees for medical examinations, expert testimony, laboratory, x-ray and autopsy services, stenographic services, witnesses and summonses, and copies of documents.


WC53138
(ED. 2-92)
                                     2 of 3

       2. "Claim" means each demand you receive for:

          a. benefits required of you by the Workers' Compensation law, including a filing by your employee or by others legally entitled to do so on his or her behalf for such benefits with an agency authorized by law, and suit or other proceedings brought by your employee for such benefits or damages; or

          b.  damages covered by this policy.

                                    SCHEDULE

             COVERAGE                             REIMBURSEMENT LIMITS

Bodily Injury by Accident                   $250,000             Each Accident

Bodily Injury by Disease                    $250,000              Each Claim

All Covered Bodily Injury             NOT APPLICABLE               Aggregate


                                     STATES

ALABAMA                                       TEXAS
ALASKA
ARKANSAS
CONNECTICUT
DISTRICT OF COLUMBIA
FLORIDA
GEORGIA
ILLINOIS
INDIANA
IOWA
KENTUCKY
LOUISIANA
MASSACHUSETTS
MICHIGAN
MINNESOTA
MISSISSIPPI
MISSOURI
NEBRASKA
NEW HAMPSHIRE
NEW MEXICO
NEW YORK
NORTH CAROLINA
PENNSYLVANIA
SOUTH CAROLINA
SOUTH DAKOTA
TENNESSEE


  C53138                           COUNTERSIGNED BY ___________________________
(ED. 2-92)                                           AUTHORIZED REPRESENTATIVE

                                     3 of 3

                                ALASKA SURCHARGE

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-40
Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Companies writing property and casualty insurance business in Alaska are required to participate in the Alaska Insurance Guarantee Association. If a company becomes insolvent the Alaska Insurance Guarantee Association settles unpaid claims and assesses each insurance company for its fair share.

Alaska law requires all companies to surcharge policies to recover these assessments. Your policy has been surcharged to the amount stated below.

    SURCHARGE AMOUNT:                   $0

    SURCHARGE PERCENT:             .0000

WC 54 00 02                        COUNTERSIGNED BY ___________________________
(ED. 1-90)                                           AUTHORIZED REPRESENTATIVE

                      ALASKA LIMIT OF LIABILITY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

      (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-40
Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part Two (Employers Liability Insurance) because Alaska is shown in Item 3.A. of the Information Page.

                  THIS POLICY LIMITS COVERAGE FOR ATTORNEY FEES
              UNDER RULE 82 OF THE ALASKA RULES OF CIVIL PROCEDURE

In any suit in Alaska in which we have a right or duty to defend an insured in addition to the limits of liability, our obligation under the applicable coverage to pay attorney fees taxable as costs against the Insured is limited as follows:

Rule 82 of the Alaska Rules of Civil Procedure provides that if you are held liable, some or all of the attorney fees of the person making a claim against you must be paid by you. The amount that must be paid by you is determined by Rule 82. We provide coverage for attorney fees for which you are liable under Rule 82 subject to the following limitation:

    WE WILL NOT PAY THAT PORTION OF ANY ATTORNEY FEES THAT ARE IN EXCESS OF FEES CALCULATED BY APPLYING THE SCHEDULE IN RULE 82(b)(1) FOR CONTESTED CASES TO THE LIMIT OF LIABILITY OF THE APPLICABLE COVERAGE.

This limitation means the potential costs that may be awarded against you as attorney fees may not be covered in full. You will have to pay any attorney fees not covered directly.

For example, the attorney fees provided by the schedule in Civil Rule 82(b)(1) for contested cases are:

    20% of the first $25,000 of a judgment or claim settlement.
    10% of the amounts over $25,000 of a judgment or claim settlement.

If a court awards a judgment against you in the amount of $125,000, in addition to the amount you would be liable under Rule 82(b)(1) for attorney fees of $15,000 calculated as follows:

     20% of                   $ 25,000                                $ 5,000
     10% of                   $100,000                                $10,000

  Total Award                 $125,000   Total Attorney Fees          $125,000

  If the limit of liability of the applicable coverage is $100,000, we would pay $100,000 of the $125,000 award, and $12,500 Rule 82(b)(1) Attorney Fees, calculated as follows:
     20% of                   $ 25,000                                $ 5,000
     10% of                   $ 75,000                                $ 7,500

   Total Limit of Liability   $100,000  Total Attorney Fees Covered   $12,500

You would be liable to pay, directly and without assistance, the remaining $25,000 in liability, plus the remaining $2,500 in attorney fees not covered by this policy.


WC 54 03 01                        COUNTERSIGNED BY ___________________________
(ED. 04-95)                                          AUTHORIZED REPRESENTATIVE

                 ALASKA NOTICE OF INSTALLMENT OPTION ENDORSEMENT


This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

      (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Alaska is shown in Item 3.A. of the Information Page.

If your annual estimated premium exceeds $2,000, you may elect to pay your premium on an installment basis of not fewer than two payments. Premiums paid by installment must be structured to reflect seasonal peaks in the basis of the premium.

If you elect to pay your premium on an installment basis, we will issue an endorsement to show the installment schedule.


WC 54 06 01                        COUNTERSIGNED BY ___________________________
(ED. 8-91)                                           AUTHORIZED REPRESENTATIVE

                          IMPORTANT NOTICE TO EMPLOYERS

                          DO YOU NEED USL&HW COVERAGE?
                      DO YOU NEED OTHER FEDERAL COVERAGES?


           REVISED WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY

All employers should carefully review their workers compensation coverage needs with their insurance professionals - your agent, broker, or insurer. The Workers Compensation and Employers Liability Policy does not provide federal coverages (such as United States Longshore and Harbor Workers' Compensation Act, Defense Base Act, Nonappropriated Fund Instrumentalities Act, Outer Continental Shelf Lands Act, or Black Lung Act) unless federal coverages are added by endorsement. Your old policy would normally exclude such federal coverages by means of standard amendatory endorsements unless you had requested the coverage when applying for or renewing your policy. Now the exclusions are part of your standard policy. Please note: You may also have had separate Workers Compensation and Employers Liability Policies - one that covered your Alaska Workers Compensation Act exposures and one that covered your federal act exposures.

To secure a federal coverage under the Workers Compensation and Employers Liability Policy, you must specifically request the necessary federal coverages and then carefully review your policy when you receive it to make certain that an amendatory endorsement adds the federal coverage that you requested.

         WHAT IF AN EMPLOYER IS UNCERTAIN IF IT WILL NEED A FEDERAL ACT
                        COVERAGE DURING THE POLICY TERM?

Many employers such as construction contractors or oil services contractors will not know what contracts they will get during the policy term at the time a policy is purchased. Such an employer may not know if a job will involve exposure to federal acts such as USL&HW and/or Alaska Workers Compensation Act exposures. Other employers may have employees whose work falls in gray areas where the employer cannot predict which jurisdiction will apply should the employee be injured on the job.

To avoid potential coverage gaps, these employers should have their policy endorsed to provide the needed federal act coverages on an "if any" basis. The employer would have to maintain payroll and job records as required by their insurer to document whether the employee's payroll should be classified Alaska Workers Compensation Act or a federal act such as USL&HW so that premium may be properly calculated; the rates are generally different. If federal exposures develop during the policy term, the employer's premium will be adjusted to reflect the additional exposure.

However, an employer whose employees' work takes them in and out of federal and state act jurisdictions must have coverage for both exposures on an ongoing basis, not an "if any" basis.

LWNAKNOTE
(ED. 4-92)

                                       YOU
                                    AND YOUR
                                  WORKERS COMP
                                     POLICY



LWNALASKA
(ED. 4-92)

The National Council on Compensation Insurance has filed revisions to the Workers Compensation and Employers Liability Insurance Policy (WCELIP) to become effective April 1, 1992, subject to state approval. Since the policy was last revised in 1984, numerous endorsements have been approved to clarity the WCELIP and to provide notice to the insured about the coverage provided by the policy. The current revisions incorporate the language of many standard endorsements directly into the policy, thus reducing paperwork and providing a more easily understood policy.

Many standard endorsements pertain to the exclusion of coverage under federal laws. The WCELIP was designed to provide coverage under state workers compensation laws, and premium is determined on this basis. Coverage under federal workers compensation laws or specific federal acts was not contemplated.

CHANGES TO POLICY

In order to clarify the coverage grant of the WCELIP, General Section C has been amended to specify that federal coverage is not provided. The general definition of workers compensation now clearly excludes coverage under any federal workers or workmen's compensation law and any federal occupational disease law. Specifically excluded is coverage under the Longshore, Defense Base, Nonappropriated Fund Instrumentalities, Outer Continental Shelf Lands, Black Lung, and any other federal compensation statutory obligations. The standard endorsements used to exclude this coverge will be withdrawn with the approval of the revised policy. These changes to the policy will result in a simpler, more easily understood policy without change to the coverage provided.

SPECIFIC REVISIONS

The exclusion endorsements are incorporated into Part Two C of the WCELIP. Part Two C.7. has been amended to include the language of the standard Employers Liability Endorsement - WC 00 03 16. The purpose of this endorsement was to clarify that the acts listed within the endorsement fall outside common law negligence, the principal risk to be covered by employers liability insurance. Approval of the revised policy provides permission to withdraw Employers Liability Endorsement - WC 00 03 16.

   Part Two I. has been amended to include a provision that the insurer is not relieved of an obligation to pay because of the bankruptcy or insolvency of the insured. This provision ensures that an injured worker will receive payment under the Employers Liability section of the policy even if the employer is bankrupt or insolvent.

   Part Three A.2. has been amended to read, "If you begin work in any one of those states AFTER THE EFFECTIVE DATE OF THIS POLICY and are not insured or are not self-insured for such work, ALL PROVISIONS of the policy will apply as though that state were listed in Item 3.A. of the Information Page." The additions to this section were made to clarify that all notification and other provisions of the policy apply to Other States insurance. The insured should give notice of beginning work in a 3.C. state.

   Part Three A.4. has been added to the policy. This addition reads: IF YOU HAVE WORK ON THE EFFECTIVE DATE OF THIS POLICY In ANY STATE NOT LISTED IN ITEM 3.A. OF THE INFORMATION PAGE, COVERAGE WILL NOT BE AFFORDED FOR THAT STATE UNLESS WE ARE NOTIFIED WITHIN 30 DAYS.

This addition is meant to strengthen the notification requirement so the insurer can accurately determine the extent of coverage. The insured will benefit because of more accurate reporting of Other States coverage. The inclusion of a 30-day time period was added at the request of agents and brokers who expressed concern that the insured might not be in a position to provide notice prior to beginning work.

AMENDATORY ENDORSEMENT

In order to provide for the interim period in which the policy revisions will be approved in some jurisdictions and not in others, an Amendatory Endorsement - WC 00 03 18 will be used. This endorsement modifies the old policy to include all the revisions. By utilizing a schedule to indicate the states in which the Amendatory Endorsement is effective, it is possible to issue only one policy even if the insured has operations in states with differing approval statuses.

The clear, concise and condensed revisions to the Workers Compensation and Employers Liability Insurance Policy - WC 00 00 00 A have been filed nationwide with a proposed effective date of April 1, 1992. These revisions are expected to benefit insured and insurer alike.

LWNALASKA
(ED. 4-92)


                                   TABLE OF ENDORSEMENT CHANGES

               MODIFIED                                           WITHDRAWN

Defense Base Act Coverage                                 Federal Employers' Liability
Endorsement - WC 00 01 01 A                               Act Exclusion Endorsement - WC 00 01 05

Longshore and Harbor Workers' Compensation Act            Longshore and Harbor Workers' Compensation Act
Coverage Endorsement - WC 00 01 06 A                      Exclusion Endorsement - WC 00 01 07 A

Nonappropriated Funds Instrumentalities Act               Migrant and Seasonal Agricultural Worker Protection
Coverage Endorsement - WC 00 01 08 A                      Act Exclusion Endorsement - WC 00 01 10

Outer Continental Shelf Lands Act Coverage                Maritime Exclusion
Endorsement - WC 00 01 09 A                               Endorsement - WC 00 02 02

Maritime Coverage                                         Employers Liability Insurance
Endorsement - WC 00 02 01 A                               Endorsement - WC 00 03 16

Employers Liability Coverage
Endorsement - WC 00 03 03 B (Advisory)

Ohio Employers Liability Coverage
Endorsement - WC 34 03 01 B (Advisory) (Ohio only)


LWNALASKA
(ED. 4-92)
                                 INSURED'S COPY

   The questions most frequently asked by insureds are answered below:

Q. How will I be able to obtain coverage under the Longshore and Harbor Workers' Compensation Act and other federal acts?

A. The WCELIP was designed to provide coverage under state workers compensation laws, and premium is determined on this basis. Coverage under federal workers compensation laws on specific federal acts was not contemplated. Previously, exclusion endorsements were attached to policies to clarify the lack of coverage.

   Employers who wish to purchase coverage under a federal act may continue to do so by means of a coverage endorsement. This coverage is still available to you on the same basis as if was prior to policy revision.

Q. How does Part Three work?

A. Part Three provides that if there are other states shown in Item 3.C. of the Information Page and you begin work in those states, the policy applies as though that state were listed in Item 3.A. Only if you begin work in a 3.C. state will premium develop. NOTIFY YOUR AGENT OR INSURER IMMEDIATELY IF YOU BEGIN WORK IN A STATE LISTED IN ITEM 3.C.

Q. How has Part Three coverage changed and what are my obligations, if any?

A. Part Three (Other States Coverage) has been changed to require notice to the insurer of work you have on the effective date of the policy. You have thirty days to provide this notice. If you begin work after the effective date of this policy and are not insured or self-insured for such work, all provisions of the policy will apply as though the state was listed in Item 3.A. of the Information Page.

Q. What if I have work in states that have approved the revisions and in states that have not approved? Will I need two policies?

A. One policy will be issued, if you currently have one policy. The unrevised policy will be issued with an endorsement (Amendatory Endorsement - WC 00 03
   18). This endorsement will convert the policy to the revised version in those states that are listed in the schedule.

   If you have additional questions, please contact your agent or your insurance company.


LWNALASKA
(ED. 4-92)

                                 INSURED'S COPY

                        ARKANSAS NOTICE TO POLICYHOLDERS

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA ____________ is required by law to provide its policyholders with certain accident prevention services as required by Arkansas Code Ann. Section 1l-9-409(4)(c) at no additional cost. If you would like more information call AIG Consultants at the location below. If you have any questions about this requirement, call the Health and Safety Division, Arkansas Workers' Compensation Commission at 1-800-622-4472.

For your consideration, we have the services of AIG Consultants, Inc., a professional engineering company with established experience and expertise. AIG Consultants, Inc. can address a significant range of commercial problems and advise and asist you in recognizing and solving existing potential problems for accidents and occupational health hazards.

AIG Consultants, Inc. has been operating for more than 15 years and when utilized has responded to individual client's problems to provide efficient consultative services by qualified safety consultants. These safety and health consultative services consist of, but are not limited to, the following:

1) A survey of the safety performance of the risk and its activities.

2) An appraisal of the mechanical hazards, materials handling, unsafe work methods and hazardous processes.

3) Advice and assistance in the detection of occupational health training programs.

4) Assistance to the risk with employee safety and health training programs.

5) Recommendations for appropriate corrective action as result of any survey.

6) Assistance in the development of a safety and health program.

You can contact AIG consultants, Inc. at 1-800-221-0651.

59471 WC                           COUNTERSIGNED BY ___________________________
(ED. 01-94)                                          AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                         ARKANSAS AMENDATORY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                   RM WC 217-79-40

lssued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Arkansas is shown in Item 3.A. of the Information Page.

                     PART TWO-EMPLOYERS LIABILLTY INSURANCE

C.   EXCLUSIONS

     2. is replaced by:

         punitive or exemplary damages because of bodily injury to an employee employed in violation of law; punitive or exemplary damages are defined by Arkansas Bulletin No. 4-82 as those damages which are imposed to punish a wrongdoer and to deter others from similar conduct;

                               PART SIX-CONDITIONS

D.   CANCELATION is replaced by:

     1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancelation is to take effect.

     2. We may cancel this policy. If we cancel because you fail to pay all premium when due, we will mail or deliver to you and to the Arkansas Workers Compensation Commission not less than 10 days advance written notice stating when the cancelation is to take effect. If we cancel for any other reason, we will mail or deliver to you and to the Arkansas Workers Compensation Commission not less than 30 days advance written notice stating when the cancelation is to take effect. Mailing notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient notice.

     3. The policy period will end on the day and hour stated in the cancelation notice.



WC 03 06 01 A                    COUNTERSIGNED BY_______________________________
(ED. 04-92)

                                                       AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                                    ENDORSEMENT

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                        IMPORTANT NOTICE TO POLICYHOLDERS

In the event you need to contact someone about this policy for any reason please contact your agent. If you have additional questions you may contact the insurance company issuing this policy at the following address and telephone number:

                           INS CO OF THE STATE OF PENN
                               70 Pine Street, New York City, N.Y. 10270
                               Telephone 1-212-770-7000

                               CENTURY FINANCIAL SERVICES
                               185 N W SPANISH RIVER BLVD 170
                               POB 811088

If we at INS CO OF THE STATE OF PENN    fail to provide you with reasonable and
adequate service, you should feel
free to contact:

                          Arkansas Insurance Department
                          Consumer Services Division
                          400 University Tower Building 5TH FLOOR
                          Little Rock, Arkansas 72204
                          (501) 686-2945
                          (800) 852-5494


                                         _______________________________________
                                         Authorized Representative

Issue Date: 04/10/97

LWNINPHA


                                 INSURED'S COPY

      CONNECTICUT APPLICATION OF WORKERS COMPENSATION INSURANCE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following 'attaching clause' need be completed only when this endorsement is issued subsequent to preparation of the policy).

 This endorsement, effective                         forms a part of Policy No.
 12:01 AM 01/01/97                                   RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part One (Workers Compensation Insurance) because Connecticut is shown in Item 3.A. of the Information Page.

Section A, "How This Insurance Applies, of Part One, "Workers Compensation Insurance," is amended to read as follows:

This workers compensation insurance applies to injury by accident or injury by disease. Injury includes resulting death.

1) Injury by accident must occur during the policy period.

2) Injury by disease must be caused or aggravated by exposure during the policy period to conditions of your employment.


                                 ______________________________________________
WC 06 03 01                      COUNTERSIGNED BY
(ED. 4-84)
                                                     AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

           CONNECTICUT WORKERS COMPENSATION FUNDS COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part One (Workers Compensation Insurance) because Connecticut is shown in Item 3.A. of the Information Page.

The amount shown on the Information Page for the Connecticut workers compensation fund assessments is required of you under Sections 31-283b (Employers' contribution to fund), 31-283h (Division of worker education), 31-345 (Certificate of solvency; assessments; overpayments) and 31-354 (Assessments and contributions) of the Connecticut General Statutes. As provided in Section 31-284(c) (Employer rights and liabilities), we will pay these assessments to the Connecticut State Treasurer.

The purpose of the assessment is to finance the Rehabilitation Division, the Division of Worker Education, the expenses of administering the law and the Second Injury and Compensation Assurance Fund.

                                  _____________________________________________
C 06 03 03A                       COUNTERSIGNED BY
(ED. 01-91)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

               CONNECTICUT WORKERS COMPENSATION FUNDS ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                   RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part One (Workers Compensation Insurance) because Connecticut is shown in Item 3.A. of the Information Page.

The amount shown on the Information Page for the Connecticut workers compensation fund assessment is required of you under Section 31-345 (Certificate of solvency; assessments; overpayments) of the Connecticut General Statutes. As provided in Section 31-284(c) (Employer rights and liabilities), we will pay these assessments to the Connecticut State Treasurer. The purpose of the assessment is to finance the expenses of administering the law.

THE AMOUNT SHOWN ON THE INFORMATION PAGE FOR THE CONNECTICUT SECOND INJURY FUND SURCHARGE IS REQUIRED OF YOU UNDER CONNECTICUT REGULATIONS TO FINANCE THE CONNECTICUT SECOND INJURY FUND. WE WILL PAY THIS SURCHARGE TO THE CONNECTICUT STATE TREASURER.

                                 ______________________________________________
WC 06 03 03 B                    COUNTERSIGNED BY
(ED. 04-96)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

           CONNECTICUT RETROSPECTIVE PREMIUM SUPPLEMENTAL ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement changes the Retrospective Premium Endorsement identified in the Schedule. The change applies only to the premium charged because Connecticut is shown in Item 3.A. of the Information Page.

1. Connecticut standard premium does not include the non-ratable portion of the premium for classifications shown in our manuals as having a specific disease element. The non-ratable portion is a percentage of the premium otherwise determined for the classification. The classifications with a specific disease element and the corresponding non-ratable retrospective percentage are shown in the Schedule.

2. Incurred losses do not include workers compensation pneumoconiosis disease losses to employees assigned to a classification that includes a specific disease element.

                                    Schedule

Retrospective Premium Endorsement:

2.   CLASSIFICATION                                     NON-RATABLE PERCENTAGE

WC 06 05 01
(ED. 04-84)                         ___________________________________________
                                    COUNTERSIGNED BY

                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                             NOTICE TO POLICYHOLDERS

Our medical services provider, Physicians Health Services, Inc.- (PHS) is currently in the process of obtaining the necessary authorization to act as a Managed Care Organization under the Connecticut Workers Compensation Law. Once PHS obtains authorization, the Connecticut Workers' Compensation Commission must approve PHS' managed care plan as it applies to your employees.

In the meantime, your employees retain all of their current rights under the Connecticut Workers Compensation laws until authorization is obtained for PHS to act as a Managed Care Organization for your employees. This includes the right to choose a physician or other medical provider not affiliated with PHS for all injuries that occur before PHS obtains authorization. Please make certain that your Employees are made aware of this. Once authorization is obtained, employees must select a physician or medical services provider affiliated with PHS for treatment of injuries occurring after the authorization date, in order to collect workers' compensation benefits.

We will notify you as soon as PHS authorization as a Managed Care Organization is obtained. Please continue to use PHS as previously instructed.


                                  _____________________________________________
LWNNPAH                           COUNTERSIGNED BY
(ED. 05-95)
                                                     AUTHORIZED REPRESENTATIVE


                                  INSURED'S COPY

                  DISTRICT OF COLUMBIA CANCELLATION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching claus" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

         This endorsement applies only to the insurance provided by the policy because District of Columbia is shown in Item 3.A. of the Information Page.

         The Cancellation Condition of the policy is replaced by this Condition:

         D. CANCELLATION

            1. You may cancel this policy. You must mail or deliver advance notice to us stating when the cancellation is to take effect.

            2. We may cancel this policy. We will mail or deliver to you and the
               Mayor not less than 30 days advance written notice stating when the cancellation is to take effect. Mailing this notice to you at your mailing address last known to us will be sufficient to prove notice.

            3. The policy period will end on the day and hour stated in the cancellation notice.

                                    ___________________________________________
WC 08 06 01                         COUNTERSIGNED BY
(ED. 4-84)
                                                       AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

            FLORIDA EXPERIENCE RATING MODIFICATION FACTOR ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Florida is shown in Item 3.A. of the Information Page.

A. The premium for the policy will be adjusted by an experience rating modification factor. The factor was not available when the policy was issued. The factor, if any, shown on the Information Page is an estimate. We will issue an endorsement to show the proper factor, if different from the factor shown, when it is calculated.

B. If the factor is an increase over that shown on the Information Page, it will apply as of the policy effective date; or if the anniversary rating date is different from the policy effective date it will apply as of the anniversary rating date. Your premium will be calculated:

     1. Retroactively to the effective date of the policy or to the anniversary rating date if the adjustment is within the first 90 days of the policy period or the anniversary rating date;

     2. On a pro rata basis from the date we endorsed the policy if the adjustment is more than 90 days after the effective date of the policy or the anniversary rating date.

         The adjustment will be retroactive to the effective date of the policy period or to the anniversary rating date when:

         a. The change is experience modification is the result of a revision in your classifications;

         b. The delay in the calculation of the experience modification is due to your failure to make available all your records for examination and audit as provided in Part Five-G (Audit) of the policy.

C. If the factor is a decrease from that shown on the Information Page, it will apply retroactively to the policy effective date or the anniversary rating date if different from the policy effective date.


                                      __________________________________________
WC 09 04 02                           COUNTERSIGNED BY
(ED. 10-88)
                                                       AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

             GEORGIA CANCELATION, NONRENEWAL AND CHANGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the Policy because Georgia is shown in Item 3.A. of the Information Page.

The CANCELATION Condition of the policy is replaced by this Condition:

D.   CANCELATION, NONRENEWAL AND CHANGE

     1. You may cancel this policy. You must mail or deliver advance notice to us stating when the cancelation is to take effect, subject to the following:

         a. If only your interest is affected, the effective date of cancelation will be the later of the date we receive notice from you or the date specified in the notice.

         b. If by statute, regulation or contract this policy may not be canceled unless notice is given to a governmental agency or other third party, we will mail or deliver at least 10 days notice to you and the third party as soon as practicable after receiving your request for cancelation.

              Our notice will state the effective date of cancelation, which will be the later of the following:

              1) 10 days from the date of mailing or delivering our notice, or

              2) The effective date of cancelation stated in your notice to us.

     2. We may cancel or nonrenew this policy. We must mail or deliver notice at least 10 days before the effective date of cancelation if this policy has been in effect less than 60 days or if we cancel for nonpayment of premium. If this policy has been in effect 60 or more days and we cancel for a reason other than nonpayment of premium, or if we nonrenew this policy, we must send to you a notice of cancelation or nonrenewal by certified mail, return receipt requested, to your last address of record at least 75 days prior to the effective date of cancelation or nonrenewal.

     3. If we increase current policy premium by more than 15% (other than any increase due to change in risk, exposure or experience modification or resulting from an audit of auditable coverages), limit or restrict coverage, we must mail by first class mail or deliver a notice of our action (including dollar amount of any increase in renewal premium more than 15%) to you at the last mailing address of record at least 45 days before the expiration date of this policy.

     4. The policy period will end on the day and hour stated in the cancelation notice except as provided for above.


WC 10 06 01 A                    ______________________________________________
(ED. 04-93)                      COUNTERSIGNED BY
                                                       AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                         ILLINOIS AMENDATORY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                       forms a part of Policy No. RM
12:01 AM 01/01/97                                 WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Illinois is shown in Item 3.A. of the Information Page.

Part Six (Conditions), Condition A. Inspection, Condition D. Cancellation and Condition E. Sole Representative of the policy are replaced by these four Conditions.

INSPECTION

     We have the right, but are not obliged, to inspect your workplaces at any time. Our inspections are not safety inspections. They relate only to the insurability of the workplaces and the premiums to be charged. We may give you reports on the conditions we find. We may also recommend changes. While they may help reduce losses, we do not undertake to perform the duty of any person to provide for the health or safety of your employees or the public. We do not warrant that your workplaces are safe or healthful or that they comply with laws, regulations, codes or standards. The National Council on Compensation Insurance has the same rights we have under this provision.

CANCELATION

     You may cancel this policy. You will mail or deliver advance written notice to us, stating when the cancelation is to take effect.

2. We may cancel this policy. We will mail to each named insured and to the broker or the agent of record advance written notice stating when the cancelation is to take effect.

3. If we cancel because you do not pay all premium when due, we will mail the notice of cancelation at least ten days before the cancelation is to take effect. If we cancel for any other reason, we will mail the notice:

     a. at least 30 days before the cancelation is to take effect if the policy has been in force for 60 days or less;

     b. at least 60 days before the cancelation is to take effect if the policy has been in force for more than 60 days.

4. If this policy has been in effect for 60 days or more, we may cancel only for one of the following reasons:

     a.  Nonpayment of premium.

     b.  The policy was issued because of a material misrepresentation.

     c.  You violated any of the material terms and conditions of the policy.

     d. There are unfavorable underwriting factors, specific to you, that were not present when the policy took effect.

     e. The Director has determined that we no longer have adequate reinsurance to meet our needs.

     f. The Director has determined that continuation of coverage could place us in violation of the laws of Illinois.

     5.  Our notice of cancelation will state our reasons for cancelling.

                                   Page 1 of 2

  WC 12 06 01 B
  (ED. 6-89)

                                 INSURED'S COPY

6. The policy period will end on the day and hour stated in the cancelation notice.

NONRENEWAL

     We may elect not to renew the policy. We will mail to each named insured and to the broker or the agent of record not less than 60 days notice stating when the nonrenewal will take effect. If we do not give 60 days but instead give between 31 and 60 days, the policy will automatically be extended for 60 days. If we fail to give 31 days notice, the policy will automatically be extended for one year. Mailing that notice to you at your last known mailing address will be sufficient to prove notice.

2.   Our notice of nonrenewal will state our reasons for not renewing.

3. If we fail to provide the notice of nonrenewal as required, the policy will still terminate on its expiration date if:

     a.  We show you a willingness to renew the policy, or;

     b. You notify us or the agent or broker who procured this policy that you do not want the policy renewed, or;

     c.  You fail to pay all premiums when due; or

     d.  You obtain other insurance as a replacement of the policy.

SOLE REPRESENTATIVE

     The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium or to give us notice of cancelation.

     Part Five (Premium), Section G. Audit is replaced by this Section.

AUDIT

     You will let us examine and audit all your records that relate to this policy. These records include ledgers, journals, registers, vouchers, contracts, tax reports, payroll and disbursement records, and programs for storing and retrieving data. We may conduct the audits during regular business hours during the policy period and within three years after the policy ends. Information developed by audit will be used to determine final premium. The National Council on Compensation Insurance has the same rights we have under this provision.

                                   ____________________________________________
WC 12 06 01 B                      COUNTERSIGNED BY
(ED. 6-89)
                                                       AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                             NOTICE TO POLICYHOLDERS

We are here to serve you...

As our policyholder, your satisfaction is very important to us. If you have a question about your policy, if you need assistance with a problem, or if you have a claim, you should first contact your insurance agent or us at (212) 770-7195 by calling collect between the hours of 8:30 a.m. - 5:00 p.m. Eastern Time. Should you have a valid claim, we fully expect to provide a fair settlement in a timely fashion.

Should you feel you are not being treated fairly with respect to a claim, you may contact the Indiana Department of Insurance with your complaint.

To contact the Department, write or call:

                           Consumer Services Division
                           Indiana Department of Insurance
                           311 West Washington Street, Suite 300
                           Indianapolis, IN 46204-2787
                           317-232-2395 or 1-800-622-4461


6295SWC
(Ed. 06-95)                       INSURED'S COPY

                             NOTICE TO POLICYHOLDERS

We are here to serve you...

As our policyholder, your satisfaction is very important to us. Should you have a valid claim, we fully expect to provide a fair settlement in a timely fashion..

If you are not satisfied...

Should you feel you are not being treated fairly, we want you to know you may contact the Indiana Department of Insurance with your complaint and seek assistance from the governmental agency that regulates insurance.

To contact the Department, write or call:

                        Public Information/Market Conduct
                         Indiana Department of Insurance
                      311 West Washington Street, Suite 300
                           Indianapolis, IN 46204-2787

                        Consumer Hotline: 1-800-622-4461
                    In the Indianapolis Area: 1-317-232-2395


LWNINPOL
                                 INSURED'S COPY

                                    KENTUCKY
                             ADDENDUM TO APPLICATION

                              POLICYHOLDER'S NOTICE

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE  INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.


                                 ______________________________________________
60713WC                          COUNTERSIGNED BY
(ED. 07-94)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                               NOTICE TO INSUREDS
                           TAX AND ASSESSMENT-KENTUCKY

his endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective              forms a part of Policy No.
12:01 AM 01/01/97                        RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The Kentucky Insurance Department does not consider taxes and assessments a part of Workers' Compensation Insurance Rates. Therefore, the monies charged the insured for taxes and assessments under the Kentucky Workers' Compensation Law, pursuant to KRS 342.122 and 342.445 as now or hereafter amended, are not included as premium under the policy.

As a result, the company acts as a tax collector with respect to taxes and assessments and is required under the Workers' Compensation Law to collect and remit the taxes and assessments to the Kentucky Commissioner of Revenue.

Effective 01/01/96, a tax and assessment rate of 9.00 % is applicable to new and renewal policies.

The tax and assessment due is $ SEE KENTUCKY SCHEDULE OF OPERATIONS.

                                 _______________________________________________
WC 00 02 92                      COUNTERSIGNED BY
(ED. 10-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                     LOUISIANA PUNITIVE DAMAGES ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different late is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                   RM WC 217-79-40

Issued to OUTSOURCE  INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Louisiana is shown in Item 3.A. of the Information Page.

Part Two--Employers Liability Insurance of the policy is changed by removing the following:

C.   EXCLUSIONS

     2. punitive or exemplary damages because of bodily injury to an employee employed in violation of law.


                                 ______________________________________________
WC 17 03 02                      COUNTERSIGNED BY
(ED. 9-90)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                        LOUISIANA AMENDATORY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy UNLESS a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the Policy because Louisiana is shown in Item 3.A. of the Information Page

The CANCELATION Condition of the policy is replaced by this Condition:

D.   CANCELATION

     1. Written notice of such cancelation must be actually delivered or mailed to the insured or to his representative in charge of the subject of the insurance not less than twenty days prior to the effective date of the cancelation except where termination of coverage is for nonpayment of premium.

     2. Upon the written request of the named insured, the insurer shall provide to the insured in writing the reasons for cancelation of the policy. There shall be no liability on the part of and no cause of action of any nature shall arise against any insurer or its agents, employees, or representatives for any action taken by them to provide the reasons for cancelation as required by the Subparagraph.

     3. Where written notice of cancelation or nonrenewal is required and the insurer elects to mail the notice, the running of the time period between the date of mailing and the effective date of termination of coverage shall commence upon the date of mailing.

     4. Any policy may be canceled by the company at any time during the policy for failure to pay any premium when due whether such premium is payable directly to the company or its agent or indirectly under a premium finance plan or extension of credit, by mailing or delivering to the insured written notice stating when, not less than ten days thereafter, such cancelation shall be effective.

     5. The mailing of any such notice shall be effected by depositing it in a sealed envelope, directed to the addressee at his last address as known to the insurer or as shown by the insurer's records, with proper prepaid postage affixed, in a letter depository of the United States Post Office. The insurer shall retain in its records any such item so mailed, together with its envelope, which was returned by the Post Office upon failure to find or deliver the mailing to the addressee.

     6. The affidavit of the individual making or supervising such a mailing shall constitute prima facie evidence of such facts of the mailing as are therein affirmed.

     7. The portion of any premium paid to the insurer on account of the policy, including unearned commission, unearned because of the cancelation and in amount as computed on the pro rata basis, must be actually paid to the insured or other person entitled thereto as shown by the policy or by any endorsement thereon, or be mailed to the insured or such person as soon as practicable following such cancelation. Any such payment may be made by cash, or by check, bank draft, or money order.


                                 ______________________________________________
WC 17 06 01                      COUNTERSIGNED BY
(ED.  I 1 -92)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                   LOUISIANA COST CONTAINMENT ACT ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a Different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Louisiana is shown in Item 3.A. of the Information Page.

You may be eligible for a two (2) percent reduction in your premium if you attend a cost containment meeting conducted by the Occupational, Safety and Health Administration (OSHA) Section of the Office of Workers Compensation Administration. In order for you to receive the reduction, you must submit to us a certificate of attendance from the OSHA Section. The reduction will APPLY for a period of one year and will be applied to the policy becoming effective after the date you attended the cost containment meeting.

You may also be eligible for an additional five (5) percent reduction in your premium if you have attended a cost containment meeting and have subsequently satisfactorily implemented an occupational safety and health program prescribed by the OSHA Section. In order for you to receive the reduction, you must submit to us a Certificate of Satisfactory Implementation of Occupational, Safety and Health Ptogram from the OSHA Section. The reduction will apply for a period of one year and will be applied to the policy becoming effective after the date of your certification.


WC 17 06 02 A                    _______________________________________________
(ED. 02-96)                      COUNTERSIGNED BY

                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                  MASSACHUSETTS LIMITS OF LIABILITY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                   RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part Two (Employers Liability Insurance) because Massachusetts is listed in Item 3.A. of the Information page.

Our liability to you under Section 25 of Chapter 152 of the General Laws of Massachusetts is not subject to the limit of liability that applies to Part Two (Employers Liability Insurance).


                                 _______________________________________________
WC 20 03 01                      COUNTERSIGNED BY
(ED. 4-84)
                                                       AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                        MASSACHUSETTS-ASSESSMENT CHARGE

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                   RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Massachusetts General Laws, Chapter 152, Section 65, as amended by Chapter 572 of the Acts of 1985, establishes a workers compensation special fund and a workers compensation trust fund.

On behalf of the Department of Industrial Accidents (DIA), the insurance company providing workers compensation coverage is required to bill and collect an assessment charge covering the special and trust funds from insured employers and remit the amounts collected to the State Treasury.

The assessment charge which is determined by applying a rate (subject to annual change) to the standard premium developed under your policy, is shown as a separate item on the Information page of the policy. The rate may be different for private employers and for the Commonwealth and its political subdivisions.

The income derived from the assessment charge will be used to fund the operating expenses of the DIA and to fund certain employee benefits as described in Chapter 152.


                                 ______________________________________________
WC 20 03 02                      COUNTERSIGNED BY
(ED. 5-86)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                MASSACHUSETTS NOTICE TO POLICYHOLDER ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                   RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Massachusetts is shown in Item 3.A. of the Information Page.

1.   Rates and Premium

     The policy contains rates and classifications that apply to your type of business. If you have any questions regarding the rates or classifications, please contact your agent or us.

     You may obtain pertinent rating information by submitting a written request to us at our address shown on this endorsement. We may require you to pay a reasonable charge for furnishing the information.

     You may also submit request for a review of the method by which your classification, rates or premiums were determined. If you are not satisfied with the results of the review, you may appeal to the Commissioner of Insurance at the address shown in this endorsement.

2.   Reserves or Settlements

     You may request a loss run which contains reserve and settlement information for claims that relate to the premium for this policy. Such a request must be in writing and should be sent to our address shown on this endorsement. We will provide you with information within thirty (30) days of receipt of your request, and at reasonable intervals thereafter.

     If you have any questions or believe that we set unreasonable reserves or made unreasonable settlements that affected your premiums or losses, you may make a written request through your agent or directly to us for a meeting with our company representative. If you are not satisfied with the results of the meeting, you may make a written appeal to the Insurance Commissioner at the address shown on the endorsement.

                                    Addresses

Commissioner of Insurance                               Company Address
Division of Insurance
Department of Banking and Insurance
470 Atlantic Avenue
Boston, MA 02210-2223


                                   ____________________________________________
WC 20 03 03 A                      COUNTERSIGNED BY
(ED. 8-95)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                      MASSACHUSETTS CANCELATION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Massachusetts is shown in Item 3.A. of the Information Page.

The CANCELATION Condition of the policy is replaced by the following:

CANCELATION

1. You may cancel this policy by mailing or delivering to us advance written notice requesting cancelation. Such cancelation shall not be effective until ten days after written notice is given by us to The Workers' Compensation Rating and Inspection Bureau of Massachusetts (Bureau), or until notice has been received by the Bureau that you have secured insurance from another insurance company, whichever occurs first.

2. We may cancel this policy only if based on one or more of the following reasons: (I) nonpayment of premium; (II) fraud or material misrepresentation affecting your policy; or (III) a substantial increase in the hazard insured against. Such cancelation shall not be effective until ten days after written notice is given by us to you and The Workers' Compensation Rating and Inspection Bureau of Massachusetts (Bureau), or until notice has been received by the Bureau that you have secured insurance from another insurance company, whichever occurs first.

3. Any of these provisions that conflict with the law that controls the cancelation of this insurance policy is changed by this statement to comply with the law.


                                  _____________________________________________
WC 20 06 01                       COUNTERSIGNED BY
(ED. 6-92)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                   MICHIGAN NOTICE TO POLICYHOLDER ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Michigan is shown in Item 3.A. of the Information Page.

1.   RATES AND PREMIUM

     The policy contains rates and classifications that apply to your type of business. If you have any questions regarding the rates or classifications, please contact us or your agent.

     You may obtain pertinent rating information by submitting a written request to us at our address shown on this endorsement. We may require you to pay a reasonable charge for furnishing the information.

     You may also submit a written request for a review of the method by which your rates and premiums were determined. If you are not satisfied with the results of the review, you may appeal to the Commissioner of Insurance at the address shown in this endorsement.

2.   PAYROLL AUDITS

     You may request a payroll audit once each calendar year. Your request must be in writing sent to our address shown in this endorsement. You must state that you believe your payroll expenditures have changed by 20% or more, and you must state the reasons for that belief. We will complete the audit within 120 days of receipt of your request if you provide us with all information we need to perform the audit.

3.   RESERVES OR REDEMPTION

     You may request reserve and redemption information that relates to the premium for this policy. Your request must be in writing sent to our address shown in this endorsement. We will provide you with that information within thirty (30) days of receipt of your request.

     If you believe that the policy premiums are excessive because we set unreasonable reserves or because of the unreasonable redemption of a claim, you may request a meeting with our management representative. Your request must be in writing sent to our address shown in this endorsement. If you are not satisfied with the results of the meeting, you may appeal to the Insurance Commissioner at the address shown in this endorsement.

                                    Addresses

     Commissioner of Insurance                           Company Address
     Michigan Insurance Bureau
     Department of Licensing
     & Regulation
     P.O. Box 30220
     Lansing, MI 48909


                                  _____________________________________________
WC 21 03 03                       COUNTERSIGNED BY
(ED. 4-84)
                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                            MICHIGAN LAW ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

      (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                   RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Michigan is shown in Item 3.A. of the Information Page.

Michigan law requires that we attach this paragraph to your policy in the language specified by the statute. To help you understand the paragraph, the following defenitions are added:

1.   We are "the insurer issuing this policy".

2.   You are "the insured employer".

3. "Michigan workmen's compensation act" means the Workers' Disability Compensation Act of 1969.

4.   "Workmen's compensation" means workers' compensation.

5. "The bureau of workmen's compensation" means the Bureau of Workers' Disability Compensation.

Notwithstanding any language elsewhere contained in this contract or policy of insurance, the accident fund or the insurer issuing this policy hereby con-tracts and agrees with the insured employer:

COMPENSATION:

(a) That it will pay to the persons that may become entitled thereto all workmen's compensation for which the insured employer may become liable under the provisions of the Michigan workmen's compensation act for all compensable injuries or compensable occupational diseases happening to his employees during the life of this contract or policy;

MEDICAL SERVICES:

(b) That it will furnish or cause to be furnished to all employees of the employer all reasonable medical, surgical, and hospital services and medicines when they are needed which the employer may be obligated to furnish or cause to be furnished to his employees under the provisions of the Michigan workmen's compensation act and that it will pay to the persons entitled thereto for all such services and medicines when they are needed for all compensable injuries or compensable occupational disease happening to his employees during the life of this contract or policy;

REHABILITATION SERVICES:

(c) That it will furnish or cause to be furnished such rehabilitation services for which the insured employer may become liable to furnish or cause to be furnished under the provisions of the Michigan workmen's compensation act for all compensable injuries or compensable occupational disease happening to his employees during the life of this contract or policy;


WC21 06 01
(Ed. 4-84)                         Page 1 of 2

                                 INSURED'S COPY

FUNERAL EXPENSES:

(d) That it will pay or cause to be paid the reasonable expense of the last sickness and burial of all employees whose death are caused by compensable injuries or compensable occupational diseases happening during the life of this contract or policy and arising out of and in the course of their employment with the employer, which the employer may be obligated to pay under the provisions of the Michigan workmen's compensation act;

SCOPE OF CONTRACT:

(e) That this insurance contract or policy shall for all purposes be held and deemed to cover all the businesses the said employer is engaged in at the time of the issuance of this contract or policy and all other businesses, if any, the employer may engage in during the life thereof, and all employees the employer may employ in any if his businesses during the period covered by this policy;

OBLIGATIONS ASSUMED:

(f) That this hereby assumes all obligations imposed upon the employer by his acceptance of the Michigan workmen's compensation act, as far as the payment of ompensation, death benefits, medical, surgical, hospital care or medicine and rehabilitation services is concerned;

TERMINATION NOTICE:

(g) That it will file with the bureau of workmen's compensation at Lansing, Michigan, at least 20 days before taking effect of any termination or cancellation of this contract or policy, a notice giving the date at which it is proposed to terminate or cancel this contract or policy; and that any termination of this policy shall not be effective as far as the employees of the insured employer are concerned until 20 days after notice of porposed termination or cancellation is received by the bureau of workmen's compensation;

CONFLICTING PROVISIONS:

(h) That all the provisions of this contract, if any which are not in harmony with this paragraph are to be construed as modified hereby and all conditions and limitations in the policy, if any, conflicting herewith are hereby made null and void.


                                      _________________________________________
WC 21 06 01                           COUNTERSIGNED BY
(ED. 4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                   Page 2 of 2

                                 INSURED'S COPY

                MINNESOTA CANCELATION AND NONRENEWAL ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                   RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided because Minnesota is shown in Item 3.A. of the Information Page.

CANCELATION OF A NEW POLICY
If this policy is a new policy and has been in effect for fewer than 90 days, we may cancel for any reason by giving you notice at least 30 days before the effective date of cancelation.

CANCELATION OF OTHER POLICIES
If this policy has been in effect for 90 days or more, or if it is a renewal of a policy we issued, we may cancel FOR ONE OR MORE of the following reasons:

1.   Nonpayment of premium;

2. Misrepresentation or fraud made by you or with your knowledge in obtaining the policy or in pursuing a claim under the policy;

3. An act or omission by you that substantially increases or changes the risk insured;

     Refusal by you to eliminate known conditions that increase the potential for loss after notification by us that the condition must be removed;

5. Substantial change in the risk assumed, except to the extent that we should reasonably have foreseen the change or contemplated the risk in writing this policy;

6. Loss of reinsurance by us which provided coverage to us for a significant amount of the underlying risk insured. Any notice of cancelation pursuant to this item shall advise you that you have 10 days from the date of receipt of the notice to appeal the cancelation to the commissioner of commerce and that the commissioner will render a decision as to whether the cancelation is justified because of the loss of reinsurance within 5 business days after receipt of the appeal;

7. A determination by the commissioner that the continuation of the policy could place us in violation of the Minnesota insurance laws; or

8. Nonpayment of dues to an association or organization, other than an insurance association or organization, where payment of dues is a prerequisite to your obtaining or continuing this policy. This item shall not apply to persons who are retired at 62 years of age or older or who are disabled according to Social Security standards.

If we cancel your policy for any of the reasons listed in (1) through (8), we will give notice at least:

1. 30 days before the effective date of cancelation, if we cancel for nonpayment of premium; or

2.   60 days before the effective date, if we cancel for a reason described in
     (2) through (8) above.

WC 22 06 01 A
(ED. 10-92)
                                     1 OF 2

                                 INSURED'S COPY

NOTICE OF CANCELATION
Any notice of cancelation under this endorsement shall be in writing and shall be sent by first class mail or delivered to you and any agent, to the last mailing addresses known to us. A cancelation notice for nonpayment of premium shall state the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancelation shall not be effective if payment of the amount due is made prior to the effective date of cancelation in the notice. A cancelation notice for some other reason shall state the specific reason for cancelation and shall state the effective date of cancelation. The policy will end on that date.

REFUNDS DUE YOU
If this policy is canceled, we will send you any premium refund due. If we cancel, the refund will be pro rata. If you cancel, the refund may be less than pro rata. The cancelation will be effective even if we have not made or offered a refund.

NONRENEWAL OF YOUR POLICY
Any notice of nonrenewal shall be in writing and shall be sent by first class mail, or delivered to you and any agent, to the last mailing addresses known to us, at least 60 days before the expiration date.

We need not mail or deliver this nonrenewal notice if you have:

1.   Insured elsewhere;

2.   Accepted replacement coverage; or

3.   Requested or agreed not to renew this policy.


                                ________________________________________________
WC 22 06 01 A                   COUNTERSIGNED BY
(ED. 10-92)
                                                      AUTHORIZED REPRESENTATIVE

                                     2 of 2

                                 INSURED'S COPY

                   NOTICE CONCERNING POLICYHOLDER RIGHTS IN AN
                    INSOLVENCY UNDER THE MINNESOTA INSURANCE
                            GUARANTY ASSOCIATION LAW

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                         forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

If the Insurer who issued your property and casualty or liability insurance policy (includes homeowners and automobile insurance) becomes impaired or insolvent you are entitled to compensation for your policy from the assets of the insurer. The amount you recover will depend on the financial condition of the insurer.

In addition, residents of Minnesota who purchase property and casualty or liability insurance from insurance companies authorized to do business in Minnesota are protected, SUBJECT TO LIMITS AND EXCLUSIONS, in the event the insurer becomes financially impaired or insolvent. This protection is provided by the Minnesota Insurance Guaranty Association.

                    Minnesota Insurance Guaranty Association
                        4640 West 77th Street, Suite 342
                             Edina, Minnesota 55435
                                 (612) 831-1908

The MAXIMUM AMOUNT the guaranty association will pay in regard to a claim under all policies issued by the same insurer IS LIMITED TO $300,000. This limit does not apply to worker's compensation insurance. Coverage by the guaranty association is subject to other substantial limitations and exclusions and requires continued residency in Minnesota. If your claim exceeds the Guaranty Associations' limits you may still recover a part or all of that amount from the proceeds from the liquidation of the insolvent insurer, if any exist. Funds to pay claims may not be immediately available. The Guaranty Association assesses insurers licensed to sell property and casualty insurance in Minnesota after the insolvency occurs. Claims are paid from the assessment.

THE COVERAGE PROVIDED BY THE GUARANTY ASSOCIATION IS NOT A SUBSTITUTE FOR USING CARE IN SELECTING INSURANCE COMPANIES THAT ARE WELL MANAGED AND FINANCIALLY STABLE. IN SELECTING AN INSURANCE COMPANY OR POLICY, YOU SHOULD NOT RELY ON COVERAGE BY THE GUARANTY ASSOCIATION.

THIS NOTICE IS REQUIRED BY MINNESOTA STATE LAW TO ADVISE POLICYHOLDERS OF PROPERTY AND CASUALTY INSURANCE POLICIES OF THEIR RIGHTS IN THE EVENT THEIR INSURANCE CARRIER BECOMES FINANCIALLY INSOLVENT. THIS NOTICE IN NO WAY IMPLIES THAT THE COMPANY CURRENTLY HAS ANY TYPE OF FINANCIAL PROBLEMS. ALL PROPERTY AND CASUALTY INSURANCE POLICIES ARE REQUIRED TO PROVIDE THIS NOTICE.

I have read the foregoing notice and received a copy for my records this _________________ day of __________________________ '19___


                                  _____________________________________________
                                  POLICY HOLDER

LWNMNIGA
(ED. 11-91)

                                 INSURED'S COPY

                    MISSOURI LIMIT OF LIABILITY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part Two (Employers Liability Insurance) because Missouri is shown in Item 3.A. of the Information Page.

We may not limit our liability to pay damages because of bodily injury by accident to your employees if the bodily injury arises out of and in the course of employment subject to, and is compensable under, the workers compensation law of Missouri, and the damages are claimed directly against you by the injured employee or, in the event of the death of the employee, by the persons entitled to sue therefor.


                                _______________________________________________
WC 24 03 01                     COUNTERSIGNED BY
(ED. 4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                    MISSOURI SAFETY CERTIFICATION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Missouri is shown in Item 3.A. of the Information Page.

You may be eligible for a Missouri Safety Certification Premium Credit. You are eligible for this credit one time only. To be eligible you must provide us with verification of the safety certification and required number of reductions in injuries and illnesses and lost workdays.

You may qualify for:

1. A five percent (5%) credit if in the first year the safety program has been in place you have reduced the number of injuries and illnesses and lost workdays, as calculated according to the Federal OSHA formula for incident rate, by at least fifty percent (50%).

                                       OR

2. A ten percent (10%) credit if in the first year the safety program has been in place you have experience no injuries and illnesses and lost workdays according to the Federal OSHA formula for incident rate.

We will attach the Missouri Safety Certification Premium Adjustment Endorsement to the policy that is eligible for the premium credit. The Missouri Safety Certification Premium Adjustment Endorsement will indicate the amount of the credit for which you have provided verification as outlined above.


                                 ______________________________________________
WC 24 04 03                      COUNTERSIGNED BY
(ED. 06-93)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

             MISSOURI RETROSPECTIVE PREMIUM SUPPLEMENTAL ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement changes the Retrospective Premium Endorsement attached to the policy. The change applies only to the premium charged because Missouri is shown in Item 3.A. of the Information Page.

1. If the retrospective premium is determined by Rating Option I, II, III, or IV, incurred losses do not include interest on judgments or employers liability loss adjustment expenses.

2. If the retrospective premium is determined by Rating Option V, incurred losses do not include interest on judgments.


                                 ______________________________________________
WC 24 05 01                      COUNTERSIGNED BY
(ED. 04-84)
                                                     AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                 MISSOURI CANCELATION AND NONRENEWAL ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Missouri is shown in Item 3.A. of the Information Page.

The Cancelation Condition of the policy is replaced by these two Conditions:

CANCELATION

1. You may cancel this policy. You will mail or deliver advance written notice to us, stating when the cancelation is to take effect.

2. We may cancel this policy. We will mail or deliver to you, by certified mail, not less than 30 days advance written notice stating when the cancelation is to take effect. Mailing this notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

3. The policy period will end on the day and hour stated in the cancelation notice.

NONRENEWAL

1. We may elect not to renew the policy. We will mail to you not less than 30 days advance written notice stating when the nonrenewal will take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

2. If we fail to provide the notice of nonrenewal as required, the policy will still terminate on its expiration date if:

     a. we show you our willingness to renew the policy but you notify us or the agent or broker who procured this policy that you do not want the policy renewed; or

     b.  you fail to pay all premiums when due; or

     c.  you obtain other insurance as a replacement of the policy.


                                  _____________________________________________
WC 24 06 01 A                     COUNTERSIGNED BY
(ED. 4-91)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

         MISSOURI PROPERTY AND CASUALTY GUARANTY ASSOCIATION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Missouri is shown in Item 3.A. of the Information Page.

Missouri Property and Casualty Insurance Guaranty Association Coverage Limits:

1. Subject to the provisions of the Missouri Property and Casualty Insurance Guaranty Association Act (Act), if we are a member of the Missouri Property and Casualty Insurance Guaranty Association (Association), the Association will pay claims covered under the Act if we become insolvent.

2. The Act contains various exclusions, conditions and limitations that govern a claimant's eligibility to collect payment from the Association and affect the amount of any payment. The following limitations apply subject to all other provisions of the Act:

     a. Claims covered by the Association do not include a claim by or against an insured of an insolvent insurer if the insured has a net worth of more than $25 million on the date the insurer becomes insolvent.

         If the insured prepares an annual report to shareholders, or an annual report to management reflecting net worth, then such report for the fiscal year immediately preceding the date of insolvency of the insurer will be used to determine net worth.

     b. The Association will pay the full amount of any covered claim arising out of a workers compensation policy, but payments made by the Association for covered claims will include only that amount of each claim which is:

         (1) In excess of $100; and
         (2) Less than $300,000.

         However, the association will not:

         (1) Pay an amount in excess of the applicable limit of insurance of the policy from which a claim arises; or
         (2) Return to an insured any unearned premium in excess of $10,000.

         These limitations have no effect on the coverage we will provide under this policy.


                                 ______________________________________________
WC 24 06 02 A                    COUNTERSIGNED BY
(ED. 04-96)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                           NOTICE TO THE POLICYHOLDER

This notice is to inform you of the loss control programs available to you for servicing your Missouri locations.

We have Field Safety Representatives with the experience and expertise to provide Comprehensive Safety Engineering and Management Services.

Our services may include loss prevention surveys, risk exposure analysis, staff training, counseling, accident and loss analysis, worker health and safety evaluations, risk improvement recommendations, educational material and literature related to your specific profession or industry.

If you have any questions or wish to discuss further the Loss Control Services available, contact:

                              AIG Consultants, Inc.
                          500 W. Madison St., 9th Floor
                                Chicago, IL 60661
                        Regional Manager - 1(312)930-6978

or call the Parsippany Loss Control Unit of AIG Consultants at 1(800)972-4420, 9 AM to 5 PM Eastern Standard Time.



WC63612
(ED. 10-95)

                                 INSURED'S COPY

                   NORTH CAROLINA AMENDED COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because North Carolina is shown in Item 3.A. of the Information Page.

The CANCELATION Condition of the policy is replaced by this Condition:

D.   CANCELATION

1.   You may cancel this policy.

     If you cancel this policy, you must mail or deliver not less than 10 days advance written notice to us stating when the cancelation is to take effect.

2.   We may cancel this policy.

     a) If we cancel this policy for nonpayment of premium, we must mail or deliver not less than 10 days advance written notice to you stating when the cancelation is to take effect.

     b) If we cancel this policy for any reason other than nonpayment of premium, we must mail by registered or certified mail not less than 30 days advance written notice to you stating when the cancelation is to take effect.

     c) Mailing required notice of cancelation to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

3. The policy period will end on the day and hour stated in the cancelation notice.


                                 _____________________________________________
WC 32 03 01 A                    COUNTERSIGNED BY
(ED. 10-93)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                        NEBRASKA CANCELATION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

1. You may cancel this policy within the policy period by giving notice in writing to the Nebraska Workers' Compensation Court and to us, fixing the date on which the cancelation is to be effective.

2.   The notice, from you, is to be served personally or sent by certified mail.

3. The cancelation shall not be effective until 10 days after the mailing of the notice.

4. We may cancel this policy within the policy period by giving notice in writing to you and to the Nebraska Workers' Compensation Court, fixing the date on which the cancelation is to be effective.

5.   The notice, from us, is to be served personally or sent by certified mail.

6. The cancelation shall not be effective until 10 days after the mailing of the notice unless you have secured insurance with another insurer. In this event the cancelation will be effective as of the effective date of the other insurance.

7. We are required by Nebraska Law to give notice of your intent to cancel a policy to the Nebraska Workers' Compensation Court.


                                 ______________________________________________
WC 26 06 01 A                    COUNTERSIGNED BY
(ED. 7-92)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                  NEW HAMPSHIRE SOLE REPRESENTATIVE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because New Hampshire is shown in Item 3.A. of the Information Page.

Condition E, "Sole Representative", of the policy is replaced by the following:

"The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium or to give us notice of cancellation. If we cancel this policy, we will give each named insured notice of cancellation".


                                 ______________________________________________
WC 28 06 01                      COUNTERSIGNED BY
(ED. 4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                      NEW HAMPSHIRE AMENDATORY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the New Hampshire coverage provided by the policy as New Hampshire is shown in Item 3.A. of the Information Page.

For New Hampshire coverage, the cancelation condition of the policy is amended and replaced by:

1. You may cancel this policy. You must mail or deliver advance written notice to us.

2. We may cancel this policy. We will file a written termination notice with the commissioner of the Department of Labor and will send a copy to you.

3. In case of non payment of premium, the cancelation will take effect 30 days after the termination notice is filed.

4. In case of cancelation for reasons other than non payment of premium, cancelation will take effect 45 days after the notice of termination is filed.

5. If you have obtained coverage from another insurance carrier or have qualified as a self-insurer, cancelation is effective on the date you obtained the coverage or qualified as a self-insurer.


                                 ______________________________________________
WC 28 06 04                      COUNTERSIGNED BY
(ED.4-92)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

               NEW JERSEY PART TWO LIMIT OF LIABILITY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part Two (Employers Liability Insurance) because New Jersey is shown in Item 3.A. of the Information Page.

We may not limit our liability to pay damages for which we become legally liable to pay because of bodily injury to your employees if the bodily injury arises out of and in the course of employment that is subject to, and is compensable under, the workers compensation law of New Jersey.


                                 ______________________________________________
WC 29 03 01                      COUNTERSIGNED BY
(ED. 4-84)
                                                     AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                                   ENDORSEMENT

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

BY: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                          NEW JERSEY SECOND INJURY FUND

The New Jersey Workers Compensation Law established the Second Injury Fund to provide benefits to workers who become permanently and totally disabled as a result of work-related injury or occupational disease when the worker had been previously partially disabled. The Law also requires that the Fund provide annual adjustments to certain persons permanently and totally disabled and to certain dependents of deceased workers.

Through 1988, the Second Injury Fund was financed by an annual assessment upon insurance carriers. Such assessment was included in your standard premium via the manual premium rate(s) shown in your policy Information Page.

Effective January 1, 1989 an amendment to the Law requires that the present financing be replaced by a direct surcharge shown as a separate "Second Injury Fund Surcharge" line on the policy Information Page. It will no longer be included in the manual premium rate. This new system will discourage other states from imposing retaliatory taxes on New Jersey based insurance companies and ultimately aid cost containment efforts.


Issue Date: 04/10/97

                                 ______________________________________________
LWNNJSIF                         COUNTERSIGNED BY

                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                                   ENDORSEMENT

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

BY: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The New Jersey Workers Compensation Law requires every employer to provide workers compensation coverage through purchase of a workers compensation and employers liability insurance policy. Failure to provide such coverage results in a fine and/or criminal action by the Department of Labor as well as continued liability for benefit payments to an injured worker.

The Uninsured Employers Fund was established by Law to provide benefits to an injured worker when the employer has failed to comply with the insurance provision of the Law and is unable to provide the required benefits. Through 1988, total financing of the Fund was derived from fines imposed upon uninsured employers.

Effective January 1, 1989 an amendment to the Law, requires that the present financing be supplemented by a direct surcharge shown as a separate "Uninsured employers Fund Surcharge" line on your policy Information Page. This method will assure the delivery of benefits to injured workers and the surcharge will cease whenever the year end balance of the Fund exceeds $500,000.


                                 _______________________________________________
                                 AUTHORIZED REPRESENTATIVE

Issue Date: 04/10/97

                                 INSURED'S COPY

                 NEW MEXICO SAFETY DEVICE EXCLUSION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).


This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Section 52-1-10 of the New Mexico workers compensation law may make you liable for the payment of additional benefits in the case of bodily injury to employees resulting from your failure to supply safety devices. The policy does not cover these additional benefits.


                                 ______________________________________________
WC 30 03 02                      COUNTERSIGNED BY
(ED. 4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                NEW MEXICO CANCELATION AND NONRENEWAL ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).


This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies to the insurance provided by the policy because New Mexico is shown in Item 3.A. of the Information Page.

The Cancelation Condition of this policy is replaced by the following:

CANCELATION

You may cancel this policy by returning it to us or by giving us a written notice and stating at what future time coverage is to cease.

We may cancel this policy, or one or more of its parts, by giving you a written notice. If the premium has not been paid when due, we may cancel at any time by giving the required notice at least 10 days before the cancelation is effective.

If the policy has been in effect less than 60 days and is not a renewal policy, we may cancel by giving the required notice at least 10 days before the cancelation is effective.

If the policy has been in effect for 60 days or more or is a renewal, we may cancel only for one or more of the following reasons:

a. The policy was obtained through material misrepresentation, fradulent statements, omissions or concealment of fact material to the acceptance of the risk or to the hazard assumed by us;

b. Willful and negligent acts or omissions by the insured have substantially increased the hazards insured against;

c.   You presented a claim based on fraud or material misrepresentation; or

d. There has been a substantial change in the risk assumed by us since the policy was issued.

We will give the required Notice of Cancelation stating the reason(s) for cancelation at least 30 days before the cancelation is effective. The notice will state the time that the cancelation is to take effect. The notice will be sent to your mailing address last known to us.

Your return premium, if any, will be calculated as follows:

a.   If we cancel, we will return all unearned premiums.

b.   If you cancel, the refund will be calculated according to our rules.

Your return premium will be refunded to you with the cancelation notice or within a reasonable time. Payment or tender of the unearned premium is not a condition of cancelation.

NONRENEWAL

If we decide not to renew this policy, we must give you written notice of our intention not less than 30 days prior to the expiration of the policy.

This nonrenewal section does not apply to any policy of insurance issued to an insured who has its principal place of business outside this state.


                                   _____________________________________________
  WC 30 06 01                      COUNTERSIGNED BY
  (ED. 1-90)
                                                      AUTHORIZED REPRESENTATIVE


                                 INSURED'S COPY

                     NEW YORK LIMIT OF LIABILITY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part Two (Employers Liability Insurance) because New York is shown in item 3.A. of the Information Page.

We may not limit our liability to pay damages for which we become legally liable to PAY because of bodily injury to your employees if the bodily injury arises out of and in the course of employment that is subject to and is compensable under the Workers Compensation Law of New York.


                                  _____________________________________________
WC 31 03 08                       COUNTERSIGNED BY
(ED. 4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                             NOTICE TO POLICYHOLDERS
                                    NEW YORK
                             CHANGES TO ASSESSMENTS

Legislation enacted in December 1993 and applicable to policies effective April 1st, 1994 specifically prohibited assessments based on losses. The New York Compensation Rating Board was instructed to prepare a single "New York State Assessment" to be charged based on your standard workers compensation premium, which is your premium after application of experience modification. For your information, the components of this assessment are described below. These assessment percentages are effective on new and renewal policies effective October 1, 1994 and later.

WORKERS COMPENSATION BOARD (WCB) ASSESSMENT
The WCB is the administrator of the workers compensation law in New York. Its administrative law judges hear cases and establish benefit eligibility and awards.
The assessment for this service is 2.56%

REOPENED CASE FUND
The Reopened Case Fund pays for benefits determined by the Workers Compensation Board after a lapse of seven years from the date of injury, or in those cases where an earlier determination is set aside.
The assessment for this service is 4.76%

SPECIAL DISABILITY FUND
The Special Disability Fund provides for the reimbursement of the insurance company for compensation and medical benefits paid as the result of a subsequent (second) injury.
The assessment for this service is 6.06%

INTERDEPARTMENTAL EXPENSES
This assessment pays for the programs administered by the New York Department of Health, Occupational Health Clinics Network, and the New York Department of Labor, both the Occupational Safety and Training Fund and the Enforcement of Occupational Safety and Health Regulation. The assessment for these services is 0.54%

SPECIAL FUNDS CONSERVATION COMMITTEE
This assessment pays the expenses of the state attorney responsible for handling second injury and reopened case matters.
The assessment for this service is 0.18%

The total assessment effective October 1, 1995 is 14.1%.

WC62942
(ED.10-95)

                                 INSURED'S COPY

                      PENNSYLVANIA NOTICE TO POLICYHOLDERS

Pennsylvania law requires that we provide our policyholders with certain accident prevention services.

For your consideration, we have the services of AIG Consultants, Inc., a professional engineering company with established experience and expertise. AIG Consultants, Inc. can address a significant range of commercial problems and advise and assist you in recognizing and solving existing and potential problems for accidents and occupational health hazards.

AIG Consultants, Inc. has been operating for more than 15 years and when utilized has responded to individual client's problem to provide efficient consultative services by qualified safety consultants. These safety and health consultative services consist of, but are not limited to, the following:

1.   A survey of the safety performance of the risk and its activates.

2. An appraisal of the mechanical hazards, materials handling, unsafe work methods and hazardous process.

3. Advice and assistance in the detection of occupational health hazards and exposures.

4.   Assistance to the risk with employee safety and health training programs.

5.   Recommendations for appropriate corrective action as result of any survey.

6.   Assistance in the development of a safety and health program.

Address all inquires to the following:

                         AIG Consultants, Inc.
                         2005 Market Street, Suite 2900
                         Philadelphia, PA 19103
                         Telephone:(215) 981-7351


                                 ______________________________________________
59472 WC                         COUNTERSIGNED BY
(ED. 01-94)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

             SPECIAL PENNSYLVANIA ENDORSEMENT-INSPECTION OF MANUALS

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The manuals of rules, rating plans, and classifications are approved pursuant to the provisions of Section 654 of the Insurance Company Law of May 17, 1921, P.L. 682, as amended, and are on file with the Insurance Commissioner of the Commonwealth of Pennsylvania.


                                 ______________________________________________
WC 37 06 01                      COUNTERSIGNED BY
(ED. 4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                               PENNSYLVANIA NOTICE

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

An Insurance Company, its agents, employees, or service contractors acting on its behalf, may provide services to reduce the likelihood of injury, death or loss. These services may include any of the following or related services incident to the application for, issuance, renewal or continuation of, a policy of insurance:

1.   surveys;

2.   consultation or advice; or

3.   inspections.

The "Insurance Consultation Services Exemption Act" of Pennsylvania provides that the Insurance Company, its agents, employees or service contractors acting on its behalf, is not liable for damages from injury, death or loss occurring as a result of any act or omission by any person in the furnishing of or the failure to furnish these services.

The Act does not apply:

1. if the injury, death or loss occurred during the actual performance of the services and was caused by the negligence of the Insurance Company, its agents, employees or service contractors;

2. to consultation services required to be performed under a written service contract not related to a policy of insurance; or;

3. if any acts or omissions of the Insurance Company, its agents, employees or service contractors are judicially determined to constitute a crime, actual malice, or gross negligence.


                                  ______________________________________________
WC 37 06 02                       COUNTERSIGNED BY
ED. 4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                      PENNSYLVANIA ACT 86-1986 ENDORSEMENT

    NONRENEWAL,NOTICE OF INCREASE OF PREMIUM, and RETURN OF UNEARNED PREMIUM

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Pennsylvania is shown in Item 3.A. of the Information Page.

The policy conditions are amended by adding the following regarding nonrenewal, notice of increase in premium, and return of unearned premium.

NONRENEWAL

1. We may elect not to renew the policy. We will mail each named insured, by first class mail, not less than 60 days advance notice stating when the nonrenewal will take effect. Mailing that notice to you at your mailing address last known to us will be sufficient to prove notice.

2.   Our notice of nonrenewal will state our specific reasons for not renewing.

3. If we have indicated our willingness to renew, we will not send you a notice of nonrenewal. However, the policy will still terminate on its expiration date if:

     a. you notify us or the agent or broker who procured this policy that you do not want the policy renewed; or

     b.  you fail to pay all premiums when due; or

     c.  you obtain other insurance as a replacement of the policy.

NOTICE OF INCREASE IN PREMIUM

1. We will provide you with not less than 60 days of intent to increase the premium on the renewal of this policy, if it is our intent to offer such renewal.

2. We will provide you with not less than 30 days notice of an estimate of the renewal premium, if it is our intent to offer such renewal.

3. The above notification requirements will be satisfied if we have issued a renewal policy before the time periods indicated in Items 1. and 2. above.

4. If a policy has been written or is to be written on a retrospective rating plan basis, the notice of increase in premium provisions of this endorsement do not apply.


WC 37 06 03
(ED. 12-87)

                                     1 OF 2

                                 INSURED'S COPY

RETURN OF UNEARNED PREMIUM

1.   If this policy is canceled and there is unearned premium due you:

     a. If the company cancels, the unearned premium will be returned to you within 10 business days after the effective date of cancelation.

     b. If you cancel, the unearned premium will be returned within 30 days after the effective date of cancelation.

2. Because this policy was written on the basis of an estimated premium and is subject to a premium audit, the unearned premium specified in la. and lb. above, if any, shall be returned on an estimated basis. Upon our completion of computation of the exact premium, an additional return premium or charge will be made to you within 15 days of the final computation.

3. These return or unearned premium provisions shall not apply if this policy is written on a retrospective rating plan basis.


                                 _______________________________________________
WC 37 06 03                      COUNTERSIGNED BY
(ED. 12-87)
                                                      AUTHORIZED REPRESENTATIVE

                                     2 OF 2

                                INSURED'S COPY

                 SOUTH DAKOTA DIRECT ACTION STATUTE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by Part Two (Employers Liability Insurance) because South Dakota is shown in item 3.A of the Information Page.

1. Your injured employee, or the persons entitled to sue you for damages in the event of the death of the employee, may add us as a defendant in a suit against you to recover damages because of bodily injury or death to your employee.

2. We are directly liable to pay to your injured employee, or to the persons entitled to sue you for damages in the event of the death of your employee, the damages for which you are liable.

This endorsement is subject to all provisions of Part Two (Employers Liability Insurance) that do not conflict with the direct action statute (Section 58.20.12) of the South Dakota workers compensation law.


                                  _____________________________________________
WC 40 06 01                       COUNTERSIGNED BY
(ED.4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                       SOUTH DAKOTA NOTICE TO THE INSURED

DEAR WORKER'S COMPENSATION POLICYHOLDER:

Pursuant to SENATE BILL 310, the State of South Dakota requires that we inform you of our available South Dakota safety review services for Workers Compensation.

For your consideration, we have the services of AIG Consultants, Inc., a professional engineering company with established experience and expertise. AIG Consultants, Inc. can address a significant range of commercial problems and advise and assist you in recognizing and solving existing and potential problems for accidents and occupational health hazards.

AIG Consultants, Inc. has been operating for more than 15 years and when utilized, has responded to individual client's problems to provide efficient consultative services by qualified safety consultants. These safety and health consultative services consist of, but are not limited to, the following:

1)   A survey of the safety performance of the risk and its activities.

2) An appraisal of the mechanical hazards, materials handling, unsafe work methods, and hazardous processes.

3) Advice and assistance in the direction of occupational health hazards and exposures.

4)   Assistance to the risk with employee safety and health training programs.

5) Recommendations for appropriate corrective action as a result of any survey.

6)   Assistance in the development of a safety and health program.

If your Workers Compensation premium is $5,000 or greater, you are required to have a safety review at least once every three (3) years. If as a result of a safety review, written recommendations identify a safety deficiency must be corrected, and it has not been corrected at the time of a subsequent review, you will be subject to an appropriate increase in premium.

If you would like more information on our safety review services, contact our office at:

                              AIG Consultants Inc.
                              500 West Madison, 9th Fl.
                              Chicago, IL 60661-2511
                              Phone: (312) 930-5528
                              Fax: (312) 930-5607

WC 58978
(ED. 10-93)

                                 INSURED'S COPY

                          TEXAS AMENDATORY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Texas is shown in item 3.A of the Information Page.

                                 GENERAL SECTION

B.   WHO IS INSURED is amended to read:

     You are insured if you are an employer named in item 1 of the Information Page. If that employer is a partnership or joint venture, and if you are one of its partners or members, you are insured, but only in your capacity as an employer of the partnership's or joint venture's employees.

D.   STATE is amended to read:

     State means any state or territory of the United States of America, and the District of Columbia.

                    PART ONE - WORKERS COMPENSATION INSURANCE

E.   OTHER INSURANCE is amended by adding this sentence:

     This section only applies if you have other insurance or are self-insured for the same loss.

F.   PAYMENTS YOU MUST MAKE

     This section is amended by deleting the words "workers compensation" from number 4.

H.   STATUTORY PROVISIONS

     This section is amended by deleting the words "after an injury occurs" from number 2.

                      PART TWO - EMPLOYERS LIABILITY INSURANCE

C.   EXCLUSIONS

     Section 2 and 3 are amended to add:

     This exclusion does not apply unless the violation of law caused or contributed to the bodily injury.

     Section 6 is amended to read:

     6. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America, Mexico or Canada who is temporarily outside these countries.

D.   WE WILL DEFEND

     This section is amended by deleting the last sentence.

                    PART FOUR - YOUR DUTIES IF INJURY OCCURS

     Number 6 of this part is amended to read:

     6. Texas law allows you to make weekly payments to an injured employee in certain instances. Unless authorized by law, do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.

WC 42 03 01D
(ED. 1-96)

                                 INSURED'S COPY

                               PART FIVE - PREMIUM

A.   OUR MANUALS is amended by adding the sentence:

In this part, "our manuals" means manuals approved or prescribed by the State Board of Insurance.

C.   REMUNERATION

     Number 2 is amended to read:

     2. All other persons engaged in work that would make us liable under Part One (Workers Compensation Insurance) of this policy. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured workers compensation insurance.

                            PART SIX - CONDITIONS

A.   INSPECTION is amended by adding this sentence:

     Your failure to comply with the safety recommendations made as a result of an inspection may cause the policy to be canceled by us.

C.   TRANSFER OF YOUR RIGHTS AND DUTIES is amended to read:

     Your rights and duties under this policy may not be transferred without our written consent. If you die, coverage will be provided for your surviving spouse or your legal representative. This applies only with respect to their acting in the capacity as an employer and only for the workplaces listed in items 1 and 4 on the Information Page.

D.   CANCELATION is amended to read:

     1. You may cancel this policy. You must mail or deliver advance notice to us stating when the cancelation is to take effect.

     2. We may cancel this policy. We may also decline to renew it. We must give you written notice of cancelation or nonrenewal. That notice will be sent certified mail or delivered to you in person. A copy of the written notice will be sent to the Texas Workers Compensation Commission.

     3. Notice of cancelation or nonrenewal must be sent to you not later than the 30th day before the date on which the cancelation or nonrenewal becomes effective, except that we may send the notice not later than the 10th day before the date on which the cancelation or nonrenewal becomes effective if we cancel or do not renew because of:

         a.   Fraud in obtaining coverage;

         b.   Failure to pay a premium when payment was due;

         c. An increase in the hazard that results from an action or omission and that would produce an increase in the rate, including an increase because of failure to comply with reasonable recommendations for loss control or to comply within a reasonable period with recommendations designed to reduce a hazard that is under your control;

         d. A determination by Commissioner of Insurance that the continuation of the policy would place us in violation of the law, or would be hazardous to the interests of subscribers, creditors, or the general public.

     4. If another insurance company notifies the Texas Workers Compensation Commission that it is insuring you as an employer, such notice shall be a cancelation of this policy effective when the other policy starts.

               PART SEVEN - OUR DUTY TO YOU FOR CLAIM NOTIFICATION

A.   CLAIMS NOTIFICATION

     We are required to notify you of any claim that is filed against your policy. Thereafter we shall notify you of any proposal to settle a claim or, on receipt of a written request from you, of any administrative or judicial proceeding relating to the resolution of a claim, including a benefit review conference conducted by the Texas Workers' Compensation Commission. You may, in writing, elect to waive this notification requirement.

WC 42 03 OID
(ED. 1-96)
                                   Page 2 of 3

                                 INSURED'S CODY

We shall, on written request from you, provide you with a list of claims charged against your policy, payments made and reserves established on each claim, and a statement explaining the effect of claims on your premium rates. We must furnish the requested information to you no later than the 30th day after the date we receive your request. The information is considered to be provided on the date the information is received by the United States Postal Service or is personally delivered.

COMPLAINT NOTICE: SHOULD ANY DISPUTE ARISE ABOUT YOUR PREMIUM OR ABOUT A CLAIM THAT YOU HAVE FILED, CONTACT THE AGENT OR WRITE TO THE COMPANY THAT ISSUED THE POLICY. IF THE PROBLEM IS NOT RESOLVED, YOU MAY ALSO WRITE THE STATE BOARD OF INSURANCE, P.O. BOX 149091, AUSTIN, TEXAS 78714-9091, FAX# (512)475-1771. THIS
NOTICE OF COMPLAINT PROCEDURE IS FOR INFORMATION ONLY AND DOES NOT BECOME A PART OR CONDITION OF THIS POLICY.


                                ________________________________________________
WC 42 03 OID                    COUNTERSIGNED BY
(ED 1-96)
                                                      AUTHORIZED REPRESENTATIVE

                                   Page 3 of 3

                                 INSURED'S COPY

             TEXAS MAINTENANCE TAX SURCHARGE RECOUPMENT ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                      RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

A.   This endorsement is added pursuant to the Insurance Code, Article 5.76-5,
     Section 10(d) and hereby amends the policy to impose an additional charge to the standard policy premium after premium discount in the amount sufficient to allow the insurance company to recoup the maintenance tax surcharges as provided for by 28 TAC (section) 1.411.

B. Maintenance tax surcharges are imposed against each insurance company writing workers' compensation insurance to pay debt service for $300 million in bonds issued on behalf of the Texas Workers' Compensation Insurance Fund by the Texas Public Finance Authority.

C. The insurance company, at its option, has elected to pass this surcharge amount on to the policyholder.

This endorsement changes the policy to which it is attached and is effective on the policy effective date unless otherwise stated.

                                    Schedule

Percentage of Premium for Recoupment .5900 %.


                                 ______________________________________________
WC 42 03 06                      COUNTERSIGNED BY
(ED. 7-92)
                                                       AUTHORIZED REPRESENTATIVE
                                 INSURED'S COPY

             TEXAS EXPERIENCE RATING MODIFICATION FACTOR ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 0 1 /01/97                                   RM WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for the policy will be adjusted by an experience rating modification factor, if any, which was not available when the policy was issued. We will issue an endorsement to show the proper factor when it is calculated.

                                 ______________________________________________
WC 42 04 03                      COUNTERSIGNED BY
(ED. 4-84)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                     DEDUCTIBLE NOTICE OF ELECTION TO ACCEPT
                      TEXAS WORKERS' COMPENSATION BENEFITS

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    WC 217-79-40

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Texas law permits an employer to obtain Workers' Compensation insurance with a deductible. The deductible applies to benefits payable under Texas Workers' Compensation Law. The insurance applies only to benefits in excess of the deductible amount. The deductible applies separately to each accident or disease regardless of the number of people who sustain injury by such accident or disease or as an annual aggregate or as a combination of both. The deductible plans have been explained to me. Premium reductions are determined based on the deductible selected and the hazard group. The hazard group is determined by the classification that produces the largest amount of estimated Texas standard premium.

You are not required to choose a deductible. If you do choose one, your insurance company will pay the deductible amount for you, but you must reimburse the insurance company within 30 days after they send you notice that payment is due. If you fail to reimburse the insurance company, they may cancel the policy, upon ten days written notice, and any resulting premium may be applied to the deductible amount owed.

If a deductible amount is desired, please indicate below.

[ ]   Yes, I want a deductible of: (select only one)

      1. $        per accident

      2. $        annual aggregate

      3. $        /$     per accident/annual aggregate

      applied to benefits payable under the Texas Workers' Compensation Law. I understand that the company will pay the deductible amount and seek reimbursement

      ------------------------------
      (monthly, quarterly or other)

[ ] No, I do not want a deductible applied to benefits payable under the Texas Workers' Compensation Law.

[ ] Yes, I do want a deductible policy, but I'm unable to obtain for the following reason:


-------------------------------------              -----------------------------
Employer Name (Print or type)                      Date

-------------------------------------              -----------------------------
Signature & Title                                  Policy Number


                                 _______________________________________________
LWNTXDED                         COUNTERSIGNED BY
(ED. 1-92)
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                               ENDORSEMENT # 00001

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                           NAMED INSUREDS                      FEIN
                           --------------                      ----

             00001   OUTSOURCE INTERNATIONAL, INC.           592754571

             00002   SYNADYNE I                              650021598
                     (DBA) PAYROLL PARNERS

             00003   LABOR WORLD OF AMERICA, INC.            592754571
                     (DBA) SYNADYNE III

             00004   OUTSOURCE FRANCHISING, INC.             592754571

             00005   SYNADYNE II                             650021598
                     (DBA) PAYROLL PARTNERS

             00006   SYNADYNE IV                             650021598

             00007   SYNADYNE V                              650021598

             00008   CAPITAL STAFFING FUND, INC.             592754571

             00009   SMSB ASSOCIATES, INC.                   592754571


                                              ----------------------------------
                                              Authorized Representative
Issue Date: 04/10/97

lw0003

                                 INSURED'S COPY

                                                                        PAGE 001
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

         00001    8000 NORTH FEDERAL HIGHWAY
                  BOCA RATON                              FL       33487

         00002    101 AIRPORT ROAD
                  HARTFORD                                CT       06114

         00003    4601 NORTHWEST 17TH WAY
                  FT. LAUDERDALE                          FL       33309

         00004    6935 GRAND AVENUE
                  HAMMOND                                 IN       46323

         00005    301 NORTH ALMONESSON RD.
                  DEPTFORD                                NJ       08096

         00006    10500 ROOSEVELT BLVD.
                  PHILADELPHIA                            PA       19116

         00007    449 S. ADDISON RD.
                  ADDISON                                 IL       60101

         00008    3313 ROSCHESTER RD.
                  ROYAL OAK                               MI       48073

         00009    720 EAST JOHNSON HWY.
                  NORRISTOWN                              PA       19401

         00010    JOBSITE ONLY
                  ANCHORAGE                               AK       99501



                                            ------------------------------------
                                            Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 002
                              ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

          00011   JOBSITE ONLY
                  BIRMINGHAM                               AL         35201

          00012   100 CORPORATE N., STE 300
                  BANNOCK BURN                             IL         60015

          00013   JOBSITE ONLY
                  FREEMONT                                 IN         46737

          00014   JOBSITE ONLY
                  FORT KNOX                                KY         40121

          00015   2050 #100 CANAL ST
                  NEW ORLEANS                              LA         70112

          00016   JOBSITE ONLY
                  DETROIT                                  MI         48073

          00017   JOBSITE ONLY
                  PRINCETON                                MN         55371

          00018   6310 1-55 NORTH, STE 400
                  JACKSON                                  MS         39211

          00019   8801 J.M. KEYNES DR., STE 300
                  CHARLOTTE                                NC         28213

          00020   JOBSITE ONLY
                  ABUELO                                   NM         87732


                                             -----------------------------------
                                             Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 003
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

          00021   JOBSITE ONLY
                  PHILADELPHIA                               PA     19148

          00022   JOBSITE ONLY
                  ABBEVILLE                                  SC     29620

          00023   151 LAFAYETTE STREET
                  NASHVILLE                                  TN     37210

          00024   13357 SOUTH OLDE WESTERN AVE.
                  BLUE ISLAND                                IL     60406

          00025   3348 N. PULASKI
                  CHICAGO                                    IL     60641

          00026   1547 NORTHWESTERN AVE.
                  CHICAGO                                    IL     60622

          00027   3452 SOUTH WESTERN AVE.
                  CHICAGO                                    IL     60608

          00028   6606 BARRINGTON RD.
                  HANOVER PARK                               IL     60103

          00029   1772 WEST ALGONQUIN RD.
                  MT. PROSPECT                               IL     60056

          00030   810 LAKE STREET
                  MUNDELEIN                                  IL     60060


                                             -----------------------------------
                                             Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 004
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

         00031   6248 S. ARCHER
                 SUMMIT                                   IL         60501

         00032   728 BELVIDERE RD.
                 WAUKEGAN                                 IL         60085

         00033   44 E. NORTH AVE.
                 NORTHLAKE                                IL         60164

         00034   27 SNYDER AVENUE
                 PHILADELPHIA                             PA         19148

         00035   JOBSITE ONLY
                 WASHINGTON                               DC         20315

         00036   JOBSITE ONLY
                 PITTSBURGH                               PA         15201

         00037   JOBSITE ONLY
                 CHICAGO                                  IL         60606

         00038   JOBSITE ONLY
                 NEW ORLEANS                              LA         70101

         00039   JOBSITE ONLY
                 MINNEAPOLIS                              MN         55401

         00040   JOBSITE ONLY
                 KNOXVILLE                                TN         37901


                                           -------------------------------------
                                           Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 005
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

         00041    JOBSITE ONLY
                  NASHVILLE                              TN       37201

         00042    3100 DUNDEE ROAD, STE 301
                  NORTHBROOK                             IL       60062

         00043    916 FRANSWORTH
                  AURORA                                 IL       60505

         00044    101 AIRPORT ROAD
                  HARTFORD                               CT       06114

         00045    JOBSITE ONLY
                  WASHINGTON                             DC       20315

         00046    6301 N.W. 5TH WAY
                  FT. LAUDERDALE                         FL       33309

         00047    950 GLADES ROAD, STE 3
                  BOCA RATON                             FL       33431

         00048    42 N.W. 27TH AVE., STE 400
                  MIAMI                                  FL       33125

         00049    1451 N.W. 62ND ST., STE 212
                  FT. LAUDERDALE                         FL       33309

         00050    400 N.W. 2ND AVENUE
                  BOCA RATON                             FL       33432


                                           -------------------------------------
                                           Authorized Representative

Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 006
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

           00051    1701 A COSTA DEL SOL
                    BOCA RATON                                FL       33432

           00052    615 N.E. 3RD AVE.
                    FT. LAUDERDALE                            FL       33304

           00053    6405 N. FEDERAL HWY, STE 200
                    FT. LAUDERDALE                            FL       33308

           00054    3696 N. FEDERAL HWY, STE 101
                    FT. LAUDERDALE                            FL       33308

           00055    700 E. OAKLAND PARK BLVD.
                    FT. LAUDERDALE                            FL       33334

           00056    7967 N.W. 21ST STREET
                    MIAMI                                     FL       33122

           00057    902 CLINT MOORE RD., STE 132
                    BOCA RATON                                FL       33487

           00058    3020 NW 33RD AVENUE
                    FT. LAUDERDALE                            FL       33311

           00059    1261 NW 116TH AVENUE
                    PLANTATION                                FL       33323

           00060    6605 NW 74TH AVENUE
                    MIAMI                                     FL       33166


                                            ------------------------------------
                                            Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 007
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

         00061       490l NW 17TH WAY, STE 402
                     FT. LAUDERDALE                           FL       33309

         00062       5411 WEST TYSON AVE
                     TAMPA                                    FL       33611

         00063       300 FIRST AVE. SOUTH
                     ST. PETERSBURG                           FL       33701

         00064       2328 1OTH AVE. NORTH, STE 2-C
                     LAKE WORTH                               FL       33461

         00065       160l N. PALM AVENUE
                     PEMBROKE PINES                           FL       33026

         00066       111 2ND AVENUE NE
                     ST. PETERSBURG                           FL       33701

         00067       4037 66TH STREET NORTH
                     ST. PETERSBURG                           FL       33709

         00068       3696 NORTH FEDERAL HWY
                     FT. LAUDERDALE                           FL       33308

         00069       819 NE 26TH STREET
                     FT. LAUDERDALE                           FL       33305

         00070       1052 NW 3RD STREET
                     HALLANDALE                               FL       33009


                                            ------------------------------------
                                            Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 008
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

         00071   2635 N. STATE ROAD 7
                 FT. LAUDERDALE                              FL       33313

         00072   5411 N. TYSON AVENUE
                 TAMPA                                       FL       33611

         00073   6301 NW 5TH WAY, STE 4100
                 FT. LAUDERDALE                              FL       33309

         00074   2232 CENTRAL AVENUE
                 ST. PETERSBURG                              FL       33712

         00075   4037 66TH STREET N
                 ST. PETERSBURG                              FL       33709

         00076   6935 GRAND AVENUE
                 HAMMOND                                     IN       46323

         00077   JOBSITE ONLY
                 NEW ORLEANS                                 LA       70101

         00078   301 NORTH ALMONESSON RD.
                 DEPTFORD                                    NJ       08096

         00079   6049 A NEW PEACHTREE RD.
                 DORAVILLE                                   GA       30345

         00080   7000 CENTRAL PKWY, STE 700
                 ATLANTA                                     GA       30328


                                            ------------------------------------
                                            Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 009
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

         00081       1030 WINDY HILL ROAD, S.E.
                     SMYRNA                                 GA         30080

         00082       3460 MAIN ST.
                     HARTFORD                               CT         06120

         00083       BOX E, LAKE ST.
                     MINNEAPOLIS                            MN         55407

         00084       113 1/2 MAIN ST.
                     CRYSTAL LAKE                           IL         60014

         00085       308 DUNDEE AVE
                     ELGIN                                  IL         60120

         00086       318 REPUBLIC AVE
                     JOLIET                                 IL         60435

         00087       1110 GALLATION RD.
                     NASHVILLE                              TN         37206

         00088       425 15TH AVE.
                     ROCKFORD                               IL         61104

         00089       NEED ADDRESS
                     ENTIRE STATE                           AR         99999

         00090       NEED ADDRESS
                     ENTIRE STATE                           IA         99999


                                            ------------------------------------
                                            Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                                                                        PAGE 010
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                            ADDITIONAL LOCATIONS
                            --------------------

         00091    NEED ADDRESS
                  ENTIRE STATE                               MA       99999

         00092    NEED ADDRESS
                  ENTIRE STATE                               MO       99999

         00093    NEED ADDRESS
                  ENTIRE STATE                               NE       99999

         00094    NEED ADDRESS
                  ENTIRE STATE                               NH       99999

         00095    NEED ADDRESS
                  ENTIRE STATE                               NY       99999

         00096    NEED ADDRESS
                  ENTIRE STATE                               SD       99999

         00097    NEED ADDRESS
                  ENTIRE STATE                               TX       99999


                                            ------------------------------------
                                            Authorized Representative
Issue Date: 04/10/97

lwO004

                                 INSURED'S COPY

                               ENDORSEMENT # 00004

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

STATE       NAMED INSURED                          STATE/UNEMPLOYMENT ID
-----       -------------                          ---------------------

 MN         OUTSOURCE INTERNATIONAL, INC.          1249457
 MN         SYNADYNE I                             1249457
 MN         LABOR WORLD OF AMERICA, INC.           1249457


                                           -------------------------------------
                                           Authorized Representative
ISSUE DATE: 04/10/97

lwO007

                                 INSURED'S COPY

                               ENDORSEMENT # 00003

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

BY: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

NOTICE OF CANCELLATION

PART SIX, PARAGRAPH D.2. OF THE WORKERS' COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY IS REPLACED BY THE FOLLOWING:

WE MAY CANCEL THIS POLICY. WE MUST MAIL OR DELIVER TO YOU NOT LESS THAN NINETY
(90) DAYS ADVANCE WRITTEN NOTICE, TEN (10) DAYS FOR NONPAYMENT OF PREMIUM STATING WHEN THE CANCELLATION IS TO TAKE EFFECT. MAILING THAT NOTICE TO YOU AT YOUR MAILING ADDRESS SHOWN IN ITEM 1 OF THE INFORMATION PAGE WILL BE SUFFICIENT TO PROVE NOTICE.


                                              ----------------------------------
                                              Authorized Representative
Issue Date: 04/10/97

lwO014

                                 INSURED'S COPY

                                  ENDORSEMENT


This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-40

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

THIS POLICY PROVIDES NO COVERAGE IN THE STATE OF MAINE.


                                             -----------------------------------
                                             Authorized Representative

Issue Date: 04/10/97

wc880001

                                 INSURED'S COPY

                   SOLICITATION OF COMMENTS FROM POLICYHOLDER

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

In addition to the notice requirement attached to this Workers' Compensation policy, we wish to inform you of our loss control programs available in the State of Texas.

We have Field Safety Representatives with the experience and expertise to provide accident loss prevention services, at no additional charge, reasonably commensurate with the hazard, loss experience, size and nature of your business operation.

Our services may include surveys, recommendations, training programs, consultations, analysis of accident causes, industrial hygiene and industrial health services related to your specific profession or industry.

In the event you decide not to utilize our loss control services and opt to use your own safety department or hire an outside contractor, the service must be provided by qualified loss prevention representatives who are recognized by the State of Texas.

If you elect not to utilize our loss control services you are required by Texas statute to provide us with the following information (on your company letterhead stationary, signed by an officer of your firm):

     /bullet/ Acknowledgment of our offer of loss control services and your written rejection.

     /bullet/ Your reasons for selection of an alternative.

     /bullet/ Your alternative loss control program, which must be reasonably commensurate with the risk.

     /bullet/ Verification of the qualification of those who will be performing your loss control services.

     /bullet/ Acknowledgment that quarterly summaries of activities outlined in your loss control program will be submitted to us for review.

If you have any questions or wish to discuss this matter, contact our Texas Loss Control Service Coordinating Unit, AIG Consultants, Inc. at 1-800-221-0651.


53365WC
(ED. 9-95)

                                 INSURED'S COPY


    THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                                 70 PINE STREET
                            NEW YORK, NEW YORK 10270

                                  TEXAS NOTICE

               IMPORTANT NOTICE                                           AVISO IMPORTANTE

To obtain information or make a complaint:              Para obtener informacion o para someter una queja:

You may call the company's toll-free telephone          Usted puede liamar al numero de telefono gratis de
number for information or to make a complaint at:       la compania para informacion o para someter una
                                                        queja ai:
                1-800-553-6938                                           1-800-553-6938

You may contact the Texas Department of Insurance       Puede comunicarse con el Departamento de Seguros
to obtain information on companies, coverages,          de Texas para obtener informacion acerca de
rights or complaints at:                                companias, coberturas, derechos o quejas al:

                1-800-252-3439                                           1-800-252-3439

You may write the Texas Department of Insurance         Puede escribir al Departamento de Seguros de Texas
P.O. Box 149104                                         P.O. Box 149104
Austin, TX 78714-9104                                   Austin, TX 78714-9104
Fax# (512) 475-1771                                     Fax# (512) 475-1771

PREMIUM OR CLAIM DISPUTES: Should you have a            DISPUTAS SOBRE PRIMAS 0 RECLAMOS: Si tiene una
dispute concerning your premium or about a claim        disputa concerniente a su prima o a un reclamo,
you should contact the agent first. If the dispute      debe comunicarse con el agente primero. Si no se
is not resolved, you may contact the Texas Department   resuelve la disputa, puede entonces comunicarse
of Insurance.                                           con el departamento (TDI).

ATTACH THIS NOTICE TO YOUR POLICY:  This notice is      UNA ESTE AVISO A SU POLIZA: Este aviso es solo para
for information only and does not become a part or      proposito de informacion y no se convierte en
condition of the attached document.                     parte o condicion del documento adjunto.


5369OWC
(ED. 5-92)

                                 INSURED'S COPY

                          NOTIFICATION TO POLICYHOLDERS
                         OF ACCIDENT PREVENTION SERVICES

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA ____________ is required by law to provide its policyholders with certain accident prevention services as required by the Texas Labor Code, Section 411.066, at no additional cost. If you would like more information call our Texas Loss Control Service Coordinating Unit, AIG Consultants, Inc. at 1-800-221-0651. If you have any questions about this requirement, call the Division of Workers' Health and Safety, Texas Workers' Compensation Commission at 1-800-452-9595.




WC 7738
(ED. 9-95)

                          NOTIFICATION TO POLICYHOLDERS
                         OF ACCIDENT PREVENTION SERVICES


THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA ____________ is required by law to provide its policyholders with certain accident prevention services as required by the Texas Labor Code, Section 411.066, at no additional cost. If you would like more information call our Texas Loss Control Service Coordinating Unit, AIG Consultants, Inc. at 1-800-221-0651. If you have any questions about this requirement, call the Division of Workers' Health and Safety, Texas Workers' Compensation Commission at 1-800-452-9595.


WC 7738
(ED. 9-95)

                                 INSURED'S COPY

ISSUED BY THE STOCK INSURANCE COMPANY
HEREIN CALLED THE COMPANY                      AGENT NUMBER      POLICY NUMBER

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA      13072              49565        RM WC 217-79-43

INCORPORATED UNDER THE LAWS OF PENNSYLVANIA
ITEM 1. NAMED INSURED:   MAILING ADDRESS   IDENTIFICATION NO.

OUTSOURCE INTERNATIONAL, INC.               [LOGO] Member Companies of
8000 NORTH FEDERAL HIGHWAY                         American International Group

BOCA RATON     FL 33487-0000                EXECUTIVE OFFICES:
                                            70 PINE STREET, NEW YORK, N.Y. 10270
I.D.# 917-356254
                                            PRODUCERS NAME & MAILING ADDRESS
WORKERS COMPENSATION AND
EMPLOYERS LIABILITY POLICY                  CENTURY FINANCIAL SERVICES
INFORMATION PAGE                            185 N W SPANISH RIVER BLVD 170
                                            POB 811088
                                            BOCA RATON     FL 33481-1088
--------------------------------------------------------------------------------
INSURED IS CORPORATION                      PREVIOUS POLICY NUMBER
                                                          RMWC 2117626 (RENEWAL)
--------------------------------------------------------------------------------
OTHER WORKPLACES NOT SHOWN ABOVE
--------------------------------------------------------------------------------
ITEM 2   POLICY PERIOD 12:01 A.M. STANDARD TIME AT THE INSURED'S MAILING
         ADDRESS                                       FROM 01/01/97 TO 01/01/98
--------------------------------------------------------------------------------

ITEM 3   A. WORKERS COMPENSATION INSURANCE: PART ONE OF THE POLICY APPLIES TO
            WORKERS COMPENSATION LAW OF THE STATES LISTED HERE:
            UT WI
       -------------------------------------------------------------------------
         B. EMPLOYERS LIABILITY INSURANCE: PART TWO OF THE POLICY APPLIES TO THE WORK IN EACH STATE LISTED IN ITEM 3.A.
            THE LIMITS OF OUR LIABILITY UNDER PART TWO ARE:

                              BODILY INJURY BY ACCIDENT $1,000,000 EACH ACCIDENT

                              BODILY INJURY BY DISEASE  $1,000,000 POLICY LIMIT

                              BODILY INJURY BY DISEASE  $1,000,000 EACH EMPLOYEE
       -------------------------------------------------------------------------
         C. OTHER STATES INSURANCE: PART THREE OF THE POLICY APPLIES TO THE STATES, IF ANY, LISTED HERE:
            NONE
--------------------------------------------------------------------------------
ITEM 4 THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUALS OF RULES, CLASSIFICATIONS, RATES AND RATING PLANS.
         ALL INFORMATION REQUIRED BELOW IS SUBJECT TO VERIFICATION AND CHANGE
         BY AUDIT.
       -------------------------------------------------------------------------
                               ESTIMATED TOTAL    RATE PER       ESTIMATED
CLASSIFICATIONS CODE NUMBER    REMUNERATION      $100 OF RE-      PREMIUM
                            [X]ANNUAL [ ]3 YEAR  NUMERATION  [X]ANNUAL [ ]3 YEAR
--------------------------------------------------------------------------------

SEE ATTACHED SCHEDULES

--------------------------------------------------------------------------------
EXPENSE CONSTANT (EXCEPT WHERE APPLICABLE BY STATE)  $160  WI
--------------------------------------------------------------------------------
MINIMUM PREMIUM $850    WI     TOTAL ESTIMATED PREMIUM            $207,159
--------------------------------------------------------------------------------
Indicated below, interim adjustments of premium shall be made:
 [ ]Semi-Annually   [ ]Quarterly   [ ]Monthly     DEPOSIT PREMIUM  207,159
--------------------------------------------------------------------------------
ENDORSEMENTS (FORM NUMBER)

                             SEE ATTACHED SCHEDULE

--------------------------------------------------------------------------------

04/01/97  ATLANTA                        07
-------------------------------------------------
ISSUE DATE   PRINT DATE: 04/02/97  ISSUING OFFICE

                                        ----------------------------------------
39967                                   AUTHORIZED REPRESENTATIVE    WC 00 00 01

                                 INSURED'S COPY

                                 FORMS SCHEDULE

Policy Number: RM WC 217-79-43                          Effective Date: 01/01/97

--------------------------------------------------------------------------------

WC000000A   TERMS & CONDITIONS
53820       LARGE RISK RATING PLAN ENDT
WC000106A   USL&H WC ACT COVERAGE END.
WC000301A   ALTERNATE EMPLOYER ENDORSEMENT
WC000311A   VOL COMP & EL COVERAGE ENDT
WC000402    ANNIVERSARY RATING DATE
WC000403    EXPERIENCE RATING MOD FACTOR
WC000414    NOTIFICATION OF CHG OWNERSHIP
WC430301    STATUTORY EMPLOYEE EXCLUSION
WC58977     UTAH FRAUD NOTICE
60549WC     WI NOTICE TO POLICYHOLDER.
WC480601B   WISCONSIN LAW ENDORSEMENT
WC880001    ST OF ME EXCL


LW0418
(ED. 1-92)                    INSURED'S COPY

                  WORKERS COMPENSATION AND EMPLOYERS LIABILITY

                                INSURANCE POLICY

National Union Fire Insurance
Company of Pittsburgh, Pa.                                [LOGO]

American Home Assurance Company                     Member Companies of
                                             American International Group, Inc.
The Insurance Company of                            EXECUTIVE OFFICES
The State of Pennsylvania                             70 PINE STREET
                                                   NEW YORK, N.Y. 10270
Birmingham Fire Insurance Company
of Pennsylvania

Commerce and Industry
Insurance Company

     Coverage is provided by the Company designated on the Information Page
                           A Stock Insurance Company

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                QUICK REFERENCE

                                                                    BEGINNING ON
                                                                        PAGE

Information Page..........................................................i

GENERAL SECTION...........................................................1

     A. The Policy........................................................1

     B. Who Is Insured....................................................1

     C. Workers Compensation Law..........................................1

     D. State.............................................................1

     E. Locations.........................................................1

PART ONE-WORKERS COMPENSATION INSURANCE...................................1

     A. How This Insurance Applies........................................1

     B. We Will Pay.......................................................1

     C. We Will Defend....................................................1

     D. We Will Also Pay..................................................1

     E. Other Insurance...................................................2

     F. Payments You Must Make............................................2

     G. Recovery From Others..............................................2

     H. Statutory Provisions..............................................2

      THESE POLICY PROVISIONS WITH THE INFORMATION PAGE AND ENDORSEMENTS,
          IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THIS POLICY.

      "INCLUDES COPYRIGHT MATERIAL OF THE NATIONAL COUNCIL ON COMPENSATION
                      INSURANCE, USED WITH ITS PERMISSION.

           COPYRIGHT 1983 NATIONAL COUNCIL ON COMPENSATION INSURANCE"

39638C(04/92)                                           WC 00 00 00 A (STANDARD)
                                 INSURED'S COPY                  ED 4 O2

                                                                    BEGINNING ON
                                                                        PAGE

PART TWO - EMPLOYERS LIABILITY INSURANCE ................................ 2
         A. How This Insurance Applies .................................. 2
         B. We Will Pay ................................................. 3
         C. Exclusions .................................................. 3
         D. We Will Defend .............................................. 3
         E. We Will Also Pay ............................................ 4
         F. Other insurance ............................................. 4
         G. Limits of Liability ......................................... 4
         H. Recovery From Others ........................................ 4
         I. Action Against Us ........................................... 4

PART THREE - OTHER STATES INSURANCE ..................................... 4
         A. How This Insurance Applies .................................. 4
         B. Notice ...................................................... 5

PART FOUR - YOUR DUTIES IF INJURY OCCURS ................................ 5

PART FIVE - PREMIUM ..................................................... 5
         A. Our Manuals ................................................. 5
         B. Classifications ............................................. 5
         C. Remuneration ................................................ 5
         D. Premium Payments ............................................ 5
         E. Final Premium ............................................... 5
         F. Records ..................................................... 6
         G. Audit ....................................................... 6

PART SIX - CONDITIONS ................................................... 6
         A. Inspection .................................................. 6
         S. Long Term Policy ............................................ 6
         C. Transfer of Your Rights and Duties .......................... 6
         D. Cancellation ................................................ 6
         E. Sole Representative ......................................... 6


IMPORTANT: This Quick Reference is not part of the Workers Compensation and Employers Liability Policy and does not provide coverage. Refer to the Workers Compensation and Employers Liability Policy itself for actual contractual provisions.


PLEASE READ THE WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY CAREFULLY


                                 INSURED'S COPY

                   ATTACH FORM AND ENDORSEMENTS (IF ANY) HERE


          WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

            In return for the payment of the premium and subject to
             all terms of this policy, we agree with you as follows.

                                 GENERAL SECTION

A.  THE POLICY

    This policy includes at its effective date the Information Page and all endorsements and schedules listed there. It is a contract of insurance between you (the employer named in Item 1 of the Information Page) and us (the insurer named on the Information Page). The only agreements relating to this insurance are stated in this policy. The terms of this policy may not be changed or waived except by endorsement issued by us to be part of this policy.

B.  WHO IS INSURED

    You are insured if you are an employer named in Item 1 of the Information Page. If that employer is a partnership, and if you are one of its partners, you are insured, but only in your capacity as an employer of the partnership's employees.

C.  WORKERS COMPENSATION LAW

    Workers Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page. It includes any amendments to that law which are in effect during the policy period. It does not include any federal workers or workman's compensation law, any federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

D.  STATE

    State means any state of the United States of America, and the District of Columbia.

E.  LOCATIONS

    This policy covers all of your workplaces listed in Items 1 or 4 of the Information Page; and it covers all other workplaces in Item 3.A states unless you have other insurance or are self-insured for such workplaces.

                   PART ONE - WORKERS COMPENSATION INSURANCE

A.  HOW THIS INSURANCE APPLIES

    This workers compensation insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1.   Bodily injury by accident must occur during the policy period.

    2. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.  WE WILL PAY

    We will pay promptly when due the benefits required of you by the workers compensation law.

C.  We Will Defend

    We have the right and duty to defend at our expense any claim, proceeding or suit against you for benefits payable by this insurance. We have the right to investigate and settle these claims, proceedings or suits.

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance.

D.  We Will Also Pay

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim, proceeding or suit we defend:

    1.   reasonable expenses incurred at our request, but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the amount payable under this insurance;

WC 00 00 00 A

                                     1 of 7

                                 INSURED'S COPY

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

E.  OTHER INSURANCE

    We will not pay more than our share of benefits and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that may apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance will be equal until the loss is paid.

F.  PAYMENTS YOU MUST MAKE

    You are responsible for any payments in excess of the benefits regularly provided by the workers compensation law including those required because:

    1.   of your serious and willful misconduct;

    2.   you knowingly employ an employee in violation of law;

    3.   you fail to comply with a health or safety law or regulation; or

    4. you discharge, coerce or otherwise discriminate against any employee in violation of the workers compensation law.

    If we make any payments in excess of the benefits regularly provided by the workers compensation law on your behalf, you will reimburse us promptly.

G.  RECOVERY FROM OTHERS

    We have your rights, and the rights of persons entitled to the benefits of this insurance, to recover our payments from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

H.  Statutory Provisions

    These statements apply where they are required by law.


    1. As between an injured worker and us, we have notice of the injury when you have notice.

    2. Your default or the bankruptcy or insolvency of you or your estate will not relieve us of our duties under this insurance after an injury occurs.

    3. We are directly and primarily liable to any person entitled to the benefits payable by this insurance. Those persons may enforce our duties; so may an agency authorized by law. Enforcement may be against us or against you and us.


    4. Jurisdiction over you is jurisdiction over us for purposes of the workers compensation law. We are bound by decisions against you under that law, subject to the provisions of this policy that are not in conflict with that law.

    5. This insurance conforms to the parts of the workers compensation law that apply to:

         a.  benefits payable by this insurance or;

         b. special taxes, payments into security or other special funds, and assessments payable by us under that law.


    6. Terms of this insurance that conflict with the workers compensation law are changed by this statement to conform to that law.

        Nothing in these paragraphs relieves you of your duties under this policy.


                    PART TWO - EMPLOYERS LIABILITY INSURANCE

A.   HOW THIS INSURANCE APPLIES

     This employers liability insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

     1. The bodily injury must arise out of and in the course of the injured employee's employment by you.

     2. The employment must be necessary or incidental to your work in a state or territory listed in Item 3.A. of the Information Page.

     3.   Bodily injury by accident must occur during the policy period.

     4. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

     5. If you are sued, the original suit and any related legal actions for damages for bodily injury

WC 00 00 00 A

                                     2 of 7

                                 INSURED'S COPY
         by accident or by disease must be brought in the United States of America, its territories or possessions, or Canada.

B.  WE WILL PAY

    We will pay all sums you legally must pay as damages because of bodily injury to your employees, provided the bodily injury is covered by this Employers Liability Insurance.

    The damages we will pay, where recovery is permitted by law, include damages:

    1. for which you are liable to a third party by reason of a claim or suit against you by that third party to recover the damages claimed against such third party as a result of injury to your employee;

    2.   for care and loss of services; and

    3. for consequential bodily injury to a spouse, child, parent, brother or sister of the injured employee;

    provided that these damages are the direct consequence of bodily injury that arises out of and in the course of the injured employee's employment by you; and

    4. because of bodily injury to your employee that arises out of and in the course of employment, claimed against you in a capacity other than as employer.

C.  EXCLUSIONS

    This insurance does not cover:

    1. liability assumed under a contract. This exclusion does not apply to a warranty that your work will be done in a workmanlike manner;

    2. punitive or exemplary damages because of bodily injury to an employee employed in violation of law;

    3. bodily injury to an employee while employed in violation of law with your actual knowledge or the actual knowledge of any of your executive officers;

    4. any obligation imposed by a workers compensation, occupational disease, unemployment compensation, or disability benefits law, or any similar law;

    5.   bodily injury intentionally caused or aggravated by you;

    6. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America or Canada who is temporarily outside these countries;

    7. damages arising out of coercion, criticism, demotion, evaluation, reassignment, discipline, defamation, harassment, humiliation, discrimination against or termination of any employee, or any personnel practices, policies, acts or omissions.

    8. bodily injury to any person in work subject to the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950), the Nonappropriated Fund Instrumentalities Act (5 USC Sections 8171-8173), the Outer Continental Shelf Lands Act (43 USC Sections 1331-1356), the Defense Base Act (42 USC Sections 1651-1654), the Federal Coal Mine Health and Safety Act of 1969 (30 USC Sections 901-942), any other federal workers or workmen's compensation law or other federal occupational disease law, or any amendments to these laws.

    9. bodily injury to any person in work subject to the Federal Employers' Liability Act (45 USC Sections 51-60), any other federal laws obligating an employer to pay damages to an employee due to bodily injury arising out of or in the course of employment, or any amendments to those laws.

    10.  bodily injury to a master or member of the crew of any vessel.

    11.  fines or penalties imposed for violation of federal or state law.

    12. damages payable under the Migrant and Seasonal Agricultural Worker Protection Act (29 USC Sections 1801-1872) and under any other federal law awarding damages for violation of those laws or regulations issued thereunder, and any amendments to those laws.

D.  WE WILL DEFEND

    We have the right and duty to defend, at our expense, any claim, proceeding or suit against you for damages payable by this insurance. We have the right to investigate and settle these claims, proceedings and suits.


WC 00 00 00 A

                                     3 of 7

                                 INSURED'S COPY

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance. We have no duty to defend or continue defending after we have paid our applicable limit of liability under this insurance.

E.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim proceeding, or suit we defend;

    1.   reasonable expenses incurred at our request; but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the limit of our liability under this insurance;

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

F.  OTHER INSURANCE

    We will not pay more than our share of damages and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance and self-insurance will be equal until the loss is paid.

G.  LIMITS OF LIABILITY

    Our liability to pay for damages is limited. Our limits of liability are shown in Item 3.B. of the Information Page. They apply as explained below.

    1. Bodily Injury by Accident. The limit shown for "bodily injury by accident-each accident" is the most we will pay for all damages covered by this insurance because of bodily injury to one or more employees in any one accident.

    A disease is not bodily injury by accident unless it results directly from bodily injury by accident.

    2. Bodily Injury by Disease. The limit shown for "bodily injury by disease-policy limit" is the most we will pay for all damages covered by this insurance and arising out of bodily injury by disease, regardless of the number of employees who sustain bodily injury by disease. The limit shown for "bodily injury by disease each employee" is the most we will pay for all damages because of bodily injury by disease to any one employee.

         Bodily injury by disease does not include disease that results directly from a bodily injury by accident.

    3. We will not pay any claims for damages after we have paid the applicable limit of our liability under this insurance.

H.  RECOVERY FROM OTHERS

    We have your rights to recover our payment from anyone liable for an injury covered by this insurance. You will do everything necessary to protect those rights for us and to help us enforce them.

I.  ACTIONS AGAINST US

    There will be no right of action against us under this insurance unless:

    1.   You have complied with all the terms of this policy; and

    2. The amount you owe has been determined with our consent or by actual trial and final judgment.

    This insurance does not give anyone the right to add us as a defendant in an action against you to determine your liability. The bankruptcy or insolvency of you or your estate will not relieve us of our obligations under this Part.

                       PART THREE - OTHER STATES INSURANCE

A.  HOW THIS INSURANCE APPLIES


    1. This other states insurance applies only if one or more states are shown in Item 3.C. of the Information Page.

    2. If you begin work in any one of those states after the effective date of this policy and are not insured or are not self-insured for such work, all provisions of the policy will apply as though that state were listed in Item 3.A. of the Information Page.

    3. We will reimburse you for the benefits required by the workers compensation law of that state if we are not permitted to pay the benefits directly to persons entitled to them.

    4. If you have work on the effective date of this policy in any state not listed in Item 3.A. of the

WC 00 00 00 A

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

         Information Page, coverage will not be afforded for that state unless we are notified within thirty days.

B.  NOTICE

    Tell us at once if you begin work in any state listed in Item 3.C. of the Information Page.

                    PART FOUR - YOUR DUTIES IF INJURY OCCURS

Tell us at once if injury occurs that may be covered by this policy. Your other duties are listed here.

    l. Provide for immediate medical and other services required by the workers compensation law.

    2. Give us or our agent the names and addresses of the injured persons and of witnesses, and other information we may need.

    3. Promptly give us all notices, demands and legal papers related to the injury, claim, proceeding or suit.

    4. Cooperate with us and assist us, as we may request, in the investigation, settlement or defense of any claim, proceeding or suit.

    5. Do nothing after an injury occurs that would interfere with our right to recover from others.

    6. Do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.

                               PART FIVE - PREMIUM

A.  OUR MANUALS

    All premium for this policy will be determined by our manuals of rules, rates, rating plans and classifications. We may change our manuals and apply the changes to this policy if authorized by law or a governmental agency regulating this insurance.

B.  CLASSIFICATIONS

    Item 4 of the Information Page shows the rate and premium basis for certain business or work classifications. These classifications were assigned based on an estimate of the exposures you would have during the policy period. If your actual exposures are not properly described by those classifications, we will assign proper classifications, rates and premium basis by endorsement to this policy.

C. REMUNERATION

    Premium for each work classification is determined by multiplying a rate times a premium basis. Remuneration is the most common premium basis. This premium basis includes payroll and all other remuneration paid or payable during the policy period for the services of:

    1.   All your officers and employees engaged in work covered by this policy;
         and

    2. All other persons engaged in work that could make us liable under Part One (Workers Compensation Insurance) of this policy. If you do not have payroll records for these persons, the contract price for their services and materials may be used as the premium basis. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured their workers compensation obligations.

D.  PREMIUM PAYMENTS

    You will pay all premium when due. You will pay the premium even if part or all of a workers compensation law is not valid.

E.  FINAL PREMIUM

    The premium shown on the Information Page, schedules, and endorsements is an estimate. The final premium will be determined after this policy ends by using the actual, not the estimated, premium basis and the proper classifications and rates that lawfully apply to the business and work covered by this policy. If the final premium is more than the premium you paid to us, you must pay us the balance. If it is less, we will refund the balance to you. The final premium will not be less than the highest minimum premium for the classifications covered by this policy.

    If this policy is canceled, final premium will be determined in the following way unless our manuals provide otherwise.

    1. If we cancel, final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the pro rata share of the minimum premium.

    2. If you cancel, final premium will be more than pro rata; it will be based on the time this policy was in force, and increased by our short rate

WC 00 00 00 A

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                                 INSURED'S COPY

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         cancellation table and procedure. Final premium will not be less than the minimum premium.

F.  RECORDS

    You will keep records of information needed to compute premium. You will provide us with copies of those records when we ask for them.

G.  AUDIT

    You will let us examine and audit all your records that relate to this policy. These records include ledgers, journals, registers, vouchers, contracts, tax reports, payroll and disbursement records, and programs for storing and retrieving data. We may conduct the audits during regular business hours during the policy period and within three years after the policy period ends. Information developed by audit will be used to determine final premium. Insurance rate service organizations have the same rights we have under this provision.


                             PART SIX - CONDITIONS

A.  INSPECTION

    We have the right, but are not obliged to inspect your workplaces at any time. Our inspections are not safety inspections. They relate only to the insurability of the workplaces and the premiums to be charged. We may give you reports on the conditions we find. We may also recommend changes. While they may help reduce losses, we do not undertake to perform the duty of any person to provide for the health or safety of your employees or the public. We do not warrant that your workplaces are safe or healthful or that they comply with laws, regulations, codes or standards. Insurance rate service organizations have the same rights we have under this provision.

B.  LONG TERM POLICY

    If the policy period is longer than one year and sixteen days, all provisions of this policy will apply as though a new policy were issued on each annual anniversary that this policy is in force.

C.  TRANSFER OF YOUR RIGHTS AND DUTIES

    Your rights or duties under this policy may not be transferred without our written consent.

    If you die and we receive notice within thirty days after your death, we will cover your legal representative as insured.

D.  CANCELLATION

    1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancellation is to take effect.

    2. We may cancel this policy. We must mail or deliver to you not less than ten days advance written notice stating when the cancellation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

    3. The policy period will end on the day and hour stated in the cancellation notice.

    4. Any of these provisions that conflicts with a law that controls the cancellation of the insurance in this policy is changed by this statement to comply with that law.

E. SOLE REPRESENTATIVE

    The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium, and give or receive notice of cancellation.

WC 00 00 00 A

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                                 INSURED'S COPY

In WITNESS WHEREOF, the company has caused this policy to be executed and attested, but this policy shall not be valid unless countersigned by a duly authorized representative of the company.


         /s/ WILLIAM D. SMITH                        /s/ [ILLEGIBLE]
         --------------------                        ---------------
              President                                 President
        The Insurance Company                       National Union Fire
     of The State of Pennsylvania                  Insurance Company of
      Birmingham Fire Insurance                       Pittsburgh, PA
       Company of Pennsyivania


        /s/ WALTER L. MOONEY                         /s/ [ILLEGIBLE]
        --------------------                         ---------------
              President                                 President
       Commerce and Industry                          American Home
         Insurance Company                          Assurance Company


                              /s/ ELIZABETH M. TUCK
                              ---------------------
                                    Secretary
             National Union Fire Insurance Company of Pittsburgh, PA
                         American Home Assurance Company
               The Insurance Company of The State of Pennsylvania
                Birmingham Fire Insurance Company of Pennsylvania
                     Commerce and Industry insurance Company


WC 00 00 00 A

                                     7 of 7

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-43                UTAH
-------------------          --------           ------------------------------
POLICY PREFIX & NO.          SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                               PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY PROVIDED    CODE     ESTIMATED TOTAL       PER $100 OF         ESTIMATED
ELSEWHERE IN THIS POLICY, DO NOT MODIFY ANY OF THE        NO.   ANNUAL REMUNERATION     REMUNERATION      ANNUAL PREMIUMS
OTHER PROVISIONS OF THIS POLICY.
OUTSOURCE INTERNATIONAL, INC.

8000 NORTH FEDERAL HIGHWAY
BOCA RATON, FL 33487

CLERICAL OFFICE EMPLOYEES NOC                               8810       394,000             0.31                 1,221

UNMODIFIED PREMIUM                                                                                              1,221
INCREASE LIMITS-EMPLOYER LIABILITY         3.3%             9812                                                1,261
TOTAL UNMODIFIED PREMIUM                                                                                           40
EXPERIENCE MODIFICATION (TENTATIVE)         .79             9898                                                 (265)
MODIFIED STANDARD PREMIUM                                                                                         996
UNDISCOUNTED PREMIUM                                                                                              996
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                    996

TOTAL DUE                                                                                                         996
--------------------------------------------------------------------------------------------------------------------------

WC 7754 (ED. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM


RM WC 217-79-43              WISCONSIN
------------------           ---------           ------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYMENT ID

                                                 ------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------
4. CLASSIFICATION OF OPERATIONS                                    PREMIUM BASIS        RATES
-------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY PROVIDED   CODE      ESTIMATED TOTAL     PER $100 OF       ESTIMATED
ELSEWHERE IN THIS POLICY, DO NOT MODIFY ANY OF           NO.    ANNUAL REMUNERATION  REMUNERATION    ANNUAL PREMIUMS
THE OTHER PROVISIONS OF THIS POLICY.

OUTSOURCE INTERNATIONAL, INC.

8000 NORTH FEDERAL HIGHWAY
BOCA RATON, FL 33487

STORES-HARDWARE-RETAIL-INCLUDING DRIVERS                8010                 16,700          2.24               374

LABOR WORLD OF AMERICA, INC.

2033 LATHROP AVENUE
RACINE, WI 53405

FARM: NURSERY EMPLOYEES & DRIVERS                       0005                 24,100          5.36             1,292
INCLUDES INCIDENTAL LANDSCAPE GARDENING

FLORIST & DRIVERS                                       0035                   1,600         3.04                49

LANDSCAPE GARDENING & DRIVERS                           0042                  22,100         8.82             1,949

CEMENT MFG                                              1701                   2,300         9.25               213

BAKERY & DRIVERS, ROUTE SUPERVISORS                     2003                  23,600         4.82             1,138

CONFECTION MFG                                          2041                   1,400         5.25                74

PACKING HOUSE - ALL OPERATIONS NPD                      2089                     150         6.22                 9

MEAT PRODUCTS MFG NOC                                   2095               1,456,300         6.60            96,116

CANNERIES                                               2111                   3,000         4.45               134

TEXTILE FIBER MFG - SYNTHETIC                           2305                  18,600         2.23               415

LEATHERS--WASHING STEAMING, CLEANING                    2585                     900         4.56                41
AND RENOVATING

PIPE OR TUBE MFG NOC & DRIVERS                          3022                  14,600         6.04               882

IRON WORKS - SHOP - DECORATIVE                          3041                   7,300         4.31               315
FOUNDRIES

MFG                                                     3145                  29,100         3.21               934
--------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-43                 WISCONSIN
------------------              ----------       ------------------------------
POLICY PREFIX & NO.              SCHEDULE        STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

---------------------------------------------------------------------------------------------------------------------------
ITEM-4. CLASSIFICATION OF OPERATIONS                               PREMIUM BASIS              RATES
---------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY           CODE     ESTIMATED TOTAL PER       PER $100 OF          ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY        NO.     ANNUAL REMUNERATION       REMUNERATION       ANNUAL PREMIUM
ANY OF THE OTHER PROVISIONS OF THIS POLICY.

ELECTRICAL APPARATUS MFG NOC                           3179                  90,700              3.75                 3,401

WIRE GOODS MFG NOC                                     3257                   6,500              5.12                   333

HEAT TREATING-METAL-N P D                              3307                   3,200              8.51                   272

WATCH MFG                                              3385                  13,700              2.63                   360

METAL STAMPING MFG                                     3400                  73,900              5.37                 3,968
  APPLICABLE TO MASS PRODUCTION
  MANUFACTURING OF STAMPED METAL
  ARTICLES INCLUDING, BUT NOT LIMITED
  TO, LICENSE PLATES, TAGS, TOYS,PIE
  PLATES, BUCKETS AND WASTE BASKETS.

AGRICULTURAL OR CONSTRUCTION MACHINERY
MFG                                                    3507                  17,800              5.32                   947

A___ MFG NOC                                           3548                  30,600              2.79                   854

PUMP MFG                                               3612                  44,400              3.72                 1,652

MACHINE SHOP NOC                                       3632                 179,600              3.44                 6,178

ELECTRIC POWER OR TRANSMISSION EQUIPMENT               3643                   6,000              3.33                   200
MFG

AUTOMOBILE RADIATOR MFG NPD                            3807                   1,300              3.96                    51

AUTOMOBILE MFG                                         3808                   5,200              3.44                   179

PAPER MFG                                              4239                   1,000              2.45                    25

PAPER GOODS MFG. NOC                                   4279                 318,600              2.91                  9,271

PRINTING                                               4299                  29,600              2.63                    778

B0OKBINDING                                            4307                   7,800              3.20                    250

RUBBER GOODS MFG N0C                                   4410                  31,300              4.45                  1,393

PLASTICS-FABRICATED PRODUCTS MFG N0C                   4452                  33,200              4.02                  1,335

___ICS MFG: SHEETS RODS OR TUBES                       4459                  88,400              3.76                  3,324

----------------------------------------------------------------------------------------------------------------------------

WC 7764 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-43           WISCONSIN
------------------        ----------             -------------------------------
POLICY PREFIX & NO.        SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

---------------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                                      PREMIUM BASIS        RATES
---------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY                   CODE      ESTIMATED TOTAL     PER $100 OF      ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY                NO.    ANNUAL REMUNERATION  REMUNERATION   ANNUAL PERMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.

PLASTICS MFG: MOLDED PRODUCTS NOC                              4484             83,500                 3.59         2,998

PHARMACEUTICAL OR SURGICAL GOODS MFG NOC                       4693              6,500                 1.69           110

GRANDSTANDS OR BLEACHERS ERECTION-                             5102              1,000                12.27           123
PORTABLE-METAL

FURNITURE OR FIXTURES INSTALLATION -                           5146             11,100                 6.80           775
PORTABLE - NOC

PLUMBING NOC & DRIVERS                                         5183              3,000                 5.74           172

CARPENTRY - INSTALLATION OF FINISHED                           5437              6,800                 8.32           566
WOODEN FLOORING

SHEET ROCK INSTALLATION - WITHIN                               5445              5,300                 8.48           449
BUILDINGS - & DRIVERS

TMEKEEPERS-CONSTRUCTION OR ERECTION                            5610          1,180,500                 5.16        60,914

FOOD SUNDRIES MFG.N 0 C -NO CEREAL                             6504             12,300                 4.31           530
MILLING

FIRE EXTINGUISHING SYSTEMS-DRY CHEMICAL-                       7380             29,500                 5.42         1,599
SERVICE

STORE RISKS- RETAIL- N.O.C.                                    8017             14,100                 1.62           228

STORE RISKS- WHOLESALE, OR COMBINED                            8018             89,300                 3.92         3,501
WHOLESALE AND RETAIL- N.O.C.

FURNITURE STORES --WHOLESALE OR RETAIL                         8044              9,200                 2.99           275
& DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS                       8058                300                 3.06             9
ONLY:
STORE EMPLOYEES

MACHINERY DEALER NOC - STORE OR YARD-                          8107             19,700                 4.04           796
& DRIVERS

VEGETABLE PACKING & SALESMEN, DRIVERS                          8209              3,000                 5.93           178

BUILDING MATERIAL DEALER - NEW MATERIALS                       8232             22,500                 5.66         1,274
--------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-43            WISCONSIN
-------------------        ---------            --------------------------------
POLICY PREFIX & NO.         SCHEDULE            STATE EMPLOYER/UNEMPLOYMENT ID

                                                --------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

-----------------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                                  PREMIUM BASIS          RATES
-----------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY                CODE     ESTIMATED TOTAL       PER $100 OF        ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY             NO.   ANNUAL REMUNERATION     REMUNERATION     ANNUAL PREMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.

0NLY:
ALL OTHER EMPLOYEES YARD, WAREHOUSE,
DRIVERS

RUBBER STOCK DEALER USED - AND DRIVERS NPD                  8264              85,900            10.58              9,088

IRON SCRAP DEALER NPD                                       8265              17,300            12.66              2,190

STORAGE WAREHOUSE - COLD                                    8291              16,000             4.00                640

TORAGE WAREHOUSE NOC                                        8292             133,700             6.36              8,503

STORAGE WAREHOUSE - FURNITURE - &                           8293              44,700            12.66              5,659
DRIVERS

GASOLINE OR OIL SUPPLY STATIONS-                            8387                 400             3.65                 15
MAINTENANCE BY LESSORS:
___S REVIEWS THE CLASSIFICATION ASSIGNMENT
OF EMPLOYEES OF OIL AND GASOLINE DISTRIBUTING
COMPANIES ENGAGED IN MAINTAINING GASOLINE OR
OIL SUPPLY STATIONS OWNED BY SUCH COMPANIES BUT
LEASED TO OTHERS FOR OPERATION. THE WORK OF THESE
EMPLOYEES INVOLVES SUCH OPERATIONS AS THE MINOR
ADJUSTMENT, REPAIR AND CLEANING OF AIR COMPRESSORS,
GASOLINE PUMPS AND OTHER MECHANICAL EQUIPMENT;
INSPECTION OF PREMISES; MAINTENANCE OF LAVORATORIES;
PAINTING THE INTERIOR AND EXTERIOR OF THE BUILDINGS;
AND IN GENERAL KEEPING THE PREMISES IN AN ATTRACTIVE
CONDITION. THEIR WORK DOES NOT INVOLVE ANY NEW CONSTRUCTION
OR ALTERATION WORK ON BUILDINGS; NOR TO ANY APPRECIABLE
DEGREE, THE INSTALLATION OF GASOLINE PUMPS AND TANKS SINCE
SUCH WORK IS LET TO CONTRACTORS SPECIALIZING IN IT.
CONSIDERATION HAS BEEN GIVEN TO THESE MAINTENANCE ACTIVITIES,
AND IT IS THE RULING THAT THE OPERATIONS IN
QUESTION ARE ESSENTIALLY THE SAME AS THOSE CONDUCTED IN COMPANY
OWNED AND OPERATED STATIONS AND THEREFORE, ARE PROP-
---------------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-43             WISCONSIN
------------------          ---------           -------------------------------
POLICY PREFIX & NO.          SCHEDULE           STATE EMPLOYER/UNEMPLOVMENT ID

                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

------------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                              PREMIUM BASIS          RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY         CODE        ESTIMATED TOTAL      PER $100 OF        ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY      NO.      ANNUAL REMUNERATION    REMUNERATION     ANNUAL PERMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.

ERLY ASSIGNABLE, BY ANALOGY, TO
CLASSIFICATION 8380--"GASOLINE-
STATIONS--RETAIL--& DRIVERS."

AUTOMOBILE STORAGE GARAGE OR PARKING                 8392                 68,800              2.19               1,507
STATION & DRIVERS

SALESPERSONS, COLLECTORS OR MESSENGERS-              8742                106,500              0.68                 724
OUTSIDE

CLERICAL OFFICE EMPLOYEES NOC                        8810              1,361,700              0.27               3,677

RETIREMENT LIVING CENTERS:                           8826                    900              3.00                  27
ALL OTHER EMPLOYEES & SALESPERSONS,
DRIVERS

BUILDINGS--OPERATIONS BY CONTRACTORS                 9014                 16,600              4.47                 742

____ER                                               9079                    900              2.31                  21

RELIGIOUS ORGANIZATION:                              9101                  3,400              3.67                 125
ALL OTHER EMPLOYEES

LAWN MAINTENANCE - COMMERCIAL OR                     9102                 71,400              4.32               3,084
DOMESTIC & DRIVERS
CODES 9102 AND 0042, LANDSCAPE GARDENING
AND DRIVERS MAY BE ASSIGNED TO THE SAME RISK.
THE PAYROLL OF AN INDIVIDUAL EMPLOYEE
MAY BE DIVIDED AND ALLOCATED BETWEEN CODES
0042 AND 9102 PROVIDED THAT THE ENTRIES ON
THE ORIGINAL RECORDS OF THE INSURED
DISCLOSE AN ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL. AN ESTIMATE OR PERCENTAGE ALLOCATION
OF PAYROLL IS N0T PERMITTED.

AMUSEMENT PARKS OR EXHIBITIONS                       9180                  1,200              8.63                104

___SHES, GARBAGE OR REFUSE COLLECTION &              9403                 28,200             10.78              3,040
DRIVERS

PAINTING: SHOP ONLY & DRIVERS NPD                    9501                  2,200              4.73                104
-----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-43                WISCONSIN
------------------             ---------         -------------------------------
POLICY PREFIX & NO.             SCHEDULE         STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-----------------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
-----------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY          CODE       ESTIMATED TOTAL         PER $100 OF          ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY       NO.     ANNUAL REMUNERATION      REMUNERATION       ANNUAL PREMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.

UNMODIFIED PREMIUM                                                                                                 252,433
INCREASED LIMITS-EMPLOYER LIABILITY   3.3%             9812                                                          8,330
TOTAL UNMODIFIED PREMIUM                                                                                           260,763
EXPERIENCE MODIFICATION (TENTATIVE)    .79             9898                                                        (54,760)
MODIFIED STANDARD PREMIUM                                                                                          206,003
UNDISCOUNTED PREMIUM                                                                                               206,003
EXPENSE CONSTANT                                       0900                                                            160
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                     206,163

TOTAL DUE                                                                                                          206,163
-----------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

                       LARGE RISK RATING PLAN ENDORSEMENT
                                  (SHORT FORM)

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                        RM WC 217-79-43
Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.


The premium for this policy will be determined according to the Large Risk Rating Plan Endorsement attached to policy No.RMWC2177940


53820                         COUNTERSIGNED BY ________________________________
(ED. 07-92)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

       LONGSHORE AND HARBOR WORKERS' COMPENSATION ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is atttached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-43
Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

This endorsement applies only to work subject to the Longshore and Harbor Workers' Compensation Act in a state shown in the Schedule. The policy applies to that work as though that state were listed in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C.  WORKERS' COMPENSATION LAW

    Workers' Compensation Law means the workers or workman's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Longshore and Harbor Workers' Compensation Act.

This endorsement does not apply to work subject to the Defense Base Act, the Outer Continental Shelf Lands Act, or the Nonappropriated Fund Instrumentalities Act.

                                    Schedule

STATE                                       LONGSHORE AND HARBOR WORKERS'
-----                                   COMPENSATION ACT COVERAGE PERCENTAGE
                                        ------------------------------------

UTAH                                                 105.00
WISCONSIN                                             40.00


The rates for classifications with code numbers not followed by the letter "F" are rates for work not ordinarily subject to the Longshore and Harbor Workers' Compensation Act. If this policy covers work under such classifications, and if the work is subject to the Longshore and Harbor Workers' Compensation Act, those non-F classification rates will be increased by the Longshore and Harbor Workers' Compensation Act Coverage Percentage shown in the Schedule.


WC 00 01 06 A                 COUNTERSIGNED BY ________________________________
(ED. 04-92)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                         ALTERNATE EMPLOYER ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-43

Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

    This endorsement applies only with respect to bodily injury to your employees while in the course of special or temporary employment by the alternate employer in the state named in Item 2 of the Schedule. Part One (Workers Compensation Insurance) and Part Two (Employers Liability Insurance) will apply as though the alternate employer is insured. If an entry is shown in Item 3 of the Schedule the insurance afforded by this endorsement applies only to work you perform under the contract or at the project named in the Schedule.

    Under Part One (Workers Compensation Insurance) we will reimburse the alternate employer for the benefits required by the workers compensation law if we are not permitted to pay the benefits directly to the persons entitled to them.

    The insurance afforded by this endorsement is not intended to satisfy the alternate employer's duty to secure its obligations under the workers compensation law. We will not file evidence of this insurance on behalf of the alternate employer with any government agency.

    We will not ask any other insurer of the alternate employer to share with us a loss covered by this endorsement.

    Premium will be charged for your employees while in the course of special or temporary employment by the alternate employer.

    The policy may be cancelled according to its terms without sending notice to the alternate employer.

    Part Four (Your Duties If Injury Occurs) applies to you and the alternate employer. The alternate employer will recognize our right to defend under Parts One and Two and our right to inspect under Part Six.

                                    SCHEDULE

1.    ALTERNATE EMPLOYER                                   ADDRESS
2.    STATE OF SPECIAL OR TEMPORARY EMPLOYMENT
3.    CONTRACT OR PROJECT



          "ANY CLIENT IS INCLUDED AS AN ALTERNATE EMPLOYER AS RESPECTS THE USE OF TEMPORARY OR LEASED EMPLOYEES OF OUTSOURCE INTERNATIONAL AND AFFILIATED RELATED COMPANIES PER WRITTEN AGREEMENT BETWEEN THE PARTIES PRIOR TO LOSS."



WC 00 03 01 A                 COUNTERSIGNED BY ________________________________
(ED. 02-89)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

  VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY COVERAGE ENDORSEMENT


This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-43

Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

This endorsement adds Voluntary Compensation Insurance to the policy.


A.  HOW THIS INSURANCE APPLIES
    This insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1. The bodily injury must be sustained by an employee included in the group of employees described in the Schedule.

    2. The bodily injury must arise out of and in the course of employment necessary or incidental to work in a state listed in the Schedule.

    3. The bodily injury must occur in the United States of America, its territories or possessions, or Canada, and may occur elsewhere if the employee is a United States or Canadian citizen temporarily away from those places.

    4.   Bodily injury by accident must occur during the policy period.

    5. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.  WE WILL PAY
    We will pay an amount equal to the benefits that would be required of you if you and your employees described in the Schedule were subject to the workers compensation law shown in the Schedule. We will pay those amounts to the persons who would be entitled to them under the law.

C.  EXCLUSIONS
    This insurance does not cover:

    1. any obligation imposed by a workers compensation or occupational disease law, or any similar law.

    2.   bodily injury intentionally caused or aggravated by you.

D.  BEFORE WE PAY
    Before we pay benefits to the persons entitled to them, they must:

    1. Release you and us, in writing, of all responsibility for the injury or death.

    2. Transfer to us their right to recover from others who may be responsible for the injury or death.

    3. Cooperate with us and do everything necessary to enable us to enforce the right to recover from others.

    If the persons entitled to the benefits of this insurance fail to do those things, our duty to pay ends at once. If they claim damages from you or from us for the injury or death, our duty to pay ends at once.


WC 00 03 11 A
(ED. 8-91)
                                   Page 1 of 2

                                 INSURED'S COPY

E.  RECOVERY FROM OTHERS
    If we make a recovery from others, we will keep an amount equal to our expenses of recovery and the benefits we paid. We will pay the balance to the persons entitled to it. If the persons entitled to the benefits of this insurance make a recovery from others, they must reimburse us for the benefits we paid them.

F.  EMPLOYERS LIABILITY INSURANCE
    Part Two (Employers Liability Insurance) applies to bodily injury covered by this endorsement as though the State at employment shown in the Schedule were shown in Item 3.A of the Information Page.

                            Schedule

                                                            DESIGNATED WORKERS
EMPLOYEES                         STATE OF EMPLOYMENT        COMPENSATION LAW
---------                         -------------------        ----------------

ALL OFFICERS AND                  ALL STATES EXCEPT            STATE OF HIRE
EMPLOYEES NOT SUBJECT             AL, AZ, IA, IN, KY, LA
TO THE WORKERS COMPENSATION       MA, MI, MN, M0, MS, NE
LAW EXCEPT MASTERS OR MEMBERS     NH, NM, NY, PA, SC, TN
OF THE CREW OF ANY VESSEL         MD, VA, CA, ID, OR


This endorsement does not apply in New Jersey, Nevada, North Dakota, Ohio, Washington, Wisconsin, West Virginia, Wyoming, and Maine.



WC 00 03 11 A                 COUNTERSIGNED BY ________________________________
(ED. 8-91)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                       ANNIVERSARY RATING DATE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-43

Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

The premium and rates for this policy, and the experience rating modification factor, if any, may change on your anniversary rating date shown in the Schedule.

                                    SCHEDULE

ANNIVERSARY RATING DATE MAY           (MONTH) 01 (DAY)



WC 00 04 02                   COUNTERSIGNED BY ________________________________
(ED. 4-M)                                             AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                    EXPERIENCE RATING MODIFICATION FACTOR ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-43

Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

The premium for the policy will be adjusted by an experience rating modification factor. The factor was not available when the policy was issued. The factor, if any, shown on the Information Page is an estimate. We will issue an endorsement to show the proper factor, if different from the factor shown, when it is calculated.


WC 00 04 03                   COUNTERSIGNED BY ________________________________
(ED. 4-84)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                 NOTIFICATION OF CHANGE IN OWNERSHIP ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-43

Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

Experience rating is mandatory for all eligible insureds. The experience rating modification factor, if any, applicable to this policy, may change if there is a change in your ownership or in that of one or more of the entities eligible to be combined with you for experience rating purposes. Change in ownership includes sales, purchases, other transfers, mergers, consolidations, dissolutions, formations of a new entity and other changes provided for in the applicable experience rating plan manual.

You must report any change in ownership to us in writing within 90 days of such change. Failure to report such changes within this period may result in revision of the experience rating modification factor used to determine your premium.

THIS ENDORSEMENT IS NOT APPLICABLE IN NEW JERSEY, PENNSYLVANIA, MICHIGAN, ALASKA, CALIFORNIA, DELAWARE, MAINE OR TEXAS.


WC 00 04 14                   COUNTERSIGNED BY ________________________________
(ED. 07-90)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                      UTAH STATUTORY EMPLOYEE EXCLUSION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).


This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-43

Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

This endorsement applies only to the insurance provided by the policy because Utah is shown in Item 3.A. of the Information Page.

Part One (Workers Compensation Insurance), Part Two (Employers Liability Insurance), Part Three (Other States Insurance) and Part Four (Your Duties If Injury Occurs) of the policy do not apply to the insurance provided by the policy. The policy provides no insurance, and no cost is included for the assumption of risk. A premium will be charged to administer and service the policy. The policy is issued in accordance with he provisions of Utah law that authorize exceptions to the application of the statutory employer and statutory employee laws. A copy of this endorsement along with a copy of the Information Page showing the endorsement number in Item 3.D. will serve as evidence of a policy pursuant to 35-1-42(6)(c)(ii) and 35-1-42(6)(e)(ii) of the Utah Code.

The insured named in Item 1 of the Information Page certifies that it is a partnership, corporation or sole proprietorship customarily engaged in an independently established trade, occupation, profession or business with no employees other than the partners, corporate officer or officers, or owner.

As of the effective date of the policy, I, a partner, corporate officer or owner of the insured name in Item 1 of the Information Page, personally waive my entitlement to the benefits provided by the Utah Workers Compensation Act and the Utah Occupational Disease Act in the operation of the partnership, corporation or sole proprietorship and in the operation of the partnership's, corporation's or sole proprietorship's enterprise under a contract of hire for services.


---------------------------------------     ---------------------    ----------
Signature of Partner, Corporate Officer     Printed Name             Date
or Owner


---------------------------------------     ---------------------    ----------
Signature of Additional Partners or         Printed Name             Date
Corporate Officers


---------------------------------------     ---------------------    ----------
Signature of Additional Partners or         Printed Name             Date
Corporate Officers


---------------------------------------     ---------------------    ----------
Signature of Additional Partners or         Printed Name             Date
Corporate Officers


FOR YOUR PROTECTION, UTAH LAW REQUIRES THE FOLLOWING TO APPEAR ON THIS
FORM: ANY PERSON WHO KNOWINGLY PRESENTS FALSE OR FRAUDULENT UNDERWRITING INFORMATION, FILES OR CAUSES TO BE FILED A FALSE OR FRAUDULENT CLAIM FOR DISABILITY COMPENSATION OR MEDICAL BENEFITS, OR SUBMITS A FALSE OR FRAUDULENT REPORT OR BILLING FOR HEALTH CARE FEES OR OTHER PROFESSIONAL SERVICES IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN THE STATE PRISON.

This endorsement must be signed by each partner or corporate officer or owner who is waiving his or her entitlement to benefits. Attach additional copies of the endorsement if additional signatures are required.


WC 43 03 01                   COUNTERSIGNED BY ________________________________
(ED. 5-96)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                                UTAH FRAUD NOTICE

FOR YOUR protection, Utah House Bill 249, requires the following to appear on your policy:

"ANY PERSON WHO KNOWINGLY PRESENTS FALSE OR FRAUDULENT UNDERWRITING INFORMATION, FILES OR CAUSES TO BE FILED A FALSE OR FRAUDULENT CLAIM FOR DISABILITY COMPENSATION OR MEDICAL BENEFITS, OR SUBMITS A FALSE OR FRAUDULENT REPORT OR BILLING FOR HEALTH CARE FEES OR OTHER PROFESSIONAL SERVICES IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN A STATE PRISON."



WC 58977
(ED. 10-93)

                                 INSURED'S COPY

                                    WISCONSIN


                             NOTICE TO POLICYHOLDER

Loss records are maintained for your worker's compensation policy and are available on an annual basis upon written request. When requesting this data, please include the policy numbers and dates for the periods desired. Available records will be forwarded to you within 30 days of our receipt of your request.


60549WC                       COUNTERSIGNED BY ________________________________
(ED. 06-94)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                            WISCONSIN LAW ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-43

Issued to OUTSOURCE INTERNATIONAL, INC.

By NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

This endorsement applies only to the insurance provide by the policy because Wisconsin is shown in Item 3.A. of the Information Page.

This policy is amended to reflect the following changes and/or additions to clarify or comply with Wisconsin Law:

I. If our agent has knowledge of a change in or a violation of a policy condition, this will be considered our knowledge and will not void the policy or defeat a recovery for a claim.

II. "Workers Compensation Law" means Chapter 102, Wisconsin Statutes. It does not include and this policy does not apply to any obligation under Chapter 40, Wisconsin Statutes, or Section 66.191, Wisconsin Statues, or any amendment to these laws.

III. Any language involving "Actions Against Us" is replaced and amended to provide that no legal action may be brought against us until there has been full compliance with all the terms of this policy.

IV. Any language involving "Recovery From Others" is amended to provide that we are entitled to recover our payments under this policy from anyone liable for the covered injury, but only if you and the person entitled to benefits under this insurance have been fully compensated.

V. If an injury occurs that may be covered by this insurance, the policy is amended to provide that you must notify us of the injury as soon as reasonably possible.

VI. The CANCELATION Condition of the policy, as respects coverage provided in Wisconsin, is replaced by the following provisions.

     A.  CANCELATION

         1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancelation is to take effect.

         2. We may cancel the policy for any reason if the policy has been in effect for less than sixty (60) days. If the policy is issued for a term longer than one year or for an indefinite term, we may cancel the the policy for any reason on an annual anniversary of the policy effective date. We may cancel the policy at any other time for the following reasons:

             a.  you fail to pay all premium when due;

             b.  a material misrepresentation;

             c. a substantial breach of the obligations, conditions or warranties under the policy; or

             d. a substantial change in the risk we assumed under the policy unless it was reasonable for us to forsee the change or expect the risk when we issued the policy.


WC 48 06 01 B
(ED. 04-94)
                                      -1-

                                 INSURED'S COPY

         3. If we cancel for nonpayment of premium when due, or any other permissible reason, we must deliver or mail, first class, not less than thirty (30) days advance written notice stating when the cancelation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

         4. The policy period will end on the day and hour stated in a notice of cancelation.

     B.  NONRENEWAL

         1. You have the right to have the insurance renewed unless we deliver or mail to you not less than sixty (60) days advance written notice stating our intention not to renew this policy.

         2. We do not have to renew the insurance if you do not pay the renewal premium billing by the due date or if you accept replacement insurance, are insured elsewhere, request or agree to nonrenewal, or if the policy is expressly designated as being nonrenewable.

         3. If we renew the insurance, we may use the policy forms, rates and rating plans we are then using for similar risks. We may limit the policy to a term equivalent to the term of the expiring policy or one year, whichever is less.

         4. If we renew or offer to renew the insurance on terms or rates less favorable to you than the expiring policy, you have sixty (60) days after you receive notice of the changes to cancel. Premium will be calculated using the new rates if you cancel because of a general rate increase. Premium will be calculated using the old rates if you cancel because of a general rate increase. Premium will be calculated using the old rates if you cancel for any other reason. This does not apply to an increase in rates because of an increase in risk that results in a changed classification under the manual we are using then.



WC 48 06 01 B                 COUNTERSIGNED BY ________________________________
(ED. 04-94)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                                                                       PAGE 00 1
                              ENDORSEMENT # 0000 1

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-43

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                        NAMED INSUREDS                              FEIN
                        --------------                              ----

       00001     OUTSOURCE INTERNATIONAL, INC.                    592754571

       00002     SYNADYNE I                                       592754571
                 (DBA) PAYROLL PARTNERS

       00003     LABOR WORLD OF AMERICA, INC.                     592754571
                 (DBA) SYNADYNE III

       00004     OUTSOURCE FRANCHISING, INC.                      592754571

       00005     SYNADYNE II                                      650021598
                 (DBA) PAYROLL PARTNERS

       00006     SYNADYNE IV                                      650021598

       00007     SYNADYNE V                                       650021598

       00008     CAPITAL STAFFING FUND, INC.                      592754571

       00009     SMSB ASSOCIATES, INC.                            592754571


                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

Issue Date; 04/01/97

lwO003


                                 INSURED'S COPY

                                                                        PAGE 001
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-43

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         ADDITIONAL LOCATIONS
                         --------------------

               00001    8000 NORTH FEDERAL HIGHWAY
                        BOCA RATON                            FL         33487

               00002    2033 LATHROP AVENUE
                        RACINE                                WI         53405

               00003    322 E. BAY STREET
                        MILWAUKEE                             WI         59207

               00004    JOB SITE ONLY
                        SALT LAKE CITY                        UT         84101

               00005    2033 LATHROP AVENUE
                        RACINE                                WI         53405

               00006    2033 LATHROP AVENUE
                        RACINE                                WI         53405

               00007    2033 LATHROP AVENUE
                        RACINE                                WI         53405

               00008    2033 LATHROP AVENUE
                        RACINE                                WI         53405

               00009    2033 LATHROP AVENUE
                        RACINE                                WI         53405

               00010    2033 LATHROP AVENUE
                        RACINE                                WI         53405


                                           ------------------------------------
                                           AUTHORIZED REPRESENTATIVE
Issue Date: 04/01/97

lwO004

                                 INSURED'S COPY

                               ENDORSEMENT # 00002


This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-43

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                              ADDITIONAL LOCATIONS
                              --------------------

             00011        2033 LATHROP AVENUE
                          RACINE                           WI    53405


                                            -----------------------------------
                                            AUTHORIZED REPRESENTATIVE

Issue Date: 04/01/97

lwO004

                                 INSURED'S COPY

                               ENDORSEMENT # 00003


This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-43

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NOTICE OF CANCELLATION

PART SIX, PARAGRAPH D.2. OF THE WORKERS' COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY IS REPLACED BY THE FOLLOWING:

WE MAY CANCEL THIS POLICY. WE MUST MAIL OR DELIVER TO YOU NOT LESS THAN NINETY
(90) DAYS ADVANCE WRITTEN NOTICE, TEN (10) DAYS FOR NON-PAYMENT OF PREMIUM STATING WHEN THE CANCELLATION IS TO TAKE EFFECT. MAILING THAT NOTICE TO YOU AT YOUR MAILING ADDRESS SHOWN IN ITEM 1 OF THE INFORMATION PAGE WILL BE SUFFICIENT TO PROVE NOTICE.

                                            -----------------------------------
                                            AUTHORIZED REPRESENTATIVE

Issue Date: 04/01/97

lwO014

                                 INSURED'S COPY

                                   ENDORSEMENT

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-43

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

THIS POLICY PROVIDES NO COVERAGE IN THE STATE OF MAINE.



                                           ------------------------------------
                                           AUTHORIZED REPRESENTATIVE
Issue Date: 04/01/97

WC880001

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               ARIZONA
------------------            --------           ------------------------------
POLICY PREFIX & No.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

----------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                              PREMIUM BASIS          RATES
----------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY           CODE       ESTIMATED TOTAL      PER $100 OF       ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY        NO.     ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.

CONSTRUCTION OF PRIVATE RESIDENCE

FENCE ERECTION - WOOD NOC                              5403               88,500              24.24             21,452

CARPENTRY - INSTALLATION OF FINISHED                   5437                  400               8.13                 33
WOODEN FLOORING

WATERPROOFING -ROOFS OF MOBILE                         5474D               4,300              13.28                571
HOMES & DRIVERS.

AIR CONDITIONING SYSTEMS - REFRIGERATED                5537                1,200               9.64                116
AND EVAPORATED AIR CONDITIONING SHOP
AND OUTSIDE AND DRIVERS

CLEANER - DEBRIS REMOVAL                               5610              102,600               7.55              7,746

GRADING OF LAND NOC & DRIVERS                          6217                  200               9.83                 20

F___ SUNDRIES MFG.N 0 C -NO CEREAL                     6504               27,200               4.26              1,159
MILLING

AUTOMOBILE RENTAL CO: ALL OTHER                        7382                2,000               8.00                160
EMPLOYEES & DRIVERS

ELECTRIC LIGHT OR POWER COMPANY-NOC-ALL                7539                  300               2.96                  9
EMPLOYEES-& DRIVERS

BURGLAR ALARM INSTALLATION OR REPAIR                   7605                1,200               3.47                 42
& DRIVERS

AUTOM0BILE RENTAL CO:                                  8002                  500               2.87                 14
ALL OTHER EMPLOYEES & COUNTER
PERSONNEL,DRIVERS

STORE: HARDWARE                                        8010                4,700               2.51                118

CLUB SHOOTING                                          8017               96,900               2.33              2,258

STORE GROCERY WHOLESALE                                8018               40,000               4.93              1,972

FURNITURE STORES --WHOLESALE OR RETAIL                 8044               40,300               3.13              1,261
& DRIVERS

MOBILE ACCESSORY STORES RETAIL-                        8046                5,600               2.58                144
_____& DRIVERS
----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44                ARIZONA
------------------             --------          -------------------------------
POLICY PREFIX & NO.            SCHEDULE          STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

---------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS          RATES
---------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY           CODE     ESTIMATED TOTAL       PER $100 OF       ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY        NO.   ANNUAL REMUNERATION     REMUNERATION    ANNUAL PREMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.
STORE: DRUG - WHOLESALE                                8047                2,300              3.72                86

STORE: FIVE AND TEN CENT                               8050                  300              1.44                 4

BUILDING MATERIAL DEALER - NEW MATERIALS               8058                9,600              4.10               394
ONLY:
STORE EMPLOYEES

METAL MERCHANT & DRIVERS                               8106                3,000             10.28               308
  APPLIES TO DEALERS OF IRON, STEEL OR
  NONFERROUS METAL.

PLUMBERS' SUPPLIES DEALER & DRIVERS NPD                8111                2,200              3.46                76

CONTRACTOR'S PERMANENT YARD                            8227D                 200              8.77                18

____DEALER NPD                                         8263                1,700              8.68               148

STORAGE WAREHOUSE - COLD                               8291                4,800              7.12               342

STORAGE WAREHOUSE NOC                                  8292              140,600              5.94             8,352

STORAGE WAREHOUSE - FURNITURE &                        8293               18,800             12.00             2,256
DRIVERS

AUTOMOBILE CAR WASH AND DRIVERS                        8380               13,300              4.38               583

AUTOMOBILE RENTAL CO.GARAGE EMPLOYEES                  8385               12,700              4.70               597

SALESPERSONS, COLLECTORS OR MESSENGERS                 8742               76,400              0.66               504
OUTSIDE

LETTER SERVICE SHOP & CLERICAL NPD                     8800                  100              3.08                 3

CLERICAL OFFICE EMPLOYEES NOC                          8810              585,500              0.47             2,752

TELEPHONE OR TELEGRAPH CO: OFFICE OR                   8901                  100              0.52                 1
EXCHANGE EMPLOYEES & CLERICAL

MOBILE POWER CLEANING SERVICE -NOC- BY                 9014D              29,600              5.95             1,761
CONTRACTOR

___EMENT PARK OR EXHIBITION                            9016                  900              4.58                41
OPERATION & DRIVERS
--------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               ARIZONA
-------------------           --------          --------------------------------
POLICY PREFIX & NO.           SCHEDULE          STATE EMPLOYER/UNEMPLOYMENT ID

                                                --------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

---------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                               PREMIUM BASIS         RATES
---------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY           CODE       ESTIMATED TOTAL      PER $100 OF       ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY        NO.     ANNUAL REMUNERATION   REMUNERATION    ANNUAL PREMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.
HOTEL: ALL OTHER EMPLOYEES &                           9052D                 200             4.06                   8
SALESPERSONS, DRIVERS

HOTEL: RESTAURANT EMPLOYEES                            9058D                 200             3.07                   6

LAWN MAINTENANCE - COMMERCIAL OR                       9102                1,000             7.02                  70
DOMESTIC & DRIVERS CODES 9102 AND 0042,
LANDSCAPE GARDENING AND DRIVERS MAY BE ASSIGNED
TO THE SAME RISK. THE PAYROLL OF AN INDIVIDUAL
EMPLOYEE MAY BE DIVIDED AND ALLOCATED BETWEEN CODES
0042 AND 9102 PROVIDED THAT THE ENTRIES ON THE
ORIGINAL RECORDS OF THE INSURED DISCLOSE AN
ALLOCATION OF EACH INDIVIDUAL'S PAYROLL. AN ESTIMATE
OR PERCENTAGE ALLOCATION OF PAYROLL IS PERMITTED.

ASHES, GARBAGE OR REFUSE COLLECTION &
DRIVERS                                                9403             124,700             14.10              17,583

PAINTING: SHOP ONLY & DRIVERS NPD                      9501D              1,500              3.44                  52

UNMODIFIED PREMIUM                                                                                            136,663
INCREASED LIMITS-EMPLOYER LIABILITY       2%           9812                                                     2,733
LOSS REIMBURSEMENT $250,000                            9962                                                    (8,289)
T0TAL UNMODIFIED PREMIUM                                                                                      131,107
EXPERIENCE MODIFICATION (TENTATIVE)     .79            9898                                                   (27,532)
SCHEDULE MODIFICATION                    25%           9887                                                   (25,894)
MODIFIED STANDARD PREMIUM                                                                                      77,681
---------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44                ARIZONA
-------------------            --------          -------------------------------
POLICY PREFIX & NO.            SCHEDULE          STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

----------------------------------------------------------------------------------------------------------------------
ITEM 4. CLASSIFICATION OF OPERATIONS                                PREMIUM BASIS         RATES
----------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY          CODE         ESTIMATED TOTAL      PER $100 OF       ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY       NO.       ANNUAL REMUNERATION   REMUNERATION    ANNUAL PREMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.

UNDISCOUNTED PREMIUM                                                                                            77,681
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                  77,681

TOTAL DUE                                                                                                       77,681
----------------------------------------------------------------------------------------------------------------------

WC 7754(Ed.4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

     RM WC 217-79-44          MARYLAND
   ---------------------    ------------      -------------------------------
     Policy Prefix & No.      Schedule        State Employer/Unemployment ID

                                              -------------------------------
                                              Intra/Independent State Risk ID

-------------------------------------------------------------------------------------------------------------------------------
       ITEM 4. CLASSIFICATION OF OPERATIONS                                 PREMIUM BASIS           RATES
-------------------------------------------------------------------------------------------------------------------------------
Entries in this item, except as specifically                    Code       Estimated Total        Per $100 of       Estimated
provided elsewhere in this policy, do not modify                 No.      Annual Remuneration    Remuneration    Annual Premiums
any of the other provisions of this policy.

SYNADYNE I

JOB SITE ONLY
REDLAND, MD 20855

CLERICAL OFFICE EMPLOYEES NOC                                    8810           818,500             0.32           2,619

LABOR WORLD OF AMERICA, INC.

JOB SITE ONLY
BALTIMORE, MD 21201

CARPENTRY - INSTALLATION OF FINISHED                             5437              600              6.80              41
WOODEN FLOORING

[ILLEGIBLE] CEILING OR WALL COVERING                             5538           13,500              8.05           1,087
INSTALLATION & SHOP, DRIVERS

TIMEKEEPERS-CONSTRUCTION OR ERECTION                             5610          211,300              6.28          13,270

CARPENTRY-DWELLINGS-THREE STORIES                                5651              200              8.38              17
OR LESS

FOOD SUNDRIES MFG.N 0 C -NO CEREAL                               6504           23,300              3.32             774
MILLING

CHAUFFEURS & HELPERS NOC COMMERCIAL                              7380           40,300              6.34           2,555

GARBAGE WORKS                                                    7590           13,900              5.72             795

STORE: HARDWARE                                                  8010            5,300              1.76              93

STORE: RETAIL NOC                                                8017          180,000              1.95           3,510

STORE GROCERY WHOLESALE                                          8018           36,100              5.50           1,986

FURNITURE STORES --WHOLESALE OR RETAIL -                         8044            5,900              3.32             196
& DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS                         8232           22,800              4.66            1,062
[ILLEGIBLE]

[ILLEGIBLE]OTHER EMPLOYEES & YARD, WAREHOUSE,


WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

     RM WC 217-79-44          MARYLAND
   ---------------------    ------------      -------------------------------
     Policy Prefix & No.      Schedule        State Employer/Unemployment ID

                                              -------------------------------
                                              Intra/Independent State Risk ID

-------------------------------------------------------------------------------------------------------------------------------
       ITEM 4. CLASSIFICATION OF OPERATIONS                                 PREMIUM BASIS           RATES
-------------------------------------------------------------------------------------------------------------------------------
Entries in this item, except as specifically                    Code       Estimated Total        Per $100 of       Estimated
provided elsewhere in this policy, do not modify                 No.      Annual Remuneration    Remuneration    Annual Premiums
any of the other provisions of this policy.
DRIVERS

RUBBER STOCK DEALER - USED - AND                                 8264           186,700             8.18           15,272
DRIVERS NPD

STORAGE WAREHOUSE NOC                                            8292            13,600             6.06              824

STORAGE WAREHOUSE - FURNITURE -                                  8293             1,500             9.22              138
DRIVERS

OIL OR GASOLINE DEALER & DRIVERS                                 8350             2,500             6.18              155

ARCHITECT OR ENGINEER - CONSULTING NPD                           8601             1,500             1.10               17

SALESPERSONS, COLLECTORS OR MESSENGERS -                         8742            92,800             0.61              566
OUTSIDE

      -ICAL OFFICE EMPLOYEES NOC                                 8810           386,700             0.32            1,237

BUILDINGS-OPERATION BY CONTRACTORS                               9014            20,100             3.52              708

BUILDINGS NOC-OPERATION BY OWNER OR                              9015             4,200             3.78              159
LESSEE

AMUSEMENT PARK OR EXHIBITION                                     9016            19,600             3.17              621
  OPERATION & DRIVERS

HOTEL: RESTAURANT EMPLOYEES                                      9058            31,100             2.02              628

RESTAURANT NOC                                                   9082            13,300             2.68              356

CARPET INSTALLATION                                              9521             8,300             4.79              398

UNMODIFIED PREMIUM                                                                                                 49,084
INCREASED LIMITS-EMPLOYER LIABILITY            3.3%              9812                                               1,620
TOTAL UNMODIFIED PREMIUM                                                                                           50,704
EXPERIENCE MODIFICATION (TENTATIVE)            .79               9898                                            - 10,648
MODIFIED STANDARD PREMIUM                                                                                          40,056

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               MARYLAND
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL REMUNERATION         REMUNERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
LOSS REIMBURSEMENT $250,000                      9862                                                     -       22,245
UNDISCOUNTED PREMIUM                                                                                              17,811
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                    17,811

TOTAL DUE                                                                                                         17,811
------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               VIRGINIA
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL REMUNERATION         REMUNERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
SYNADINE I

JOB SITE ONLY
BEL AIR, VA 22042

CLERICAL OFFICE EMPLOYEES NOC                    8810              193,800                   0.19                    368

LABOR WORLD OF AMERICA, INC.

JOB SITE ONLY
SPRINGSFIELD, VA 22150

FARM: NURSERY EMPLOYEES & DRIVERS                0005                   50                   2.85                      1
INCLUDES INCIDENTAL LANDSCAPING
GARDENING

________ DAIRY & DRIVERS                         0036                  300                   6.25                     19

LANDSCAPE GARDENING & DRIVERS                    0042                8,500                   6.09                    518
CODES 0042 AND 9102 PARK NOC MAY BE
ASSIGNED TO THE SAME RISK. THE PAYROLL
OF AN INDIVIDUAL EMPLOYEE MAY BE
DIVIDED AND ALLOCATED BETWEEN CODES
0042 AND 9102 PROVIDED THAT THE
ENTRIES ON THE ORIGINAL RECORDS OF THE
INSURED DISCLOSE AN ALLOCATION OF EACH
INDIVIDUAL'S PAYROLL. AN ESTIMATE OR
PERCENTAGE ALLOCATION OF PAYROLL IS
NOT PERMITTED.

HAY BALING & DRIVERS                             0050                1,400                   3.67                     51

BOTTLING - NOT CARBONATED LIQUIDS OR             2156                1,800                   6.39                    115
SPIRITUOUS LIQUORS - & ROUTE
SUPERVISORS, DRIVERS NPD

BOTTLING NOC & ROUTE SUPERVISORS,                2157                  300                   4.73                     14
DRIVERS

EMBROIDERY MFG.                                  2388                  300                   1.63                      5

CARPET OR RUG MFG NOC                            2402                3,000                   2.10                     63

______ OR TENT MFG - SHOP                        2576                6,700                   2.25                    151
------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               VIRGINIA
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL REMUNERATION        REMUNERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
CARPENTRY SHOP ONLY AND DRIVERS                  2802                  100                   4.18                       4

FURNITURE ASSEMBLING-WOOD-FROM                   2881                  300                   1.87                       6
MANUFACTURED PARTS

SHEET METAL WORK - SHOP                          3066                3,000                   3.08                      92

BUTTON OR FASTENER MFG-METAL                     3131                3,000                   1.63                      49

ELECTRICAL APPARATUS MFG NOC                     3179                4,600                   1.74                      80

ELECTRIC OR GAS LIGHTING FIXTURES MFG.           3180                  600                   1.77                      11

MACHINE SHOP NOC                                 3632                1,031                   2.73                      28

ELECTRICAL APPARATUS INSTALLATION OR             3724                  100                   5.55                       6
________ & DRIVERS

CLAY OR SHALE DIGGING & DRIVERS                  4000                  900                   4.37                      39

CONCRETE PRODUCTS MFG & DRIVERS                  4034                1,500                   5.65                      85

PLASTERING OR STUCCO WORK-ON OUTSIDE OF          5022                  300                   8.10                      24
BUILDINGS

FURNITURE OR FIXTURES INSTALLATION -             5146               10,500                   4.21                     442
PORTABLE - NOC

PLUMBING NOC & DRIVERS                           5183                6,200                   4.68                     290


ELECTRICAL WIRING - WITHIN BUILDINGS             5190                  200                   3.52                       7
& DRIVERS.

COMPUTER DEVICE INSTALLATION                     5191               79,100                   0.67                     530
INSPECTION SERVICE OR REPAIR
  INCLUDES SHOP OPERATIONS.
  COMPUTER MFG. TO BE SEPARATELY
  RATED.

CONCRETE WORK-INCIDENTAL TO THE                  5215                  900                   7.19                      65
CONSTRUCTION OF PRIVATE RESIDENCE

CONCRETE CEMENT WORK - FLOORS,                   5221                1,700                   4.90                      83
ROADWAYS, YARDS OR SIDEWALKS - &
------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               VIRGINIA
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL REMUNERATION        REMUNERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
DRIVERS

SWIMMING POOL CONSTRUCTION - NOT IRON OR         5223                2,000                   4.85                     97
STEEL - & DRIVERS

MARBLE OR STONE SETTING - INSIDE                 5348               18,100                   3.98                    720

CARPENTRY NOC                                    5403              198,500                   7.91                 15,701

PLASTERING NOC & DRIVERS                         5480                  200                   7.36                     15

STREET OR ROAD CONSTRUCTION OR                   5506                1,300                   6.84                     89
RECONSTRUCTION & DRIVERS
FILLING OR GRADING TUNNELING BRIDGE OR
CULVERT BUILDING QUARRYING STONE
CRUSHING TO BE SEPARATELY RATED
FILLING OR GRADING TUNNELING BRIDGE OR
  COVERT BUILDING QUARRYING STONE
  ____HING TO BE SEPARATELY RATED

METAL CEILING OR WALL COVERING                   5538                  500                   6.27                     31
INSTALLATION & SHOP, DRIVERS

CLEANER - DEBRIS REMOVAL                         5610              403,400                   6.39                 25,777

CARPENTRY - DETACHED ONE OR TWO FAMILY           5645              102,700                   8.98                  9,222
DWELLINGS

CARPENTRY-DWELLINGS-THREE STORIES                5651                8,600                   8.79                    756
OR LESS

SALVAGE OPERATION - NO WRECKING OR ANY           5705                1,200                   1.00                     12
STRUCTURAL OPERATIONS

FOOD SUNDRIES MFG.N 0 C -NO CEREAL               6504               24,600                   2.44                    600
MILLING

TRUCKMEN: PARCEL OR PACKAGE DELIVERY -           7230                  500                   4.07                     20
ALL EMPLOYEES & SALESMEN, DRIVERS

FREIGHT HANDLING NOC COVERAGE UNDER              7350F               9,900                  10.37                  1,027
U. S. ACT

REFRIGERATOR CAR LOADING OR UNLOADING            7360               62,100                   4.38                  2,720
------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               VIRGINIA
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL REMUNERATION        REMUNERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
CHAUFFEURS & HELPERS NOC COMMERCIAL              7380                3,000                   3.51                    105

ALE OR BEER DEALER - WHOLESALE - &               7390                  600                   4.24                     24
DRIVERS

GARBAGE WORKS                                    7590               80,000                   4.46                  3,568

FLORIST-STORE-DRIVERS                            8001                  200                   1.24                      2

STORE: COFFEE, TEA OR SPICE - RETAIL             8006                  200                   2.66                      5

STORE: SHOE - RETAIL                             8008               24,100                   0.78                    188

STORE: HARDWARE                                  8010               11,700                   1.23                    144

STORE: RETAIL NOC                                8017               46,500                   1.17                    544

STORE GROCERY WHOLESALE                          8018                4,700                   2.31                    109

STORE-MEAT, GROCERY AND PROVISION                8033                2,300                   2.62                     60
COMBINED RETAIL NOC

STORE: DEPARTMENT - RETAIL - & SALESMEN          8039                3,000                   1.53                     46
CLERICAL

FURNITURE STORES --WHOLESALE OR RETAIL -         8044                7,300                   2.17                    158
& DRIVERS

AUTOMOBILE ACCESSORY STORE - RETAIL -            8046                  300                   1.63                      5
NOC & SALESMEN, DRIVERS

BUILDING MATERIAL DEALER - NEW MATERIALS         8058                5,800                   2.15                    125
ONLY:
STORE EMPLOYEES

STORE: GROCERY-CONVENIENCE-RETAIL                8061                  900                   2.84                     26

BUILDING MATERIAL DEALER - NEW MATERIALS         8232               11,500                   3.64                    419
ONLY:
ALL OTHER EMPLOYEES & YARD, WAREHOUSE,
DRIVERS

______ DEALER NPD                                8263               48,600                   5.86                  2,848
------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               VIRGINIA
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL REMUNERATION        REMUNERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
RUBBER STOCK DEALER - USED - AND                 8264                  600                   8.75                     53
DRIVERS NPD

STORAGE WAREHOUSE NOC                            8292               38,000                   3.03                  1,151

STORAGE WAREHOUSE - FURNITURE - &                8293               10,100                   5.20                    525
DRIVERS

GASOLINE STATION RETAIL SELF SERVICE             8381                  150                   2.02                      3

AUTOMOBILE STORAGE GARAGE OR PARKING             8392                3,800                   1.49                     57
STATION & DRIVERS

TRAILER BODY MFG.--NOT "HOME" TYPE:              8393                  150                   1.99                      3
  THE AUTOMOBILE BODY CLASSIFICATION
  CONTEMPLATE THE COMPLETE MANUFACTURE
  AND ASSEMBLY OF TRAILERS, INCLUDING
  CHASSIS, BODY AND INSTALLATION OF
  INTERIOR EQUIPMENT.

LETTER SERVICE SHOP & CLERICAL NPD               8800                  300                   1.84                      6

CLERICAL OFFICE EMPLOYEES NOC                    8810              269,300                   0.19                    512

BUILDINGS-OPERATION BY CONTRACTORS               9014               38,900                   2.33                    906

BUILDINGS NOC-OPERATION BY OWNER OR              9015               11,200                   2.47                    277
LESSEE

AMUSEMENT PARK OR EXHIBITION                     9016                  300                   1.71                      5
  OPERATION & DRIVERS

HOSPITAL: ALL OTHER EMPLOYEES                    9040                9,300                   2.08                    193

HOTEL - ALL EMPLOYEES & SALESPERSON &            9052               15,900                   1.96                    312
DRIVERS

HOTEL: RESTAURANT EMPLOYEES                      9058                  300                   1.68                      5

RESTAURANT NOC                                   9082                7,800                   1.71                    133

____LING LANE                                    9093                3,700                   1.04                     38

LAWN MAINTENANCE - COMMERCIAL OR                 9102                3,000                   2.08                     84
------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44               VIRGINIA
---------------          ---------------         -------------------------------
POLICY PREFIX & NO.          SCHEDULE            STATE EMPLOYER/UNEMPLOYER ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RIKS ID

------------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                             PREMIUM BASIS             RATES
------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS                  CODE           ESTIMATED TOTAL          PER $100 OF         ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                NO.        ANNUAL REMUNERATION        REMUNERATION     ANNUAL PREMIUM
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY.
DOMESTIC & DRIVERS
CODES 9102 AND 0042, LANDSCAPE
GARDENING AND DRIVERS MAY BE
ASSIGNED TO THE SAME RISK. THE
PAYROLL OF AN INDIVIDUAL EMPLOYEE
MAY BE DIVIDED AND ALLOCATED
BETWEEN CODES 0042 AND 9102 PROVIDED
THAT THE ENTRIES ON THE ORIGINAL
RECORDS OF THE INSURED DISCLOSE AN
ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL. AN ESTIMATE OR PERCENTAGE
ALLOCATION OF PAYROLL IS NOT
PERMITTED.

PAINTING: SHOP ONLY & DRIVERS NPD                9501                   3,200                1.82                     58

UNMODIFIED PREMIUM                                                                                                72,631
INCREASED LIMITS-EMPLOYER LIABILITY      3.3%    9812                                                              2,397
TOTAL UNMODIFIED PREMIUM                                                                                          75,028
_________ MODIFICATION (TENTATIVE)       .79     9898                                                     -       15,756
_________ STANDARD PREMIUM                                                                                        59,272
LOSS REIMBURSEMENT $250,000                      9862                                                     -        8,271
UNDISCOUNTED PREMIUM                                                                                              51,001
EXPENSE CONSTANT                                 0900                                                                160
TOTAL ESTIMATED ANNUAL PREMIUM                                                                                    51,161

TOTAL DUE                                                                                                         51,161
------------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

                       LARGE RISK RATING PLAN ENDORSEMENT
                                   (SHORT FORM)

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44
Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for this policy will be determined according to the Large Risk Rating Plan Endorsement attached to policy NO. RMWC 2177940


53820                            COUNTERSIGNED BY _____________________________
(ED. 07-92)                                           AUTHORIZED REPRESENTATIVE


                                 INSURED'S COPY

                      DEFENSE BASE ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44
Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the work described in the Schedule or described on the Information Page as subject to the Defense Base Act. The policy applies to that work as though the location included in the description of the work were a state named in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C.  WORKERS' COMPENSATION LAW

    Workers' Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Defense Base Act (42 USC Sections 1651-1654). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Defense Base Act.

                                    Schedule

DESCRIPTION OF WORK
-------------------

NO WORK AT THIS TIME.
IT IS AGREED THAT IF ANY WORK IS SUBJECT TO THE DEFENSE BASE
ACT, THE INSURER WILL ENDORSE THE POLICY WITHIN SIXTY (60)
DAYS OF NOTIFICATION.


WC 00 01 01 A                  COUNTERSIGNED BY _______________________________
(ED. 4-92)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

       LONGSHORE AND HARBOR WORKERS' COMPENSATION ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to work subject to the Longshore and Harbor Workers' Compensation Act in a state shown in the Schedule. The policy applies to that work as though that state were listed in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C.  WORKERS' COMPENSATION LAW

    Workers' Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Longshore and Harbor Workers' Compensation Act.

This endorsement does not apply to work subject to the Defense Base Act, the Outer Continental Shelf Lands Act, or the Nonappropriated Fund Instrumentalities Act.

                                    Schedule

STATE                                      LONGSHORE AND HARBOR WORKERS'
-----                                   COMPENSATION ACT COVERAGE PERCENTAGE
                                        ------------------------------------

ARIZONA                                                52.00
MARYLAND                                               10.00
VIRGINIA                                               72.00


The rates for classifications with code numbers not followed by the letter "F" are rates for work not ordinarily subject to the Longshore and Harbor Workers' Compensation Act. If this policy covers work under such classifications, and if the work is subject to the Longshore and Harbor Workers' Compensation Act, those non-F classification rates will be increased by the Longshore and Harbor Workers' Compensation Art Coverage Percentage shown in the Schedule.


WC 00 01 06 A                      COUNTERSIGNED BY ___________________________
(ED. 4-92)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                       ALTERNATE EMPLOYER ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only with respect to bodily injury to your employees while in the course of special or temporary employment by the alternate employer in the state named in Item 2 of the Schedule. Part One (Workers Compensation Insurance) and Part Two (Employers Liability Insurance) will apply as though the alternate employer is insured. If an entry is shown in Item 3 of the Schedule the insurance afforded by this endorsement applies only to work you perform under the contract or at the project named in the Schedule.

Under Part One (Workers Compensation Insurance) we will reimburse the alternate employer for the benefits required by the workers compensation law if we are not permitted to pay the benefits directly to the persons entitled to them.

The insurance afforded by this endorsement is not intended to satisfy the alternate employer's duty to secure its obligations under the workers compensation law. We will not file evidence of this insurance on behalf of the alternate employer with any government agency.

We will not ask any other insurer of the alternate employer to share with us a loss covered by this endorsement.

Premium will be charged for your employees while in the course of special or temporary employment by the alternate employer.

The policy may be cancelled according to its terms without sending notice to the alternate employer.

Part Four (Your Duties If Injury Occurs) applies to you, and the alternate employer. The alternate employer will recognize our right to defend under Parts One and Two and our right to inspect under Part Six.


                                    SCHEDULE

1.     ALTERNATE EMPLOYER                                             ADDRESS
2.     STATE OF SPECIAL OR TEMPORARY EMPLOYMENT
3.     CONTRACT OR PROJECT


          "ANY CLIENT IS INCLUDED AS AN ALTERNATE EMPLOYER AS RESPECTS THE USE OF TEMPORARY OR LEASED EMPLOYEES OF OUTSOURCE
          INTERNATIONAL AND AFFILIATED RELATED COMPANIES PER WRITTEN AGREEMENT BETWEEN THE PARTIES PRIOR TO LOSS."


WC 00 03 01 A                          COUNTERSIGNED __________________________
(ED. 02-89)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

       VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44
Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement adds Voluntary Compensation Insurance to the policy.

A.  HOW THIS INSURANCE APPLIES
    This insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1. The bodily injury must be sustained by an employee included in the group of employees described in the Schedule.

    2. The bodily injury must arise out of and in the course of employment necessary or incidental to work in a state listed in the Schedule.

    3. The bodily injury must occur in the United States of America, its territories or possessions, or Canada, and may occur elsewhere if the employee is a United States or Canadian citizen temporarily away from those places.

    4.   Bodily injury by accident must occur during the policy period.

    5. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.  WE WILL PAY
    We will pay an amount equal to the benefits that would be required of you if you and your employees described in the Schedule were subject to the workers compensation law shown in the Schedule. We will pay those amounts to the persons who would be entitled to them under the law.

C.  EXCLUSIONS
    This insurance does not cover:

    1. any obligation imposed by a workers compensation or occupational disease law, or any similar law.

    2.   bodily injury intentionally caused or aggravated by you.

D.  BEFORE WE PAY
    Before we pay benefits to the persons entitled to them, they must:

    1. Release you and us, in writing, of all responsibility for the injury or death.

    2. Transfer to us their right to recover from others who may be responsible for the injury or death.

    3. Cooperate with us and do everything necessary to enable us to enforce the right to recover from others.

         If the persons entitled to the benefits of this insurance fail to do those things, our duty to pay ends at once. If they claim damages from you or from us for the injury or death, our duty to pay ends at once.


WC 00 03 11 A
(ED. 8-91)

                                 INSURED'S COPY

                                                                        PAGE 001
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-44

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COmPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

             00001    8000 N FEDERAL HIGHWAY
                      BOCA RATON                       FL         33487

             00002    JOB SITE ONLY
                      PHOENIX                          AZ         85016

             00003    5343 NORTH 16TH ST., STE 33
                      PHOENIX                          AZ         85016

             00004    JOB SITE ONLY
                      BEL AIR                          VA         22042

             00005    JOB SITE ONLY
                      SPRINGSFIELD                     VA         22150

             00006    JOB SITE ONLY
                      REDLAND                          MD         20855

             00007    JOB SITE ONLY
                      BALTIMORE                        MD         21201

             00008    JOB SITE ONLY
                      PHOENIX                          AZ         85016

             00009    JOB SITE ONLY
                      PHOENIX                          AZ         85016

             00010    JOB SITE ONLY
                      PHOENIX                          AZ         85016


                                                    ---------------------------
                                                    AUTHORIZED REPRESENTATIVE
Issue Date: 04/14/97

IW0004


                                       INSURED'S COPY

                                                                        PAGE 002
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-44

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

             00011    JOB SITE ONLY
                      PHOENIX                    AZ         85016

             00012    JOB SITE ONLY
                      PHOENIX                    AZ         85O16

             00013    JOB SITE ONLY
                      PHOENIX                    AZ         85016



                                                  -----------------------------
                                                  AUTHORIZED REPRESENTATIVE

Issue Date: 04/14/97

IW0004


                                 INSURED'S COPY

E.  RECOVERY FROM OTHERS
    If we make a recovery from others, we will keep an amount equal to our expenses of recovery and the benefits we paid. We will pay the balance to the persons entitled to it. If the persons entitled to the benefits of this insurance make a recovery from others, they must reimburse us for the benefits we paid them.

F.  EMPLOYERS LIABILITY INSURANCE
    Part Two (Employers Liability Insurance) applies to bodily injury covered by this endorsement as though the State of employment shown in the Schedule were shown in Item 3.A of the Information Page.

                                    SCHEDULE
                                                             DESIGNATED WORKERS
EMPLOYEES                          STATE OF EMPLOYMENT        COMPENSATION LAW
---------                          -------------------        ----------------

ALL OFFICERS AND                 ALL STATES EXCEPT              STATE OF HIRE
EMPLOYEES NOT SUBJECT            AL, IA, IN, KY, LA, MA
TO THE WORKERS COMPENSATION      MI, MN, M0, MS, NE, NH
LAW EXCEPT MASTERS               NM, NY, PA, SC, TN, TX
OR MEMBERS OF THE CREW           UT, WI, CA, ID, OR
OF ANY VESSEL.



This endorsement does not apply in New Jersey, Nevada, North Dakota, Ohio, Washington, Wisconsin, West Virginia, Wyoming, and Maine.

WC 00 03 11 A                    COUNTERSIGNED BY _____________________________
(ED. 8-91)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                EXPERIENCE RATING MODIFICATION FACTOR ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44

Issued to OUTSOURCE INTERNATIONAL, INC

BY THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for the policy will be adjusted by an experience rating modification factor. The factor was not available when the policy was issued. The factor, if any, shown on the Information Page is an estimate. We will issue an endorsement to show the proper factor, if different from the factor shown, when it is calculated.


WC 00 04 03                         COUNTERSIGNED BY __________________________
(ED. 4-84)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                 NOTIFICATION OF CHANGE IN OWNERSHIP ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01AM 01/01/97       forms a part of Policy No.
                                                        RM WC 217-79-44

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Experience rating is mandatory for all eligible insureds. The experience rating modification factor, if any, applicable to this policy, may change if there is a change in your ownership or in that of one or more of the entities eligible to be combined with you for experience rating purposes. Change in ownership includes sales, purchases, other transfers, mergers, consolidations, dissolutions, formations of a new entity and other changes provided for in the applicable experience rating plan manual.

You must report any change in ownership to us in writing within 90 days of such change. Failure to report such changes within this period may result in revision of the experience rating modification factor used to determine your premium.


THIS ENDORSEMENT IS NOT APPLICABLE IN NEW JERSEY, PENNSYLVANIA, MICHIGAN, ALASKA, CALIFORNIA, DELAWARE, MAINE OR TEXAS.


WC 00 04 14                     COUNTERSIGNED BY _____________________________
(ED. 7-90)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                         LOSS REIMBURSEMENT ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                            PLEASE READ IT CAREFULLY.

This Endorsement applies solely between you and us. It does not affect the rights of others under this policy.

I.  Payment and Reimbursement Conditions

    a.   We will pay the sum of:

         1. all benefits payable under PART ONE - WORKERS COMPENSATION INSURANCE; and

         2. up to our limit of liability, all sums you legally must pay as damages to which PART TWO - EMPLOYERS LIABILITY applies; and

         3.  all benefits payable under PART THREE - OTHER STATES INSURANCE; and

         4. all benefits or damages payable under any endorsements attached to the policy.

    b. You will reimburse us promptly up to the reimbursement limit(s) shown in the Schedule for any amounts we have so paid.

         You agree further to reimburse us for any "allocated loss adjusting expense" we pay according to the election indicated by an "X" below. If we make no payment, you must reimburse us for all "allocated loss adjusting expense".

         If no election is indicated, election C applies.

         Your obligation to reimburse us for "allocated loss adjusting expense" applies separately to "each accident" or, for bodily injury by disease, to "each claim".

             A. All allocated loss adjusting expenses up to the amount by which the applicable "Each Accident" or "Each Claim" reimbursement limit exceeds the amount you must reimburse us for payments we make under Section 1. A. above.

             B.  All allocated loss adjusting expenses.

             C. A part of all allocated loss adjusting expenses in the proportion that the sum you must reimburse us for payments we make under 1. A. above bears to all sums payable by us thereunder.

    c. If a Limit is shown in the Schedule as "Aggregate", that Limit is the most you must reimburse us for all benefits and all damages (but not "allocated loss adjustment expense") that we pay under this policy. The "aggregate" will not be reduced if this policy is issued for a term of less than one year, or if the policy or this endorsement is canceled before the end of the policy period. If no "Aggregate" Limit is shown in the Schedule, no aggregate limit applies to your reimbursement obligation.

         No limit on the Company's liability under the POLICY OR ANY endorsement is increased or reinstated by this endorsement or by any reimbursement to us under the terms of this endorsement.

WC53138
(ED. 2-92)

                                     1 of 3
                                                                         LWNLOSS
                                 INSURED'S COPY

II. General Conditions

    A.   Duties

         a. The first Named Insured shown in the Information Page agrees and is authorized to reimburse us for any reimbursable amounts we pay on behalf of any Insureds.

         b. each Named Insured is jointly and severally liable for all reimbursable amounts under this policy.

         c.  All other terms of the policy, including those which apply to

                 (1) our right and duty to defend any claim, proceeding or suit against you, and

                 (2) your duties if injury or disease occurs,

             apply without change on account of this endorsement.

    B.   Cancellation of This Endorsement

         You must reimburse us for any amounts that we pay within the Reimbursement Limits, and for your share of the "Allocated Loss Adjustment Expense", within 15 days of your receipt of an invoice from us.

         You must deliver to us such instruments of financial security, or amendments thereto, as we may require, within 15 days of our demand therefor.

         If you fail to do either, we may cancel this endorsement by mailing or delivering written notice to you not less than 10 days prior to the effective date of such cancellation stating the day and hour the cancellation is to take effect. Proof of the mailing of such notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice. If we cancel this endorsement, you must pay us within 15 days of our invoice an additional premium that we will specify, calculated according to our rates and rules as filed and approved by regulatory agencies having jurisdiction.

    C.   Recovery From Others

         We have your rights and the rights of persons entitled to the benefits of this insurance to recover all payments, including those within your reimbursement limit, from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

         If we recover any payment we made under this policy from anyone liable for the injury, the amount we recover will first be applied to any payments we made in excess of the reimbursement limit or in excess of the "aggregate", and to our expenses in obtaining the recovery. The remainder of the recovery, if any, will be applied to reduce the amount that is reimbursable by you.

    D.   Premium

         A discount in the premium for this policy is shown in the Schedule(s), calculated in accordance with our rating plan as filed and approved by regulatory agencies having jurisdiction. In the event that after the effective date of this policy additional or increased taxes or assessments are imposed upon us, not included in the calculation of the estimated annual premium hereof, we will recalculate the premium to include such additional costs and will reduce the discount accordingly. You will pay us any additional premium thus calculated promptly upon notice.

III.  Definitions

         1. "Allocated loss adjustment expense" means claim adjustment expense allocated by us directly to particular claims. Such expenses shall include, but not be limited to, attorneys' fees for claims in suit, court costs, and other specific items of expense such as fees for medical examinations, expert testimony, laboratory, x-ray and autopsy services, stenographic services, witnesses and summonses, and copies of documents.



WC53138
(ED. 2-92)

                                     2 of 3
                                                                         LWNLOSS
                                 INSURED'S COPY


         2.  "Claim" means each demand you receive for:

             a. benefits required of you by the Workers' Compensation law, including a filing by your employee or by others legally entitled to do so on his or her behalf for such benefits with an agency authorized by law, and suit or other proceedings brought by your employee for such benefits or damages; or

             b.  damages covered by this policy.

                                    SCHEDULE

                     COVERAGE                       REIMBURSEMENT LIMITS

Bodily Injury by Accident                                        Each Accident

Bodily Injury by Disease                                         Each Claim

All Covered Bodily Injury                                        Aggregate

                                     STATES


WC53138                       COUNTERSIGNED BY _______________________________
(ED. 2-92)                                           AUTHORIZED REPRESENTATIVE

                                     3 of 3
                                                                         LWNLOSS
                                 INSURED'S COPY

                       ARIZONA CANCELLATION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different, date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Arizona is shown in Item 3.A. of the Information Page.

The Cancellation Condition of the policy is replaced by this Condition:

D.  CANCELLATION

    1. You may cancel this policy. You must mail or deliver written notice to us stating when the cancellation is to take effect.

    2. We may cancel this policy if you fail to pay premium when due. We must mail or deliver to you and the Industrial Commission of Arizona not less than 30 days advance written notice stating when the cancellation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

    3. The policy will end on the day and hour stated in the cancellation notice.


WC 02 06 01                        COUNTERSIGNED BY __________________________
(ED. 5-86)                                           AUTHORIZED REPRESENTATIVE

                                       INSURED'S COPY

                        MARYLAND CANCELLATION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44
Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because Maryland is shown in Item 3.A. of the Information Page.

The Cancellation Condition of the policy is replaced by this Condition:

D.  CANCELLATION

    1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancellation is to take effect.

    2. We may cancel this policy. We will file with the Office of the Maryland Workmen's Compensation Commission, and mail by registered mail, not less than 30 days advance written notice stating when the cancellation is to take effect. Mailing this notice to you at your mailing address last known to us will be sufficient to prove notice.

    3. The policy period will end on the day and hour stated in the cancellation notice.


WC 19 06 01                      COUNTERSIGNED BY _____________________________
(ED. 10-84)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                         VIRGINIA AMENDATORY ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-44

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the Virginia insurance provided by the policy because Virginia is shown in item 3.A. of the Information Page.

For Virginia insurance Part Six.D. (Conditions-Cancelation) is replaced By:

1. You may cancel this policy. You must mail or deliver advance written notice to us. You must provide written notice of your cancelation, including the date of and reasons for the cancelation, to the Workers Compensation Commission.

2. We may cancel this policy. We will provide you with 30 days notice of cancelation. We will provide the Workers Compensation Commission with immediate notice of such cancelation. This provision does not apply if you have obtained other insurance and that insurer has notified the Workers Compensation Commission that it is now providing your insurance.

3. In the event of cancelation by you or us, you must provide 30 days written notice of the cancelation to your covered employees.

4. We may not renew your policy. We will provide 30 days notice to you and to the Workers Compensation Commission of our decision to nonrenew. This provision does not apply if you have obtained other insurance and that insurer has notified the Workers Compensation Commission that it is now providing your insurance.

5. If you fail to pay the premium due on this policy we may cancel the policy by providing 10 days notice to you and to the Workers Compensation Commission.


WC 45 06 02                        COUNTERSIGNED BY __________________________
(ED. 07-93)                                          AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                                   ENDORSEMENT

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RMWC 217-79-44

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                       IMPORTANT NOTICE TO POLICY HOLDERS

In the event you need to contact someone about this policy for any reason please contact your agent. If you have additional questions you may contact the insurance company issuing this policy at the following address and telephone number:

                INS CO OF THE STATE OF PENN
                             Telephone 1-212-770-7000

If you have been unable to contact or obtain satisfaction from the company or the agent, you may contact the Virginia Bureau of Insurance at:

                             Property and Casualty Division
                             Bureau of Insurance
                             P.O. Box 1157
                             Richmond, Virginia 23218

                     In state toll-free calls 1-800-552-7945
                        Out-of-state calls 1-804-371-9741

Written correspondence is preferable so that a record of your inquiry is maintained. When contacting your agent, company or the Bureau of Insurance, have your policy number available.


                                               --------------------------------
                                               AUTHORIZED REPRESENTATIVE
Issue Date: 04/14/97

LWNINPH

                                 INSURED'S COPY

                                                                        PAGE 001
                               ENDORSEMENT # 00001

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-44

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              NAMED INSUREDS                   FEIN
                              --------------                   ----

           00001   OUTSOURCE INTERNATIONAL, INC              592754571

           00002   SYNADYNE I                                592754571
                   (DBA) PAYROLL PARTNERS

           00003   LABOR WORLD OF AMERICA, INC.              592754571
                   (DBA) SYNADYNE III

           00004   OUTSOURCE FRANCHISING, INC.               592754571

           00005   SYNADYNE II                               650021598
                   (DBA) PAYROLL PARTNERS

           00006   SYNADYNE IV                               650021598

           00007   SYNADYNE V                                650021598

           00008   CAPITAL STAFFING FUND, INC.               592754571

           00009   SMSB ASSOCIATES, INC.                     592754571



                                               --------------------------------
                                               AUTHORIZED REPRESENTATIVE
Issue Date: 04/14/97
IWO003

                               ENDORSEMENT # 00003

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-44

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

NOTICE OF CANCELLATION

PART SIX, PARAGRAPH D.2. OF THE WORKERS' COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY IS REPLACED BY THE FOLLOWING:

WE MAY CANCEL THIS POLICY. WE MUST MAIL OR DELIVER TO YOU NOT LESS THAN NINETY
(90) DAYS ADVANCE WRITTEN NOTICE, TEN (10) DAYS FOR NONPAYMENT OF PREMIUM STATING WHEN THE CANCELLATION IS TO TAKE EFFECT. MAILING THAT NOTICE TO YOU AT YOUR MAILING ADDRESS SHOWN IN ITEM 1 OF THE INFORMATION PAGE WILL BE SUFFICIENT TO PROVE NOTICE.


                                               --------------------------------
                                               AUTHORIZED REPRESENTATIVE

Issue Date: 04/14/97
IW0014

                                 INSURED'S COPY

                                  ENDORSEMENT


This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RMWC 217-79-44

Issued to: OUTSOURCE INTERNATIONAL, INC.

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

THIS POLICY PROVIDES NO COVERAGE IN THE STATE OF MAINE.




                                             ___________________________________
                                             Authorized Representative

Issue Date 04/14/97

WC880001

                                 INSURED'S COPY

ISSUED BY THE STOCK INSURANCE COMPANY
HEREIN CALLED THE COMPANY                      AGENT NUMBER      POLICY NUMBER

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                13889         84324        RM WC 217-79-44

INCORPORATED UNDER THE LAWS OF PENNSYLVANIA
ITEM 1. NAMED INSURED:   MAILING ADDRESS   IDENTIFICATION NO.

OUTSOURCE INTERNATIONAL, INC.               [LOGO] Member Companies of
8000 NORTH FEDERAL HIGHWAY                         American International Group

BOCA RATON     FL 33487-0000                EXECUTIVE OFFICES:
                                            70 PINE STREET, NEW YORK, N.Y. 10270
I.D.# 917-356254
                                            PRODUCERS NAME & MAILING ADDRESS
WORKERS COMPENSATION AND
EMPLOYERS LIABILITY POLICY                  CENTURY FINANCIAL SERVICES
INFORMATION PAGE                            185 N W SPANISH RIVER BLVD
                                            SUITE 170
                                            BOCA RATON     FL 33481
--------------------------------------------------------------------------------
INSURED IS CORPORATION                      PREVIOUS POLICY NUMBER
                                                          RMWC 2117626
--------------------------------------------------------------------------------
OTHER WORKPLACES NOT SHOWN ABOVE
--------------------------------------------------------------------------------
ITEM 2   POLICY PERIOD 12:01 A.M. STANDARD TIME AT THE INSURED'S MAILING
         ADDRESS                                       FROM 01/01/97 TO 01/01/98
--------------------------------------------------------------------------------
ITEM 3   A. WORKERS COMPENSATION INSURANCE: PART ONE OF THE POLICY APPLIES TO
            WORKERS COMPENSATION LAW OF THE STATES LISTED HERE:
            AZ MD VA
       -------------------------------------------------------------------------
         B. EMPLOYERS LIABILITY INSURANCE: PART TWO OF THE POLICY APPLIES TO THE WORK IN EACH STATE LISTED IN ITEM 3.A.
            THE LIMITS OF OUR LIABILITY UNDER PART TWO ARE:

                              BODILY INJURY BY ACCIDENT $1,000,000 EACH ACCIDENT

                              BODILY INJURY BY DISEASE  $1,000,000 POLICY LIMIT

                              BODILY INJURY BY DISEASE  $1,000,000 EACH EMPLOYEE
       -------------------------------------------------------------------------
         C. OTHER STATES INSURANCE: PART THREE OF THE POLICY APPLIES TO THE STATES, IF ANY, LISTED HERE:
            ALL STATES EXCEPT ME NV ND OH WA WV WY
--------------------------------------------------------------------------------
ITEM 4 THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUALS OF RULES, CLASSIFICATIONS, RATES AND RATING PLANS.
         ALL INFORMATION REQUIRED BELOW IS SUBJECT TO VERIFICATION AND CHANGE
         BY AUDIT.
       -------------------------------------------------------------------------
                               ESTIMATED TOTAL    RATE PER       ESTIMATED
CLASSIFICATIONS CODE NUMBER    REMUNERATION      $100 OF RE-      PREMIUM
                            [X]ANNUAL [ ]3 YEAR  NUMERATION  [X]ANNUAL [ ]3 YEAR
--------------------------------------------------------------------------------

SEE ATTACHED SCHEDULES

--------------------------------------------------------------------------------
EXPENSE CONSTANT (EXCEPT WHERE APPLICABLE BY STATE)  $160  VA
--------------------------------------------------------------------------------
MINIMUM PREMIUM $750 VA            TOTAL ESTIMATED PREMIUM              $146,653
--------------------------------------------------------------------------------
Indicated below, interim adjustments of premium shall be made:
 [ ]Semi-Annually   [ ]Quarterly   [ ]Monthly     DEPOSIT PREMIUM $      146,653
--------------------------------------------------------------------------------
ENDORSEMENTS (FORM NUMBER)

                             SEE ATTACHED SCHEDULE

--------------------------------------------------------------------------------

04/14/97  ATLANTA                        07
-------------------------------------------------
ISSUE DATE   PRINT DATE: 04/15/97  ISSUING OFFICE

                                        ----------------------------------------
39967                                    AUTHORIZED REPRESENTATIVE   WC 00 00 01

                                 INSURED'S COPY

                                 FORMS SCHEDULE

Policy Number: RM WC 217-79-44                          Effective Date: 01/01/97

--------------------------------------------------------------------------------

               WC000000A           TERMS & CONDITIONS
               53820               LARGE RISK RATING PLAN ENDT
               WC000101A           DEFENSE BASE ACT COVERAGE ENDT
               WC000106A           USL&H WC ACT COVERAGE END.
               WC000301A           ALTERNATE EMPLOYER ENDORSEMENT

               WC000311A           VOL COMP & EL COVERAGE ENDT
               WC000403            EXPERIENCE RATING MOD FACTOR
               WC000414            NOTIFICATION OF CHG OWNERSHIP
               WC53138             LOSS REIMBURSEMENT ENDORSEMENT
               WC020601            ARIZONA CANCELLATION
               WC190601            MD-CANCELLATION
               WC450602            VA AMENDATORY ENDORSEMENT
               LWNINPH             VA NOTICE TO POLICYHOLDERS
               WC880001            ST OF ME EXCL

LW0418
(ED. 1-92                       INSURED'S COPY

                  WORKERS COMPENSATION AND EMPLOYERS LIABILITY

                                INSURANCE POLICY

National Union Fire Insurance
Company of Pittsburgh, Pa.                                [LOGO]

American Home Assurance Company                     Member Companies of
                                             American International Group, Inc.
The Insurance Company of                            EXECUTIVE OFFICES
The State of Pennsylvania                             70 PINE STREET
                                                   NEW YORK, N.Y. 10270
Birmingham Fire Insurance Company
of Pennsylvania

Commerce and Industry
Insurance Company

     Coverage is provided by the Company designated on the Information Page
                           A Stock Insurance Company

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                QUICK REFERENCE

                                                                    BEGINNING ON
                                                                        PAGE

Information Page..........................................................i

GENERAL SECTION...........................................................1

     A. The Policy........................................................1

     B. Who Is Insured....................................................1

     C. Workers Compensation Law..........................................1

     D. State.............................................................1

     E. Locations.........................................................1

PART ONE-WORKERS COMPENSATION INSURANCE...................................1

     A. How This Insurance Applies........................................1

     B. We Will Pay.......................................................1

     C. We Will Defend....................................................1

     D. We Will Also Pay..................................................1

     E. Other Insurance...................................................2

     F. Payments You Must Make............................................2

     G. Recovery From Others..............................................2

     H. Statutory Provisions..............................................2

      THESE POLICY PROVISIONS WITH THE INFORMATION PAGE AND ENDORSEMENTS,
          IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THIS POLICY.

      "INCLUDES COPYRIGHT MATERIAL OF THE NATIONAL COUNCIL ON COMPENSATION
                      INSURANCE, USED WITH ITS PERMISSION.

           COPYRIGHT 1983 NATIONAL COUNCIL ON COMPENSATION INSURANCE"

39638C(04/92)                                           WC 00 00 00 A (STANDARD)
                                 INSURED'S COPY                  ED 4 O2

                                                                  BEGINNING ON
                                                                      PAGE

PART TWO - EMPLOYERS LIABILITY INSURANCE .............................. 2
         A- How This Insurance Applies ................................ 2
         B. We Will Pay ............................................... 3
         C. Exclusions ................................................ 3
         D. We Will Defend ............................................ 3
         E. We Will Also Pay .......................................... 4
         F. Other Insurance ........................................... 4
         G. Limits of Liability ....................................... 4
         H. Recovery From Others ...................................... 4
         I. Action Against Us ......................................... 4

PART THREE - OTHER STATES INSURANCE ................................... 4
         A- How This Insurance Applies ................................ 4
         B. Notice .................................................... 5

PART FOUR - YOUR DUTIES IF INJURY OCCURS .............................. 5

PART FIVE - PREMIUM ................................................... 5
         A- Our Manuals ............................................... 5
         B. Classifications ........................................... 5
         C. Remuneration .............................................. 5
         D. Premium Payments .......................................... 5
         E. Final Premium ............................................. 5
         F. Records ................................................... 6
         G. Audit ..................................................... 6

PART SIX - CONDITIONS ................................................. 6
         A- Inspection ................................................ 6
         B. Long Term Policy .......................................... 6
         C. Transfer of Your Rights and Duties ........................ 5
         D. Cancellation .............................................. 6
         E. Sole Representative ....................................... 6



IMPORTANT: This Quick Reference is not part of the Workers Compensation and Employers Liability Policy and does NOT provide coverage. Refer to the Workers Compensation and Employers Liability Policy itself for actual contractual provisions.

PLEASE READ THE WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY CAREFULLY


                                 INSURED'S COPY

                   ATTACH FORM AND ENDORSEMENTS (IF ANY) HERE

          WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

In return for the payment of the premium and subject to all terms of this policy, we agree with you as follows.

                                GENERAL SECTION

A.  THE POLICY

    This policy includes at its effective date the Information Page and all endorsements and schedules listed there. It is a contract of insurance between you (the employer named in Item 1 of the Information Page) and us (the insurer named on the Information Page). The only agreements relating to this insurance are stated in this policy. The terms of this policy may not be changed or waived except by endorsement issued by us to be part of this policy.


B.  WHO IS INSURED

    You are insured if you are an employer named in Item 1 of the Information Page. If that employer is a partnership, and if you are one of its partners, you are insured, but only in your capacity as an employer of the partnership's employees.


C.  WORKERS COMPENSATION LAW

    Workers Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page. It includes any amendments to that law which are in effect during the policy period. It does not include any federal workers or workmen's compensation law, any federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

D.  STATE

    State means any state of the United States of America, and the District of Columbia.

E.  LOCATIONS

    This policy covers all of your workplaces listed in Items 1 or 4 of the Information Page; and it covers all other workplaces in Item 3.A states unless you have other insurance or are self-insured for such workplaces.


                    PART ONE - WORKERS COMPENSATION INSURANCE

A.  HOW THIS INSURANCE APPLIES

    This workers compensation insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1.   Bodily injury by accident must occur during the policy period.

    2. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.  WE WILL PAY

    We will pay promptly when due the benefits required of you by the workers compensation law.

C.  WE WILL DEFEND

    We have the right and duty to defend at our expense any claim, proceeding or suit against you for benefits payable by this insurance. We have the right to investigate and settle these claims, proceedings or suits.

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance.

D.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim, proceeding or suit we defend:

    1.   reasonable expenses incurred at our request, but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the amount payable under this insurance;


WC 00 00 00 A
                                     1 of 7

                                 INSURED'S COPY

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

E.  OTHER INSURANCE

    We will not pay more than our share of benefits and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that may apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance will be equal until the loss is paid.

F.  PAYMENTS YOU MUST MAKE

    You are responsible for any payments in excess of the benefits regularly provided by the workers compensation law including those required because:

    1.   of your serious and willful misconduct;

    2.   you knowingly employ an employee in violation of law;

    3.   you fail to comply with a health or safety law or regulation; or

    4. you discharge, coerce or otherwise discriminate against any employee in violation of the workers compensation law.

    If we make any payments in excess of the benefits regularly provided by the workers compensation law on your behalf, you will reimburse us promptly.

G.  RECOVERY FROM OTHERS

    We have your rights, and the rights of persons entitled to the benefits of this insurance, to recover our payments from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

H.  STATUTORY PROVISIONS

    These statements apply where they are required by law.

    1. AS between an injured worker and us, we have notice of the injury when you have notice.

    2. Your default or the bankruptcy or insolvency of you or your estate will not relieve us of our duties under this insurance after an injury occurs.

    3. We are directly and primarily liable to any person entitled to the benefits payable by this insurance. Those persons may enforce our duties; so may an agency authorized by law. Enforcement may be against us or against you and us.

    4. Jurisdiction over you is jurisdiction over us for purposes of the workers compensation law. We are bound by decisions against you under that law, subject to the provisions of this policy that are not in conflict with that law.

    5. This insurance conforms to the parts of the workers compensation law that apply to:

         a.  benefits payable by this insurance or;

         b. special taxes, payments into security or other special funds, and assessments payable by us under that law.

    6. Terms of this insurance that conflict with the workers compensation law are changed by this statement to conform to that law.

Nothing in these paragraphs relieves you of your duties under this policy.


                              PART TWO - EMPLOYERS LIABILITY INSURANCE

A.  HOW THIS INSURANCE APPLIES

    This employers liability insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1. The bodily injury must arise out of and in the course of the injured employee's employment by you.

    2. The employment must be necessary or incidental to your work in a state or territory listed in Item 3.A. of the Information Page.

    3.   Bodily injury by accident must occur during the policy period.

    4. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

    5. If you are sued, the original suit and any related legal actions for damages for bodily injury


WC 00 00 00 A
                                     2 of 7

                                 INSURED'S COPY
         by accident or by disease must be brought in the United States of America, its territories or possessions, or Canada.

3. WE WILL PAY

    We will pay all sums you legally must pay as damages because of bodily injury to your employees, provided the bodily injury is covered by this Employers Liability Insurance.

    The damages we will pay, where recovery is permitted by law, include damages:

    1. for which you are liable to a third party by reason of a claim or suit against you by that third party to recover the damages claimed against such third party as a result of injury to your employee;

    2.   for care and loss of services; and

    3. for consequential bodily injury to a spouse, child, parent, brother or sister of the injured employee;

    provided that these damages are the direct consequence of bodily injury that arises out of and in the course of the injured employee's employment by you; and

    4. because of bodily injury to your employee that arises out of and in the course of employment, claimed against you in a capacity other than as employer.

C. EXCLUSIONS

    This insurance does not cover:

    1. liability assumed under a contract. This exclusion does not apply to a warranty that your work will be done in a workmanlike manner;

    2. punitive or exemplary damages because of bodily injury to an employee employed in violation of law;

    3. bodily injury to an employee while employed in violation of law with your actual knowledge or the actual knowledge of any of your executive officers;

    4. any obligation imposed by a workers compensation, occupational disease, unemployment compensation, or disability benefits law, or any similar law;

    5.   bodily injury intentionally caused or aggravated by you;

    6. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America or Canada who is temporarily outside these countries;

    7. damages arising out of coercion, criticism, demotion, evaluation, reassignment, discipline, defamation, harassment, humiliation, discrimination against or termination of any employee, or any personnel practices, policies, acts or omissions.

    8. bodily injury to any person in work subject to the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950), the Nonappropriated Fund Instrumentalities Act (5 USC Sections 8171-8173), the Outer Continental Shelf Lands Act (43 USC Sections 1331-1356), the Defense Base Act (42 USC Sections 1651-1654), the Federal Coal Mine Health and Safety Act of 1969 (30 USC Sections 901-942), any other federal workers or workmen's compensation law or other federal occupational disease law, or any amendments to these laws.

    9. bodily injury to any person in work subject to the Federal Employers' Liability Act (45 USC Sections 51-60), any other federal laws obligating an employer to pay damages to an employee due to bodily injury arising out of or in the course of employment, or any amendments to those laws.

    10.  bodily injury to a master or member of the crew of any vessel.

    11.  fines or penalties imposed for violation of federal or state law.

    12. damages payable under the Migrant and Seasonal Agricultural Worker Protection Act (29 USC Sections 1801-1872) and under any other federal law awarding damages for violation of those laws or regulations issued thereunder, and any amendments to those laws.

D.  WE WILL DEFEND

    We have the right and duty to defend, at our expense, any claim, proceeding or suit against you for damages payable by this insurance. We have the right to investigate and settle these claims, proceedings and suits.

WC 00 00 00 A
                                     3 of 7

                                 INSURED'S COPY

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance. We have no duty to defend or continue defending after we have paid our applicable limit of liability under this insurance.

E.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim proceeding, or suit we defend;

    1.   reasonable expenses incurred at our request; but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the limit of our liability under this insurance;

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

F.  OTHER INSURANCE

    We will not pay more than our share of damages and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted', the shares of all remaining insurance and self-insurance will be equal until the loss is paid.

G.  LIMITS OF LIABILITY

    Our liability to pay for damages is limited. Our limits of liability are shown in Item 3.B. of the Information Page. They apply as explained below.

    1. Bodily Injury by Accident. The limit shown for "bodily injury by accident-each accident" is the most we will pay for all damages covered by this insurance because of bodily injury to one or more employees in any one accident.

         A disease is not bodily injury by accident unless it results directly from bodily injury by accident.

    2. Bodily Injury by Disease. The limit shown for "bodily injury by disease-policy limit" is the most we will pay for all damages covered by this insurance and arising out of bodily injury by disease, regardless of the number of employees who sustain bodily injury by disease. The limit shown for "bodily injury by disease each employee" is the most we will pay for all damages because of bodily injury by disease to any one employee.

         Bodily injury by disease does not include disease that results directly from a bodily injury by accident.

    3. We will not pay any claims for damages after we have paid the applicable limit of our liability under this insurance.

H.  RECOVERY FROM OTHERS

    We have your rights to recover our payment from anyone liable for an injury covered by this insurance. You will do everything necessary to protect those rights for us and to help us enforce them.

I.  ACTIONS AGAINST US

    There will be no right of action against us under this insurance unless:

    1.   You have complied with all the terms of this policy; and

    2. The amount you owe has been determined with our consent or by actual trial and final judgment.

    This insurance does not give anyone the right to add us as a defendant in an action against you to determine your liability. The bankruptcy or insolvency of you or your estate will not relieve us of our obligations under this Part.


                                  PART THREE - OTHER STATES INSURANCE

A.  HOW THIS INSURANCE APPLIES

    1. This other states insurance applies only if one or more states are shown in Item 3.C. of the Information Page.

    2. If you begin work in any one of those states after the effective date of this policy and are not insured or are not self-insured for such work, all provisions of the policy will apply as though that state were listed in Item 3.A. of the Information Page.

    3. We will reimburse you for the benefits required by the workers compensation law of that state if we are not permitted to pay the benefits directly to persons entitled to them.

    4. If you have work on the effective date of this policy in any state not listed in Item 3.A. of the


WC 00 00 00 A
                                     4 of 7

                                 INSURED'S COPY

         Information Page, coverage will not be afforded for that state unless we are notified within thirty days.

B.  NOTICE

    Tell us at once if you begin work in any state listed in Item 3.C. of the Information Page.

                    PART FOUR - YOUR DUTIES IF INJURY OCCURS

Tell us at once if injury occurs that may be covered by this policy. Your other duties are listed here.

    1. Provide for immediate medical and other services required by the workers compensation law.

    2. Give us or our agent the names and addresses of the injured persons and of witnesses, and other information we may need.

    3. Promptly give us all notices, demands and legal papers related to the injury, claim, proceeding or suit.

    4. Cooperate with us and assist us, as we may request, in the investigation, settlement or defense of any claim, proceeding or suit.

    5. Do nothing after an injury occurs that would interfere with our right to recover from others.

    6. Do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.


                               PART FIVE - PREMIUM

A.  OUR MANUALS

    All premium for this policy will be determined by our Manuals of rules, rates, rating plans and classifications. We may change our manuals and apply the changes to this policy if authorized by law or a governmental agency regulating this insurance.

B.  CLASSIFICATIONS

    Item 4 of the Information Page shows the rate and premium basis for certain business or work classifications. These classifications were assigned based on an estimate of the exposures you would have during the policy period. If your actual exposures are not properly described by those classifications, we will assign proper classifications, rates and premium basis by endorsement to this policy.

C.  REMUNERATION

    Premium for each work classification is determined by multiplying a rate times a premium basis. Remuneration is the most common premium basis. This premium basis includes payroll and all other remuneration paid or payable during the policy period for the services of:

    1.   All your officers and employees engaged in work covered by this policy;
         and

    2. All other persons engaged in work that could make us liable under Part One (Workers Compensation Insurance) of this policy. If you do not have payroll records for these persons, the contract price for their services and materials may be used as the premium basis. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured their workers compensation obligations.

D.  PREMIUM PAYMENTS

    You will pay all premium when due. You will pay the premium even if part or all of a workers compensation law is not valid.

E.  FINAL PREMIUM

    The premium shown on the Information Page, schedules, and endorsements is an estimate. The final premium will be determined after this policy ends by using the actual, not the estimated, premium basis and the proper classifications and rates that lawfully apply to the business and work covered by this policy. If the final premium is more than the premium you paid to us, you must pay us the balance. If it is less, we will refund the balance to you. The final premium will not be less than the highest minimum premium for the classifications covered by this policy.

    If this policy is canceled, final premium will be determined in the following way unless our manuals provide otherwise.

    1. If we cancel, final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the pro rata share of the minimum premium.


    2. If you cancel, final premium will be more than pro rata; it will be based on the time this policy was in force, and increased by our short rate

WC 00 00 00 A
                                     5 of 7

                                 INSURED'S COPY
         cancellation table and procedure. Final premium will not be less than the minimum premium.

F.  RECORDS

    You will keep records of information needed to compute premium. You will provide us with copies of those records when we ask for them.

G.  AUDIT

    You will let us examine and audit all your records that relate to this policy. These records include ledgers, journals, registers, vouchers, contracts, tax reports, payroll and disbursement records, and programs for storing and retrieving data. We may conduct the audits during regular business hours during the policy period and within three years after the policy period ends. Information developed by audit will be used to determine final premium. Insurance rate service organizations have the same rights we have under this provision.


                              PART SIX - CONDITIONS

A.  INSPECTION

    We have the right, but are not obliged to inspect your workplaces at any time. Our inspections are not safety inspections. They relate only to the insurability of the workplaces and the premiums to be charged. We may give you reports on the conditions we find. We may also recommend changes. While they may help reduce losses, we do not undertake to perform the duty of any person to provide for the health or safety of your employees or the public. We do not warrant that your workplaces are safe or healthful or that they comply with laws, regulations, codes or standards. Insurance rate service organizations have the same rights we have under this provision.

B.  LONG TERM POLICY

    If the policy period is longer than one year and sixteen days, all provisions of this policy will apply as though a new policy were issued on each annual anniversary that this policy is in force.

C.  TRANSFER OF YOUR RIGHTS AND DUTIES

    Your rights or duties under this policy may not be transferred without our written consent.

    If you die and we receive notice within thirty days after your death, we will cover your legal representative as insured.

D.  CANCELLATION

    1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancellation is to take effect.

    2. We may cancel this policy. We must mail or deliver to you not less than ten days advance written notice stating when the cancellation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

    3. The policy period will end on the day and hour stated in the cancellation notice.

    4. Any of these provisions that conflicts with a law that controls the cancellation of the insurance in this policy is changed by this statement to comply with that law.

E.  SOLE REPRESENTATIVE

    The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium, and give or receive notice of cancellation.


WC 00 00 00 A

                                     6 of 7

                                INSURED'S COPY'

IN WITNESS WHEREOF, the company has caused this policy to be executed and attested, but this policy shall not be valid unless countersigned by a duly authorized representative of the company.


        /s/ WILLIAM D. SMITH                         /s/ [ILLEGIBLE]
        --------------------                         ---------------
            President                                   President
        The Insurance Company                      National Union Fire
     of The State of Pennsylvania                  Insurance Company of
       Birmingham Fire Insurance                       Pittsburg, PA
       Company of Pennsylvania


        /s/ WALTER L MOONEY                          /s/ [ILLEGIBLE]
        -------------------                          ---------------
             President                                   President
        Commerce and Industry                           American Home
          Insurance Company                           Assurance Company


                             /s/ ELIZABETH M. TUCK
                             ---------------------
                                   Secretary
             National Union Fire Insurance Company of Pittsburgh, PA
                        American Home Assurance Company
               The Insurance Company of The State of Pennsylvania
               Birmingham Fire Insurance Company of Pennsylvania
                    Commerce and Industry Insurance Company


WC 00 00 00 A
                                     7 of 7

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44             ARIZONA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                     CODE      ESTIMATED TOTAL       PER $100 OF       ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                   NO.     ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

SYNADYNE I

JOB SITE ONLY
PHOENIX, AZ 85O16

CLERICAL OFFICE EMPLOYEES NOC                       8810          3,726,500              0.47           17,515

LABOR WORLD OF AMERICA, INC

5343 NORTH 16TH ST., STE 33
PHOENIX, AZ 85O16

FARM: NURSERY EMPLOYEES & DRIVERS                  0005D                100              4.23                4
INCLUDES INCIDENTAL LANDSCAPE GARDENING

LANDSCAPE GARDENING & DRIVERS                       0042             38,200              8.00            3,056
CODES 0042 AND 9102 PARK NOC MAY BE
ASSIGNED TO THE SAME RISK. THE PAYROLL OF
AN INDIVIDUAL EMPLOYEE MAY BE DIVIDED
AND ALLOCATED BETWEEN CODES 0042 AND
9102 PROVIDED THAT THE ENTRIES ON THE
ORIGINAL RECORDS OF THE INSURED DISCLOSE
AN ALLOCATION OF EACH INDIVIDUAL'S
PAYROLL. AN ESTIMATE OR PERCENTAGE
ALLOCATION OF PAYROLL IS NOT PERMITTED

BAKERY & DRIVERS, ROUTE SUPERVISORS                2003D            154,000              7.64          11,766

GRAIN MILLING                                      2014D             23,200             10.54           2,445

BOTTLING NOC & ROUTE SUPERVISORS,                   2157             28,200              6.09           1,717
DRIVERS

NET MFG                                             2380              1,500              3.48              52

AWNING OR TENT MFG - SHOP                           2576             21,800              5.34           1,164

RUG, CARPET OR UPHOLSTERY CLEANING                  2585             10,100              6.92             699

CLEANING OR DYEING & ROUTE SUPERVISORS,             2586              6,400              2.86             183
______SMEN, DRIVERS
-------------------------------------------------------------------------------------------------------------------


WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44             ARIZONA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                      CODE      ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                    NO.    ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

FURNITURE STOCK MFG                                  2735             200               14.48              29

CABINET WORKS - WITH POWER MACHINERY                2812D           2,700                7.73             209

SHADE ROLLER MFG - WOOD                              2841             200                6.96              14

FURNITURE ASSEMBLING-WOOD-FROM                       2881           1,400                5.11              72
MANUFACTURED PARTS

PHONOGRAPH CABINET MFG                              2883D             600                5.85              35

PIPE OR TUBE MFG - IRON OR STEEL - NOT               3028           2,400                6.17             148
CAST IRON - & DRIVERS

IRON WORKS SHOP DECORATIVE &                         3041             150                7.52              11
FOUNDRIES

SHEET METAL WORK SHOP                               3066D             700                8.22              58

METAL EQUIPMENT MFG                                 3076D             900                5.95              54

SCREW MFG                                            3145          17,400                3.89             677

SKATE MFG                                            3146           4,600                4.66             214

HEATER OR RADIATOR MFG                               3175           2,300                2.81              65

SPRING MFG                                           3303             600                4.78              29

AGRICULTURAL OR CONSTRUCTION MACHINERY               3507           9,400                4.81             452
MFG

COMPUTING, RECORDING OR OFFICE MACHINE              3574D             600                1.27               8
MFG NOC

PUMP MFG                                            3612D          11,800                9.08           1,071

MACHINE SHOP NOC                                    3632D             200                3.69               7

ELECTRICAL APPARATUS INSTALLATION OR                3724D             700                9.28              65
REPAIR & DRIVERS

CONCRETE PRODUCTS MFG & DRIVERS                     4034D           2,400               10.68             256
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)
                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-44             ARIZONA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                     CODE       ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                   NO.     ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

PLASTER BOARD OR PLASTER BLOCK MFG &                4036            200                 5.84             12
DRIVERS

GLASS MFG-CUT                                       4113            300                 2.94              9

COMPUTER CHIP MFG                                   4150            200                 1.92              4

BOX MFG - FOLDING PAPER - NOC                       4243          5,300                 6.63            351

PAPER GOODS MFG NOC                                 4279            700                 8.93             63

PRINTING                                           4299D            500                 3.51             18

BONE OR IVORY GOODS MFG                            4452D          4,900                 5.40            265

PLASTICS MFG: SHEETS RODS OR TUBES                  4459         19,500                 4.06            792

_____ MFG                                           4558            200                 7.06             14

SOAP OR SYNTHETIC DETERGENT MFG                     4720          3,800                 3.87            147

PHARMACEUTICAL, DRUG OR MEDICINE                    4825            900                 1.57             14
PREPARATION MFG & INCIDENTAL MFG
OF INGREDIENTS

SPORTING GOODS MFG NOC                              4902            300                 2.71              8

AUDIO OR VISUAL RECORDING MEDIA MFG                 4923            900                 2.96             27
INCLUDES TAPES OR DISKS, PHONOGRAPH
RECORD MFG. TO BE SEPARATELY RATED
AS CODE 4431

PLASTERING OR STUCCO WORK-ON OUTSIDE OF            5022D         14,200                15.15          2,151
BUILDINGS

FURNITURE OR FIXTURES INSTALLATION -                5146         70,400                10.19          7,174
PORTABLE - NOC

PLUMBING NOC & DRIVERS                              5183        112,800                 8.87         10,005

AIR CONDITIONING SYSTEMS NON-PORTABLE               5190          6,100                 7.75            473
AND DRIVERS

CONCRETE WORK-INCIDENTAL TO THE                    5215D            500                 8.22             41
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45            CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                            3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                     CODE       ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                   NO.     ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

GASOLINE RECOVERY--FROM CASING                      4740              6,400                3.13            200
HEAD OR NATURAL GAS

CHEMICAL MIXING, BLENDING AND                       4828                600                6.36             38
REPACKAGING ONLY-NOT MANUFACTURING OF
INGREDIENTS

IRON, STEEL, BRASS, BRONZE OR                       5102             73,000               12.66          9,242
ALUMINUM ERECTION-NON-STRUCTURAL-
WITHIN BUILDINGS

INSTRUMENT-PROFESSIONAL OR SCIENTIFIC--             5128              6,000                2.42            145
INSTALLATION, SERVICE OR REPAIR--AWAY
FROM SHOP--NOT OFFICE MACHINES

CABINET OR FIXTURES-PORTABLE; INTERIOR              5146            340,800                7.88         26,855
_____--INSTALLATION--N.O.C.--N.P.D
WITH "CARPENTRY"; 5697, "CARPENTRY";
5403, "CARPENTRY"; OR 5432, "CARPENTRY"

TELEPHONE OR TELEPHONE SYSTEM                       5191              7,800                3.48            271
INSTALLATION, SERVICE OR REPAIR
SHOP AND OUTSIDE

CONCRETE OR CEMENT WORK POURING OR                  5201              1,200               11.23            135
FINISHING OF CONCRETE SIDEWALKS,
DRIVEWAYS, PATIOS, CURBS OR GUTTERS -
INCLUDING THE MAKING OR STRIPPING OF
FORMS - EMPLOYEES WHOSE REGULAR HOURLY
WAGE DOES NOT EQUAL OR EXCEED $18.00
PER HOUR

CARPENTRY-EMPLOYEES WHOSE REGULAR HOURLY            5403             99,600               27.14         27,031
WAGE DOES NOT EQUAL OR EXCEED $18.00 PER
HOUR - N.O.C

WALLBOARD APPLICATION - WITHIN BUILDINGS            5446                600               14.85             89
INSTALLATION OR APPLICATION OF GYPSUM
WALLBOARD - INCLUDING FINISHING
AND PREPARATION PRIOR TO PAINTING -
EMPLOYEES WHOSE REGULAR HOURLY WAGE DOES
NOT EQUAL OR EXCEED $20.00 PER HOUR--
___THIS CLASSIFICATION IS APPLICABLE TO
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45             CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                            3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                    CODE        ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                  NO.      ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

THE INSTALLATION OR APPLICATION OF
INSULATING MATERIALS WITHIN THE BUILDING
WALLS, BUT ONLY IF INSTALLED BY THE
SAME EMPLOYER WHO WHO PERFORMS THE
WALLBOARD APPLICATION IN CONSTRUCTING
NEW BUILDINGS OR ADDITIONS TO EXISTING
BUILDINGS AT THE SAME JOB OR LOCATIONS.

STREET OR ROAD CONSTRUCTION-PAVING OR              5506            3,000                9.51             285
REPAVING, SURFACING OR RESURFACING OR
SCRAPING-ALL KINDS-INCLUDING AIRPORT
RUNWAYS, WARMING APRONS, INCIDENTAL FIELD
PLANTS, FENCE OR GUARD RAIL CONSTRUCTION

STREET OR ROAD CONSTRUCTION-GRADING-               5507            1,200                6.11              73
ALL OPERATIONS OF BRINGING ROADBED TO
GRADE, INCLUDING CLEARING AND GRUBBING
RIGHT-OF-WAY AND TEMPORARY SURFACING

SHEET METAL WORK--ERECTION, INSTALLATION           5538            5,300               14.87             788
OR REPAIR--SHOP AND OUTSIDE--INCLUDING
INSTALLATION OF FURNACES OR AIR-CONDITIONING
SYSTEMS--EMPLOYEES WHOSE REGULAR
HOURLY WAGE DOES NOT EQUAL OR EXCEED
$19.00 PER HOUR--N.O.C
THIS CLASSIFICATION IS APPLICABLE TO THE
INSTALLATION OF SHEET METAL ROOFING, BUT
ONLY IF INSTALLED BY THE SAME EMPLOYER
WHO PERFORMS THE SHEET METAL SKINNING IN
CONSTRUCTING NEW BUILDINGS OR ADDITIONS
TO EXISTING BUILDINGS AT THE SAME JOB OR
LOCATION. ALL OTHER ROOFING SHALL BE
SEPARATELY RATED

EXCAVATION--N.O.C.--INCLUDING BORROWING,           6218              900                9.26             83
FILLING OR BACKFILLING - EMPLOYEES WHOSE
REGULAR HOURLY WAGE DOES NOT EQUAL OR
EXCEED $22.00 PER HOUR
MASS ROCK EXCAVATION, GRADING OR
EXCAVATION IN CONNECTION WITH STREET OR
ROAD CONSTRUCTION, PILE DRIVING, SHAFT
SINKING, CAISSON OR COFFERDAM WORK
SHALL BE SEPARATELY RATED

SEWER CONSTRUCTION - ALL OPERATIONS--              6307              300               10.29             3__
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45             CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                            3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                    CODE        ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                  NO.      ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

INCLUDING CONSTRUCTION OF LATERALS AND
TUNNELING AT STREET CROSSINGS -
EMPLOYEES WHOSE REGULAR HOURLY WAGE DOES
NOT EQUAL OR EXCEED $20.00 PER HOUR.

CONFECTIONS AND FOOD SUNDRIES MFG OR               6504           387,200               8.59              33,260
PROCESSING-N.O.C

MOBILE CRANE AND HOISTING SERVICE                  7219           140,000              14.16              19,824
CONTRACTORS-N.O.C.-ALL OPERATIONS--
INCLUDING YARD EMPLOYEES

FREIGHT HANDLERS-PACKING OR HANDLING               7360             5,800              13.06                 757
MERCHANDISE AT SHIPPING OR RECEIVING
TERMINALS--N.O.C

WATERWORKS-OPERATION--ALL EMPLOYEES--              7520            23,200               5.29               1,227
INCLUDING CONSTRUCTION OR EXTENSION OF

SANITARY OR SANITATION DISTRICTS                   7580           263,400               3.33               8,771
OPERATION-ALL EMPLOYEES

TELECOMMUNICATIONS COMPANIES--ALL                  7600             2,500               2.60                  65
EMPLOYEES--INCLUDING INSTALLATION,
MAINTENANCE, REPAIR AND OPERATION OF
TELEPHONE LINES AND SYSTEMS, REMOTE
TRANSMISSION SITES, AND CENTRAL OFFICE
SWITCHING EQUIPMENT--INCLUDING SHOP

RADIO, TELEVISION OR COMMERCIAL                    7610             2,500               1.19                  30
BROADCASTING STATIONS-ALL EMPLOYEES-
INCLUDING CLERICAL OFFICE EMPLOYEES
AND SALESPERSONS
THE ACTUAL REMUNERATION OF PLAYERS,
ENTERTAINERS OR MUSICIANS MUST BE USED
UNLESS THE AMOUNT EXCEEDS $1,250 PER
WEEK, IN WHICH EVENT $1,250 SHALL BE
USED AS REPRESENTING THE ACTUAL WEEKLY
REMUNERATION OF EACH PLAYER,
ENTERTAINER OR MUSICIAN
MOTION PICTURE PRODUCTION SHALL BE
SEPARATELY CLASSIFIED

STORES-FLORISTS-INCLUDING SERVICE                  8001            25,500               5.64               1,438
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45             CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                            3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                     CODE       ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                   NO.     ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY


AWAY FROM PREMISES

STORES-CLOTHING,WEARING APPAREL OR DRY              8008            30,600                3.99         1,221
GOODS--RETAIL--INCLUDING ALTERATION
DEPARTMENT

STORES--FURNITURE--WHOLESALE OR RETAIL              8015            20,000                7.13         1,426

STORES -- RETAIL -- N.O.C                           8017            83,200                4.78         3,977

STORES--DEPARTMENT STORES--RETAIL--                 8039               150                4.28             6
INCLUDING CLERICAL OFFICE EMPLOYEES
AND SALESPERSONS

STORES--WINE OR SPIRITS--WHOLESALE--                8041            10,900                9.26         1,009
INCLUDING BLENDING, RECTIFYING,
DISTILLING OR BOTTLING

_____FLOOR COVERING -- WHOLESALE OR                 8042               800                5.74            46
RETAIL CARPET RUGS, VINYL OR LINOLEUM

STORES--AUTOMOBILE ACCESSORIES--                    8046             6,200                4.85           301
WHOLESALE OR RETAIL--INCLUDING INSIDE
OR OUTSIDE SALESPERSONS

STORES COMPUTER -- WHOLESALE OR                     8062            14,000                1.98           277
RETAIL--INCLUDING OUTSIDE SALESPERSONS

STORES LIGHTING FIXTURES -- WHOLESALE               8063             1,600                5.29            85
OR RETAIL

STORES -- VIDEOTAPE -- RENTAL OR SALE --            8070            15,400                2.29           353
RETAIL
THIS CLASSIFICATION SHALL APPLY TO EACH
SEPARATE STORE LOCATION AT WHICH THE
RENTAL OR SALE OF VIDEO SOFTWARE EQUALS
OR EXCEEDS 75% OF GROSS RECEIPTS

IRON OR STEEL MERCHANTS-NOT JUNK 8106 3,000 10.76 323
DEALERS OR IRON OR STEEL SCRAP
DEALERS

MACHINERY DEALERS-N.O.C.-INCLUDING                  8107            16,600                4.65           772
CONSTRUCTION AND REPAIR
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45             CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                            3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                      CODE      ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                    NO.    ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

CONSTRUCTION OR ERECTION PERMANENT YARDS              8227             68,000             7.72          5,265
-FOR MAINTENANCE OF EQUIPMENT OR STORAGE
OF MATERIAL

BUILDING MATERIAL DEALERS-COMMERCIAL-                 8232            100,300             9.66          9,689
NO SECONDHAND MATERIALS

SALVAGE MATERIAL DEALERS:                             8264            508,200            13.64         69,318
PAPER STOCK DEALERS--SECONDHAND

MACHINERY AND EQUIPMENT                               8267             78,500            13.00         10,205
DEALERS-SECONDHAND-INCLUDING
INCIDENTAL RECONDITIONING OR REPAIRING

WAREHOUSE--SELF STORAGE--ALL OTHER                    8290                200             8.89             18
EMPLOYEES--INCLUDING ON-SITE MANAGERS,
_____DENT EMPLOYEES AND RESIDENT CLERICAL
_____CE EMPLOYEES
WHEN LODGING IS PROVIDED BY THE EMPLOYER,
THE TOTAL REMUNERATION SHALL INCLUDE
THE MARKET VALUE OF SUCH LODGING TO THE
EMPLOYEE

WAREHOUSES-COLD STORAGE                               8291              6,300             7.44            469

WAREHOUSES-GENERAL MERCHANDISE-N.O.C                  8292            330,800            15.84         52,339

WAREHOUSES--FURNITURE--INCLUDING                      8293             46,500            23.38         10,872
PACKING OR HANDLING HOUSEHOLD GOODS AWAY
FROM INSURED'S PREMISES

ELEVATOR SERVICE INSPECTIONS, OILING                  8729                800             1.92             15
AND ADJUSTING--NO REPAIR

APARTMENT OR CONDOMINIUM COMPLEX                      8740             17,800             0.54             96
OPERATION--PROPERTY MANAGEMENT SUPERVISORS
--NOT RESIDENT OR ON-SITE MANAGERS OR
SUPERVISORS
THIS CLASSIFICATION APPLIES TO OFF-SITE
PROPERTY MANAGEMENT SUPERVISORS WHO
EXERCISE DIRECTION THROUGH RESIDENT OR
ON-SITE APARTMENT OR CONDOMINIUM COMPLEX
MANAGERS. THIS CLASSIFICATION ALSO
APPLIES TO OFF-SITE PROPERTY MANAGEMENT
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45             CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                            3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                     CODE       ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                   NO.     ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

SUPERVISORS WHO OVERSEE APARTMENT OR
CONDOMINIUM COMPLEXES AT WHICH ALL
OPERATION, MAINTENANCE AND CARE ACTIVITIES
ARE CONDUCTED BY SEPARATE CONCERNS AND
NO PAYROLL IS DEVELOPED UNDER CODE 9011,
"APARTMENT OR CONDOMINIUM COMPLEX
OPERATION".

SALESPERSONS--OUTSIDE                                8742              576,400              0.87          5,015

MAILING OR ADDRESSING                                8800               86,900              5.43          4,719
COMPANIES-INCLUDING CLERICAL OFFICE
EMPLOYEES-N P D

AUDITORS, ACCOUNTANTS, FACTORY COST OR               8803                  400              0.46              2
OFFICE SYSTEMATIZERS-ALL
EMPLOYEES-INCLUDING CLERICAL OFFICE
EMPLOYEES--N.P.D

NEWSPAPER, MAGAZINE OR BOOK PUBLISHING--             8807               35,500              1.57            557
NO PRINTING--EDITING, DESIGNING,
PROOFREADING AND PHOTOGRAPHIC COMPOSING--
INCLUDING CLERICAL OFFICE EMPLOYEES

CLERICAL OFFICE EMPLOYEES-N.O.C                      8810            2,214,000              0.77         17,048

PRINTING OPERATION--EDITING, DESIGNING,              8813              135,200              0.88          1,190
PROOFREADING AND PHOTOGRAPHIC COMPOSING
--INCLUDING CLERICAL OFFICE EMPLOYEES

INSTITUTIONAL EMPLOYEES - HOSPITALS,                 8830                1,200              3.03             36
SANITARIUMS, REST HOMES OR HOMES FOR THE
AGED--ALL EMPLOYEES--INCLUDING CLERICAL
OFFICE EMPLOYEES AND SALESPERSON--NOT
JAIL OR PRISION EMPLOYEES
IN DETERMINING THE PREMIUM CHARGE FOR
STUDENT NURSES OR INTERNES, SUCH PREMIUMS
SHALL BE COMPUTED ON THE BASIS OF
AN AVERAGE WAGE OF AT LEAST $100 PER
WEEK

JANITORIAL SERVICES - BY CONTRACTORS                 9008               64,800             12.40          8,035

BUILDING OPERATION --COMMERCIAL                      9009                6,400              6.24            399
PROPERTIES--ALL OTHER EMPLOYEES
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45             CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                            3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                    CODE        ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN                  NO.      ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

NEW CONSTRUCTION, ALTERATION, OR
DEMOLITION WORK SHALL BE SEPARATELY
RATED.
THE PREPARATION OR SERVING OF HOT
FOODS SHALL BE SEPARATELY RATED AS
9079(l), "RESTAURANTS".

BUILDING OPERATION--N.O.C.--ALL OTHER              9015            47,300                8.89           4,205
EMPLOYEES--INCLUDING RESIDENT OR ON-SITE
MANAGERS
WHEN LODGING IS PROVIDED BY THE
EMPLOYER, THE TOTAL REMUNERATION SHALL
INCLUDE THE MARKET VALUE OF SUCH
LODGING TO THE EMPLOYEE
FLATS, APARTMENTS, OR MULTIPLE DWELLINGS
HAVING FOUR OR MORE UNITS ARE SUBJECT TO
A MINIMUM PAYROLL OF $2000 PER
___UM FOR ONE LOCATION AND TO A MINIMUM
___$1000 FOR EACH ADDITIONAL LOCATION
COVERED BY THE SAME POLICY

AMUSEMENT PARKS OR EXHIBITIONS--CARE,              9016             1,500                6.57              99
CUSTODY AND MAINTENANCE OF PREMISES;
OPERATION OF ELEVATORS OR HEATING,
LIGHTING OR POWER APPARATUS--INCLUDING
POLICEMEN, WATCHMEN, MUSICIANS, BOX
OFFICE EMPLOYEES, TICKET SELLERS OR
GATE ATTENDANTS

HOSPITALS--ALL EMPLOYEES--INCLUDING                9043            80,100                3.03           2,427
CLERICAL OFFICE EMPLOYEES AND SALESPERSONS
IN DETERMINING THE PREMIUM CHARGE FOR
STUDENT NURSES OR INTERNES, SUCH PREMIUMS
SHALL BE COMPUTED ON THE BASIS
OF AN AVERAGE WAGE OF AT LEAST $100
PER WEEK

CLUBS--COUNTRY OR GOLF--ALL EMPLOYEES--            9060             5,800                6.32             367
INCLUDING RESTAURANT OR TAVERN EMPLOYEES

RESIDENTIAL CLEANING SERVICES--BY                  9096               200               15.09              30
CONTRACTORS

COLLEGES OR SCHOOLS--PRIVATE NOT                   9101               450                6.22              28
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45             CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.          SCHEDULE             STATE EMPLOYER/UNEMPLOYMENT ID

                                                           3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

AUTOMOBILE SCHOOLS--ALL EMPLOYEES OTHER
THAN PROFESSORS, TEACHERS OR PROFESSIONAL
EMPLOYEES--INCLUDING CAFETERIAS

CEMETERY OPERATION-ALL EMPLOYEES                    9220             14,500                8.82          1,279

GARBAGE, ASHES OR REFUSE COLLECTING                 9403             44,500               11.97          5,327

GARBAGE, ASHES OR REFUSE DUMP                       9424            125,300                9.61         12,041
OPERATIONS-ALL EMPLOYEES

HOUSEHOLD APPLIANCES--ELECTRICAL--                  9519             18,300                6.47          1,184
INSTALLATION, SERVICE OR REPAIR

HOUSE FURNISHINGS-N.O.C.--                          9521             12,100               10.21          1,235
INSTALLATION-INCLUDING UPHOLSTERING

____FOLDS, SHORING, CONCRETE OR CEMENT              9529             18,600               15.58          2,898
____TRIBUTING TOWERS, HOD HOISTS OR
CONSTRUCTION ELEVATORS-INSTALLATION
OR REMOVAL

ADVERTISING COMPANIES-OUTDOOR-SELLING               9549                100                9.03              9
SPACE FOR ADVERTISING PURPOSES-INCLUDING
SHOP OPERATIONS, AND THE ERECTION,
PAINTING, REPAIR, MAINTENANCE, OR
REMOVAL OF SIGNS; BILL POSTING; SIGN
PAINTING OR LETTERING IN OR UPON
BUILDINGS OR STRUCTURES

LABOR WORLD OF AMERICA, INC. (A CORP.)

2413 SOUTH GARFIELD AVENUE
MONTEREY PARK, CA 91754

CLERICAL OFFICE EMPLOYEES-N.O.C                     8810              9,000                0.77             69
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)


                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45             CALIFORNIA
-------------------      ---------------          ------------------------------
POLICY PREFIX & NO.         SCHEDULE              STATE EMPLOYER/UNEMPLOYMENT ID

                                                            3170801
                                                 -------------------------------
                                                 INTRA/INDEPENDENT STATE RISK ID

-------------------------------------------------------------------------------------------------------------------

ITEM 4. CLASSIFICATION OF OPERATIONS                            PREMIUM BASIS          RATES
-------------------------------------------------------------------------------------------------------------------

ENTRIES IN THIS ITEM, EXCEPT AS                 CODE           ESTIMATED TOTAL      PER $100 OF        ESTIMATED
SPECIFICALLY PROVIDED ELSEWHERE IN               NO.         ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
THIS POLICY, DO NOT MODIFY ANY OF
THE OTHER PROVISIONS OF THIS POLICY

UNMODIFIED PREMIUM                                                                                         707,352
TOTAL UNMODIFIED PREMIUM                                                                                   707,352
EXPERIENCE MODIFICATION (ACTUAL)   2.26           9898                                                     891,264
SCHEDULE MODIFICATION                65%          9887                                                  (1,039,100)
MODIFIED STANDARD PREMIUM                                                                                  559,516
LOSS REIMBURSEMENT    $250,000                    9862                                                    (268,662)
UNDISCOUNTED PREMIUM                                                                                       559,516
EXPENSE CONSTANT                                  0900                                                         160
TOTAL ESTIMATED ANNUAL PREMIUM                                                                             291,014
CA UF SURCHARGE                   .2548%          0088                                                       1,426
CA FRAUD SURCHARGE                .4242%          0088                                                       2,374

TOTAL DUE                                                                                                  294,814
-------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

                       LARGE RISK RATING PLAN ENDORSEMENT
                                  (SHORT FORM)

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97       forms a part of Policy No.
                                                      RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for this policy will be determined according to the Large Risk Rating Plan Endorsement attached to policy NO. RMWC 2177940



53820                            COUNTERSIGNED BY ____________________________
(ED. 07-92)                                          AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                      DEFENSE BASE ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different @ate is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the work described in the Schedule or described on the Information Page as subject to the Defense Base Act. The policy applies to that work as though the location included in the description of the work were a state named in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C.  WORKERS' COMPENSATION LAW

    Workers' Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Defense Base Act (42 USC Sections 1651-1654). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

    Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Defense Base Act.

                                    Schedule

DESCRIPTION OF WORK

NO WORK AT THIS TIME.
IT IS AGREED THAT IF ANY WORK IS SUBJECT TO THE DEFENSE BASE
ACT, THE INSURER WILL ENDORSE THE POLICY WITHIN SIXTY (60)
DAYS OF NOTIFICATION.



WC 00 01 01 A                   COUNTERSIGNED BY _____________________________
(ED. 4-92)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                         CALIFORNIA WORKERS COMPENSATION
                                FRAUD ASSESSMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

In order to fund increased investigation and prosecution of Workers Compensation fraud, Senate Bill 1218, statutes of 1990, created the Workers Compensation Fraud Account with the Insurance Fund administered by the Insurance Commissioner. The proceeds of this fund include this annual assessment collected from all insured and self insured employers, and remitted by your insurance company to the Workers Compensation Fraud Account.

SURCHARGE FACTOR                   SURCHARGE AMOUNT

    .4242                             $ 2374






56154WC (12-92)                 COUNTERSIGNED BY ______________________________
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

              CALIFORNIA - ADMINISTRATION REVOLVING FUND ASSESSMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

California Law requires insurers who provide Workers' Compensation insurance to collect an Administration Revolving Fund Assessment for each insured employer. The percentage, as determined by the Director of the Department of Industrial Relations, is applied to each insured employer's premium for the purpose of determining its share of the assessment to be paid. This surcharge amount is subject to adjustment at audit.

The Fund was established pursuant to the provisions of California Labor Code
Section 62.5.

Your policy has been surcharged by the amount/percent stated below:

        SURCHARGE AMOUNT:                 $1,426

        SURCHARGE PERCENT:                .2548




WC 04 00 02 A                     COUNTERSIGNED BY ___________________________
(ED. 8-91)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

    LONGSHOREMEN'S AND HARBOR WORKERS' COMPENSATION ACT COVERAGE ENDORSEMENT
                                   CALIFORNIA

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to work subject to the Longshoremen's and Harbor Workers' Compensation Act in California. The policy applies to that work as though California were listed in Item 3.A. of the Information Page.

The definition of workers compensation law includes the Longshoremen's and Harbor Workers' Compensation Act (33 USC Sections 901-950) and any amendment to that Act that is in effect during the policy period.

This endorsement does not apply to work subject to the Defense Base Act, the Outer Continental Shelf Lands Act, or the Nonappropriated Fund Instrumentalities Act.

The estimated premium for the Longshoremen's and Harbor Workers' Compensation Act coverage provided by this endorsement is as shown in the Schedule below or
Item 4 of the Information Page.

                                    SCHEDULE

                                    ESTIMATED          RATE PER       ESTIMATED
                                      ANNUAL           $100 OF          ANNUAL
CODE NO.       CLASSIFICATION      REMUNERATION      REMUNERATION      PREMIUM


                     SEE California Schedule OF Operations



                                   TOTAL ESTIMATED ANNUAL PREMIUM



WC 04 01 01                     COUNTERSIGNED BY _____________________________
(ED. 4-84)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                   POLICY AMENDATORY ENDORSEMENT - CALIFORNIA

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

It is agreed that, anything in the policy to the contrary notwithstanding, such insurance as is afforded by this policy by reason of the designation of California in Item 3 of the information page is subject to the following provisions:

1. MINORS ILLEGALLY EMPLOYED - NOT INSURED. This policy does not cover liability for additional compensation imposed on you under Section 4557, Division IV, Labor Code of the State of California, by reason of injury to an employee under sixteen years of age and illegally employed at the time of injury.

2. PUNITIVE OR EXEMPLARY DAMAGES-UNINSURABLE. This policy does not cover punitive or exemplary damages where insurance of liability therefor is prohibited by law or contrary to public policy.

3. INCREASE in INDEMNITY PAYMENT-UNINSURABLE. This policy does not cover an increase in indemnity payment as provided for in subdivision (e) of Section 4650 of the Labor Code, if the late indemnity payment which gives rise to the increase in the amount of payment is due less than seven (7) days after we receive the completed claim form from you. You are responsible for the amount of increase in indemnity payments not covered under this policy and will reimburse us for any increase in indemnity payment not covered under the policy when the aggregate total amount of the reimbursement payments paid in a policy year exceeds one hundred dollars ($100).

4. APPLICATION OF POLICY. Part One, "Workers' Compensation Insurance", A "How This Insurance Applies", is amended to read as follows:

    This workers' compensation insurance applies to bodily injury by accident or disease, including death resulting therefrom. Bodily injury by accident must occur during the policy period. Bodily injury by disease must be caused or aggravated by the conditions of your employment. Your employee's exposure to those conditions causing or aggravating such bodily injury by disease must occur during the policy period.

5. RATE CHANGES. This policy is issued by us and accepted by you with the agreement that you will accept any increase in premium or in the rates of premium which may be promulgated under any rating plan approved by the Insurance Commissioner of the State of California, and that the effective date of any such increase shall be the effective date thereof fixed in accordance with the provisions of any such rating plan so approved by the Insurance Commissioner. Also the rates used to determine the premium are subject to increase during the term of the policy if an increase in rates applicable to policies in force is approved by the Insurance Commissioner of the State of California, and that the effective date of any such increase shall be the date fixed by the Insurance Commissioner.

6. LONG TERM POLICY. If this policy is written for a period longer than one year, all the provisions of this policy shall apply separately to each consecutive twelve-month period or, if the first or last consecutive period is less than twelve months, to such period of less than twelve months, in the same manner as if a separate policy had been written for each consecutive period.

7. STATUTORY PROVISION. Your employee has a first lien upon any amount which becomes owing to you by us on account of this policy, and in the case of your legal incapacity or inability to receive the money and pay it to the claimant, we will pay it directly to the claimant.



WC 04 03 01 A
(ED. 1-91)
                                     1 of 2

                                 INSURED'S COPY

It is further agreed that this policy, including all endorsements forming a part thereof, constitutes the entire contract of insurance. No condition, provision, agreement, or understanding not set forth in this policy or such endorsements shall affect such contract or any rights, duties, or privileges arising therefrom.

Applicable to and forming part of Policy No. RM WC 217-79-45

Issued by the THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

To OUTSOURCE INTERNATIONAL, INC. (A CORP.)            of BOCA RATON      FL

Dated at _________________________ this ________ day of ___________,19_____

Countersigned _____________________________________________________________


WC 04 03 01 A                   COUNTERSIGNED BY ______________________________
(ED. 1-91)                                            AUTHORIZED REPRESENTATIVE

                                     2 of 2

                                 INSURED'S COPY

             VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY COVERAGE
                             ENDORSEMENT-CALIFORNIA

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

If the employer named in item 1 of the Information Page has in his employment persons not entitled to compensation under Division 4 of of the Labor Code of the State of California, this policy shall operate as an election on the part of the employer to come under the compensation provisions of Division 4 with respect to those persons described in the Schedule below.

This policy applies to those persons described in the Schedule below as employees.

                                    SCHEDULE

            NO SUCH PERSON AT THIS TIME.
            IT IS AGREED THAT IF ANY SUCH PERSON IS SUBJECT TO THE VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY COVERAGE ENDORSEMENT, THE INSURER WILL ENDORSE THE POLICY WITHIN SIXTY (60) DAYS OF NOTIFICATION.



WC 04 03 05                          COUNTERSIGNED BY _________________________
(ED. 1-85)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

             EMPLOYERS' LIABILITY COVERAGE AMENDATORY ENDORSEMENT -
                                   CALIFORNIA

This endorsement changes the policy to which it is attached effective on inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

by THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Premium

The insurance afforded by Part Two (Employers' Liability Insurance) by reason of designation of California in item 3 of the information page is subject to the following provisions:

A.  "How This Insurance Applies", is amended to read as follows:

    A.   How This Insurance Applies

         This employers' liability insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury means a physical or mental injury, including resulting death. Bodily injury does not include emotional distress, anxiety, discomfort, inconvenience, depression, dissatisfaction or shock to the nervous system, unless caused by either a manifest physical injury or a disease with a physical dysfunction or condition resulting in treatment by a licensed physician and surgeon.

         1. The bodily injury must arise out of and in the course of the injured employee's employment by you.

         2. The employment must be necessary or incidental to your work in California.

         3.  Bodily injury by accident must occur during the policy period.

         4. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

         5. If you are sued, the original suit and any related legal actions for damages for bodily injury by accident or by disease must be brought in the United States of America, its territories or possessions, or Canada.

C.  "Exclusions", is amended to read as follows:

    C.   EXCLUSIONS

         This insurance does not cover:

         1.  liability assumed under a contract;

         2. bodily injury to an employee while employed in violation of law with your actual knowledge or the actual knowledge of any of your executive officers;

         3. any obligation imposed by a workers' compensation, occupational disease, unemployment compensation, or disability benefits law, or any similar law;

         4.  bodily injury intentionally caused or aggravated by you;

         5. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America or Canada who is temporarily outside these countries;

         6.  bodily injury arising out of termination of employment;

         7. bodily injury arising out of the coercion, demotion, reassignment, discipline, defamation, harassment or humiliation of, or discrimination against any employee.


WC 04 03 60                       COUNTERSIGNED BY ____________________________
(ED. 8-86)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                 ANNIVERSARY RATING DATE ENDORSEMENT-CALIFORNIA

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium and rates for this policy, and the experience rating modification factor, if any, may change on your anniversary rating date shown in the Schedule.

                                    SCHEDULE

ANNIVERSARY RATING DATE: MARCH (MONTH) 01 (DAY) 1997 (YEAR)





WC 04 04 01                        COUNTERSIGNED BY ___________________________
(ED. 8-84)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                  MANDATORY RATE CHANGE ENDORSEMENT-CALIFORNIA

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium and rates with respect to the insurance provided by this policy by reason of the designation of California in Item 3 of the Information Page are subject to change if ordered by the Insurance Commissioner of the State of California pursuant to Section 11737 of the California Insurance Code.


WC 04 04 02                        COUNTERSIGNED BY ___________________________
(ED. 01-95)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                       CALIFORNIA CANCELATION ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the insurance provided by the policy because California is shown in Item 3.A. of the Information Page.

The cancelation condition in Part Six (Conditions) of the policy is replaced by these conditions:

CANCELATION

1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancelation is to take effect.

2.  We may cancel this policy for one or more of the following reasons:

    a.   Non-payment of premium;

    b.   Failure to report payroll;

    c. Failure to permit us to audit payroll as required by the terms of this policy or of a previous policy issued by us;

    d. Failure to pay any additional premium resulting from an audit of payroll required by the terms of this policy or any previous policy issued by us;

    e.   Material misrepresentation made by you or your agent;

    f.   Failure to cooperate with us in the investigation of a claim;

    g.   Failure to comply with Federal or State safety orders;

    h. Failure to comply with written recommendations of our designated loss control representatives;

    i.   The occurrence of a material change in the ownership of your business;

    j. The occurrence of any change in your business or operations that materially increases the hazard for frequency or severity of loss;

    k. The occurence of any change in your business or operation that requires additional or different classification for premium calculation;

    l. The occurrence of any change in your business or operation which contemplates an activity excluded by our reinsurance treaties.


WC 04 06 01A
(ED. 12-93)

                                 INSURED'S COPY

3. If we cancel your policy for any of the reasons listed in (a) through (f), we will give you 10 days advance written notice, stating when the cancelation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information page will be sufficient to prove notice. If we cancel your policy for any of the reasons listed in items (g) through (1), we will give you 30 days advance written notice; however, we agree that in the event of cancelation and reissuance of a policy effective upon a material change in ownership or operations, notice will not be provided.

4. The policy period will end on the day and hour stated in the cancelation notice.


WC 04 06 01 A                  COUNTERSIGNED BY ______________________________
(ED. 12-93)                                          AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                   CALIFORNIA WORKERS' COMPENSATION INSURANCE
                              NOTICE OF NON-RENEWAL

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97       forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA


Section 11664 of the California Insurance Code which becomes operative November 30, 1994 requires us in most instances to provide you with a notice of non-renewal, except as specified in paragraphs 1 through 6 below, if we elect to non-renew your policy. The notice is required to be be sent to you at least 30 days but not more than 120 days before the end of the policy period. If we fail to provide you the required notice, we are required to continue the coverage under the policy with no change in the premium rate until 60 days after we provide you with the required notice.

We are not required to provide you with a notice of non-renewal in any of the following situations:

1. Your policy was transferred or renewed without a change in its terms or conditions or the rate on which the premium is based to another insurer or other insurers who are members of the same insurance group as us.

2. The policy was extended for 90 days or less and the required notice was given prior to the extension.

3. You obtained replacement coverage or agreed, in writing, within 60 days of the termination of the policy, to obtain that coverage.

4. The policy is for a period of no more than 60 days and you were notified at the time of issuance that it may not be renewed.

5. You requested a change in the terms or conditions or risks covered by the policy within 60 days prior to the end of the policy period.

6. We made a written offer to the insured to renew the policy at a premium rate increase of less than 25 percent.



WC61689A                           COUNTERSIGNED BY ___________________________
(ED. 04-96)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                             NOTICE TO POLICYHOLDER

                        CALIFORNIA WORKERS' COMPENSATION
                              INSURANCE RATING LAWS

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12: 01 AM 01/01/97       forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Pursuant to Section 11752.8 of the California Insurance Code, we are providing you with an explanation of the California workers' compensation rating laws applicable to new and renewal policies with anniversary rating dates on and after January 1, 1995.

1. The laws requiring all insurers to charge the same minimum rate uniformly to all employers within a given classification has been repealed. Beginning January 1, 1995, we will establish our own rates for workers' compensation. Our rates will not be applicable prior to the first normal anniversary rating date of a policy incepting on or after January 1, 1995. Our rates, rating plans and related information are filed with the Insurance Commissioner and are open for public inspection.

2. The Insurance Commissioner can disapprove our rates, rating plans or classifications only if he has determined after public hearing that our rates might jeopardize our ability to pay claims or create a monopoly in the market. A monopoly is defined by law as a market where one insurer writes 20% or more of that part of the California workers' compensation insurance that is not written by the State Compensation Insurance Fund. If the Insurance Commissioner disapproves our rates, rating plans or classifications, he may order an increase in the rates applicable to outstanding Policies.

3. Rating organizations may develop pure premium rates which are subject to the Insurance Commissioner's approval. A pure premium rate reflects the anticipated cost and expenses of claims per $100 of payroll for a given classification. Pure premium rates are advisory only, as we are not required to use the pure premium rates developed by any rating organization in establishing our own rates.

4. We must adhere to a single, uniform experience rating plan. If you are eligible for experience rating under the plan, we will be required to adjust your premium to reflect your claim history. A better claim history generally results in a lower experience rating B modification; more claims, or more expensive claims, generally result in a higher experience rating modification. The uniform experience rating plan developed by the insurance rating organization designated by the Insurance Commissioner is subject to the approval of the Insurance Commissioner.

5. A standard classification system developed by the insurance rating organization designated by the Insurance Commissioner is subject to approval of the Insurance Commissioner. The standard classification system is a method of recognizing and separating policyholders into industry or occupational groups according to their similarities and/or differences. We can adopt and apply the standard classification system or develop and apply our own classification system, provided that we can report the payroll, expenses and other costs of claims in a way which is consistent with the standard classification system.

6. Our rates and classifications may not violate the Unruh Civil Rights Act or be unfairly discriminatory.

7. We will provide an appeal process for you to appeal the way we rate your insurance policy. The process will require us to respond to your written appeal within 30 days. If you are not satisfied with the result of your appeal, you may appeal our decision to the Insurance Commissioner.


WC61690                            COUNTERSIGNED BY ___________________________
(ED. 01-95)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                             NOTICE TO POLICYHOLDER

             CALIFORNIA WORKERS' COMPENSATION INSURANCE RATING LAWS

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-45

Issued to OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Pursuant to Section 11752.8 of the California Insurance Code, we are informing you of the following changes in laws affecting workers' compensation insurance rating enacted during the 1993 session of the California Legislature:

CHANGES EFFECTIVE ON OR BEFORE JANUARY 1, 1994

1. You must notify us if you know facts that prove any aspect of an employee's claim is false. You have the right to dispute whether a claim is compensable. If you dispute claim compensability and you notify us and the Workers' Compensation Appeals Board (WCAB) in writing, and if the WCAB determines that claim noncompensable, you may be entitled to reimbursement of premium you paid due to the inclusion of that claim in your experience modification.

2. When a claim is made, we set a "case reserve" which includes our estimates of medical-legal costs, vocational rehabilitation costs, and all other estimated expenses and benefits to be paid on that claim. At your request, we will provide you a written justification for any case reserve that affects your premium.

3. At your request, we will provide you with all parts of a claim file that affect your premium, and we will discuss the file with you. We cannot provide you, however, with documents that are protected by legal privilege (such as attorney-client privilege) or any documents we are prohibited by law from disclosing.

4. We cannot surcharge your policy by applying a plan or method that is unfairly discriminatory. Prior to January 1, 1995, we will report annually all surcharge plans or methods we use to the Insurance Commissioner.

5. California Insurance code Section 676.8, which specifies the reasons for which we may cancel your policy, provides as follows:

    676.8 a) This section applies only to policies of workers' compensation insurance.

          b) After a policy is in effect, no notice of cancellation shall be effective, unless it complies with the notice requirements for this section and is based upon the occurrence, after the effective date of the policy, of one or more of the following:

               1) The policyholder's failure to make any workers' compensation insurance premium payment when due.

               2) The policyholder's failure to report payroll, to permit the insurer to audit payroll as required by the terms of the policy or of a previous policy issued by the insurer, or to pay any additional premium as a result of a audit of payroll as required by the terms of the policy or of a previous policy.

               3) The policyholder's material failure to comply with federal or state safety orders or written recommendations of the insurer's designated loss control representative.


WC61691
(ED. 01-95)

                                     1 of 4

                                 INSURED'S COPY

               4) A material change in ownership or any change in the policyholder's business or operations that materially increases the hazard for frequency or severity of loss, requires additional or different classifications for premium calculations, or contemplates an activity excluded by the insurer's reinsurance treaties.

               5)  Material misrepresentation by the policyholder or its agent.

               6) Failure to cooperate with the insurer in the insurer's investigation of a claim.

          c) A policy shall not be canceled for the conditions specified in paragraph (1), (2), (5), or (6) of subdivision (b) except upon 10 days' written notice to the policyholder by the insurer. A policy shall not be canceled for the conditions specified in paragraph
               (3) or (4) of subdivision (b) except upon 30 days' written notice to the policyholder by the insurer, provided that no notice is required if an insured and insurer consent to the cancellation and reissuance of a policy effective upon a material change in ownership or operations of the insured. If the policyholder remedies the condition to the insurer's satisfaction within the specified time period, the policy shall not be canceled by the insurer.

          d) Nothing in this section shall preclude, while policies are in force, changes in the premium rate required or authorized by law, regulation, or order of the Commissioner, or otherwise agreed to between the policyholder and insurer.

          e) Any policy written for a term longer than one year, or any policy with no fixed expiration date, shall be considered as if written for successive policy periods of one year.

CHANGES EFFECTIVE JANUARY 1, 1995

1. The laws requiring all insurers to charge the same minimum rate uniformly to all employers within a given classification has been repealed. Beginning January 1, 1995, we will establish our own rates for workers' compensation. We will file our rates, rating plans and related information with the Insurance Commissioner. The rate information we file will be open for public inspection.

2. The Insurance Commissioner can disapprove our rates, rating plans or classifications only when he has reason to believe that our rates might jeopardize our ability to pay claims or create a monopoly in the market. A monopoly is defined by law as a market where one insurer writes 20% or more of that part of the California workers' compensation insurance that is not written by the State Compensation Insurance Fund.

3. Rating organizations may develop pure premium rates which are subject to the Insurance Commissioner's approval. A pure premium rate reflects the anticipated cost and expenses of claims per $100 of payroll for a given classification. Pure premium rates are advisory only, as we are not required to use the pure premium rates developed by any rating organization in establishing our own rates.

4. All insurers must adhere to a single, uniform experience rating plan. If you are eligible for experience rating under the plan, we will be required to adjust your premium to reflect your claim history. A better claim history generally results in a lower experience rating modification; more claims, or more expensive claims, generally result in a higher experience rating modification. The uniform experience rating plan will be filed with the Insurance Commissioner.

5. The Insurance Commissioner, in conjuction with an insurance rating organization the Insurance Commissioner designates, will develop a classification system, which is a method of recognizing and separating policyholders into industry or occupational groups according to their similarities and/or differences. We can develop a classification system, which is a method of recognizing and separating policyholders into industry or occupational groups according to their similarities and/or differences. We can develop and apply our own classification system, provided that we can report the payroll, expenses and other costs of claims in a way which is consistent with the Insurance Commissioner's designated classification system or uniform statistical plan.

6. Our rates and classifications may not violate the Unruh Civil Rights Act, which shall include any arbitrary economic discrimination as a prohibited basis of discrimination.


WC61691
(ED. 01-95)
                                     2 of 4

                                 INSURED'S COPY

7. We will provide an appeal process for you to appeal the way we rate your insurance policy. The process will require us to respond to your written appeal within 30 days. If you are not satisfied with the result of your appeal, you may appeal our decision to the Insurance Commissioner.

Section 11752.6 of the California Insurance Code provides that you have the right to the following:

1. RATING INFORMATION. Upon written request, you are entitled to information relating to loss experience, claims, classification assignments and policy contracts as well as rating plans, rating systems, manual rules or other information that impact your premium that is maintained in the records of the Workers' Compensation Insurance Rating Bureau of California ("WCIRB"), a rating organization licensed by the California Insurance Commissioner.

2. POLICYHOLDER OMBUDSPERSON. A policyholder ombudsperson is available to the WCIRB to assist you in obtaining and evaluating the information referenced above. The ombudsperson may represent you in any dispute with us or on appeal to the Insurance Commissioner pursuant to Section 11752.6 of the Insurance Code (copy attached). The address of the WCIRB is One Market, Spear Street Tower, Suite 500, San Francisco, California 94105-1088. The telephone number is (415) 777-0777.

3. STATISTICAL REPORTING. For claims covered under this policy, we will estimate the ultimate cost of unsettled claims for statistical purposes eighteen months after the policy becomes effective and will report those estimates to the WCIRB no later than the twentieth month after the effective date of the policy. The cost of any settled claims will also be reported at that time. At twelve-month intervals thereafter, we will update and report to the WCIRB the estimated cost of any unsettled claims and the actual final cost of any claims settled in the interim. The amounts we report will be used by the WCIRB to compute your experience modification if you are eligible for experience rating.

4. DIVIDEND CALCULATION If this is a participating policy (a policy on which a dividend may be paid), upon payment or non-payment of a dividend, we shall provide a written explanation to you which sets forth the basis of the dividend calculation. The explanation will be in clear, understandable language and will express the dividend as a dollar amount and as a percentage of the earned premium for the policy year on which the dividend is calculated.

                            CALIFORNIA INSURANCE CODE

                (Policyholder Information Available to Employer)


11752.6  a)   A licensed rating organization shall make available, in writing, to an employer insured under a workers' compensation policy, all policyholder information contained in its records upon request of the employer and after notice to the employer's insurer.

          b) AS used in the section, "policyholder information" means all information relating to the employer's loss experience, claims, classification assignments, and policy contracts, and includes information relating to rating plans, rating systems, manual rules, and any other information that impact the policyholder's pure premium rates.

          c) If the licensed rating organization rejects an employer's request for that information, the rating organization shall notify the employer in writing as to the reasons for the rejection. An employer whose request for that information has been rejected in whole or in part may appeal to the commissioner in accordance with Section 11753.1. If the commissioner finds that the reasons for the rejection are not justified, he or she may order the rating organization to furnish that information to the employer.

          d) No licensed rating organization or member thereof, or member of a committee of a licensed rating organization when acting in its capacity as a member of the committee, or officer or employee of a licensed rating organization, when acting within the scope of his or her employment, shall be liable to any person for injury, personal or otherwise, or damages caused or alleged to have been caused, either directly or indirectly, by the disclosure of information to an employer pursuant to this section or for the accuracy or completeness of the Information so disclosed.


WC61691
(ED. 01-95)
                                     3 of 4

                                 INSURED'S COPY

          e) This section shall not be construed as implying the existence of liability in circumstances not defined in this section, nor does it imply a legislative recognition that, except for enactment of this section, a liability has existed or would exist in the circumstances stated in this section.

          f) This section shall not be construed as limiting any authority of a licensed rating organization to disclose information contained in its records to others.

          g) There shall be established in all licensed rating organizations a policyholder ombudsman. The policyholder ombudsman shall be a person with sufficient knowledge of the workers' compensation ratemaking process to provide information and assistance to policyholders in obtaining and evaluating the information provided in this section. Every rating organization licensed in this state shall provide staff and other necessary resources to allow the ombudsman to provide prompt and complete service to workers' compensation policyholders of this state. The policyholder ombudsman may represent the policyholder in any dispute with insurers or on appeal to the commissioner as provided in this section.

          h) For all policies of insurance issued or renewed on or after January 1, 1994, the insurer shall advise the policholder in writing of the following:

               1. The policyholder's right to request a written report containing the information set forth in this section from the licensed rating organization of which the insurer is a member and a statement that the policyholder may contact the policyholder ombudsman to assist in obtaining and evaluating that information, together with the telephone number and address of the ombudsman.

               2. If a participating policy, that upon payment or nonpayment of a dividend the policyholder shall be provided a written explanation, in a clear and understandable language, setting forth the basis of the calculating and expressing any dividend in both dollar amount and as a percentage of earned premium under the policy.

               3. The date when the insurer is required to file the first unit statistical report with the licensed rating organization designated by the commissioner.


WC61691                         COUNTERSIGNED BY _____________________________
(ED. 01-95)                                          AUTHORIZED REPRESENTATIVE

                                     4 of 4

                                 INSURED'S COPY

                                                                        PAGE 001
                               ENDORSEMENT # 00001

This endorsement, effective 12:01 AM 01/01/97

Forms a part OF policy no.: RM WC 217-79-45

Issued to: OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                            NAMED INSUREDS                     FEIN
                            --------------                     ----

        00001    OUTSOURCE INTERNATIONAL, INC. (A CORP.)    568842988

        00002    LABOR WORLD OF AMERICA, INC. (A CORP.)     592754571



                                                   ----------------------------
                                                   AUTHORIZED REPRESENTATIVE
Issue Date: 04/10/97
IwOOO3


                                 INSURED'S COPY

                                                                        PAGE 001
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 0 1/01/97

Forms a part of policy no.: RM WC 217-79-45

Issued to: OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                                    ADDITIONAL LOCATIONS
                                    --------------------

            00001     8000 N FEDERAL HIGHWAY
                      BOCA RATON                          FL       33487

            00002     NO PHYSICAL LOCATION                CA


            00003     2413 SOUTH GARFIELD AVENUE
                      MONTEREY PARK                       CA       91754


                                                  -----------------------------
                                                  AUTHORIZED REPRESENTATIVE

Issue Date: 04/10/97

1WO004

                                 INSURED'S COPY

                               ENDORSEMENT # 00003

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-45

Issued to: OUTSOURCE INTERNATIONAL, INC. (A CORP.)

BY: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

NOTICE OF CANCELLATION

IT IS AGREED THAT IN THE EVENT OF CANCELLATION OF THIS POLICY, THE COMPANY WILL GIVE TO THE NAMED INSURED AT THE ADDRESS INDICATED IN THE DECLARATIONS NINETY
(90) DAYS WRITTEN NOTICE OF SUCH CANCELLATION, EXCEPT FOR NONPAYMENT OF PREMIUM WHEREIN ONLY TEN (10) DAYS WILL BE GIVEN.


                                                  -----------------------------
                                                  AUTHORIZED REPRESENTATIVE
Issue Date: 04/10/97

1WO014

                                 INSURED'S COPY

                                   ENDORSEMENT

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-45

Issued to: OUTSOURCE INTERNATIONAL, INC. (A CORP.)

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

THIS POLICY PROVIDES NO COVERAGE IN THE STATE OF MAINE.


                                                  -----------------------------
                                                  AUTHORIZED REPRESENTATIVE
Issue Date: 04/10/97

wc880001

                                 INSURED'S COPY

ISSUED BY THE STOCK INSURANCE COMPANY
HEREIN CALLED THE COMPANY                      AGENT NUMBER      POLICY NUMBER

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                13889         84324        RM WC 217-79-45

INCORPORATED UNDER THE LAWS OF PENNSYLVANIA
ITEM 1. NAMED INSURED:   MAILING ADDRESS   IDENTIFICATION NO. SEE ENDT LW0003

OUTSOURCE INTERNATIONAL, INC. (A CORP.)     [LOGO] Member Companies of
8000 NORTH FEDERAL HIGHWAY                         American International Group

BOCA RATON     FL 33487-0000                EXECUTIVE OFFICES:
                                            70 PINE STREET, NEW YORK, N.Y. 10270
I.D.#
                                            PRODUCERS NAME & MAILING ADDRESS
WORKERS COMPENSATION AND
EMPLOYERS LIABILITY POLICY                  CENTURY FINANCIAL SERVICES
INFORMATION PAGE                            185 N W SPANISH RIVER BLVD
                                            SUITE 170
                                            BOCA RATON     FL 33481
--------------------------------------------------------------------------------
INSURED IS CORPORATION                      PREVIOUS POLICY NUMBER
                                                         RM WC 2117624 (RENEWAL)
--------------------------------------------------------------------------------
OTHER WORKPLACES NOT SHOWN ABOVE SEE ENDT. LW0004
--------------------------------------------------------------------------------
ITEM 2   POLICY PERIOD 12:01 A.M. STANDARD TIME AT THE INSURED'S MAILING
         ADDRESS                                       FROM 01/01/97 TO 01/01/98
--------------------------------------------------------------------------------
ITEM 3   A. WORKERS COMPENSATION INSURANCE: PART ONE OF THE POLICY APPLIES TO
            WORKERS COMPENSATION LAW OF THE STATES LISTED HERE:
            CA
       -------------------------------------------------------------------------
         B. EMPLOYERS LIABILITY INSURANCE: PART TWO OF THE POLICY APPLIES TO THE WORK IN EACH STATE LISTED IN ITEM 3.A.
            THE LIMITS OF OUR LIABILITY UNDER PART TWO ARE:

                              BODILY INJURY BY ACCIDENT $1,000,000 EACH ACCIDENT

                              BODILY INJURY BY DISEASE  $1,000,000 POLICY LIMIT

                              BODILY INJURY BY DISEASE  $1,000,000 EACH EMPLOYEE
       -------------------------------------------------------------------------
         C. OTHER STATES INSURANCE: PART THREE OF THE POLICY APPLIES TO THE STATES, IF ANY, LISTED HERE:
            NONE
--------------------------------------------------------------------------------
ITEM 4 THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUALS OF RULES, CLASSIFICATIONS, RATES AND RATING PLANS.
         ALL INFORMATION REQUIRED BELOW IS SUBJECT TO VERIFICATION AND CHANGE
         BY AUDIT.
       -------------------------------------------------------------------------
                               ESTIMATED TOTAL    RATE PER       ESTIMATED
CLASSIFICATIONS CODE NUMBER    REMUNERATION      $100 OF RE-      PREMIUM
                            [X]ANNUAL [ ]3 YEAR  MUNERATION  [X]ANNUAL [ ]3 YEAR
--------------------------------------------------------------------------------

SEE ATTACHED SCHEDULES
SURCHARGES / INSURANCE GUARANTEE FUND S/C                                 $3,800

--------------------------------------------------------------------------------
EXPENSE CONSTANT (EXCEPT WHERE APPLICABLE BY STATE)  $160  CA
--------------------------------------------------------------------------------
MINIMUM PREMIUM $750 CA            TOTAL ESTIMATED PREMIUM              $291,014
--------------------------------------------------------------------------------
Indicated below, interim adjustments of premium shall be made:
 [ ]Semi-Annually   [ ]Quarterly   [ ]Monthly     DEPOSIT PREMIUM $      291,014
--------------------------------------------------------------------------------
ENDORSEMENTS (FORM NUMBER)

                             SEE ATTACHED SCHEDULE

--------------------------------------------------------------------------------

04/10/97  ATLANTA                        07
-------------------------------------------------
ISSUE DATE   PRINT DATE: 04/11/97  ISSUING OFFICE

                                        ----------------------------------------
39967                                    AUTHORIZED REPRESENTATIVE      WC 00 00

                                 INSURED'S COPY

                                 FORMS SCHEDULE

Policy Number: RM WC 217-79-45                          Effective Date: 01/01/97

--------------------------------------------------------------------------------

               WC000000A           TERMS & CONDITIONS
               53820               LARGE RISK RATING PLAN ENDT
               WC000101A           DEFENSE BASE ACT COVERAGE ENDT
               55154WC             CA FRAUD ASSESSMENT
               WC040002A           ADMIN. REVOL. FUND ASSESSMENT
               WC040101            L & HW COMP ACT COVERAGE-CA
               WC040301A           POLICY AMENDATORY ENDORSEMENT
               WC040305            VOL COMP & EL COVERAGE ENDT
               WC040360            CA EL COVERAGE AMEND END
               WC040401            ANNIVERSARY RATING DATE-CA
               WC040402            MANDATORY RATE CHANGE ENDT
               WC040601A           CALIFONRIA CANCELLATION ENDT
               WC61689A            NOTICE OF NONRENEWAL
               WC61690             CA NOT POLICYHOLDER RATING LAW
               WC61691             CA NOT POLICYHOLDER RATING LAW
               WC880001            ST OF ME EXCL

LW0418
(ED. 1-92)                      INSURED'S COPY

                  WORKERS COMPENSATION AND EMPLOYERS LIABILITY

                                INSURANCE POLICY

National Union Fire Insurance
Company of Pittsburgh, Pa.                                [LOGO]

American Home Assurance Company                     Member Companies of
                                             American International Group, Inc.
The Insurance Company of                            EXECUTIVE OFFICES
The State of Pennsylvania                             70 PINE STREET
                                                   NEW YORK, N.Y. 10270
Birmingham Fire Insurance Company
of Pennsylvania

Commerce and Industry
Insurance Company

     Coverage is provided by the Company designated on the Information Page
                           A Stock Insurance Company

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                QUICK REFERENCE

                                                                    BEGINNING ON
                                                                        PAGE

Information Page..........................................................i

GENERAL SECTION...........................................................1

     A. The Policy........................................................1

     B. Who Is Insured....................................................1

     C. Workers Compensation Law..........................................1

     D. State.............................................................1

     E. Locations.........................................................1

PART ONE-WORKERS COMPENSATION INSURANCE...................................1

     A. How This Insurance Applies........................................1

     B. We Will Pay.......................................................1

     C. We Will Defend....................................................1

     D. We Will Also Pay..................................................1

     E. Other Insurance...................................................2

     F. Payments You Must Make............................................2

     G. Recovery From Others..............................................2

     H. Statutory Provisions..............................................2

      THESE POLICY PROVISIONS WITH THE INFORMATION PAGE AND ENDORSEMENTS,
          IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THIS POLICY.

      "INCLUDES COPYRIGHT MATERIAL OF THE NATIONAL COUNCIL ON COMPENSATION
                      INSURANCE, USED WITH ITS PERMISSION.

           COPYRIGHT 1983 NATIONAL COUNCIL ON COMPENSATION INSURANCE"

39638C(04/92)                                           WC 00 00 00 A (STANDARD)
                                 INSURED'S COPY                  ED 4 92

                                                                  BEGINNING ON
                                                                      PAGE

PART TWO - EMPLOYERS LIABILITY INSURANCE ............................. 2
         A. How This Insurance Applies ............................... 2
         B. We Will Pay .............................................. 3
         C. Exclusions ............................................... 3
         D. We Will Defend ........................................... 3
         E. We Will Also Pay ......................................... 4
         F. Other Insurance .......................................... 4
         G. Limits of Liability ...................................... 4
         H. Recovery From Others ..................................... 4
         I. Action Against Us ........................................ 4

PART THREE - OTHER STATES INSURANCE .................................. 4
         A. How This Insurance Applies ............................... 4
         B. Notice ................................................... 5

PART FOUR - YOUR DUTIES IF INJURY OCCURS ............................. 5

PART FIVE - PREMIUM .................................................. 5
         A. Our Manuals .............................................. 5
         B. Classifications .......................................... 5
         C. Remuneration ............................................. 5
         D. Premium Payments ......................................... 5
         E. Final Premium ............................................ 5
         F. Records .................................................. 6
         G. Audit .................................................... 6

PART SIX - CONDITIONS ................................................ 6
         A. Inspection ............................................... 6
         B. Long Term Policy ......................................... 6
         C. Transfer of Your Rights and Duties........................ 6
         D. Cancellation ............................................. 6
         E. Sole Representative ...................................... 6


IMPORTANT: This Quick Reference is not part of the Workers Compensation and Employers Liability Policy and does not provide coverage. Refer to the Workers Compensation and Employers Liability Policy itself for actual contractual provisions.


PLEASE READ THE WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY CAREFULLY


                                 INSURED'S COPY

                   ATTACH FORM AND ENDORSEMENTS (IF ANY) HERE

          WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

        In return for the payment of the premium and subject to all terms of this policy, WE agree with you as follows.


                                GENERAL SECTION

A.  THE POLICY

    This policy includes at its effective date the Information Page and all endorsements and schedules listed there. It is a contract of insurance between you (the employer named in Item 1 of the Information Page) and us (the insurer named on the Information Page). The only agreements relating to the insurance are stated in this policy. The terms of this policy may not be changed or waived except by endorsement issued by us to be part of this policy.

B.  WHO IS INSURED

    You are insured if you are an employer named in Item 1 of the Information Page. If that employer is a partnership, and if you are one of its partners, you are insured, but only in your capacity as an employer of the partnership's employees.

C.  WORKERS COMPENSATION LAW

    Workers Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page. It includes any amendments to that law which are in effect during the policy period. It does not include any federal workers or workmen's compensation law, any federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

D.  STATE

    State means any state of the United States of America, and the District of Columbia.

E.  LOCATIONS

    This policy covers all of your workplaces listed in Items 1 or 4 of the Information Page; and it covers all other workplaces in Item 3.A states unless you have other insurance or are self-insured for such workplaces.


                    PART ONE - WORKERS COMPENSATION INSURANCE

A.  HOW THIS INSURANCE APPLIES

    This workers compensation insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1.   Bodily injury by accident must occur during the policy period.

    2. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.  WE WILL PAY

    We will pay promptly when due the benefits required of you by the workers compensation law.

C.  WE WILL DEFEND

    We have the right and duty to defend at our expense any claim, proceeding or suit against you for benefits payable by this insurance. We have the right to investigate and settle these claims, proceedings or suits.

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance.

D.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim, proceeding or suit we defend:

    1.   reasonable expenses incurred at our request, but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the amount payable under this insurance;

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                                 INSURED'S COPY

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

E.  OTHERINSURANCE

    We will not pay more than our share of benefits and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that may apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance will be equal until the loss is paid.

F.  PAYMENTS YOU MUST MAKE

    You are responsible for any payments in excess of the benefits regularly provided by the workers compensation law including those required because:

    1.   of your serious and willful misconduct;

    2.   you knowingly employ an employee in violation of law;

    3.   you fail to comply with a health or safety law or regulation; or

    4. you discharge, coerce or otherwise discriminate against any employee in violation of the workers compensation law.

    If we make any payments in excess of the benefits regularly provided by the workers compensation law on your behalf, you will reimburse us promptly.

G.  RECOVERY FROM OTHERS

    We have your rights, and the rights of persons entitled to the benefits of this insurance, to recover our payments from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

H.  STATUTORY PROVISIONS

    These statements apply where they are required by law.

    1. As between an injured worker and us, we have notice of the injury when you have notice.

    2. Your default or the bankruptcy or insolvency of you or your estate will not relieve us of our duties under this insurance after an injury occurs.

    3. We are directly and primarily liable to any person entitled to the benefits payable by this insurance. Those persons may enforce our duties; so may an agency authorized by law. Enforcement may be against us or against you and us.

    4. Jurisdiction over you is jurisdiction over us for purposes of the workers compensation law. We are bound by decisions against you under that law, subject to the provisions of this policy that are not in conflict with that law.

    5. This insurance conforms to the parts of the workers compensation law that apply to:

             a.   benefits payable by this insurance or;

             b. special taxes, payments into security or other special funds, and assessments payable by us under that law.

    6. Terms of this insurance that conflict with the workers compensation law are changed by this statement to conform to that law.

    Nothing in these paragraphs relieves you of your duties under this policy.


                    PART TWO - EMPLOYERS LIABILITY INSURANCE

A.  HOW THIS INSURANCE APPLIES

    This employers liability insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1. The bodily injury must arise out of and in the course of the injured employee's employment by you.

    2. The employment must be necessary or incidental to your work in a state or territory listed in Item 3.A. of the Information Page.

    3.   Bodily injury by accident must occur during the policy period.

    4. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

    5. If you are sued, the original suit and any related legal actions for damages for bodily injury


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                                 INSURED'S COPY
         by accident or by disease must be brought in the United States of America, its territories or possessions, or Canada.

B.  WE WILL PAY

    We will pay all sums you legally must pay as damages because of bodily injury to your employees, provided the bodily injury is covered by this Employers Liability Insurance.

    The damages we will pay, where recovery is permitted by law, include damages:

    1. for which you are liable to a third party by reason of a claim or suit against you by that third party to recover the damages claimed against such third party as a result of injury to your employee;

    2.   for care and loss of services; and

    3. for consequential bodily injury to a spouse, child, parent, brother or sister of the injured employee;

    provided that these damages are the direct consequence of bodily injury that arises out of and in the course of the injured employee's employment by you; and

    4. because of bodily injury to your employee that arises out of and in the course of employment, claimed against you in a capacity other than as employer.

C.  EXCLUSIONS

    This insurance does not cover:

    1. liability assumed under a contract. This exclusion does not apply to a warranty that your work will be done in a workmanlike manner;

    2. punitive or exemplary damages because of bodily injury to an employee employed in violation of law;

    3. bodily injury to an employee while employed in violation of law with your actual knowledge or the actual knowledge of any of your executive officers;

    4. any obligation imposed by a workers compensation, occupational disease, unemployment compensation, or disability benefits law, OR any similar law;

    5.   bodily injury intentionally caused or aggravated by you;

    6. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America or Canada who is temporarily outside these countries;

    7. damages arising out of coercion, criticism, demotion, evaluation, reassignment, discipline, defamation, harassment, humiliation, discrimination against or termination of any employee, or any personnel practices, policies, acts or omissions.

    8. bodily injury to any person in work subject to the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950), the Nonappropriated Fund Instrumentalities Act (5 USC Sections 8171-8173), the Outer Continental Shelf Lands Act (43 USC Sections 1331-1356), the Defense Base Act (42 USC Sections 1651-1654), the Federal Coal Mine Health and Safety Act of 1969 (30 USC Sections 901-942), any other federal workers or workmen's compensation law or other federal occupational disease law, or any amendments to these laws.

    9. bodily injury to any person in work subject to the Federal Employers' Liability Act (45 USC Sections 51-60), any other federal laws obligating an employer to pay damages to an employee due to bodily injury arising out of or in the course of employment, or any amendments to those laws.

    10.  bodily injury to a master or member of the crew of any vessel.

    11.  fines or penalties imposed for violation of federal or state law.

    12. damages payable under the Migrant and Seasonal Agricultural Worker Protection Act (29 USC Sections 1801-1872) and under any other federal law awarding damages for violation of those laws or regulations issued thereunder, and any amendments to those laws.

D.  WE WILL DEFEND

    We have the right and duty to defend, at our expense, any claim, proceeding or suit against you for damages payable by this insurance. We have the right to investigate and settle these claims, proceedings and suits.

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                                 INSURED'S COPY

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance. We have no duty to defend or continue defending after we have paid our applicable limit of liability under this insurance.

E.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim proceeding, or suit we defend;

    1.   reasonable expenses incurred at our request; but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the limit of our liability under this insurance;

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

F.  OTHER INSURANCE

    We will not pay more than our share of damages and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance and self-insurance will be equal until the loss is paid.

G.  LIMITS OF LIABILITY

    Our liability to pay for damages is limited. Our limits of liability are shown in Item 3.B. of the Information Page. They apply as explained below.

    1. Bodily Injury by Accident. The limit shown for "bodily injury by accident-each accident" is the most we will pay for all damages covered by this insurance because of bodily injury to one or more employees in any one accident.

         A disease is not bodily injury by accident unless it results directly from bodily injury by accident.

    2. Bodily Injury by Disease. The limit shown for "bodily injury by disease-policy limit" is the most we will pay for all damages covered by this insurance and arising out of bodily injury by disease, regardless of the number of employees who sustain bodily injury by disease. The limit shown for "bodily injury by disease each employee" is the most we will pay for all damages because of bodily injury by disease to any one employee.

         Bodily injury by disease does not include disease that results directly from a bodily injury by accident.

    3. We will not pay any claims for damages after we have paid the applicable limit of our liability under this insurance.

H.  RECOVERY FROM OTHERS

    We have your rights to recover our payment from anyone liable for an injury covered by this insurance. You will do everything necessary to protect those rights for us and to help us enforce them.

I.  ACTIONS AGAINST US

    There will be no right of action against us under this insurance unless:

    1.   You have complied with all the terms of this policy; and

    2. The amount you owe has been determined with our consent or by actual trial and final judgment.

    This insurance does not give anyone the right to add us as a defendant in an action against you to determine your liability. The bankruptcy or insolvency of you or your estate will not relieve us of our obligations under this Part.

                      PART THREE - OTHER STATES INSURANCE

A.  HOW THIS INSURANCE APPLIES

    1. This other states insurance applies only if one or more states are shown in Item 3-C. of the Information Page.

    2. If you begin work in any one of those states after the effective date of this policy and are not insured or are not self-insured for such work, all provisions of the policy will apply as though that state were listed in Item 3.A. of the Information Page.

    3. We will reimburse you for the benefits required by the workers compensation law of that state if we are not permitted to pay the benefits directly to persons entitled to them.

    4. If you have work on the effective date of this policy in any state not listed in Item 3.A. of the

WC 00 00 00 A

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                                 INSURED'S COPY

         Information Page, coverage will not be afforded for that state unless we are notified within thirty days.

B.  NOTICE

    Tell us at once if you begin work in any state listed in Item 3.C. of the Information Page.


                    PART FOUR - YOUR DUTIES IF INJURY OCCURS

Tell us at once if injury occurs that may be covered by this policy. Your other duties are listed here.

    1. Provide for immediate medical and other services required by the workers compensation law.

    2. Give us or our agent the names and addresses of the injured persons and of witnesses, and other information we may need.

    3. Promptly give us all notices, demands and legal papers related to the injury, claim, proceeding or suit.

    4. Cooperate with us and assist us, as we may request, in the investigation, settlement or defense of any claim, proceeding or suit.

    5. Do nothing after an injury occurs that would interfere with our right to recover from others.

    6. Do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.


                                 PART V -PREMIUM

A.  Our MANUALS

    All premium for this policy will be determined by our manuals of rules, rates, rating plans and classifications. We may change our manuals and apply the changes to this policy if authorized by law or a governmental agency regulating this insurance.

B.  CLASSIFICATIONS

    Item 4 of the Information Page shows the rate and premium basis for certain business or work classifications. These classifications were assigned based on an estimate of the exposures you would have during the policy period. If your actual exposures are not properly described by those classifications, we will assign proper classifications, rates and premium basis by endorsement to this policy.

C.  REMUNERATION

    Premium for each work classification is determined by multiplying a rate times a premium basis. Remuneration is the most common premium basis. This premium basis includes payroll and all other remuneration paid or payable during the policy period for the services of:

    1.   All your officers and employees engaged in work covered by this policy;
         and

    2. All other persons engaged in work that could make us liable under Part One (Workers Compensation Insurance) of this policy. If you do not have payroll records for these persons, the contract price for their services and materials may be used as the premium basis. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured their workers compensation obligations.

D.  PREMIUM PAYMENTS

    You will pay all premium when due. You will pay the premium even if part or all of a workers compensation law is not valid.

E.  FINAL PREMIUM

    The premium shown on the Information Page, schedules, and endorsements is an estimate. The final premium will be determined after this policy ends by using the actual, not the estimated, premium basis and the proper classifications and rates that lawfully apply to the business and work covered by this policy. If the final premium is more than the premium you paid to us, you must pay us the balance. If it is less, we will refund the balance to you. The final premium will not be less than the highest minimum premium for the classifications covered by this policy.

    If this policy is canceled, final premium will be determined in the following way unless our manuals provide otherwise.

    1. If we cancel, final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the pro rata share of the minimum premium.

    2. If you cancel, final premium will be more than pro rata; it will be based on the time this policy was in force, and increased by our short rate


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                                 INSURED'S COPY

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         cancellation table and procedure. Final premium will not be less than the minimum premium.

F.  RECORDS

    You will keep records of information needed to compute premium. You will provide us with copies of those records when we ask for them.

G.  AUDIT

    You will let us examine and audit all your records that relate to this policy. These records include ledgers, journals, registers, vouchers, contracts, tax reports, payroll and disbursement records, and programs for storing and retrieving data. We may conduct the audits during regular business hours during the policy period and within three years after the policy period ends. Information developed by audit will be used to determine final premium. Insurance rate service organizations have the same rights we have under this provision.


                              PART SIX - CONDITIONS

A.  INSPECTION

    We have the right, but are not obliged to inspect your workplaces at any time. Our inspections are not safety inspections. They relate only to the insurability of the workplaces and the premiums to be charged. We may give you reports on the conditions we find. We may also recommend changes. While they may help reduce losses, we do not undertake to perform the duty of any person to provide for the health or safety of your employees or the public. We do not warrant that your workplaces are safe or healthful or that they comply with laws, regulations, codes or standards. Insurance rate service organizations have the same rights we have under this provision.

B.  LONG TERM POLICY

    If the policy period is longer than one year and sixteen days, all provisions of this policy will apply as though a new policy were issued on each annual anniversary that this policy is in force.

C.  TRANSFER OF YOUR RIGHTS AND DUTIES

    Your rights or duties under this policy may not be transferred without our written consent.

    If you die and we receive notice within thirty days after your death, we will cover your legal representative as insured.

D.  CANCELLATION

    1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancellation is to take effect.

    2. We may cancel this policy. We must mail or deliver to you not less than ten days advance written notice stating when the cancellation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

    3. The policy period will end on the day and hour stated in the cancellation notice.

    4. Any of these provisions that conflicts with a law that controls the cancellation of the insurance in this policy is changed by this statement to comply with that law.

E.  SOLE REPRESENTATIVE

    The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium, and give or receive notice of cancellation.


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In WITNESS WHEREOF, the company has caused this policy to be executed and attested, but this policy shall not be valid unless countersigned by a duly authorized representative of the company.


      /s/ WILLIAM D. SMITH                               /s/ [ILLEGIBLE]
      --------------------                               ---------------
            President                                        President
      The Insurance Company                             National Union Fire
  of The State of Pennsylvania                         Insurance Company of
    Birmingham Fire Insurance                             Pittsburgh, PA
     Company of Pennsylvania



   /s/ WALTER L. MOONEY                                  /s/ [ILLEGIBLE]
   --------------------                                  ---------------
         President                                          President
   Commerce and Industry                                  American Home
     Insurance Company                                  Assurance Company



                             /s/ ELIZABETH M. TUCK
                             ---------------------
                                    Secretary
             National Union Fire Insurance Company of Pittsburgh, PA
                         American Home Assurance Company
               The Insurance Company of The State of Pennsylvania
                Birmingham Fire Insurance Company of Pennsyivania
                     Commerce and Industry Insurance Company



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


     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45              CALIFORNIA
------------------           ----------          ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                       317080l
                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

-----------------------------------------------------------------------------------------------------------------------
      ITEM 4. CLASSIFICATION OF OPERATIONS                        PREMIUM BASIS           RATES
-----------------------------------------------------------------------------------------------------------------------
Entries in this item, except as specifically
provided elsewhere in this policy, do not modify       Code      Estimated Total       Per $100 of        Estimated
any of the other provisions of this policy.             No.    Annual Remuneration     Remuneration     Annual Premiums

OUTSOURCE INTERNATIONAL, INC.(A CORP.)

JOB SITE ONLY
HOLLYWOOD, CA 90027

NURSERIES--PROPAGATION AND CULTIVATION                 0005           6,600               7.60               502
OF NURSERY STOCK

LANDSCAPE GARDENING- ALL OPERATIONS                    0042           4,900              12.28               602
INCLUDING MAINTENANCE OF GARDENS

FARM MACHINERY OPERATION- BY CONTRACTORS               0050             600              10.02                60
INCLUDING YARD EMPLOYEES.

IRRIGATION, DRAINAGE OR RECLAMATION                    0251             200               5.76                12
___S OPERATION- ALL WORK INCIDENTAL TO
MAINTENANCE AND OPERATION OF IRRIGATION,
DRAINAGE OR RECLAMATION DISTRICTS --
N.P.D. WITH "FARMS"

GRAIN OR RICE MILLING.                                 2014          17,200              10.27             1,766

CREAMERIES AND DAIRY PRODUCTS MFG.                     2063           1,500               6.34                95

BOTTLING-BEVERAGES-NO SPIRITUOUS                       2163         200,900               7.05            14,163
LIQUORS.

SPINNING OR WEAVING -- NATURAL AND                     2222             900              12.44               112
SYNTHETIC FIBRES N.O.C.

TEXTILES-BLEACHING DYEING MERCERIZING                  2413           3,900              10.91               425
FINISHING-NEW GOODS-NOT CLEANING
AND DYEING OF GARMENTS

CLOTHING MFG.-INCLUDING EMBROIDERY                     2501         151,900               7.74            11,757
MANUFACTURING

CARPET, RUG, OR UPHOLSTERY CLEANING                    2584           1,600              12.52               200
--SHOP OR OUTSIDE--N.P.D.
  DRY CLEANING OPERATIONS SHALL BE
  SEPARATELY RATED IN ACCORDANCE WITH THE
  PROVISIONS OF THIS MANUAL.
----------------------------------------------------------------------------------------------------------------

WC 7754 (ED. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45              CALIFORNIA
------------------           ----------          ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                       317080l
                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

-----------------------------------------------------------------------------------------------------------------------
      ITEM 4. CLASSIFICATION OF OPERATIONS                        PREMIUM BASIS           RATES
-----------------------------------------------------------------------------------------------------------------------
Entries in this item, except as specifically
provided elsewhere in this policy, do not modify       Code      Estimated Total       Per $100 of        Estimated
any of the other provisions of this policy.             No.    Annual Remuneration     Remuneration     Annual Premiums

LAUNDRIES-N 0 C-ALL EMPLOYEES-INCLUDING                2585         15,300                7.67             1,174
CASH AND CARRY DEPARTMENTS ON PLANT
PREMISES

DRY CLEANING OR DYEING N.O.C.-INCLUDING                2586            300                7.16                21
REPAIRING OR PRESSING AND CASH AND CARRY
DEPARTMENTS ON PLANT PREMISES
                                                       2623          3,600               11.08               399
TANNING

PLANING OR MOULDING MILLS                              2731            300                9.92                30

PATTERN OR MODEL MFG-METAL, PLASTIC, OR                2790        139,400                4.55             6,343
WOOD.

DOOR, SASH OR WINDOW MFG.--WOOD                        2806          6,200               11.52               714

___ NET MFG.--WOOD--INCLUDING THE                      2812          1,300                9.78               127
MANUFACTURE OF COMMERCIAL OR INDUSTRIAL
FIXTURES

WOOD PRODUCTS MFG.--N.O.C.                             2842          18,000              10.24             1,843

WINDOW BLIND MFG. OR ASSEMBLY--ALL TYPES               2852          98,600               8.78             8,657

FURNITURE MFG.--WOOD--                                 2883             600              14.73                88
INCLUDING ASSEMBLING OR FINISHING.

STEEL MAKING                                           3018             200               4.86                10

DOOR OR WINDOW MFG.-METAL OR COMBINATION               3060          10,100               9.09               918
METAL AND GLASS

SHEET METAL PRODUCTS MFG-N.O.C.                        3066         352,800               6.62            23,355

TOOL MFG.--N.O.C.                                      3099          11,700               4.62               541

TOOL MFG.--HOT FORMED TOOLS--INCLUDING                 3110         707,800              13.26            93,854
TRIMMING, MACHINING OF PARTS AND DIEMAKING
OPERATIONS

HEAT TREATING-METAL-N.P.D.                             3146           2,700               6.49               175

____TACK OR RIVER MFG.--COLD OR HOT                    3152          28,600               3.93             1,124
-----------------------------------------------------------------------------------------------------------------

WC 7754 (ED. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45              CALIFORNIA
------------------           ----------          ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                       317080l
                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

-----------------------------------------------------------------------------------------------------------------------
      ITEM 4. CLASSIFICATION OF OPERATIONS                        PREMIUM BASIS           RATES
-----------------------------------------------------------------------------------------------------------------------
Entries in this item, except as specifically
provided elsewhere in this policy, do not modify       Code      Estimated Total       Per $100 of        Estimated
any of the other provisions of this policy.             No.    Annual Remuneration     Remuneration     Annual Premiums

WORK

AIR-CONDITIONING AND REFRIGERATION                      3165          2,200                 5.06               111
EQUIPMENT MFG

FURNACE, HEATER OR RADIATOR MFG                         3175          3,000                 9.04               271

ELECTRONIC ELEMENT MFG.-N.O.C.-                         3178         27,300                 3.82             1,043
N.P.D

ELECTRICAL APPARATUS MFG.-N.O.C.-                       3179        182,000                 6.38            11,612
N.P.D. WITH 3643, "ELECTRIC POWER OR
TRANSMISSION EQUIPMENT MFG.--N.O.C.",
AND 3643,"ELECTRIC CONTROL PANEL OR
SWITCHGEAR MFG."

FIXTURES OR LAMP MFG OR ASSEMBLY-                       3180        293,700                 9.26            27,197
_____--ELECTRIC OR GAS

WELDING OR CUTTING -- N.O.C. -- SHOP OR                 3365         23,400                15.88             3,716
OUTSIDE -- INCLUDING INCIDENTAL MACHINING
OPERATIONS CONNECTED THEREWITH -- N.P.D

DETINNING                                               3372        267,200                11.00            29,392

METAL GOODS MFG-N.O.C                                   3400        131,400                 8.42            11,064

MACHINE MFG.-OFFICE OR SEWING-N.O.C                     3574         55,200                 4.50             2,484
THIS CLASSIFICATION
CONTEMPLATES, BUT IS NOT LIMITED TO,
THE MANUFACTURE OF OFFICE MACHINES SUCH AS
TYPEWRITERS, DUPLICATORS, STAPLERS, LABELERS
AND POSTAGE AFFIXERS; SEWING MACHINES; CASH
REGISTERS; CARBURETORS; SPEEDOMETERS; SMALL
ARMS; AND FILM DEVELOPING EQUIPMENT

BATTERY MFG-STORAGE--INCLUDING                          3647         82,400                12.55            10,341
FOUNDRY OPERATIONS

INSTRUMENT MFG.-PROFESSIONAL OR                         3681         31,600                 2.21               698
SCIENTIFIC-N.O.C

____WRIGHT WORK - N.O.C. -- ERECTION OR                 3724         22,800                 9.06             2,066

--------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                            INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45              CALIFORNIA
------------------           ----------          ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                       317080l
                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

-----------------------------------------------------------------------------------------------------------------------
      ITEM 4. CLASSIFICATION OF OPERATIONS                        PREMIUM BASIS           RATES
-----------------------------------------------------------------------------------------------------------------------
Entries in this item, except as specifically
provided elsewhere in this policy, do not modify       Code      Estimated Total       Per $100 of        Estimated
any of the other provisions of this policy.             No.    Annual Remuneration     Remuneration     Annual Premiums

REPAIR OF MACHINERY OR EQUIPMENT
  THIS CLASSIFICATION IS NOT AVAILABLE
  FOR DIVISION OF PAYROLL OF EMPLOYEES OF
  INSURED ENGAGED IN MILLWRIGHT WORK ON
  THE PREMISES BOTH OCCUPIED AND OPERATED
  BY THE INSURED. SUCH PAYROLL SHALL BE
  INCLUDED IN THE GOVERNING CLASSIFICATION

AUTOMOBILE OR AUTOMOBILE TRUCK ENGINE MFG                3805          21,900                3.79           830

AUTOMOBILE OR MOTORCYCLE MFG OR ASSEMBLING               3808          16,000                3.01           482

DREDGING--INCLUDING MAINTENANCE AND                      4000          14,000                7.62         1,135
REPAIR OF DREDGING EQUIPMENT
___ AND DELIVERY OPERATIONS PERTAINING
___ THE SALE OF DREDGED MATERIALS SHALL
BE SEPARATELY RATED AS 8232, "BUILDING
MATERIAL DEALERS"

PLASTER BOARD OR PLASTER BLOCK MFG                       4036          11,200                5.61           628

GLASSWARE MFG--NO AUTOMATIC OR SEMIAUTOMATIC             4111           9,000                2.73           246
MACHINES
                                                         4239          18,300                4.46           816
FIBRE PREPARATION-WOOD
                                                         4243          69,400                5.38         3,734
BOX MFG.-FOLDING PAPER BOXES-N.O.C
                                                         4244          10,600                7.48           793
CORRUGATED OR FIBRE BOARD CONTAINER MFG-
INCLUDING CORRUGATING OR LAMINATING OF PAPER

PRINTING OPERATION-ALL OTHER EMPLOYEES-                  4299         105,900                5.24         5,549
INCLUDING MISCELLANEOUS EMPLOYEES-N.O.C

NEWSPAPER DELIVERY-THIS CLASSIFICATION                   4312             200               10.78            22
APPLIES TO PERSONS SELLING OR DELIVERING
NEWSPAPERS TO CUSTOMERS, FOR THEIR
PERSONAL USE AND NOT FOR RESALE. SUCH
PERSONS SHALL BE INCLUDED AT THEIR
__UAL RENUMERATION BUT IN NO EVENT FOR
----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-45              CALIFORNIA
------------------           ----------          ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID

                                                       317080l
                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

-----------------------------------------------------------------------------------------------------------------------
      ITEM 4. CLASSIFICATION OF OPERATIONS                        PREMIUM BASIS           RATES
-----------------------------------------------------------------------------------------------------------------------
Entries in this item, except as specifically
provided elsewhere in this policy, do not modify       Code      Estimated Total       Per $100 of        Estimated
any of the other provisions of this policy.             No.    Annual Remuneration     Remuneration     Annual Premiums

A SUM LESS THAN #2.00 PER PERSON PER DAY
NEWSPAPERS ARE SOLD OR DELIVERED.

PHOTO ENGRAVING-N P D                                  4351         3,600                 1.61                58

ELECTRONICS INDUSTRY:                                  4354           600                 3.52                21
PRINTED CIRCUIT BOARD MFG.--N.P.D.

MOTION PICTURES: DEVELOPMENT OF                        4360        25,900                 1.57               407
NEGATIVES, PRINTING AND ALL SUBSEQUENT
OPERATION EXCEPT THE MARKETING OF THE
PRODUCT THROUGH FILM EXCHANGES AT
LOCATIONS OTHER THAN THE STUDIO

MOTION PICTURES--FILM EXCHANGES--NOT                   4362         5,800                2.07                120
LOCATED AT MOTION PICTURE STUDIO--
INCLUDING PROJECTION ROOM; CLERICAL
___CE EMPLOYEES

RUBBER TIRE MFG.                                       4414       537,700                3.56             19,142

PLASTICS--BLOW MOLDED PRODUCTS MFG.                    4494        67,200                9.39              6,310
--N.O.C.

PLASTICS--EXTRUSION MOLDED PRODUCTS MFG.               4495         4,000                7.42                297
--N.O.C.

PLASTICS--FABRICATED PRODUCTS MFG.--NO                 4496        15,500                7.74              1,200
MOLDING--N.O.C.

PLASTICS--INJECTION MOLDED PRODUCTS                    4498       380,400                7.34             27,921
MFG.--N.O.C.

PLASTICS--THERMOFORMED PRODUCTS MFG.--                 4499         1,500                8.45                127
N.O.C.

PAINT, VARNISH OR LACQUER MFG.                         4558         4,800                5.30                254

DRUG, MEDICINE OR PHARMACEUTICAL                       4611         8,300                4.15                344
PREPARATIONS MFG.-COMPOUNDING, BLENDING
OR PACKAGING ONLY-NOT MANUFACTURING
INGREDIENTS - N.O.C.

___ER SUBSTITUTES MFG                                  4717        16,900                5.18                875
----------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

ISSUED BY THE STOCK INSURANCE COMPANY
HEREIN CALLED THE COMPANY                      AGENT NUMBER      POLICY NUMBER
-------------------------------------          ------------      -------------

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                  13889       84324        RM WC 217-79-46

INCORPORATED UNDER THE LAWS OF PENNSYLVANIA
ITEM 1. NAMED INSURED:   MAILING ADDRESS   IDENTIFICATION NO.
-------------------------------------------------------------
OUTSOURCE INTERNATIONAL, INC.               [LOGO] Member Companies of
8000 NORTH FEDERAL HIGHWAY                         American International Group

BOCA RATON     FL 33487-0000                EXECUTIVE OFFICES:
                                            70 PINE STREET, NEW YORK, N.Y. 10270
I.D.# 917-356254
                                            PRODUCERS NAME & MAILING ADDRESS
WORKERS COMPENSATION AND                    --------------------------------
EMPLOYERS LIABILITY POLICY                  CENTURY FINANCIAL SERVICES
INFORMATION PAGE                            185 N W SPANISH RIVER BLVD
                                            SUITE 170
                                            BOCA RATON     FL 33481
--------------------------------------------------------------------------------
INSURED IS CORPORATION                      PREVIOUS POLICY NUMBER    NEW
--------------------------------------------------------------------------------
OTHER WORKPLACES NOT SHOWN ABOVE
--------------------------------------------------------------------------------
ITEM 2   POLICY PERIOD 12:01 A.M. STANDARD TIME AT THE INSURED'S MAILING
         ADDRESS                                       FROM 01/01/97 TO 01/01/98
--------------------------------------------------------------------------------

ITEM 3   A. WORKERS COMPENSATION INSURANCE: PART ONE OF THE POLICY APPLIES TO
            WORKERS COMPENSATION LAW OF THE STATES LISTED HERE:
            ID
       -------------------------------------------------------------------------
         B. EMPLOYERS LIABILITY INSURANCE: PART TWO OF THE POLICY APPLIES TO THE WORK IN EACH STATE LISTED IN ITEM 3.A.
            THE LIMITS OF OUR LIABILITY UNDER PART TWO ARE:

                              BODILY INJURY BY ACCIDENT $1,000,000 EACH ACCIDENT

                              BODILY INJURY BY DISEASE  $1,000,000 POLICY LIMIT

                              BODILY INJURY BY DISEASE  $1,000,000 EACH EMPLOYEE
       -------------------------------------------------------------------------
         C. OTHER STATES INSURANCE: PART THREE OF THE POLICY APPLIES TO THE STATES, IF ANY, LISTED HERE:
            NONE
--------------------------------------------------------------------------------
ITEM 4 THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUALS OF RULES, CLASSIFICATIONS, RATES AND RATING PLANS.
         ALL INFORMATION REQUIRED BELOW IS SUBJECT TO VERIFICATION AND CHANGE
         BY AUDIT.
       -------------------------------------------------------------------------
                               ESTIMATED TOTAL    RATE PER       ESTIMATED
CLASSIFICATIONS CODE NUMBER    REMUNERATION      $100 OF RE-      PREMIUM
                            [X]ANNUAL [ ]3 YEAR  MUNERATION  [X]ANNUAL [ ]3 YEAR
--------------------------------------------------------------------------------

SEE ATTACHED SCHEDULES

--------------------------------------------------------------------------------
EXPENSE CONSTANT (EXCEPT WHERE APPLICABLE BY STATE)  $0
--------------------------------------------------------------------------------
MINIMUM PREMIUM $150 ID            TOTAL ESTIMATED PREMIUM              $150
--------------------------------------------------------------------------------
Indicated below, interim adjustments of premium shall be made:
 [ ]Semi-Annually   [ ]Quarterly   [ ]Monthly     DEPOSIT PREMIUM $      150
--------------------------------------------------------------------------------
ENDORSEMENTS (FORM NUMBER)

                              SEE ATTACHED SCHEDULE

--------------------------------------------------------------------------------

04/10/97  ATLANTA                        07
-------------------------------------------------
ISSUE DATE   PRINT DATE: 04/11/97  ISSUING OFFICE

                                        ----------------------------------------
39967                                    AUTHORIZED REPRESENTATIVE   WC 00 00 01

                                 INSURED'S COPY

                                 FORMS SCHEDULE

Policy Number: RM WC 217-79-46                          Effective Date: 01/01/97

--------------------------------------------------------------------------------

               WC000000A           TERMS & CONDITIONS
               53820               LARGE RISK RATING PLAN ENDT
               WC000101A           DEFENSE BASE ACT COVERAGE ENDT
               WC000106A           USL&H WC ACT COVERGE END.
               WC000301A           ALTERNATE EMPLOYER ENDORSEMENT
               WC000311A           VOL COMP & EL COVERAGE ENDT
               WC000403            EXPERIENCE RATING MOD FACTOR
               WC000414            NOTIFICATION OF CHG OWNERSHIP

               WC880001            ST OF ME EXCL

LW0418
(ED. 1-92)                      INSURED'S COPY

                  WORKERS COMPENSATION AND EMPLOYERS LIABILITY

                                INSURANCE POLICY

National Union Fire Insurance
Company of Pittsburgh, Pa.                                [LOGO]

American Home Assurance Company                     Member Companies of
                                             American International Group, Inc.
The Insurance Company of                            EXECUTIVE OFFICES
The State of Pennsylvania                             70 PINE STREET
                                                   NEW YORK, N.Y. 10270
Birmingham Fire Insurance Company
of Pennsylvania

Commerce and Industry
Insurance Company

     Coverage is provided by the Company designated on the Information Page
                           A Stock Insurance Company

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                 QUICK REFERENCE

                                                                   BEGINNING ON
                                                                        PAGE

Information Page..........................................................i

GENERAL SECTION...........................................................1

     A. The Policy........................................................1

     B. Who Is Insured....................................................1

     C. Workers Compensation Law..........................................1

     D. State.............................................................1

     E. Locations.........................................................1

PART ONE-WORKERS COMPENSATION INSURANCE...................................1

     A. How This Insurance Applies........................................1

     B. We Will Pay.......................................................1

     C. We Will Defend....................................................1

     D. We Will Also Pay..................................................1

     E. Other Insurance...................................................2

     F. Payments You Must Make............................................2

     G. Recovery From Others..............................................2

     H. Statutory Provisions..............................................2

      THESE POLICY PROVISIONS WITH THE INFORMATION PAGE AND ENDORSEMENTS, IF
          ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THIS POLICY.

      "INCLUDES COPYRIGHT MATERIAL OF THE NATIONAL COUNCIL ON COMPENSATION
                      INSURANCE, USED WITH ITS PERMISSION.

           COPYRIGHT 1983 NATIONAL COUNCIL ON COMPENSATION INSURANCE"

39638C(04/92)                                           WC 00 00 00 A (STANDARD)
                                 INSURED'S COPY                  ED 4 92

                                                                BEGINNING ON
                                                                     PAGE

PART TWO - EMPLOYERS LIABILITY INSURANCE............................. 2
         A. How This Insurance Applies............................... 2
         B. We Will Pay.............................................. 3
         C. Exclusions............................................... 3
         D. We Will Defend........................................... 3
         E. We Will Also Pay......................................... 4
         F. Other Insurance.......................................... 4
         G. Limits of Liability...................................... 4
         H. Recovery From Others..................................... 4
         L. Action Against Us........................................ 4

PART THREE - OTHER STATES INSURANCE.................................. 4
         A. How This Insurance Applies............................... 4
         B. Notice................................................... 5

PART FOUR - YOUR DUTIES IF INJURY OCCURS............................. 5

PART FIVE - PREMIUM.................................................. 5
         A. Our Manuals.............................................. 5
         B. Classifications.......................................... 5
         C. Remuneration............................................. 5
         D. Premium Payments......................................... 5
         E. Final Premium............................................ 5
         F. Records.................................................. 6
         G. Audit.................................................... 6

  PART SIX - CONDITIONS.............................................. 6
         A. Inspection............................................... 6
         S. Long Term Policy......................................... 6
         C. Transfer of Your Rights and Duties....................... 6
         D. Cancellation............................................. 6
         E. Sole Representative...................................... 6


IMPORTANT: This Quick Reference is not part of the Workers Compensation and Employers Liability Policy and does not provide coverage. Refer to the Workers Compensation and Employers Liability Policy itself for actual contractual provisions.


PLEASE READ THE WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY CAREFULLY


                                 INSURED'S COPY

                   ATTACH FORM AND ENDORSEMENTS (IF ANY) HERE

          WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

In return for the payment of the premium and subject to all terms of this policy, we agree with you as follows.

                                 GENERAL SECTION


A.  THE POLICY

    This policy includes at its effective date the Information Page and all endorsements and schedules listed there. It is a contract of insurance between you (the employer named in Item 1 of the Information Page) and us (the insurer named on the Information Page). The only agreements relating to this insurance are stated in this policy. The terms of this policy may not be changed or waived except by endorsement issued by us to be part of this policy.

B.  WHO IS INSURED

    You are insured if you are an employer named in Item 1 of the Information Page. If that employer is a partnership, and if you are one of its partners, you are insured, but only in your capacity as an employer of the partnership's employees.

C.  WORKERS COMPENSATION LAW

    Workers Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page. It includes any amendments to that law which are in effect during the policy period. It does not include any federal workers or workman's compensation law, any federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

D.  STATE

    State means any state of the United States of America, and the District of Columbia.

E.  LOCATIONS

    This policy covers all of your workplaces listed in Items 1 or 4 of the Information Page; and it covers all other workplaces in Item 3.A states unless you have other insurance or are self-insured for such workplaces.


                    PART ONE - WORKERS COMPENSATION INSURANCE


A.  HOW THIS INSURANCE APPLIES

    This workers compensation insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1.   Bodily injury by accident must occur during the policy period.

    2. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.


B.  WE WILL PAY

    We will pay promptly when due the benefits required of you by the workers compensation LAW.



C.  WE WILL DEFEND

    We have the right and duty to defend at our expense any claim, proceeding or suit against you for benefits payable by this insurance. We have the right to investigate and settle these claims, proceedings or suits.

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance.

D.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim, proceeding or suit we defend:

    1.   reasonable expenses incurred at our request, but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the amount payable under this insurance;


WC 00 00 00 A
                                     1 OF 7

                                   INSURED'S

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

E.  OTHER INSURANCE

    We will not pay more than our share of benefits and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that may apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance will be equal until the loss is paid.

F.  PAYMENTS YOU MUST MAKE

    You are responsible for any payments in excess of the benefits regularly provided by the workers compensation law including those required be- cause:

    1.   of your serious and willful misconduct;

    2.   you knowingly employ an employee in violation of law;

    3.   you fail to comply with a health or safety law or regulation; or

    4. you discharge, coerce or otherwise discriminate against any employee in violation of the workers compensation law.

    If we make any payments in excess of the benefits regularly provided by the workers compensation law on your behalf, you will reimburse us promptly.

G.  RECOVERY FROM OTHERS

    We have your rights, and the rights of persons entitled to the benefits of this insurance, to recover our payments from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

H.  STATUTORY PROVISIONS

    These statements apply where they are required by law.

    1. As between an injured worker and us, we have notice of the injury when you have notice.

    2. Your default or the bankruptcy or insolvency of you or your estate will not relieve us of our duties under this insurance after an injury occurs.

    3. We are directly and primarily liable to any person entitled to the benefits payable by this insurance. Those persons may enforce our duties; so may an agency authorized by law. Enforcement may be against us or against you and us.

    4. Jurisdiction over you is jurisdiction over us for purposes of the workers compensation law. We are bound by decisions against you under that law, subject to the provisions of this policy that are not in conflict with that law.

    5. This insurance conforms to the parts of the workers compensation law that apply to:

         a.   benefits payable by this insurance or;

         b. special taxes, payments into security or other special funds, and assessments payable by us under that law.

    6. Terms of this insurance that conflict with the workers compensation law are changed by this statement to conform to that law.

    Nothing in these paragraphs relieves you of your duties under this policy.


                    PART TWO - EMPLOYERS LIABILITY INSURANCE


A.  HOW THIS INSURANCE APPLIES

    This employers liability insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1. The bodily injury must arise out of and in the course of the injured employee's employment by you.

    2. The employment must be necessary or incidental to your work in a state or territory listed in Item 3.A. of the Information Page.

    3.   Bodily injury by accident must occur during the policy period.

    4. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

    5. If you are sued, the original suit and any related legal actions for damages for bodily injury


WC 00 00 00 A

                                     2 of 7

                                 INSURED'S COPY
    by accident or by disease must be brought in the United States of America, its territories or possessions, or Canada.

B.  WE WILL PAY

    We will pay all sums you legally must pay as damages because of bodily injury to your employees, provided the bodily injury is covered by this Employers Liability Insurance.

    The damages we will pay, where recovery is permitted by law, include damages:

    1. for which you are liable to a third party by reason of a claim or suit against you by that third party to recover the damages claimed against such third party as a result of injury to your employee;

    2.   for care and loss of services; and

    3. for consequential bodily injury to a spouse, child, parent, brother or sister of the injured employee;

    provided that these damages are the direct consequence of bodily injury that arises out of and in the course of the injured employee's employment by you; and

    4. because of bodily injury to your employee that arises out of and in the course of employment, claimed against you in a capacity other than as employer.

C.  EXCLUSIONS

    This insurance does not cover:

    1. liability assumed under a contract. This exclusion does not apply to a warranty that your work will be done in a workmanlike manner;

    2. punitive or exemplary damages because of bodily injury to an employee employed in violation of law;

    3. bodily injury to an employee while employed in violation of law with your actual knowledge or the actual knowledge of any of your executive officers;

    4. any obligation imposed by a workers compensation, occupational disease, unemployment compensation, or disability benefits law, or any similar law;

    5.   bodily injury intentionally caused or aggravated by you;

    6. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America or Canada who is temporarily outside these countries;

    7. damages arising out of coercion, criticism, demotion, evaluation, reassignment, discipline, defamation, harassment, humiliation, discrimination against or termination of any employee, or any personnel practices, policies, acts or omissions.

    8. bodily injury to any person in work subject to the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950), the Nonappropriated Fund Instrumentalities Act (5 USC Sections 8171-8173), the Outer Continental Shelf Lands Act (43 USC Sections 1331-1356), the Defense Base Act (42 USC Sections 1651-1654), the Federal Coal Mine Health and Safety Act of 1969 (30 USC Sections 901-942), any other federal workers or workmen's compensation law or other federal occupational disease law, or any amendments to these laws.

    9. bodily injury to any person in work subject to the Federal Employers' Liability Act (45 USC Sections 51-60), any other federal laws obligating an employer to pay damages to an employee due to bodily injury arising out of or in the course of employment, or any amendments to those laws.

    10.  bodily injury to a master or member of the crew of any vessel.

    11.  fines or penalties imposed for violation of federal or state law.

    12. damages payable under the Migrant and Seasonal Agricultural Worker Protection Act (29 USC Sections 1801-1872) and under any other federal law awarding damages for violation of those laws or regulations issued thereunder, and any amendments to those laws.

D.  WE WILL DEFEND

    We have the right and duty to defend, at our expense, any claim, proceeding or suit against you for damages payable by this insurance. We have the right to investigate and settle these claims, proceedings and suits.


WC 00 00 00 A

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                                 INSURED'S COPY

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance. We have no duty to defend or continue defending after we have paid our applicable limit of liability under this insurance.

E.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim proceeding, or suit we defend;

    1.   reasonable expenses incurred at our request; but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the limit of our liability under this insurance;

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

F.  OTHER INSURANCE

    We will not pay more than our share of damages and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance and self-insurance will be equal until the loss is paid.

G.  LIMITS OF LIABILITY

    Our liability to pay for damages is limited. Our limits of liability are shown in Item 3.B. of the Information Page. They apply as explained below.

    1. Bodily Injury by Accident. The limit shown for "bodily injury by accident-each accident" is the most we will pay for all damages covered by this insurance because of bodily injury to one or more employees in any one accident.

    A disease is not bodily injury by accident unless it results directly from bodily injury by accident.

    2. Bodily Injury by Disease. The limit shown for "bodily injury by disease-policy limit" is the most we will pay for all damages covered by this insurance and arising out of bodily injury by disease, regardless of the number of employees who sustain bodily injury by disease. The limit shown for "bodily injury by disease each employee" is the most we will pay for all damages because of bodily injury by disease to any one employee.

    Bodily injury by disease does not include disease that results directly from a bodily injury by accident.

    3. We will not pay any claims for damages after we have paid the applicable limit of our liability under this insurance.

        RECOVERY FROM OTHERS

    We have your rights to recover our payment from anyone liable for an injury covered by this insurance. You will do everything necessary to protect those rights for us and to help us enforce them.

        ACTIONS AGAINST US

    There will be no right of action against us under this insurance unless:

    1.   You have complied with all the terms of this policy; and

    2. The amount you owe has been determined with our consent or by actual trial and final judgment.

    This insurance does not give anyone the right to add us as a defendant in an action against you to determine your liability. The bankruptcy or insolvency of you or your estate will not relieve us of our obligations under this Part.


                  PART THREE - OTHER STATES INSURANCE


A.  HOW THIS INSURANCE APPLIES

    1. This other states insurance applies only if one or more states are shown in Item 3-C. of the Information Page.

    2. If you begin work in any one of those states after the effective date of this policy and are not insured or are not self-insured for such work, all revisions of the policy will apply as though that state were listed in Item 3.A. of the Information Page

    3. We will reimburse you for the benefits required by the workers compensation law of that state if we are not permitted to pay the benefits directly to persons entitled to them.

    4. If you have work on the effective date of this policy in any state not listed in Item 3.A. of the


WC 00 00 00 A

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                                 INSURED'S COPY

         Information Page, coverage will not be afforded for that state unless we are notified within thirty days.

B.  NOTICE

    Tell us at once if you begin work in any state listed in Item 3.C. of the Information Page.


             PART FOUR - YOUR DUTIES IF INJURY OCCURS

Tell us at once if injury occurs that may be covered by this policy. Your other duties are listed here.

    1. Provide for immediate medical and other services required by the workers compensation law.

    2. Give us or our agent the names and addresses of the injured persons and of witnesses, and other information we may need.

    3. Promptly give us all notices, demands and legal papers related to the injury, claim, proceeding or suit.

    4. Cooperate with us and assist us, as we may request, in the investigation, settlement or defense of any claim, proceeding or suit.

    5. Do nothing after an injury occurs that would interfere with our right to recover from others.

    6. Do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.


                  PART FIVE - PREMIUM

A.  OUR MANUALS

    All premium for this policy will be determined by our manuals of rules, rates, rating plans and classifications. We may change our manuals and apply the changes to this policy if authorized by law or a governmental agency regulating this insurance.

B.  CLASSIFICATIONS

    Item 4 of the Information Page shows the rate and premium basis for certain business or work classifications. These classifications were assigned based on an estimate of the exposures you would have during the policy period. If your actual exposures are not properly described by those classifications, we will assign proper classifications, rates and premium basis by endorsement to this policy.

C.  REMUNERATION

    Premium for each work classification is determined by multiplying a rate times a premium basis. Remuneration is the most common premium basis. This premium basis includes payroll and all other remuneration paid or payable during the policy period for the services of:

    1.   All your officers and employees engaged in work covered by this policy;
         and

    2. All other persons engaged in work that could make us liable under Part One (Workers Compensation Insurance) of this policy. If you do not have payroll records for these persons, the contract price for their services and materials may be used as the premium basis. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured their workers compensation obligations.

D.  PREMIUM PAYMENTS

    You will pay all premium when due. You will pay the premium even if part or all of a workers compensation law is not valid.

E.  FINAL PREMIUM

    The premium shown on the Information Page, schedules, and endorsements is an estimate. The final premium will be determined after this policy ends by using the actual, not the estimated, premium basis and the proper classifications and rates that lawfully apply to the business and work covered by this policy. If the final premium is more than the premium you paid to us, you must pay us the balance. If it is less, we will refund the balance to you. The final premium will not be less than the highest minimum premium for the classifications covered by this policy.

    If this policy is canceled, final premium will be determined in the following way unless our manuals provide otherwise.

    1. If we cancel, final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the pro rata share of the minimum premium.

    2. If you cancel, final premium will be more than pro rata; it will be based on the time this policy was in force, and increased by our short rate


WC 00 00 00 A

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                                 INSURED'S COPY
         cancellation table and procedure. Final premium will not be less than the minimum premium.

F.  RECORDS

    You will keep records of information needed to compute premium. You will provide us with copies of those records when we ask for them.

G.  AUDIT

    You will let us examine and audit all your records that relate to this policy. These records include ledgers, journals, registers, vouchers, contracts, tax reports, payroll and disbursement records, and programs for storing and retrieving data. We may conduct the audits during regular business hours during the policy period and within three years after the policy period ends. Information developed by audit will be used to determine final premium. Insurance rate service organizations have the same rights we have under this provision.


                         PART SIX - CONDITIONS

A.  INSPECTION

    We have the right, but are not obliged to inspect your workplaces at any time. Our inspections are not safety inspections. They relate only to the insurability of the workplaces and the premiums to be charged. We may give you reports on the conditions we find. We may also recommend changes. While they may help reduce losses, we do not undertake to perform the duty of any person to provide for the health or safety of your employees or the public. We do not warrant that your workplaces are safe or healthful or that they comply with laws, regulations, codes or standards. Insurance rate service organizations have the same rights we have under this provision.

B.  LONG TERM POLICY

    If the policy period is longer than one year and sixteen days, all provisions of this policy will apply as though a new policy were issued on each annual anniversary that this policy is in force.

C.  TRANSFER OF YOUR RIGHTS AND DUTIES

    Your rights or duties under this policy may not be transferred without our written consent.

    If you die and we receive notice within thirty days after your death, we will cover your legal representative as insured.

D.  CANCELLATION

    1. You may cancel this policy. You must mail or deliver advance written notice to, us stating when the cancellation is to take effect.

    2. We may cancel this policy. We must mail or deliver to you not less than ten days advance written notice stating when the cancellation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

    3. The policy period will end on the day and hour stated in the cancellation notice.

    4. Any of these provisions that conflicts with a law that controls the cancellation of the insurance in this policy is changed by this statement to comply with that law.

E.  SOLE REPRESENTATIVE

    The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium, and give or receive notice of cancellation.


WC 00 00 00 A

                                     6 of 7

                                 INSURED'S COPY

In WITNESS WHEREOF, the company has caused this policy to be executed and attested, but this policy shall not be valid unless countersigned by a duly authorized representative of the company.


      /s/ WILLIAM D. SMITH                               /s/ [ILLEGIBLE]
      --------------------                               ---------------
            President                                        President
      The Insurance Company                             National Union Fire
  of The State of Pennsylvania                         Insurance Company of
    Birmingham Fire Insurance                             Pittsburgh, PA
     Company of Pennsylvania



   /s/ WALTER L. MOONEY                                  /s/ [ILLEGIBLE]
   --------------------                                  ---------------
         President                                          President
   Commerce and Industry                                  American Home
     Insurance Company                                  Assurance Company



                             /s/ ELIZABETH M. TUCK
                             ---------------------
                                    Secretary
             National Union Fire Insurance Company of Pittsburgh, PA
                         American Home Assurance Company
               The Insurance Company of The State of Pennsylvania
                Birmingham Fire Insurance Company of Pennsyivania
                     Commerce and Industry Insurance Company



WC 00 00 00 A

                                     7 of 7

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

RM WC 217-79-46                IDAHO
------------------            --------           ------------------------------
POLICY PREFIX & NO.           SCHEDULE           STATE EMPLOYER/UNEMPLOYMENT ID


                                                -------------------------------
                                                INTRA/INDEPENDENT STATE RISK ID

-----------------------------------------------------------------------------------------------------------------------
      ITEM 4. CLASSIFICATION OF OPERATIONS                        PREMIUM BASIS           RATES
-----------------------------------------------------------------------------------------------------------------------
Entries in this item, except as specifically
provided elsewhere in this policy, do not modify       Code      Estimated Total       Per $100 of        Estimated
any of the other provisions of this policy.             No.    Annual Remuneration     Remuneration     Annual Premiums

OUTSOURCE INTERNATIONAL, INC.

JOB SITE ONLY
BOISE, ID 83701

CLERICAL OFFICE EMPLOYEES NOC                          8810         102,200                0.43              439

UNMODIFIED PREMIUM                                                                                           439
INCREASED LIMITS MINIMUM PREMIUM -EMPLOYERS LIAB       9812                                                   14
BALANCE TO MINIMUM - EMPLOYERS LIABILITY               9848                                                  136
TOTAL UNMODIFIED PREMIUM                                                                                     589
EXPERIENCE MODIFICATION (TENTATIVE)          .79       9898                                              -   124
MODIFIED STANDARD PREMIUM                                                                                    465
LOSS REIMBURSEMENT  $250,000                           9862                                              -   327
UNDISCOUNTED PREMIUM                                                                                         138
______ TO MINIMUM                                      0990                                                   12
______ ESTIMATED ANNUAL PREMIUM                                                                              150
TOTAL DUE                                                                                                    150
-----------------------------------------------------------------------------------------------------------------------

WC 7754 (Ed. 4-81)

                                 INSURED'S COPY

                       LARGE RISK RATING PLAN ENDORSEMENT
                                  (SHORT FORM)

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-46

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for this policy will be determined according to the Large Risk Rating Plan Endorsement attached to policy NO. RMWC 2177940


53820                             COUNTERSIGNED BY
(Ed. 07-92)                       ______________________________________________
                                                      AUTHORIZED REPRESENTATIVE

                                  INSURED'S COPY

                      DEFENSE BASE ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                    RM WC 217-79-46

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to the work described in the Schedule or described on the Information Page as subject to the Defense Base Act. The policy applies to that work as though the location included in the description of the work were a state named in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C.   WORKERS' COMPENSATION LAW

     Workers' Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Defense Base Act (42 USC Sections 1651-1654). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Defense Base Act.


DESCRIPTION OF WORK                           Schedule
NO WORK AT THIS TIME.
IT IS AGREED THAT IF ANY WORK IS SUBJECT TO THE DEFENSE BASE ACT, THE INSURER WILL ENDORSE THE POLICY WITHIN SIXTY (60) DAYS OF NOTIFICATION.


WC 00 01 01 A                       COUNTERSIGNED BY
(Ed. 4-92)                          ___________________________________________
                                                     AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

       LONGSHORE AND HARBOR WORKERS' COMPENSATION ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                          forms a part of Policy No.
12:01 AM 01/01/97                                     WC 217-79-46

Issued to OUTSOURCE INTERNATIONAL, INC.

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to work subject to the Longshore and Harbor Workers' Compensation Act in a state shown in the Schedule. The policy applies to that work as though that state were listed in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C.   WORKERS' COMPENSATION LAW

     Workers' Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Longshore and Harbor Workers' Compensation Act.

This endorsement does not apply to work subject to the Defense Base Act, the Outer Continental Shelf Lands Act, or the Nonappropriated Fund Instrumentalities Act.
                                    Schedule

  STATE                                      LONGSHORE AND HARBOR
                                 WORKERS' COMPENSATION ACT COVERAGE PERCENTAGE
  IDAHO                                             29.00

The rates for classifications with code numbers not followed by the letter "F" are rates for work not ordinarily subject to the Longshore and Harbor Workers' Compensation Act. If this policy covers work under such classifications, and if the work is subject to the Longshore and Harbor Workers' Compensation Act, those non-F classification rates will be increased by the Longshore and Harbor Workers' Compensation Act Coverage Percentage shown in the Schedule.


WC 00 01 06 A                     COUNTERSIGNED BY
(Ed. 4-92)                        _____________________________________________
                                                     AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                         ALTERNATE EMPLOYER ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-46

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only with respect to bodily injury to your employees while in the course of special or temporary employment by the alternate employer in the state named in Item 2 of the Schedule. Part One (Workers Compensation Insurance) and Part Two (Employers Liability Insurance) will apply as though the alternate employer is insured. If an entry is shown in Item 3 of the Schedule the insurance afford by this endorsement applies only to work you perform under the contract or at the project named in the Schedule.

Under Part One (Workers Compensation Insurance) we will reimburse the alternate employer for the benefits required by the workers compensation law if we are not permitted to pay the benefits directly to the persons entitled to them.

The insurance afforded by this endorsement is not intended to satisfy the alternate employer's duty to secure its obligations under the workers compensation law. We will not file evidence of this insurance on behalf of the alternate employer with any government agency.

We will not ask any other insurer of the alternate employer to share with us a loss covered by this endorsement.

Premium will be charged for your employees while in the course of special or temporary employment by the alternate employer.

The policy may be cancelled according to its terms without sending notice to the alternate employer.

Part four (Your Duties If Injury Occurs) applies to you and the alternate employer. the alternate employer will recognize our right to defend under Parts One and Two and our rights to inspect under Part Six.

                                    SCHEDULE

1.   ALTERNATE EMPLOYER                                      ADDRESS

2.   STATE OF SPECIAL OR TEMPORARY EMPLOYMENT

3.   CONTRACT OR PROJECT

     "ANY CLIENT IS INCLUDED AS AN ALTERNATE EMPLOYER AS RESPECTS THE USE OF TEMPORARY OR LEASED EMPLOYEES OF OUTSOURCE INTERNATIONAL AND AFFILIATED RELATED COMPANIES PER WRITTEN AGREEMENT BETWEEN PARTIES PRIOR TO LOSS."


WC 00 03 01A                     COUNTERSIGNED BY
(Ed. 02-89)                      ______________________________________________
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

       VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective                           forms a part of Policy No.
12:01 AM 01/01/97                                     RM WC 217-79-46

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement adds Voluntary Compensation Insurance to the policy.

A.   HOW THIS INSURANCE APPLIES
     This insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

     1. The bodily injury must be sustained by an employee included in the group of employees described in the Schedule.

     2. The bodily injury must arise out of and in the course of employment necessary or incidental to work in a state listed in the Schedule.

     3. The bodily injury must occur in the United States of America, its territories or possessions, or Canada, and may occur elsewhere if the employee is a United States or Canadian citizen temporarily away from those places.

     4.  Bodily injury by accident must occur during the policy period.

     5. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.   WE WILL PAY
     We will pay an amount equal to the benefits that would be required of you if you and your employees described in the Schedule were subject to the workers compensation law shown in the Schedule. We will pay those amounts to the persons who would be entitled to them under the law.

C.   EXCLUSIONS
     This insurance does not cover:

     1. any obligation imposed by a workers compensation or occupational disease law, or any similar law.

     2.  bodily injury intentionally caused or aggravated by you.

D.   BEFORE WE
     Pay Before we pay benefits to the persons entitled to them, they must:

     1. Release you and us, in writing, of all responsibility for the injury or death.

     2. Transfer to us their right to recover from others who may be responsible for the injury or death.

     3. Cooperate with us and do everything necessary to enable us to enforce the right to recover from others.

         If the persons entitled to the benefits of this insurance fail to do those things, our duty to pay ends at once. If they claim damages from you or from us for the injury or death, our duty to pay ends at once.


WC 00 03 11 A
(Ed. 8-91)

                                 INSURED'S COPY

E.   RECOVERY FROM OTHERS
     If we make a recovery from others, we will keep an amount equal to our expenses of recovery and the benefits we paid. We will pay the balance to the persons entitled to it. If the persons entitled to the benefits of this insurance make a recovery from others, they must reimburse us for the benefits we paid them.

F.   EMPLOYERS LIABILITY INSURANCE
     Part Two (Employers Liability Insurance) applies to bodily injury covered by this endorsement as though the State of employment shown in the Schedule were shown in Item 3.A of the Information Page.

                                    SCHEDULE

                                                            DESIGNATED WORKERS
EMPLOYEES                         STATE OF EMPLOYMENT       COMPENSATION LAW
---------                         -------------------       ------------------

ALL OFFICERS AND                   ALL STATES EXCEPT          STATE OF HIRE
EMPLOYEES, NOT SUBJECT             AL,AZ,IA,IN,KY,LA
TO THE WORKERS COMPENSA-           MA,MI,MN,MO,MS,NE
TION LAW EXCEPT MASTERS            NM,NY,PA,SC,TN,TX,
OR MEMBERS OF THE CREW             UT,WI,MD,VA,CA,OR
OF ANY VESSEL.                     UT,WI,MD,VA,CA,OR

This endorsement does not apply in New Jersey, Nevada, North Dakota, Ohio, Washington, Wisconsin, West Virginia, Wyoming, and Maine.


WC 00 03 11 A                     COUNTERSIGNED BY
(Ed. 8-91)                        _____________________________________________
                                                      AUTHORIZED REPRESENTATIVE
                                   Page 2 of 2
                                 INSURED'S COPY

                EXPERIENCE RATING MODIFICATION FACTOR ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective 12:01 AM 01/01/97         forms a part of Policy No.
Issued to OUTSOURCE INTERNATIONAL, INC                 RM WC 217-79-46

BY THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for the policy will be adjusted by an experience rating modification factor. The factor was not available when the policy was issued. The factor, if any, shown on the Information Page is an estimate. We will issue an endorsement to show the proper factor, if different from the factor shown, when it is calculated.


WC 00 04 03                       COUNTERSIGNED BY
(Ed. 4-84)                        _____________________________________________
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                 NOTIFICATION OF CHANGE IN OWNERSHIP ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

     (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97         forms a part of Policy No.
                                                       RM WC 217-79-46
Issued to OUTSOURCE INTERNATIONAL, INC

BY THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Experience rating is mandatory for all eligible insureds. The experience rating modification factor, if any, applicable to this policy, may change if there is a change in your ownership or in that of one or more of the entities eligible to be combined with you for experience rating purposes. Change in ownership includes sales, purchases, other transfers, mergers, consolidations, dissolutions, formations of a new entity and other changes provided for in the applicable experience rating plan manual.

You must report any change in ownership to us in writing within 90 days of such change. Failure to report such changes within this period may result in revision of the experience rating modification factor used to determine your premium.

THIS ENDORSEMENT IS NOT APPLICABLE IN NEW JERSEY, PENNSYLVANIA, MICHIGAN, ALASKA, CALIFORNIA, DELAWARE, MAINE OR TEXAS.


WC 00 04 14                       COUNTERSIGNED BY
(Ed. 7-90)                        _____________________________________________
                                                      AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                               ENDORSEMENT # 00001

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-46

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                        NAMED INSUREDS                 FEIN
                        --------------                 ----

             00001 OUTSOURCE INTERNATIONAL, INC      592754571

             00002 SYNADYNE 1                        650021598

                   (DBA)PAYROLL PARTNERS

             00003 LABOR WORLD OF AMERICA, INC.      592754571

                   (DBA)SYNADINE III

             00004 OUTSOURCE FRANCHISING, INC.       592754571

             00005 SYNADYNE 11                       650021598
                   (DBA)PAYROLL PARTNERS

             00006 SYNADYNE IV                       650021598

             00007 SYNADYNE V                        650021598

             00008 CAPITAL STAFFING FUND, INC.       592754571

             00009 SMSB ASSOCIATES, INC.             592754571

                                  _____________________________________________
Issue Date: 04/10/97              Authorized Representative
Iw0003

                                 INSURED'S COPY

                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-46

Issued to: OUTSOURCE INTERNATIONAL, INC

BY: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              Additional Locations
                              --------------------

               00001   8000 N FEDERAL HIGHWAY
                       BOCA RATON                     FL       33487

               00002   JOB SITE ONLY
                       BOISE                          ID       83701

               00003   JOB SITE ONLY
                       BOISE                          ID       83701

               00004   JOB SITE ONLY
                       BOISE                          ID       83701

               00005   JOB SITE ONLY
                       BOISE                          ID       83701

               00006   JOB SITE ONLY
                       BOISE                          ID       83701

               00007   JOB SITE ONLY
                       BOISE                          ID       83701

               00008   JOB SITE ONLY
                       BOISE                          ID       83701

               00009   JOB SITE ONLY
                       BOISE                          ID       83701

               00010   JOB SITE ONLY
                       BOISE                          ID       83701

                                  _____________________________________________
Issue Date: 04/10/97              Authorized Representative
Iw0004

                                 INSURED'S COPY

                               ENDORSEMENT # 00003

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-46

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

NOTICE OF CANCELLATION
PART SIX, PARAGRAPH D.2. OF THE WORKERS' COMPENSATION AND
EMPLOYERS LIABILITY INSURANCE POLICY IS REPLACED BY THE FOLLOWING:

WE MAY CANCEL THIS POLICY. WE MUST MAIL OR DELIVER TO YOU NOT LESS THAN NINETY
(90) DAYS ADVANCE WRITTEN NOTICE, TEN (10) DAYS FOR NONPAYMENT OF PREMIUM STATING WHEN THE CANCELLATION IS TO TAKE EFFECT. MAILING THAN NOTICE TO YOU AT YOUR MAILING ADDRESS SHOWN IN ITEM I OF THE INFORMATION PAGE WILL BE SUFFICIENT TO PROVE NOTICE.
                                  _____________________________________________
Issue Date: 04/10/97              Authorized Representative
Iw0014

                                 INSURED'S COPY

                                   ENDORSEMENT

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-46

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

THIS POLICY PROVIDES NO COVERAGE IN THE STATE OF MAINE.

                                  _____________________________________________
Issue Date: 04/10/97              Authorized Representative
wc880001

                                 INSURED'S COPY

ISSUED BY THE STOCK INSURANCE COMPANY
HEREIN CALLED THE COMPANY                      AGENT NUMBER      POLICY NUMBER

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                13889        84324          RM WC 217-79-48

INCORPORATED UNDER THE LAWS OF PENNSYLVANIA
ITEM 1. NAMED INSURED:   MAILING ADDRESS   IDENTIFICATION NO.

OUTSOURCE INTERNATIONAL, INC.               [LOGO] Member Companies of
8000 NORTH FEDERAL HIGHWAY                         American International Group

BOCA RATON     FL 33487-0000                EXECUTIVE OFFICES:
                                            70 PINE STREET, NEW YORK, N.Y. 10270
I.D.# 917-356254
                                            PRODUCERS NAME & MAILING ADDRESS
WORKERS COMPENSATION AND
EMPLOYERS LIABILITY POLICY                  CENTURY FINANCIAL SERVICES
INFORMATION PAGE                            185 N W SPANISH RIVER BLVD 170
                                            BOCA RATON     FL 33481-1088
--------------------------------------------------------------------------------
INSURED IS CORPORATION                      PREVIOUS POLICY NUMBER
                                                          RMWC 2117626 (RENEWAL)
--------------------------------------------------------------------------------
OTHER WORKPLACES NOT SHOWN ABOVE
--------------------------------------------------------------------------------
ITEM 2   POLICY PERIOD 12:01 A.M. STANDARD TIME AT THE INSURED'S MAILING
         ADDRESS                                       FROM 01/01/97 TO 01/01/98
--------------------------------------------------------------------------------

ITEM 3   A. WORKERS COMPENSATION INSURANCE: PART ONE OF THE POLICY APPLIES TO
            WORKERS COMPENSATION LAW OF THE STATES LISTED HERE:

            OR
       -------------------------------------------------------------------------
         B. EMPLOYERS LIABILITY INSURANCE: PART TWO OF THE POLICY APPLIES TO THE WORK IN EACH STATE LISTED IN ITEM 3.A.
            THE LIMITS OF OUR LIABILITY UNDER PART TWO ARE:

                              BODILY INJURY BY ACCIDENT $1,000,000 EACH ACCIDENT

                              BODILY INJURY BY DISEASE  $1,000,000 POLICY LIMIT

                              BODILY INJURY BY DISEASE  $1,000,000 EACH EMPLOYEE
       -------------------------------------------------------------------------
         C. OTHER STATES INSURANCE: PART THREE OF THE POLICY APPLIES TO THE STATES, IF ANY, LISTED HERE:
            NONE
--------------------------------------------------------------------------------
ITEM 4 THE PREMIUM FOR THIS POLICY WILL BE DETERMINED BY OUR MANUALS OF RULES, CLASSIFICATIONS, RATES AND RATING PLANS.
         ALL INFORMATION REQUIRED BELOW IS SUBJECT TO VERIFICATION AND CHANGE
         BY AUDIT.
       -------------------------------------------------------------------------
                               ESTIMATED TOTAL    RATE PER       ESTIMATED
CLASSIFICATIONS CODE NUMBER    REMUNERATION      $100 OF RE-      PREMIUM
                            [X]ANNUAL [ ]3 YEAR  MUNERATION  [X]ANNUAL [ ]3 YEAR
--------------------------------------------------------------------------------

SEE ATTACHED SCHEDULES
TAXES/ASSESSSMENTS/SURCHARGES                                             $274

--------------------------------------------------------------------------------
EXPENSE CONSTANT (EXCEPT WHERE APPLICABLE BY STATE)  $160  OR
--------------------------------------------------------------------------------
MINIMUM PREMIUM $750 OR        TOTAL ESTIMATED PREMIUM            $6,258
--------------------------------------------------------------------------------
Indicated below, interim adjustments of premium shall be made:
 [ ]Semi-Annually   [ ]Quarterly   [ ]Monthly     DEPOSIT PREMIUM  6,258
--------------------------------------------------------------------------------
ENDORSEMENTS (FORM NUMBER)

                             SEE ATTACHED SCHEDULE

--------------------------------------------------------------------------------

04/01/97  ATLANTA                        07
-------------------------------------------------
ISSUE DATE   PRINT DATE: 04/09/97  ISSUING OFFICE

                                        ----------------------------------------
39967                                    AUTHORIZED REPRESENTATIVE    WC 00 00

                                 INSURED'S COPY

                                 FORMS SCHEDULE

Policy Number : RM WC 217-79-48                        Effective Date: 01/01/97

--------------------------------------------------------------------------------

     WC000000A      TERMS & CONDITIONS
     53820          LARGE RISK RATING PLAN ENDT
     WC000106A      USL&H WC ACT COVERAGE END.
     WC000301A      ALTERNATE EMPLOYER ENDORSEMENT
     WCOOO311A      VOL COMP & EL COVERAGE ENDT
     WC000403       EXPERIENCE RATING MOD FACTOR
     WC000414       NOTIFICATION OF CHG OWNERSHIP
     LWNOR          NOTICE TO WC INS. POLICOYHOLDERS
     LWNOREGON      OREGON BOOKLET
     WC880001       ST OF ME EXCL

LWO418
(ED. 1-92)
                                 INSURED'S COPY

                  WORKERS COMPENSATION AND EMPLOYERS LIABILITY

                                INSURANCE POLICY

National Union Fire Insurance
Company of Pittsburgh, Pa.                                [LOGO]

American Home Assurance Company                     Member Companies of
                                             American International Group, Inc.
The Insurance Company of                            EXECUTIVE OFFICES
The State of Pennsylvania                             70 PINE STREET
                                                   NEW YORK, N.Y. 10270
Birmingham Fire Insurance Company
of Pennsylvania

Commerce and Industry
Insurance Company

     Coverage is provided by the Company designated on the Information Page
                           A Stock Insurance Company

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                QUICK REFERENCE

                                                                    BEGINNING ON
                                                                        PAGE

Information Page..........................................................i

GENERAL SECTION...........................................................1

     A. The Policy........................................................1

     B. Who Is Insured....................................................1

     C. Workers Compensation Law..........................................1

     D. State.............................................................1

     E. Locations.........................................................1

PART ONE-WORKERS COMPENSATION INSURANCE...................................1

     A. How This Insurance Applies........................................1

     B. We Will Pay.......................................................1

     C. We Will Defend....................................................1

     D. We Will Also Pay..................................................1

     E. Other Insurance...................................................2

     F. Payments You Must Make............................................2

     G. Recovery From Others..............................................2

     H. Statutory Provisions..............................................2

      THESE POLICY PROVISIONS WITH THE INFORMATION PAGE AND ENDORSEMENTS,
          IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THIS POLICY.

      "INCLUDES COPYRIGHT MATERIAL OF THE NATIONAL COUNCIL ON COMPENSATION
                      INSURANCE, USED WITH ITS PERMISSION.

           COPYRIGHT 1983 NATIONAL COUNCIL ON COMPENSATION INSURANCE"

39638C(04/92)                                           WC 00 00 00 A (STANDARD)
                                 INSURED'S COPY                  ED 4 92

                                                                    BEGINNING ON
                                                                         PAGE

PART TWO - EMPLOYERS LIABILITY INSURANCE ................................ 2
         A. How This Insurance Applies .................................. 2
         B. We Will Pay ................................................. 3
         C. Exclusions .................................................. 3
         D. We Will Defend .............................................. 3
         E. We Will Also Pay ............................................ 4
         F. Other Insurance ............................................. 4
         G. Limits of Liability ......................................... 4
         H. Recovery From Others ........................................ 4
         I. Action Against Us ........................................... 4

PART THREE - OTHER STATES INSURANCE ..................................... 4
         A. How This Insurance Applies .................................. 4
         B. Notice ...................................................... 5

PART FOUR - YOUR DUTIES IF INJURY OCCURS ................................ 5

PART FIVE - PREMIUM ..................................................... 5
         A. Our Manuals ................................................. 5
         B. Classifications ............................................. 5
         C. Remuneration ................................................ 5
         D. Premium Payments ............................................ 5
         E. Final Premium ............................................... 5
         F. Records ..................................................... 6
         G. Audit ....................................................... 6

PART SIX - CONDITIONS ................................................... 6
         A. Inspection .................................................. 6
         B. Long Term Policy ............................................ 6
         C. Transfer of Your Rights and Duties .......................... 6
         D. Cancellation ................................................ 6
         E. Sole Representative ......................................... 6


IMPORTANT: This Quick Reference is NOT part of the Workers Compensation and Employers Liability Policy and does NOT provide coverage. Refer to the Workers Compensation and Employers Liability Policy itself for actual contractual provisions.


PLEASE READ THE WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY CAREFULLY

                                 INSURED'S COPY

                   ATTACH FORM AND ENDORSEMENTS (IF ANY) HERE

         WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

In return for the payment of the premium and subject to ALL terms of this policy, WE agree with you as follows.


                                 GENERAL SECTION


A.  THE POLICY

    This policy includes at its effective date the Information Page and all endorsements and schedules listed there. It is a contract of insurance between you (the employer named in Item 1 of the Information Page) and us (the insurer named on the Information Page). The only agreements relating to this insurance are stated in this policy. The terms of this policy may not be changed or waived except by endorsement issued by us to be part of this policy.


B.  WHO IS INSURED

    You are insured if you are an employer named in Item 1 of the Information Page. If that employer is a partnership, and if you are one of its partners, you are insured, but only in your capacity as an employer of the partnership's employees.

C.  WORKERS COMPENSATION LAW

    Workers Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page. It includes any amendments to that law which are in effect during the policy period. It does not include any federal workers or workmen's compensation law, any federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

D.  STATE

    State means any state of the United States of America, and the District of Columbia.

E.  LOCATIONS

    This policy covers all of your workplaces listed in Items 1 or 4 of the Information Page; and it covers all other workplaces in Item 3.A states unless you have other insurance or are self-insured for such workplaces.


                    PART ONE - WORKERS COMPENSATION INSURANCE

A.  HOW THIS INSURANCE APPLIES

    This workers compensation insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1.   Bodily injury by accident must occur during the policy period.

    2. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.  WE WILL PAY

    We will pay promptly when due the benefits required of you by the workers compensation law.

C.  WE WILL DEFEND

    We have the right and duty to defend at our expense any claim, proceeding or suit against you for benefits payable by this insurance. We have the right to investigate and settle these claims, proceedings or suits.

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance.

D.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim, proceeding or suit we defend:

    1.   reasonable expenses incurred at our request, but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the amount able under this insurance;


WC 00 00 00 A

                                     1 OF 7

                                 INSURED'S COPY

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

E.  OTHER INSURANCE

    We will not pay more than our share of benefits and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that may apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of ail remaining insurance will be equal until the loss is paid.

F.  PAYMENTS YOU MUST MAKE

    You are responsible for any payments in excess of the benefits regularly provided by the workers compensation law including those required because:

    1.   of your serious and willful misconduct;

    2.   you knowingly employ an employee in violation of law;

    3.   you fail to comply with a health or safety law or regulation; or

    4. you discharge, coerce or otherwise discriminate against any employee in violation of the workers compensation law.

    If we make any payments in excess of the benefits regularly provided by the workers compensation law on your behalf, you will reimburse us promptly.

G.  RECOVERY FROM OTHERS

    We have your rights, and the rights of persons entitled to the benefits of this insurance, to recover our payments from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

H.  STATUTORY PROVISIONS

    These statements apply where they are required by law.

    1. As between an injured worker and us, we have notice of the injury when you have notice.

    2. Your default or the bankruptcy or insolvency of you or your estate will not relieve us of our duties under this insurance after an injury occurs.

    3. We are directly and primarily liable to any person entitled to the benefits payable by this insurance. Those persons may enforce our duties; so may an agency authorized by law. Enforcement may be against us or against you and us.

    4. Jurisdiction over you is jurisdiction over us for purposes of the workers compensation law. We are bound by decisions against you under that law, subject to the provisions of this policy that are not in conflict with that law.

    5. This insurance conforms to the parts of the workers compensation law that apply to:

         a.   benefits payable by this insurance or;

         b. special taxes, payments into security or other special funds, and assessments payable by us under that law.

    6. Terms of this insurance that conflict with the workers compensation law are changed by this statement to conform to that law.

    Nothing in these paragraphs relieves you of your duties under this policy.


                    PART TWO - EMPLOYERS LIABILITY INSURANCE

A.  HOW THIS INSURANCE APPLIES

    This employers liability insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1. The bodily injury must arise out of and in the course of the injured employee's employment by you.

    2. The employment must be necessary or incidental to your work in a state or territory listed in Item 3.A. of the Information Page.

    3.   Bodily injury by accident must occur during the policy period.

    4. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

    5. If you are sued, the original suit and any related legal actions for damages for bodily injury


WC 00 00 00 A

                                     2 of 7

                                 INSURED'S COPY
         by accident or by disease must be brought in the United States of America, its territories or possessions, or Canada.

B.  WE WILL PAY

    We will pay all sums you legally must pay as damages because of bodily injury to your employees, provided the bodily injury is covered by this Employers Liability Insurance.

    The damages we will pay, where recovery is permitted by law, include damages:

    1. for which you are liable to a third party by reason of a claim or suit against you by that third party to recover the damages claimed against such third party as a result of injury to your employee;

    2.   for care and loss of services; and

    3. for consequential bodily injury to a spouse, child, parent, brother or sister of the injured employee;

    provided that these damages are the direct consequence of bodily injury that arises out of and in the course of the injured employee's employment by you; and

    4. because of bodily injury to your employee that arises out of and in the course of employment, claimed against you in a capacity other than as employer.

C.  EXCLUSIONS

    This insurance does not cover:

    1. liability assumed under a contract. This exclusion does not apply to a warranty that your work will be done in a workmanlike manner;

    2. punitive or exemplary damages because of bodily injury to an employee employed in violation of law;

    3. bodily injury to an employee while employed in violation of law with your actual knowledge or the actual knowledge of any of your executive officers;

    4. any obligation imposed by a workers compensation, occupational disease, unemployment compensation, or disability benefits law, or any similar law;

    5.   bodily injury intentionally caused or aggravated

    6. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America or Canada who is temporarily outside these countries;

    7. damages arising out of coercion, criticism, demotion, evaluation, reassignment, discipline, defamation, harassment, humiliation, discrimination against or termination of any employee, or any personnel practices, policies, acts or omissions.

    8. bodily injury to any person in work subject to the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950), the Nonappropriated Fund Instrumentalities Act (5 USC Sections 8171-8173), the Outer Continental Shelf Lands Act (43 USC Sections 1331-1356), the Defense Base Act (42 USC Sections 1651-1654), the Federal Coal Mine Health and Safety Act of 1969 (30 USC Sections 901-942), any other federal workers or workmen's compensation law or other federal occupational disease law, or any amendments to these laws.

    9. bodily injury to any person in work subject to the Federal Employers' Liability Act (45 USC Sections 51-60), any other federal laws obligating an employer to pay damages to an employee due to bodily injury arising out of or in the course of employment, or any amendments to those laws.

    10.  bodily injury to a master or member of the crew of any vessel.

    11.  fines or penalties imposed for violation of federal or state law.

    12. damages payable under the Migrant and Seasonal Agricultural Worker Protection Act (29 USC Sections 1801-1872) and under any other federal law awarding damages for violation of those laws or regulations issued thereunder, and any amendments to those laws.

D.  WE WILL DEFEND

    We have the right and duty to defend, at our expense, any claim, proceeding or suit against you for damages payable by this insurance. We have the right to investigate and settle these claims, proceedings and suits.


WC 00 00 00 A

                                     3 of 7

                                 INSURED'S COPY

    We have no duty to defend a claim, proceeding or suit that is not covered by this insurance. We have no duty to defend or continue defending after we have paid our applicable limit of liability under this insurance.

E.  WE WILL ALSO PAY

    We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim proceeding, or suit we defend;

    1.   reasonable expenses incurred at our request; but not loss of earnings;

    2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the limit of our liability under this insurance;

    3.   litigation costs taxed against you;

    4. interest on a judgment as required by law until we offer the amount due under this insurance; and

    5.   expenses we incur.

F.  OTHER INSURANCE

    We will not pay more than our share of damages and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance and self-insurance will be equal until the loss is paid.

G.  LIMITS OF LIABILITY

    Our liability to pay for damages is limited. Our limits of liability are shown in Item 3.B. of the Information Page. They apply as explained below.

    1. Bodily Injury by Accident. The limit shown for "bodily injury by accident-each accident" is the most we will pay for all damages covered by this insurance because of bodily injury to one or more employees in any one accident.

         A disease is not bodily injury by accident unless it results directly from bodily injury by accident.

    2. Bodily Injury by Disease. The limit shown for "bodily injury by disease-policy limit" is the most we will pay for all damages covered by this insurance and arising out of bodily injury by disease, regardless of the number of employees who sustain bodily injury by disease. The limit shown for "bodily injury by disease each employee" is the most we will pay for all damages because of bodily injury by disease to any one employee.

         Bodily injury by disease does not include disease that results directly from a bodily injury by accident.

    3. We will not pay any claims for damages after we have paid the applicable limit of our liability under this insurance.

H.  RECOVERY FROM OTHERS

    We have your rights to recover our payment from anyone liable for an injury covered by this insurance. You will do everything necessary to protect those rights for us and to help us enforce them.

I.  ACTIONS AGAINST US

    There will be no right of action against us under this insurance unless:

    1.   You have complied with all the terms of this policy; and

    2. The amount you owe has been determined with our consent or by actual trial and final judgment.

    This insurance does not give anyone the right to add us as a defendant in an action against you to determine your liability. The bankruptcy or insolvency of you or your estate will not relieve us of our obligations under this Part.


                       PART THREE - OTHER STATES INSURANCE

A.  HOW THIS INSURANCE APPLIES

    1. This other states insurance applies only if one or more states are shown in Item 3.C. of the Information Page.

    2. If you begin work in any one of those states after the effective date of this policy and are not insured or are not self-insured for such work, all revisions of the policy will apply as though that state were listed in Item 3.A. of the Information Page.

    3. We will reimburse you for the benefits required by the workers compensation law of that state if we are not permitted to pay the benefits directly to persons entitled to them.

    4. If you have work on the effective date of this policy in any state not listed in Item 3.A. of the


                                     4 of 7

                                 INSURED'S COPY

         Information Page, coverage will not be afforded for that state unless we are notified within thirty days.

B.  NOTICE

    Tell us at once if you begin work in any state list in Item 3.C. of the Information Page.


                    PART FOUR - YOUR DUTIES IF INJURY OCCURS

Tell us at once if injury occurs that may be covered by this policy. Your other duties are listed here.

    1. Provide for immediate medical and other services required by the workers compensation law.

    2. Give us or our agent the names and addresses of the injured persons and of witnesses, and other information we may need.

    3. Promptly give us all notices, demands and legal papers related to the injury, claim, proceeding or suit.

    4. Cooperate with us and assist us, as we may request, in the investigation, settlement or defense of any claim, proceeding or suit.

    5. Do nothing after an injury occurs that would interfere with our right to recover from others.

    6. Do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.


                               PART FIVE - PREMIUM

A.  OUR MANUALS

    All premium for this policy will be determined by our manuals of rules, rates, rating plans and classifications. We may change our manuals and apply the changes to this policy if authorized by law or a governmental agency regulating this insurance.

B.  CLASSIFICATIONS

    Item 4 of the Information Page shows the rate and premium basis for certain business or work classifications. These classifications were assigned based on an estimate of the exposures you would have during the policy period. If your actual exposures are not properly described by those classifications, we will assign proper classifications, rates and premium basis by endorsement to this policy.

C.  REMUNERATION

    Premium for each work classification is determined by multiplying a rate times a premium basis. Remuneration is the most common premium basis. This premium basis includes payroll and all other remuneration paid or payable during the policy period for the services of:

    1.   All your officers and employees engaged in work covered by this policy;
         and

    2. All other persons engaged in work that could make us liable under Part One (Workers Compensation Insurance) of this policy. If you do not have payroll records for these persons, the contract price for their services and materials may be used as the premium basis. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured their workers compensation obligations.

D.  PREMIUM PAYMENTS

    You will pay all premium when due. You will pay the premium even if part or all of a workers compensation law is not valid.

E.  FINAL PREMIUM

    The premium shown on the Information Page, schedules, and endorsements is an estimate. The final premium will be determined after this policy ends by using the actual, not the estimated, premium basis and the proper classifications and rates that lawfully apply to the business and work covered by this policy. If the final premium is more than the premium you paid to us, you must pay us the balance. If it is less, we will refund the balance to you. The final premium will not be less than the highest minimum premium for the classifications covered by this policy.

    If this policy is canceled, final premium will be determined in the following way unless our manuals provide otherwise.

    1. If we cancel, final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the pro rata share of the minimum premium.

    2. If you cancel, final premium will be more than pro rata; it will be based on the time this policy was in force, and increased by our short rate



WC 00 00 00 A

                                     5 of 7

                                 INSURED'S COPY
         cancellation table and procedure. Final premium will not be less than the minimum premium.

F.  RECORDS

    You will keep records of information needed to compute premium. You will provide us with copies of those records when we ask for them.

G.  AUDIT

    You will let us examine and audit all your records that relate to this policy. These records include ledgers, journals, registers, vouchers, contracts, tax reports, payroll and disbursement records, and programs for storing and retrieving data. We may conduct the audits during regular business hours during the policy period and within three years after the policy period ends. Information developed by audit will be used to determine final premium. Insurance rate service organizations have the same rights we have under this provision.


                              PART SIX - CONDITIONS

A.  INSPECTION

    We have the right, but are not obliged to inspect your workplaces at any time. Our inspections are not safety inspections. They relate only to the insurability of the workplaces and the premiums to be charged. We may give you reports on the conditions we find. We may also recommend changes. While they may help reduce losses, we do not undertake to perform the duty of any person to provide for the health or safety of your employees or the public. We do not warrant that your workplaces are safe or healthful or that they comply with laws, regulations, codes or standards. Insurance rate service organizations have the same rights we have under this provision.

B.  LONG TERM POLICY

    If the policy period is longer than one year and sixteen days, all provisions of this policy will apply as though a new policy were issued on each annual anniversary that this policy is in force.

C.  TRANSFER OF YOUR RIGHTS AND DUTIES

    Your rights or duties under this policy may not be transferred without our written consent.

    If you die and we receive notice within thirty days after your death, we will cover your legal representative as insured.

D.  CANCELLATION

    1. You may cancel this policy. You must mail or deliver advance written notice to us stating when the cancellation is to take effect.

    2. We may cancel this policy. We must mail or deliver to you not less than ten days advance written notice stating when the cancellation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

    3. The policy period will end on the day and hour stated in the cancellation notice.

    4. Any of these provisions that conflicts with a law that controls the cancellation of the insurance in this policy is changed by this statement to comply with that law.

E.  SOLE REPRESENTATIVE

    The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium, and give or receive notice of cancellation.


WC 00 00 00 A

                                     6 of 7

                                 INSURED'S COPY

In WITNESS WHEREOF, the company has caused this policy to be executed and attested, but this policy shall not be valid unless countersigned by a duly authorized representative of the company.


      /s/ WILLIAM D. SMITH                               /s/ [ILLEGIBLE]
      --------------------                               ---------------
            President                                        President
      The Insurance Company                             National Union Fire
  of The State of Pennsylvania                         Insurance Company of
    Birmingham Fire Insurance                             Pittsburgh, PA
     Company of Pennsylvania



   /s/ WALTER L. MOONEY                                  /s/ [ILLEGIBLE]
   --------------------                                  ---------------
         President                                          President
   Commerce and Industry                                  American Home
     Insurance Company                                  Assurance Company



                             /s/ ELIZABETH M. TUCK
                             ---------------------
                                    Secretary
             National Union Fire Insurance Company of Pittsburgh, PA
                         American Home Assurance Company
               The Insurance Company of The State of Pennsylvania
                Birmingham Fire Insurance Company of Pennsyivania
                     Commerce and Industry Insurance Company

WC 00 00 00 A

                                     7 of 7

                                 INSURED'S COPY

     STANDARD WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY EXTENSION FORM

     RM WC 217-79-48           OREGON
   ---------------------    ------------      -------------------------------
     Policy Prefix & No.      Schedule        State Employer/Unemployment ID

                                              -------------------------------
                                              Intra/Independent State Risk ID

-------------------------------------------------------------------------------------------------------------------------------
       ITEM 4. CLASSIFICATION OF OPERATIONS                         PREMIUM BASIS            RATES
-------------------------------------------------------------------------------------------------------------------------------
ENTRIES IN THIS ITEM, EXCEPT AS SPECIFICALLY             CODE       ESTIMATED TOTAL        PER $100 OF       ESTIMATED
PROVIDED ELSEWHERE IN THIS POLICY, DO NOT MODIFY          NO.      ANNUAL REMUNERATION    REMUNERATION    ANNUAL PREMIUMS
ANY OF THE OTHER PROVISIONS OF THIS POLICY.

LABOR WORLD OF AMERICA, INC.

2424 E BURNSIDE STREET
PORTLAND, OR 97214


STORE: RETAIL NOC                                        8017             2,800               2.23              62

TELEPHONE ANSWERING SERVICE                              8810         1,576,500               0.47           7,410

UNMODIFIED PREMIUM                                                                                           7,472
INCREASED LIMITS-EMPLOYER LIABILITY     3.3%             9812                                                  247
TOTAL UNMODIFIED PREMIUM                                                                                     7,719
EXPERIENCE MODIFICATION (TENTATIVE)      .79             9898                                               (1,621)
MODIFIED STANDARD PREMIUM                                                                                    6,098
UNDISCOUNTED PREMIUM                                                                                         6,098
____NSE CONSTANT                                         0900                                                  160
____L ESTIMATED ANNUAL PREMIUM                                                                               6,258
ASSESSMENTS/TAXES                       4.5%             0088                                                  274

TOTAL DUE                                                                                                    6,532

-------------------------------------------------------------------------------------------------------------------------

WC 7754 (ED. 4-81)
                                 INSURED'S COPY

                       LARGE RISK RATING PLAN ENDORSEMENT
                                  (SHORT FORM)

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-48

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for this policy will be determined according to the Large Risk Rating Plan Endorsement attached to policy No. RM WC 217-79-48




53820                           COUNTERSIGNED BY _____________________________
(ED. 07-92)                                      AUTHORIZED REPRESENTATIVE


                                 INSURED'S COPY

       LONGSHORE AND HARBOR WORKERS' COMPENSATION ACT COVERAGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-48

Issued to OUTSOURCE INTERNATIONAL, INC

BY THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only to work subject to the Longshore and Harbor Workers' Compensation Act in a state shown in the Schedule. The policy applies to that work as though that state were listed in Item 3.A. of the Information Page.

General Section C. WORKERS' COMPENSATION LAW is replaced by the following:

C.  WORKERS' COMPENSATION LAW

    Workers' Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the Information Page and the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950). It includes any amendments to those laws that are in effect during the policy period. It does not include any other federal workers or workmen's compensation law, other federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

Part Two (Employers Liability Insurance), C. Exclusions., exclusion 8, does not apply to work subject to the Longshore and Harbor Workers' Compensation Act.

This endorsement does not apply to work subject to the Defense Base Act, the Outer Continental Shelf Lands Act, or the Nonappropriated Fund Instrumentalities Act.

                                    Schedule

STATE                                        LONGSHORE AND HARBOR WORKERS'
-----                                      COMPENSATION ACT COVERAGE PERCENTAGE
                                           ------------------------------------

OREGON                                                 64.00



The rates for classifications with code numbers not followed by the letter "F" are rates for work not ordinarily subject to the Longshore and Harbor Workers' Compensation Act. If this policy covers work under such classifications, and if the work is subject to the Longshore and Harbor Workers' Compensation Act, those non-F classification rates will be increased by the Longshore and Harbor Workers' Compensation Act Coverage Percentage shown in the Schedule.


WC 00 01 06 A                    COUNTERSIGNED BY _____________________________
(ED. 4-92)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                         ALTERNATE EMPLOYER ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-48

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement applies only with respect to bodily injury to your employees while in the course of special or temporary employment by the alternate employer in the state named in Item 2 of the Schedule. Part One (Workers Compensation Insurance) and Part Two (Employer Liability Insurance) will apply as though the alternate employer is insured. If an entry is shown in Item 3 of the Schedule the insurance afforded by this endorsement applies only to work you perform under the contract or at the project named in the Schedule.

Under Part One (Workers Compensation Insurance) we will reimburse the alternate employer for the benefits required by the workers compensation law if we are not permitted to pay the benefits directly to the persons entitled to them.

The insurance afforded by this endorsement is not intended to satisfy the alternate employer's duty to secure its obligations under the workers compensation law. We will not file evidence of this insurance on behalf of the alternate employer with any government agency.

We will not ask any other insurer of the alternate employer to share with us a loss covered by this endorsement.

Premium will be charged for your employees while in the course of special or temporary employment by the alternate employer.

The policy may be cancelled according to its terms without sending notice to the alternate employer.

Part Four (Your Duties If Injury Occurs) applies to you and the alternate employer. The alternate employer will recognize our right to defend under Parts One and Two and our right to inspect under Part Six.


                                    SCHEDULE

1     ALTERNATE EMPLOYER                                         ADDRESS

2.    STATE OF SPECIAL OR TEMPORARY EMPLOYMENT OR
3.    CONTRACT OR PROJECT




           "ANY CLIENT IS INCLUDED AS AN ALTERNATE EMPLOYER AS RESPECTS THE USE OF TEMPORARY OR LEASED EMPLOYEES OF OUTSOURCE
           INTERNATIONAL AND AFFILIATED RELATED COMPANIES PER WRITTEN AGREEMENT BETWEEN THE PARTIES PRIOR TO LOSS."



WC 00 03 01A                     COUNTERSIGNED BY ___________________________
(ED. 02-89)                                          AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

VOLUNTARY COMPENSATION AND EMPLOYERS LIABILITY COVERAGE ENDORSEMENT


This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-48

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

This endorsement adds Voluntary Compensation Insurance to the policy.

A.  HOW THIS INSURANCE APPLIES
    This insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

    1. The bodily injury must be sustained by an employee included in the group of employees described in the Schedule.

    2. The bodily injury must arise out of and in the course of employment necessary or incidental to work in a state listed in the Schedule.

    3. The bodily injury must occur in the United States of America, its territories or possessions, or Canada, and may occur elsewhere if the employee is a United States or Canadian citizen temporarily away from those places.

    4.   Bodily injury by accident must occur during the policy period.

    5. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.  WE WILL PAY
    We will pay an amount equal to the benefits that would be required of you if you and your employees described in the Schedule were subject to the workers compensation law shown in the Schedule. We will pay those amounts to the persons who would be entitled to them under the law.

C.  EXCLUSIONS
    This insurance does not cover:

    1. any obligation imposed by a workers compensation or occupational disease law, or any similar law.

    2.   bodily injury intentionally caused or aggravated by you.

D.  BEFORE WE PAY
    Before we pay benefits to the persons entitled to them, they must:

    1. Release you and us, in writing, of all responsibility for the injury or death.

    2. Transfer to us their right to recover from others who may be responsible for the injury or death.

    3. Cooperate with us and do everything necessary to enable us to enforce the right to recover from others.

    If the persons entitled to the benefits of this insurance fail to do those things, our duty to pay ends at once. If they claim damages from you or from us for the injury or death, our duty to pay ends at once.


WC 00 03 11 A

(ED. 8-91)
                                   Page 1 of 2

                                 INSURED'S COPY

E.  RECOVERY FROM OTHERS
    If we make a recovery from others, we will keep an amount equal to our expenses of recovery and the benefits we paid. We will pay the balance to the persons entitled to it. If the persons entitled to the benefits of this insurance make a recovery from others, they must reimburse us for the benefits we paid them.

F.  EMPLOYERS LIABILITY INSURANCE
    Part Two (Employers Liability Insurance) applies to bodily injury covered by this endorsement as though the State of employment shown in the Schedule were shown in Item 3.A of the Information Page.

                                    SCHEDULE

                                                           DESIGNATED WORKERS
EMPLOYEES                       STATE OF EMPLOYMENT         COMPENSATION LAW
---------                       -------------------         ----------------

ALL OFFICERS AND               ALL STATES EXCEPT              STATE OF HIRE
EMPLOYEES NOT SUBJECT          AL, AZ, IA, IN, KY, LA
TO THE WORKERS COMPENSATION    MA, MI, MN, M0, MS, NE,
ON LAW EXCEPT MASTERS          ID, NM, NY, PA, SC, TN
OR MEMBERS OF THE CREW         TX, UT, WI, MD, VA, CA,
OF ANY VESSEL.


This endorsement does not apply in New Jersey, Nevada, North Dakota, Ohio, Washington, Wisconsin, West Virginia, Wyoming, and Maine.


WC 00 03 11 A                    COUNTERSIGNED BY ____________________________
                                                     AUTHORIZED REPRESENTATIVE
(ED. 8-91)

                                 INSURED'S COPY

                EXPERIENCE RATING MODIFICATION FACTOR ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-48
Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

The premium for the policy will be adjusted by an experience rating modification factor. The factor was not available when the policy was issued. The factor, if any, shown on the Information Page is an estimate. We will issue an endorsement to show the proper factor, if different from the factor shown, when it is calculated.


WC 00 04 03                      COUNTERSIGNED BY _____________________________
(ED. 4-84)                                            AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

                 NOTIFICATION OF CHANGE IN OWNERSHIP ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy).

This endorsement, effective 12:01 AM 01/01/97        forms a part of Policy No.
                                                       RM WC 217-79-48

Issued to OUTSOURCE INTERNATIONAL, INC

By THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Experience rating is mandatory for all eligible insureds. The experience rating modification factor, if any, applicable to this policy, may change if there is a change in your ownership or in that of one or more of the entities eligible to be combined with you for experience rating purposes. Change in ownership includes sales, purchases, other transfers, mergers, consolidations, dissolutions, formations of a new entity and other changes provided for in the applicable experience rating plan manual.

You must report any change in ownership to us in writing within 90 days of such change. Failure to report such changes within this period may result in revision of the experience rating modification factor used to determine your premium.

THIS ENDORSEMENT IS NOT APPLICABLE IN NEW JERSEY, PENNSYLVANIA, MICHIGAN, ALASKA, CALIFORNIA, DELAWARE, MAINE OR TEXAS.



WC 00 04 14                       COUNTERSIGNED BY ____________________________
(ED. 7-90)                                            AUTHORIZED REPRESENTATIVE


                                 INSURED'S COPY

                      NOTICE TO OREGON WORKERS COMPENSATION
                             INSURANCE POLICYHOLDERS

DO YOU LEASE ANY OF YOUR EMPLOYEES?

If you do, you must take immediate action. The 1993 Legislature passed a comprehensive law (HB2282) regulating the employee leasing industry. Under the new law, leasing companies must be registered and pay workers compensation insurance premium using their clients' experience ratings. The new law also requires that as long as you maintain your own workers compensation policy you must report the payroll for ALL workers you employ, whether leased or direct, to your insurer. You may continue to lease workers, but it is your responsibility to provide coverage and reports for workers' compensation payroll and premium purposes while your policy is in place, since your insurer is responsible for their injury claims. If you wish to lease all of your workers, and leave full responsibility with the leasing company for providing workers compensation coverage, you must cancel your current policy by giving written notice to your insurance carrier.

Again, action must be taken if you lease employees. A copy of the recently adopted state Workers Compensation Division administrative rules is available upon request. If you have any questions regarding this law or the rules, please contact( fill in: INSURANCE CARRIER NAME AND OR AGENT).


LWNOR                           COUNTERSIGNED BY ______________________________
(ED. 05-94)                                           AUTHORIZED REPRESENTATIVE

                                 INSURED'S COPY

           PREPARED BY THE NATIONAL COUNCIL ON COMPENSATION INSURANCE

                           (REPRINTED WITH PERMISSION)
--------------------------------------------------------------------------------

         AN INTRODUCTION
         TO WORKERS
         COMPENSATION:
         BACKGROUND
         FOR OREGON
         EMPLOYERS


LWNOREGON

                                 INSURED'S COPY

--------------------------------------------------------------------------------
INTRODUCTION

In accordance with the intent of the Oregon law, this booklet was prepared for voluntary distribution to Oregon employers by the insurance industry. In it, you will find answers to basic questions about workers compensation insurance.



LWNOREGON

                                 INSURED'S COPY

  NATIONAL COUNCIL ON
  COMPENSATION INSURANCE (NCCI)

The National Council on Compensation Insurance is a voluntary, non-profit, statistical, research and ratemaking organization licensed under Oregon Revised Statutes 737.350. Supported by the insurance industry, NCCI's primary functions are the preparation and administration of rates, rating plans, and systems for workers compensation insurance. In Oregon, the NCCI prepares a schedule of rates for insureds in the assigned risk plan, subject to insurance department approval, and acts in an advisory capacity for insurers writing the rest of the business in the state.

As the rating organization, it is NCCI's obligation to collect payroll and loss information, by individual classification, for each workers compensation insurance policy in the state of Oregon. In addition, the rating organization will perform inspections at employers' premises to determine the proper classifications, perform test audits, promulgate experience rating modifications, and administer the Workers Compensation Insurance Plan (WCIP) for those employers unable to obtain coverage voluntarily.

  WORKERS COMPENSATION RATES

NCCI uses the collected payroll and loss data to actuarially determine that portion of each individual classification rate necessary to pay the losses. This amount is called the pure premium. Oregon insurers may use the pure premiums determined by NCCI or their own when preparing their rates. Each carrier applies its own 'factor' to provide for the additional costs for taxes, licenses, fees, acquisition and field supervision, and other company expenses. This 'factored' rate is the amount charged per $100 of payroll.


LWNOREGON

                                 INSURED'S COPY

CLASSIFICATIONS:

There are approximately 500 different workers compensation classifications, each of which individually describes a particular occupation. Generally, each employer will be entitled to the ONE basic classification which most accurately describes its operations. In addition, when that one basic classification does not specifically include one of the "Standard Exception" classifications (Clerical, Outside Salespersons, or Drivers), each employer may also be entitled to three additional classifications: Code 7380 Drivers Chauffeurs & Helpers; Code 8742 Salespersons, Collectors or Messengers Outside; and Code 8810 Clercial Office Employees. Your insurance carrier will advise you of the classifications applicable to your operations.

However, when an employer is engaged in Construction, Erection, Stevedoring; Aircraft Operations (industrial Aid), or Trucking as a secondary business, additional classifications may be assigned. Again, your carrier will counsel you on the classifications to your operations.

DIVISION OF INDIVIDUAL EMPLOYEE'S PAYROLL

When any employee performs different duties which, if performed by a different worker, would qualify for a different classification assignment, you may divide that person's payroll between two or more classifications, PROVIDED separate verifiable payroll records are adequately maintained. When verifiable payroll records are not maintained, that individual's payroll must be assigned to the highest rated classification for any of the duties performed.

VERIFIABLE RECORDS

Verifiable records are documents completed by an employee or supervisor every time the employee changes duties. These records should display the starting time and ending time for each type of work. Each block of time should note the duties the employee performed during that particular time period. Estimates or percentages of time spent in the different duties are not acceptable as verifiable records.

LWNOREGON

                                 INSURED'S COPY

REMUNERATION PAYROLL

"Payroll" means the TOTAL remuneration paid or payable by the employer for the services of the employees covered by the policy. Payroll INCLUDES commissions, anticipated bonuses, straight hourly wage for all hours worked, holiday pay, sick pay, piecework pay, tool allowances, value of living quarters provided by the employer, value of meals provided, value of store certificates or mechandise provided, and credits or any other substitute for money received by employees. Payroll does NOT INCLUDE profit-sharing amounts, unanticipated bonuses, vacation pay, tips or other gratuities received by employees from others, payments by the employer to group insurance or group pension plans, value of special rewards for individual invention or discovery, the value of a company-provided vehicle which is used in the employer's business, or dismissal or severance payments except for the pay earned for the time worked. It also excludes payments from a program to reward workers for safe working practices.

SUBCONTRACTORS

When you subcontract a portion (or all) of your work to others and retain the right to exercise any direction and control (regardless of whether that right is exercised), you will be expected to pay the premiums for that subcontracted payroll UNLESS the subcontractor has its own workers compensation insurance coverage. In order to avoid the payment of premium for your subcontractors, you should obtain a CERTIFICATE OF INSURANCE from each subcontractor. At the time of audit, your insurance carrier will ask for any certificates of insurance and will exclude the subcontractor's payroll when the certificate is available.

EXPERIENCE RATING

When any employer's initial policy develops an annual premium in excess of $5,000, the employer will qualify for experience rating at the beginning of the THIRD year and annually thereafter. When the employer develops premium in excess of $2,500 (but less than $5,000), they will qualify for an experience rating modification at the beginning of the FOURTH year. However, major changes in ownership may affect the continuation of individual employer data which may be used for experience rating purposes.


LWNOREGON

                                 INSURED'S COPY

Essentially, the Experience Rating Program will use your company's payroll, by individual classification, to determine the AVERAGE amount of losses expected to emerge from that payroll. It will then compare those EXPECTED LOSSES to the ACTUAL LOSSES which were paid and/or reserved for any injuries occuring during the period covered by the data used in the annual experience rating process. When your company has BETTER than average experience, the experience modification will result in a CREDIT (reduction in your final premium), but if your experience is WORSE than average, a DEBIT (Surcharge) will apply.

MERIT RATING

When an employer is too small to qualify for experience rating, a MERIT RATING program will apply. In general, this program will: a) reduce your final premium if there were no payments for "lost-time" injuries during the most recent year for which data has been compiled; b) will not affect your premium when there was only ONE lost-time injury; and c) will surcharge your premium when there are two or more lost-time injuries. Oregon law provides that, with the approval of regulatory authorities, insurance carriers may use their own customized merit rating plan. Maximum credits or surcharges are 10 percent. Check with your insurance carrier or agent for specific information about merit rating plans in effect in Oregon.

FEDERAL COVERAGES

While most employers will be subject to only the Oregon Workers Compensation Act, others MAY be subject to the Admiralty Act (for Masters or Members of a Vessel), to the Federal Employers Liability Act (Railroads engaged in Interstate Commerce), or the Longshore and Harborworkers Compensation Act (for stevedoring operations, operations, building or repairing of vessels, new construction work in connection with marinas, etc.). However, the determination of exposures under any of the Federal Acts is a legal question which should be discussed with your insurance carrier or agent.


LWNOREGON

                                 INSURED'S COPY

FINAL PREMIUM

When you obtain a policy from your insurance carrier, the premium will be ESTIMATED from the description of work and payroll information supplied by you. Your insurance carrier may either make interim audits or audit your account when your policy has expired. At that time, your final premium will be based upon the ACTUAL payrolls.

OREGON CLASSIFICATION AND RATING COMMITTEE

A Committee, composed of members well-versed in workers compensation insurance matters, meets periodically to hear the grievances of employers who feel they have been treated improperly in the assignment of classifications, payroll assignments, or experience ratings. (Since the 'rate' is an actuarial product which has been reviewed by the Insurance Department prior to approval for use, the appeal may NOT be based upon the rate for an individual classification). Should you feel you have been aggrieved, you may direct your specific allegations to the NCCI Northwestern Service Office, One S. W. Columbia Blvd. (Suite 850), Portland, OR 97258 or contact your carrier for further information.

CONCLUSION

The above information has been designed to provide you with a broad overview of the Oregon Workers Compensation Insurance system. Should you have further questions, please contact your carrier or the NCCI Northwestern Service Office at the address indicated above.


LWNOREGON

                                 INSURED'S COPY

                               ENDORSEMENT # 00001

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-48

Issued to: OUTSOURCE INTERNATIONAL, INC

BY: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                                 NAMED INSUREDS          FEIN
                                 --------------          ----

             00001   OUTSOURCE INTERNATIONAL, INC      592754571

             00002   SYNADINE I                        592754571
                     (DBA) PAYROLL PARTNERS

             00003   LABOR WORLD OF AMERICA, INC.      592754571
                     (DBA) SYNADYNE III

             00004   OUTSOURCE FRANCHISING, INC.       592754571

             00005   SYNADINE II                       650021598
                     (DBA)PAYROLL PARTNERS

             00006   SYNADINE IV                       650021598

             00007   CAPITAL STAFFING FUND, INC.       592754571

             00008   SMSB ASSOCIATES, INC.             592754571



                                           ------------------------------------
                                           AUTHORIZED REPRESENTATIVE
Issue Date: 04/01/97

Iw0003

                                 INSURED'S COPY

                                                                        PAGE 001
                               ENDORSEMENT # 00002

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-48

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                              ADDITIONAL LOCATIONS
                              --------------------

         00001   8000 N FEDERAL HIGHWAY
                 BOCA RATON                       FL  33487

         00002   2424 E. BURNSIDE STREET
                 PORTLAND                         OR  97214

         00003   2424 E. BURNSIDE STREET
                 PORTLAND                         OR  97214

         00004   2424 E. BURNSIDE STREET
                 PORTLAND                         OR  97214

         00005   2424 E. BURNSIDE STREET
                 PORTLAND                         OR  97214

         00006   2424 E. BURNSIDE STREET
                 PORTLAND                         OR  97214

         00007   2424 E. BURNSIDE STREET
                 PORTLAND                         OR  97214

         00008   2424 E. BURNSIDE STREET
                 PORTLAND                         OR  97214


                                           ------------------------------------
                                           AUTHORIZED REPRESENTATIVE

Issue Date: 04/01/97

1W0004

                                 INSURED'S COPY

                               ENDORSEMENT # 00003

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-48

Issued to: OUTSOURCE INTERNATIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

NOTICE OF CANCELLATION
PART SIX, PARAGRAPH D.2 OF THE WORKERS' COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY IS REPLACED BY THE FOLLOWING:

WE MAY CANCEL THIS POLICY. WE MUST MAIL OR DELIVER TO YOU NOT LESS THAN NINETY
(90) DAYS ADVANCE WRITTEN NOTICE, TEN(10) DAYS FOR NON-PAYMENT OF PREMIUM STATING WHEN THE CANCELLATION IS TO TAKE EFFECT. MAILING THAT NOTICE TO YOU AT YOUR MAILING ADDRESS SHOWN IN ITEM I OF THE INFORMATION PAGE WILL BE SUFFICIENT TO PROVE NOTICE.

                                           ------------------------------------
                                           AUTHORIZED REPRESENTATIVE

Issue Date: 04/01/97

1W0014

                                 INSURED'S COPY

                                   ENDORSEMENT

This endorsement, effective 12:01 AM 01/01/97

Forms a part of policy no.: RM WC 217-79-48

Issued to: OUTSOURCE INTERNAIONAL, INC

By: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

THIS POLICY PROVIDES NO COVERAGE IN THE STATE OF MAINE.

                                           ------------------------------------
                                           AUTHORIZED REPRESENTATIVE
Issue Date: 04/01/97

WCB80001

                                 INSURED'S COPY

                        SYNADYNE CLIENT SERVICE AGREEMENT


This AGREEMENT is made between the individual or firm named as CLIENT, _________________ located at ___________________________________ and SYNADYNE, a division of Outsource International, a Florida corporation.

I.  TERM OF THIS AGREEMENT.

    The term of this Agreement shall be from the COMMENCEMENT DATE as shown on Exhibit A until terminated by either party with forty-five (45) days' written notice. After notice, the termination is to occur at the end of the next calendar month or forty-five days from the date of notification, whichever is later. Until the end of the month following cancellation, the parties will continue to meet the obligations set forth in this AGREEMENT.

II.  PROFESSIONAL EMPLOYMENT SERVICES.

    By entering into this Agreement, SYNADYNE has agreed to provide
Professional Employment services. SYNADYNE and CLIENT shall be as a result of this Agreement, joint employers and share responsibilities as to employees at CLIENT's worksite who are subject to this agreement according to the terms herein. It is not the intention of this Agreement to insulate CLIENT in any manner from those responsibilities which the law imposes upon it as a business or workplace. Nor is it the purpose of this Agreement for SYNADYNE to provide a pass-through payroll service. The services provided by SYNADYNE, and the fees paid by CLIENT, are not provided or paid for, as an agent of CLIENT, but are instead supplied pursuant to SYNADYNE's management of the workforce at CLIENT's workplace.

M.  DUTIES & OBLIGATIONS OF SYNADYNE.

    A. SYNADYNE agrees to provide the following services to CLIENT and the employee under the shared supervision of CLIENT and SYNADYNE including:

         1. Timely payment of wages through SYNADYNE's payroll as reported by CLIENT, and the proper administration and payment of applicable employer related federal, state and local income tax withholding including Social Security and federal and state unemployment taxes. In accordance with Florida law, SYNADYNE assumes responsibility to pay said wages to employees under this Agreement without regard to payments from CLIENT, but reserves it's rights hereunder to collect said wages from CLIENT.

         2. Proper administration and payment of workers' compensation premium(s) and employee benefit programs except in the event that applicable law requires CLIENT or CLIENT elects to maintain said policies.

         3. Completion and maintenance of all payroll and benefit records, with the exception of the records of actual hours worked which shall be maintained and verified by CLIENT.

         4. Where appropriate, hiring, and appointing of an on-site Administrative Coordinator to implement terms and conditions of this Agreement.

    B. SYNADYNE agrees that it will develop and maintain a set of personnel policies and procedures in a manner designed to improve human resources management in CLIENT's business. CLIENT will assist SYNADYNE in implementing these policies and procedures.


                                       1
Form: 040797

    C. Direction and Control. In order to effectively provide the Human Resources and Employee Management services outlined in this service agreement, SYNADYNE reserves and retains the authority to approve and disapprove all actions to hire, fire, discipline, determine compensation and pay employees. CLIENT reserves the right to reasonably refuse the assigment of any employee provided hereunder or to request reassignment of any employee provided hereunder. SYNADYNE also retains a right to control aspects of the worksite to which employees are assigned relating to management of safety and risk, including but not limited to safety inspections of CLIENT'S premises, promulgation and administration of employment and safety policies and management of claims and related procedures.

    D. SYNADYNE agrees to release, defend, indemnify and hold CLIENT harmless from any and all wrongful or negligent acts of SYNADYNE or any failure of SYNADYNE to act in performance of its duties during, the initial or extended term of the Agreement.

    E. SYNADYNE will provide notice of this agreement to all employees subject to it in accordance with all applicable Federal and State laws.

IV. RIGHTS & DUTIES OF CLIENT.

    A. CLIENT will be responsible for the day-to-day supervision and control of employees assigned to CLIENT under this agreement. CLIENT will verify skills and references to determine employment eligibility of assigned employees.

    B. In the performance of supervisory functions of assigned employees, CLIENT agrees to follow SYNADYNE's policies and procedures. Such policies and procedures shall be made available to CLIENT prior to the assignment of employees under this agreement. SYNADYNE reserves the right to change, and/or periodically update the policies and procedures.

    C. CLIENT has the right to request removal or reassignment of assigned employees for good cause and with reasonable notice, or to reasonably refuse assignment of any employee.

    D. Work Records and Payment of Wages. CLIENT agrees to maintain records of actual time worked and verify the accuracy of wages and salaries reported to and paid by SYNADYNE. CLIENT will pay for any unpaid benefits due to assigned employees upon termination of employment, including, (but not limited to) unused vacation leave. CLIENT also agrees to pay all unpaid benefits due assigned employees if this Agreement is terminated. Unpaid benefits includes (but is not limited to) benefit plan premiums for all enrolled assigned employees until the end of the month during which this Agreement is terminated. CLIENT will be responsible for the accuracy of all work time records for all employees and verify that they are approved, verified and signed by the employee and appropriate supervisor each pay period.

    E. Workplace Safety and Workers' Compensation Compliance.

         1. CLIENT agrees that it is primarily responsible for complying with all health, safety, and environmental rules, regulations, and statutes and that it will comply at its expense with all safety, health and work environment laws, regulations, ordinances, directives, notices, warnings, and rules imposed by controlling federal, state and local governments, including, but not limited to OSHA and it will immediately report, before the end of the current work day or shift all accidents and injuries to SYNADYNE. CLIENT agrees to provide SYNADYNE with a complete list of hazardous materials that employees may come into contact with, the proper method of handling, the dangers of each in conformity with the law and Material Safety Data Sheets for each such material. CLIENT also agrees to comply at its expense with any specific directives from SYNADYNE, its workers' compensation carrier or any government agency having jurisdiction over the work place, health and safety. CLIENT shall provide all employees protective equipment as required by federal, state or local law, regulation, ordinance, directive or rule or as deemed necessary by SYNADYNE or its workers' compensation carrier. SYNADYNE, its workers' compensation carrier and its liability insurance carriers shall have the right to inspect CLIENT's premises to ensure that employees assigned to CLIENT are not exposed to an unsafe work place. To the extent possible, such inspection shall be scheduled at a mutually convenient time. In no event shall this right, the exercise of this right or the nonexercise of this right affect any of the CLIENT's obligations to SYNADYNE and the shared employees specified in this Agreement.

                                       2
Form: 040797

         2. In the event that applicable law requires CLIENT or if CLIENT elects to maintain a policy of workers' compensation insurance, or a lawful alternative to same, CLIENT shall cause SYNADYNE to be named as altenate employer, or an additional insured on said policy or alternative coverage.

         3. Light Duty Assignments. CLIENT agrees that it will provide light duty work to any person who may be entitled to same under law. If CLIENT fails or is unable to provide light duty SYNADYNE shall have the right to re-assign the employee in light duty at a different location. CLIENT shall immediately reimburse SYNADYNE for the cost of providing, any light duty work assignment, or the costs resulting from the inability to provide such light duty work.

    F. Insurance.

         1. Vehicle, Liability, Property, Malpractice and E&O Insurance Protection. If any assigned employee is required to drive a vehicle of any kind for CLIENT, CLIENT will furnish and keep in full force and effect during the term of this Agreement liability insurance to include coverage for public liability, both bodily injury and property damage, with a minimum combined single limit of One Million Dollars ($1,000,000) and uninsured motorist insurance with a minimum combined single limit of Sixty Thousand Dollars ($60,000), or the minimum limit required by applicable state law. If an assigned employee performs any duties in a professional capacity, CLIENT agrees to exercise such direction and control over said employee sufficient to comply with all applicable laws, and CLIENT shall furnish malpractice insurance which shall cover any acts, errors or omissions, including, but not limited to, negligence. The employee shall be deemed the employee of the CLIENT for the purposes of this insurance. CLIENT agrees to cause its insurance carrier(s) to name SYNADYNE as an additional named insured on CLIENT's policy and shall provide evidence of such coverage, and shall issue a Certificate(s) of Insurance evidencing same to SYNADYNE allowing not less than thirty (30) days' notice of cancellation or material change. CLIENT agrees to file against such policy exclusively with respect to any claim for malpractice or errors and omissions or any other claim covered thereunder for any employee engaged in the performance of licensed and/or professional duties. CLIENT agrees to defend SYNADYNE, or to cause its insurance carrier to defend SYNADYNE, against any and all liabilities of any kind, including costs and attorneys' fees, arising out of any such claim.

         2. General Liability Insurance Protection. CLIENT agrees to keep in full force and effect at all times during the term of this Agreement, a comprehensive general liability insurance policy in the minimum limit of One Million Dollars ($1,000.000) insuring CLIENT against bodily injury and property damage liability caused by CLIENT's premises-operations, completed operations and/or products. Said policy shall also include blanket contractual liability and personal injury liability. CLIENT shall provide SYNADYNE with a certificate of insurance evidencing such coverage, said certificate to provide thirty (30) days' notice in the event of cancellation of coverage. CLIENT agrees that with respect to any claim or event alleging or resulting in bodily injury or property damage that involves a contract employee, CLIENT agrees to file for recovery under CLIENT'S appropriate liability insurance policy.

         3. CLIENT is required for its own protection to secure all necessary forms of liability insurance that CLIENT would feel essential to have if SYNADYNE assigned employees were the employees of CLIENT.

    G. CLIENT agrees to release, defend, unconditionally indemnify and hold SYNADYNE harmless from any and all wrongful or negligent acts committed by CLIENT or assigned employees including violations of any federal, state or local statutes, laws or regulations, as well as all liability claims involving CLIENT or assigned employees. If SYNADYNE is sued or made the subject of an investigation or administrative action, by any governmental agency; CLIENT agrees to pay all costs, including attorneys' fees incurred by SYNADYNE.

    Any and all damages awarded to a SYNADYNE assigned employee or his or her representative as a result of such claims will be paid by CLIENT and not SYNADYNE, or if required to be paid by SYNADYNE, CLIENT will reimburse SYNADYNE for and such award and all costs and attomeys' fees expended by SYNADYNE and/or paid to the prevailing employee.

    H. Special Benefits Administration Agreement.


Form: 040797
                                        3

         1. If this agreement is terminated for any reason, CLIENT shall take all necessary action to replace health care coverage for employees covered by this Agreement so as to avoid the implication of a qualifying event as defined by I.R.C. /section/4980B. If CLIENT fails to provide such health care coverage, SYNADYNE shall be obligated to extend continuation of its health care coverage in accordance with I.R.C. /section/4980B, and CLIENT shall then remit to SYNADYNE the cost per employee to provide such coverage.

         2. COBRA Notifications. CLIENT agrees to comply with the provisions of I.R.C. /section/4980B and to notify SYNADYNE of any event that would constitute a qualifying event under said statute as soon as it becomes aware of said event.

If CLIENT fails to notify SYNADYNE of a qualifying event under IRS and /section/4980B CLIEINT shall be liable for any and all costs or penalties incurred by SYNADYNE as the result.

    I. Automatic Termination Conditions. In the event that any one or more of the following conditions occurs, this Agreement will be deemed to have terminated at least twenty four (24) hours immediately before the first of said event(s): (a) any condition of CLIENT which could fit the definition of financial distress under the Worker Adjustment and Retraining Notification Act;
(b) the filing by CLIENT of any petition for reorganization or bankruptcy; (c) the closing of any facility or operation where 25% or more of CLIENTS employees are assigned.; (d) for non-payment of invoice.

    J. CLIENT's Current Compliance. CLIENT warrants that, all wages and benefits for all past and present employee(s) are current and that there is no liability for same to which SYNADYNE could succeed. CLIENT expressly agrees to indemnify, hold harmless and defend SYNADYNE from any and all liabilities, known or unknown, including without limitation costs and attorneys' fees, which could arise out of any allegation, assertion or claim that SYNADYNE is a successor employer of CLIENT.

    K. Compliance with Federal, State, and Local Laws.

         1. CLIENT acknowledges, understands and agrees that, notwithstanding any other provisions of this Agreement, the fees charged by SYNADYNE and remitted by CLIENT are not intended to compensate SYNADYNE for the risk associated with the liabilities which may arise out of the improper management of employees or for the violation of numerous local, state, and federal employment statutes. CLIENT is responsible for complying with all federal, state and local laws, regulations and ordinances including, but not limited to, those relating to employment labor and wage and hour issues, safety and health, environmental issues, hazardous waste, access to CLIENTS premises, and accommodation of protected individuals under the law, just as if, and to the same extent as if this Agreement did not exist.

         2. Premises & Accommodation Liability (ADA). The parties agree that any exposure, risk or liability for said access or accommodation or failure thereof, whether imposed by the Americans with Disabilities Act or some other federal, state or local statute, law or regulation, shall be the sole responsibility of CLIENT.

         3. Family Medical Leave Act (FMLA) Compliance. It shall be CLIENT's sole responsibility to determine the size of its workforce, the number of hours of work required to meet the market demand for CLIENTS service and/or product, employee scheduling, and the suitability of individuals for any specific job duties. Accordingly, for purposes of determining whether and to what extent any individual worker can be allowed to take time off away from work for any purpose, and to what extent if any such time off would require the assignment of a replacement worker, CLIENT shall have the primary responsibility for making such determinations, and SYNADYNE shall have the secondary responsibility for implementing such aspects of said determinations as may be appropriate under this Agreement. CLIENT shall be solely responsible for all costs to comply with the FMLA, including without limitation the cost of securing a replacement job position for any worker covered by this agreement, and the cost of any benefit plan coverage associated with FMLA compliance. CLIENT shall pay all costs associated with any person placed in a job vacancy created in compliance with FMLA.

        L. CLIENT agrees to assist SYNADYNE in the notification of affected workers of the joint employer arrangement described herein, and in obtaining worker acknowledgment of same.

                                       4
Form: 040797

V.  SERVICE FEES.

    A. Employment Enrollment Fee. On or before the commencement date, CLIENT will pay to SYNADYNE an INITIAL ENROLLMENT FEE for each position shown on Exhibit B. An ENROLLMENT FEE will also be due when new employees are added to CLIENT's payroll (including replacement employees for those listed on Exhibit B and any employees hired for newly established positions).

    B. The Administrative Fee. The Administrative Fee charged to the CLIENT and payable at the end of each pay period will be equal to the rate specified on Exhibit B. Any increase or decrease in the Administrative Fee for statutory increases in employment taxes, shall be effective on the date of such increase or decrease. Workers' compensation and employee health benefit costs will also be adjusted as of the effective dates. A thirty (30) day notification shall be required of SYNADYNE before changes are to be made in SYNADYNE's Administrative Fee (see Exhibit B) charged to the CLIENT.

    C. Other Service Fee Components. CLIENT will pay, at the end of each regular or special pay period all additional costs or expenses incurred at the request of CLIENT, including replacement personnel or temporary personnel obtained from SYNADYNE, any assigned field supervisor, safety engineering, fidelity bonding, professional liability insurance, overnight mail charges, continuing education, etc.

    D. All payments to SYNADYNE by CLIENT will be made upon presentation. A late payment charge of two (2) percent will be added to all accounts not paid when due. Bankdrafts returned unpaid from CLIENT's bank will be subject to the late payment charge plus any additional costs incurred by SYNADYNE. An unpaid balance will also be subject to a periodic charge of one and one-half (1 and 1/2) percent per calendar month until paid. SYNADYNE reserves the right to suspend the services to CLIENT until full payment has been made of any amount past due and SYNADYNE may impose a 20% late payment fee, or the highest fee allowed by law.

VI.  GENERAL PROVISIONS

    A. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes any and all agreements, whether oral or written, between the parties with respect to its subject matter. If an action is brought by either party hereto for breach or default of any provision of this Agreement, the prevailing party in such action shall be awarded reasonable attorneys' fees and costs in addition to any other relief to which the party may be entitled.

    B. Modification. This Agreement may not be altered or amended except by written agreement duly executed by all parties hereto.

    C. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

    D. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall together constitute but one and the same agreement, binding upon all the parties hereto, notwithstanding that all the parties are not signatories to the original of the same counterpart.

    E. Headings. The headings and labels of the paragraphs of this Agreement are inserted solely for the convenience of reference, and in no way define, limit, extend or aid in the construction of the scope, extent or intent of this Agreement or of any term or provision hereof.

    F. Severability. Should any term, warranty, covenant, condition or provision of this Agreement be held to be invalid or unenforceable, the balance of this Agreement shall remain in force and shall stand as if the unenforceable part did not exist.

    G. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and jurisdiction shall rest with applicable Florida courts. Both parties acknowledge the personal jurisdiction of the courts in and for Broward County, Florida. Both parties acknowledge and agree to service of process from the courts in and for Broward County, Florida. All suits and special proceedings arising out of this Agreement shall be brought in the courts

                                       5
Form: 040797
in and for Broward County, Florida, unless the parties agree to mediate or arbitrate their dispute as provided in /section/ H below. The parties agree and hereby irrevocably submit any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated by this Agreement to the jurisdiction and venue of the United States District Court for the Southern District of Florida or the jurisdiction and venue of any court of the State of Florida located in Broward County and waive any and all objections to jurisdiction and venue that they may have under the laws of Florida or the United States.

    H. Arbitration and Mediation. All disputes and alleged breaches arising out of or relating to this Agreement may be resolved by way of mediation and arbitration as set forth herein. If a dispute under this Agreement arises, either party may serve written notice on the other that it desires to have the dispute submitted to mediation in accordance with the procedures of the Federal Mediation & Conciliation Service, pursuant to Chapter 44, Florida Statutes or as otherwise agreed by the parties to the dispute. Once elected, a mediation conference shall be scheduled with 30 days in the City of Deerfield Beach, Florida. If the dispute is not resolved through mediation, the parties shall submit their dispute to binding arbitration within 30 days after impasse is declared by a mediator. The Arbitration shall be conducted by a committee of arbitrators (one appointed by SYNADYNE, one appointed by CLIENT and one appointed by the two arbitrators so appointed), in the City of Deerfield Beach, Florida, and pursuant to the terms of the Florida Arbitration Code Chapter 682, et. seq, Florida Statutes. The arbitrators shall abide by the rules of the American Arbitration Association and their decision shall be final and binding on both parties. Judgment may be obtained on the arbitration award in any court of competent jurisdiction. Completion of mediation until resolution or impasse is a condition precedent to arbitration.

    I. Waiver. The failure of any party to enforce at any time the provisions of this Agreement shall not be construed as a waiver of any provision or of the right of such party thereafter to enforce each and every provision of this Agreement.

    J. Assignment. CLIENT shall not transfer or assign this Ageement or any part thereof without the prior written consent of SYNADYNE. This Agreement may be assigned by SYNADYNE at its sole discretion.

    K. Default & Termination. In addition to the means of termination specified in /section/V,I above, this Agreement may also be terminated by CLIENT's default, at SYNADYNE's sole discretion. Acts of default by CLIENT shall include:

         1. Failure of CLIENT to pay any monies due under this Agreement.

         2. Failure of CLIENT to comply within the time specified by SYNADYNE with any directive of SYNADYNE when such directive is promulgated or made necessary by (i) a federal, state or local governmental body, department or agency, (ii) an insurance carrier providing coverage to SYNADYNE and/or the employees and/or (iii) specific circumstances which currently or potentially affect SYNADYNE, CLIENT or employees covered by this Agreement.

         3. Direct payment of taxable wages by CLIENT to SYNADYNE assigned employees for services contemplated by this Agreement. Any breach or default of any material term or condition of this Agreement shall, unless the innocent party elects otherwise in writing, cause immediate termination of this Agreement. Notwithstanding same, the innocent party is required to provide immediate written notice of any material breach or default. The effective date of termination shall be deemed to be the date the violation occurs, not when discovered or when notice is received by either party.

     L. Notices. Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when deposited with the United States Postal Service, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid and addressed:

         1. In the case of SYNADYNE, to SYNADYNE, 1144 East Newport Center Drive, Deerfield Beach, Florida 33442 or to such other person or address as SYNADYNE may furnish to CLIENT.

         2. In the case of CLIENT, to ___________________________ or to such other person or address that CLIENT may furnish from time to time to SYNADYNE.


                                       6
Form: 040797

     M. Time Is Of The Essence. Time is of the essence in the performance of this Agreement.

     N. No Third Party Beneficiaries. The parties acknowledge and agree that this Agreement creates no rights for or in favor of any person or third party not a party to this Agreement, and that no such person may place any reliance hereon.



CLIENT

Signature ________________________________  Date ________________

Print Name and Title ____________________________________________


SYNADYNE

Signature ________________________________  Date ________________

Print Name and Title ____________________________________________



                                       7
Form: 040797